UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Life Funds

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500
Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis
Vice President and General Counsel Fund Advisor
Pacific Life Fund Advisors LLC
700 Newport Center Drive, P.O. Box 9000
Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:
Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103-3702

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

As of March 31, 2008

ANNUAL REPORT

PACIFIC LIFE FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2008.

          Pacific Life Funds is comprised of twenty-two separate funds (each individually a “fund” and collectively, the “funds”). Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds supervised the management of all of the funds and manages six of the funds directly. PLFA also does business under the name Pacific Asset Management (PAM) and manages the PL Money Market Fund under the PAM name. For the other funds, Pacific Life Funds and PLFA retained other firms to serve as portfolio managers under PLFA’s supervision. PLFA became the Pacific Life Funds’ adviser effective May 1, 2007 (Prior to that time, its parent company, Pacific Life Insurance Company, served as the adviser). The portfolio managers as of March 31, 2008 are listed below:

Portfolio Manager	Fund

Pacific Life Fund Advisors LLC (PLFA)	PL Portfolio Optimization Conservative Fund
PL Portfolio Optimization Moderate-Conservative Fund
PL Portfolio Optimization Moderate Fund
PL Portfolio Optimization Moderate-Aggressive Fund
PL Portfolio Optimization Aggressive Fund
Pacific Asset Management (PAM)	PL Money Market Fund
Fred Alger Management, Inc. (Alger)	PL Small-Cap Growth Fund
AllianceBernstein L.P. (AllianceBernstein)	PL International Value Fund
ClearBridge Advisors, LLC (ClearBridge)	PL Large-Cap Value Fund
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	PL Short Duration Bond Fund
Janus Capital Management LLC (Janus)	PL Growth LT Fund
Lazard Asset Management LLC (Lazard)	PL Mid-Cap Value Fund
Loomis, Sayles & Company, L.P. (Loomis Sayles)	PL Large-Cap Growth Fund
MFS Investment Management (MFS)	PL International Large-Cap Fund
NFJ Investment Group L.P. (NFJ)	PL Small-Cap Value Fund
OppenheimerFunds, Inc. (Oppenheimer)	PL Main Street® Core Fund
PL Emerging Markets Fund
Pacific Investment Management Company LLC (PIMCO)	PL Managed Bond Fund
PL Inflation Managed Fund
Van Kampen	PL Comstock Fund
PL Mid-Cap Growth Fund
PL Real Estate Fund

We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board and Chief Executive Officer	President
Pacific Life Funds	Pacific Life Funds

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

          This report and financial statements contained herein are provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ prospectus which contains information about the Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.

          The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

          The composite benchmarks are composed using the four broad-based indexes for the PL Portfolio Optimization Funds. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.

          This report shows you the performance of the funds compared to benchmark indexes. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indexes are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends. For index returns on fixed income securities total returns are equal to the change in price plus the coupon return.

          The following market commentaries are written by the adviser and portfolio managers and as such, are based on their opinions of how their fund(s) performed during the year. Any references to “we,” “I,” or “ours” are references to the adviser or portfolio manager. This report may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus and Statement of Additional Information, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

PL Portfolio Optimization Funds

          The Portfolio Optimization Funds are five funds (PL Portfolio Optimization Funds) which commenced operations on December 31, 2003. Each of the PL Portfolio Optimization Funds invests a specified target amount in the various funds of Pacific Life Funds to accomplish the risk/return profile for that particular PL Portfolio Optimization Fund. Each PL Portfolio Optimization Fund seeks to optimize returns for a given level of risk or minimize risk for a given level of return. The market conditions noted below affected each of the PL Portfolio Optimization Funds during the twelve-month period.

Market Conditions

          The trailing twelve-month period ending March 31, 2008 went through some volatile markets as recessionary concerns in the U.S. spread throughout the economy. The U.S. gross domestic product (GDP) crawled at an annualized 0.6% pace in the fourth quarter of 2007 and a 2.2% rate year-over-year. The housing market remained the top factor that slowed overall growth. The Federal Reserve Board (Fed) has been playing an ever-present role in recent quarters in attempts to rejuvenate the financial system. The Fed slashed the Federal Funds (Fed Funds) target rate to 2.25% in March 2008 from the 5.25% level seen throughout most of 2007. The Fed further injected liquidity through the Term Auction Facility program and by accepting a wider range of collateral. On a separate note, the Fed intervened in the sale of the troubled investment bank, The Bear Stearns Cos., Inc. While such moves may have prevented a potential disaster in the U.S. financial system, these aggressive moves by the Fed have had a global impact.

          The first quarter of 2008 saw the end to a five year bullish run in the S&P 500 Index, dropping -5.08% for the twelvemonth period. Fixed income benchmarks posted another solid year as investors continued to move away from riskier asset classes. The Lehman Brothers Aggregate Bond Index accelerated to 7.67% for the same period. The cuts in interest rates have also weakened the U.S. dollar, hurting foreign exporters. The weak dollar, softening U.S. consumer demand, and rising commodity prices have led to concerns in foreign markets. After five consecutive years of double-digit growth, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index slipped -2.70% year-over-year at the end of the first quarter of 2008.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          With regard to market capitalization (cap), larger companies generally outperformed smaller-sized companies. Foreign indices, particularly emerging markets, performed better than U.S. indices. Furthermore, growth-oriented companies performed relatively better than their value-oriented counterparts. Rising commodity prices helped inflation-managed funds perform well over the period.

          Significant volatility in the markets continued in the first quarter of 2008, which was seen increasing throughout 2007. The Chicago Board of Options Exchange Market Volatility Index, a measure of market volatility, had doubled since the first quarter of 2007. Main contributions to the increased volatility include the spillover effect from the sub-prime area. Major financial institutions received blows, as write-downs from falling asset-backed security values hurt profits. Rising concerns since the end of 2007 have caused the U.S. equity market to slide down for the first three-month period in 2008. The S&P 500 Index dropped -9.44% and the MSCI EAFE Index fell -8.91%, while the Lehman Brothers Aggregate Bond Index rose 2.17% over this three-month period. Energy and materials sectors led the markets, while financial and consumer discretionary sectors dragged the market throughout 2007.

          Volatility maintained its presence in the first quarter of 2008. Increased uncertainty of the near-term economic outlook and rising inflationary concerns have affected performance in recent quarters. Certain asset classes and sectors have benefited, while others have suffered over the past year. Nevertheless, we, at PLFA believe long-term investors should maintain a diversified portfolio, which includes exposure to multiple asset classes to diversify risk.

Performance

          Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the underlying funds in which it invests, which may include money market, bonds, domestic equities and international funds, there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding two broad based indices to use as a comparison to each fund’s performance.

          In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance of these four broad-based composite benchmarks is shown in the following table. The underlying funds’ performance listed is net of all fund expenses.

Broad-Based Indices	1-Year Performance as of 3-31-08

S&P 500 Index (U.S. Stocks)	-5.08%
Morgan Stanley Capital International Europe,
Australasia and Far East Index (MSCI EAFE
Index) (International Stocks)	-2.70%
Lehman Brothers Aggregate Bond Index
(Fixed Income)	7.67%
Merrill Lynch 3-Month U.S. T-Bill Index (Cash)	4.64%

          It should be noted that the benchmark indices for the underlying funds may differ from the PL Portfolio Optimization Funds broad-based indices:

          The PL Portfolio Optimization Funds had investments in the following underlying funds, which were primary contributors to performance relative to the broad-based indices:

Underlying Funds	1-Year Performance as of 3-31-08

PL Emerging Markets A
(International Stocks)	17.21%
PL Inflation Managed A
(Fixed Income)	14.80%
PL Managed Bond A
(Fixed Income)	9.44%
PL Short Duration Bond A
(Fixed Income)	7.86%
PL Mid-Cap Growth A
(U.S. Stocks)	3.48%

          The PL Portfolio Optimization Funds had investments in the following underlying funds, which were primary detractors from performance relative to the broad-based indices:

Underlying Funds	1-Year Performance as of 3-31-08

PL Real Estate A
(U.S. Stocks)	-18.03%
PL Mid-Cap Value A
(U.S. Stocks)	-14.81%
PL Comstock A
(U.S. Stocks)	-13.16%
PL Main Street Core A
(U.S. Stocks)	-8.29%
PL International Value A
(International Stocks)	-8.27%

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Conservative Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 5.15%, compared to a 7.67% return for the Lehman Brothers Aggregate Bond Index, a -5.08% return for the S&P 500 Index, and a 4.62% return for the PL Portfolio Optimization Conservative Composite Benchmark.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization Conservative	Class A	Class B	Class C	Class R

1 Year Total Return:
Without sales charge	5.15%	4.42%	4.48%	4.90%
With maximum sales charge	-0.62%	-0.58%	3.48%	N/A
Lehman Brothers Aggregate Bond Index	7.67%
S&P 500 Index	-5.08%
PL Portfolio Optimization Conservative Composite Benchmark	4.62%
3 Year Total Return:
Without sales charge	5.12%	4.50%	4.55%	N/A
With maximum sales charge	3.17%	3.26%	4.55%	N/A
Lehman Brothers Aggregate Bond Index	5.48%
S&P 500 Index	5.84%
PL Portfolio Optimization Conservative Composite Benchmark	5.80%

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization Conservative	Class A	Class B	Class C	Class R

Since Inception (December 31, 2003):
Without sales charge	4.38%	3.79%	3.79%	5.18%
With maximum sales charge	3.00%	3.37%	3.79%	N/A
Lehman Brothers Aggregate Bond Index	4.76%
S&P 500 Index	6.11%
PL Portfolio Optimization Conservative Composite Benchmark	5.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Conservative Fund has a large concentration in a diverse group of three fixed income funds and one money market fund, with small allocations to domestic and international equity funds. The fund outperformed its composite benchmark over the past twelve months.

          The fund’s fixed income allocation was the primary contributor to outperformance relative to the composite benchmark. Strong performance was derived particularly from inflation-protected bonds and intermediate-term bonds. Specifically the PL Inflation Managed Fund and PL Managed Bond Fund contributed to the relative outperformance. An allocation to the PL Short Duration Bond Fund also contributed positively.

          Domestic and international equity allocations both detracted from performance relative to the composite benchmark. Value-oriented funds like the PL Comstock Fund and PL International Value Fund both negatively impacted performance.

PL Portfolio Optimization Moderate-Conservative Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 2.31%, compared to a 7.67% return for the Lehman Brothers Aggregate Bond Index, a -5.08% return for the S&P 500 Index, and a 2.30% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization Moderate-Conservative	Class A	Class B	Class C	Class R

1 Year Total Return:
Without sales charge	2.31%	1.53%	1.51%	2.03%
With maximum sales charge	-3.30%	-3.35%	0.53%	N/A
Lehman Brothers Aggregate Bond Index	7.67%
S&P 500 Index	-5.08%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	2.30%
3 Year Total Return:
Without sales charge	5.79%	5.17%	5.19%	N/A
With maximum sales charge	3.82%	3.95%	5.19%	N/A
Lehman Brothers Aggregate Bond Index	5.48%
S&P 500 Index	5.84%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	6.46%
Since Inception (December 31, 2003):
Without sales charge	5.19%	4.59%	4.61%	5.39%
With maximum sales charge	3.81%	4.18%	4.61%	N/A
Lehman Brothers Aggregate Bond Index	4.76%
S&P 500 Index	6.11%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	6.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Conservative Fund has a large concentration in a diverse group of three fixed income funds and one money market fund, with moderate allocations to domestic and international equity funds. The fund was in-line with its composite benchmark over the past twelve months.

          The fund’s fixed income allocation served as a solid contributor to performance. Strong performance was derived from inflation-protected bonds and intermediate-term bonds. Specifically the PL Inflation Managed Fund and PL Managed Bond Fund drove positive performance. An allocation to the PL Short Duration Bond Fund also aided performance.

          Domestic and international equity funds countered the positive performance derived from the fixed income allocation of the fund. Value-oriented funds like the PL Comstock Fund and PL International Value Fund both negatively impacted performance.

PL Portfolio Optimization Moderate Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 0.28%, compared to a 7.67% return for the Lehman Brothers Aggregate Bond Index, a -5.08% return for the S&P 500 Index, and a 0.37% return for the PL Portfolio Optimization Moderate Composite Benchmark.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization Moderate	Class A	Class B	Class C	Class R

1 Year Total Return:
Without sales charge	0.28%	-0.48%	-0.46%	0.05%
With maximum sales charge	-5.21%	-5.24%	-1.41%	N/A
Lehman Brothers Aggregate Bond Index	7.67%
S&P 500 Index	-5.08%
PL Portfolio Optimization Moderate Composite Benchmark	0.37%
3 Year Total Return:
Without sales charge	6.98%	6.38%	6.37%	N/A
With maximum sales charge	4.99%	5.19%	6.37%	N/A
Lehman Brothers Aggregate Bond Index	5.48%
S&P 500 Index	5.84%
PL Portfolio Optimization Moderate Composite Benchmark	7.07%
Since Inception (December 31, 2003):
Without sales charge	6.45%	5.88%	5.85%	6.13%
With maximum sales charge	5.05%	5.49%	5.85%	N/A
Lehman Brothers Aggregate Bond Index	4.76%
S&P 500 Index	6.11%
PL Portfolio Optimization Moderate Composite Benchmark	6.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate Fund invests in a diverse group of domestic and international equity funds, with a material allocation to fixed income funds. The fund slightly underperformed its composite benchmark over the past twelve months.

          The allocation to domestic equity, representing nearly half of the fund, served as the primary detractor from performance relative to the composite benchmark. Although growth-oriented funds like the PL Mid-Cap Growth Fund contributed positively to performance, it was not enough to offset the poor performance derived from value-oriented funds like the PL Comstock Fund and PL Mid-Cap Value Fund. An exposure to the PL Real Estate Fund also negatively affected performance.

          On the international front, an allocation to the PL Emerging Markets Fund contributed positively to performance. However, this was counteracted by negative performance from the PL International Value Fund.

          A large allocation to fixed income contributed positively to performance. Specifically, the PL Inflation Managed Fund and PL Managed Bond Fund both aided performance. An allocation to the PL Short Duration Bond Fund also helped. Overall, positive contributions derived from the fixed income allocation were exceeded by the negative impact of the fund’s equity allocation.

PL Portfolio Optimization Moderate-Aggressive Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -2.25%, compared to a 7.67% return for the Lehman Brothers Aggregate Bond Index, a -5.08% return for the S&P 500 Index, and a -1.65% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization
Moderate-Aggressive	Class A	Class B	Class C	Class R

1 Year Total Return:
Without sales charge	-2.25%	-3.04%	-3.03%	-2.39%
With maximum sales charge	-7.62%	-7.66%	-3.95%	N/A
Lehman Brothers Aggregate Bond Index	7.67%
S&P 500 Index	-5.08%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	-1.65%
3 Year Total Return:
Without sales charge	7.39%	6.79%	6.81%	N/A
With maximum sales charge	5.39%	5.61%	6.81%	N/A
Lehman Brothers Aggregate Bond Index	5.48%
S&P 500 Index	5.84%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	7.51%
Since Inception (December 31, 2003):
Without sales charge	6.95%	6.40%	6.37%	6.30%
With maximum sales charge	5.54%	6.01%	6.37%	N/A
Lehman Brothers Aggregate Bond Index	4.76%
S&P 500 Index	6.11%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	7.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Aggressive Fund invests primarily in a diverse group of ten domestic and three international equity funds with small allocations to fixed income funds. The fund underperformed its composite benchmark over the past twelve months.

          The allocation to domestic equity, representing more than half of the fund, served as the primary detractor from performance relative the composite benchmark. Although growth-oriented funds like the PL Mid-Cap Growth Fund contributed positively to performance, it was not enough to offset the poor performance derived from value-oriented funds like the PL Comstock Fund and PL Mid-Cap Value Fund. Poor performance by the PL Main Street Core Fund and PL Large-Cap Value Fund relative to the equity component of the composite benchmark served as a drag on performance. An exposure to the PL Real Estate Fund also negatively affected performance.

          On the international front, an allocation to the PL Emerging Markets Fund contributed positively to performance. However, this was counteracted by negative performance from the PL International Value Fund and PL International Large-Cap Fund.

          An allocation to fixed income contributed positively to performance. Specifically, the PL Inflation Managed Fund and PL Managed Bond Fund both aided performance. An allocation to the PL Short Duration Bond Fund also helped. Overall, positive contributions derived from the fixed income allocation were exceeded by the negative impact of the fund’s equity allocation.

PL Portfolio Optimization Aggressive Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -5.70%, compared to a 7.67% return for the Lehman Brothers Aggregate Bond Index, a -5.08% return for the S&P 500 Index, and a -4.05% return for the PL Portfolio Optimization Aggressive Composite Benchmark.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Portfolio Optimization
Aggressive	Class A	Class B	Class C	Class R

1 Year Total Return:
Without sales charge	-5.70%	-6.46%	-6.44%	-5.88%
With maximum sales charge	-10.92%	-10.91%	-7.33%	N/A
Lehman Brothers Aggregate Bond Index	7.67%
S&P 500 Index	-5.08%
PL Portfolio Optimization Aggressive Composite Benchmark	-4.05%
3 Year Total Return:
Without sales charge	7.96%	7.36%	7.33%	N/A
With maximum sales charge	5.93%	6.19%	7.33%	N/A
Lehman Brothers Aggregate Bond Index	5.48%
S&P 500 Index	5.84%
PL Portfolio Optimization Aggressive Composite Benchmark	7.68%
Since Inception (December 31, 2003):
Without sales charge	7.50%	6.94%	6.93%	6.48%
With maximum sales charge	6.08%	6.56%	6.93%	N/A
Lehman Brothers Aggregate Bond Index	4.76%
S&P 500 Index	6.11%
PL Portfolio Optimization Aggressive Composite Benchmark	7.93%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Aggressive Fund invests primarily in a diverse group of ten domestic and three international equity funds. The fund underperformed its composite benchmark over the past twelve months.

          The PL Portfolio Optimization Aggressive Fund was largely invested in domestic equity, which served as the primary detractor from performance relative to the composite benchmark. Although growth-oriented funds like the PL Mid-Cap Growth Fund contributed positively to performance, it was not enough to offset the poor performance derived from value-oriented funds like the PL Comstock Fund and PL Large-Cap Value Fund. Poor performance by the PL Main Street Core Fund relative to the equity component of the composite benchmark served as a drag on performance. An exposure to the PL Real Estate Fund also negatively affected performance.

          Although performance within the fund’s international equity allocation was mixed, overall it served as a drag on performance. The PL Emerging Markets Fund contributed positively to performance but was counteracted by negative performance from the PL International Value Fund and PL International Large-Cap Fund.

PL Money Market Fund

Q. How did the fund perform over the year ended March 31, 2008?

A For the year ended March 31, 2008, the fund’s Class A returned 3.90%, compared to a 4.64% return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, and a 4.44% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ending March 31, 2008 was 1.85%.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Money Market Fund	Class A

1 Year Total Return:
Without sales charge	3.90%
Merrill Lynch 3-Month U.S. Treasury Bill Index	4.64%
Lipper Money Market Funds Index	4.44%
5 Year Total Return:
Without sales charge	2.37%
Merrill Lynch 3-Month U.S. Treasury Bill Index	3.18%
Lipper Money Market Funds Index	2.79%
Since Inception (September 28, 2001):
Without sales charge	1.96%
Merrill Lynch 3-Month U.S. Treasury Bill Index	2.87%
Lipper Money Market Funds Index	2.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Fed Funds rate remained unchanged at 5.25% for the first part of the fiscal year as improved inflation readings and moderate growth were balanced against mixed economic indicators and the ongoing adjustment to the housing market. By mid-fiscal year, falling home prices and increasing delinquencies in the U.S. housing sector, and in particular the sub-prime mortgage loan market, weighed heavily on the market. These pressures materialized in the financial markets raising concerns over the ratings and riskiness of securities backed by sub-prime mortgages. Concerns of sub-prime exposure quickly spread from the overall market to the cash market restraining liquidity, widening spreads, and sparking a “flight to quality” as investors looked to the safety of the Treasury market. In response, the Fed took steps to improve liquidity in August by injecting reserves into the banking system, and easing restrictions at the discount window. Investors remained concerned about securities with underlying sub-prime exposure and started to reduce their exposure to asset-backed commercial paper (ABCP) and structured investment vehicles (SIVs), which pushed spreads wider and further constrained liquidity.

          Negative news and deteriorating credit conditions continued into the third quarter despite the Fed’s continued easing campaign. Cash markets started to show signs of improvement later in the year in response to the accumulation of the Fed’s actions combined with the announcement by several banks to bring their SIV programs onto their balance sheet.

          This improvement was short-lived as negative headlines continued into the new year sparking global equity markets to sell off and liquidity to once again become constrained. In late January, the Fed lowered the Fed Funds rate, inter-meeting, 75 basis points (bps) to 3.50% which was their largest single rate reduction in the last 20 years. The Fed also lowered their target rate eight days later by another 50 bps to 3.00%. Municipal debt became the next casualty of the liquidity crunch as holders of auction rate securities failed to find buyers and the brokers pulled their liquidity backstop. Capping a tumultuous first quarter, JPMorgan Chase & Co. agreed to purchase The Bear Stearns Cos., Inc., the fifth largest securities firm, in a Fed directed buyout, as liquidity pressures forced them to the brink of bankruptcy. On March 18th, the same week as the Bear Stearns news, the Fed reduced the Fed Funds rate another 75bps to 2.25%, for a cumulative easing of three percent since September 2007.

          In the first half of the fiscal year, given our expectation of future rate cuts and scarce asset availability, the fund purchased and benefited by adding duration through longer dated commercial paper, floating rate notes and agency notes. The fund moved to a more barbell maturity strategy toward the end of the year, by purchasing securities with short and long maturities, to lock in higher rates in anticipation of future rate cuts as well as remain liquid ahead of potential year end redemptions.

          We, at PAM, believe the fund’s consistent and dedicated investment strategy prevented stretching for additional yield and thus avoided higher risk assets such as ABCP and SIV paper. Over the year, the fund focused on liquid top-tier industrial and bank commercial paper as well as floating rate notes.

          The fund’s investment style continues to emphasize industry and asset type diversification within this asset class and we expect the fund to remain weighted towards liquid top-tier industrial issuers, blended with financial and banking related commercial paper, as well as floating rate notes and certificates of deposits based on relative value across the curve.

PL Small-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -8.81%, compared to a -8.94% return for its benchmark, the Russell 2000 Growth Index, and a -13.00% return for the Russell 2000 Index. For the nine-month period from July 1, 2007 (Alger assumed management of the fund) through March 31, 2008, the fund’s Class A returned -13.99%, compared to a -14.65% return for the Russell 2000 Growth Index and a -16.68% return for the Russell 2000 Index. The fund’s benchmark was changed from the Russell 2000 Index to the Russell 2000 Growth Index due to the new manager’s style of investing. For the three-month period from April 1, 2007 to June 30, 2007, during which Neuberger Berman Management, Inc. was manager, the fund’s Class A returned 6.01%, compared to a 6.69% return for the Russell 2000 Growth Index and a 4.42% return for the Russell 2000 Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Small-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-8.81%	-9.46%	-9.54%
With maximum sales charge	-13.80%	-13.47%	-10.34%
Russell 2000 Growth Index	-8.94%
Russell 2000 Index	-13.00%
5 Year Total Return:
Without sales charge	8.09%	7.51%	7.50%
With maximum sales charge	6.88%	7.21%	7.50%
Russell 2000 Growth Index	14.24%
Russell 2000 Index	14.90%
Since Inception (September 28, 2001):
Without sales charge	3.84%	3.29%	3.31%
With maximum sales charge	2.94%	3.18%	3.31%
Russell 2000 Growth Index	7.97%
Russell 2000 Index	9.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. It would be difficult to imagine a more tumultuous period for the financial markets. What began in early 2007 as a sharp housing downturn morphed into a credit system crisis that intensified in early 2008. As for the equity markets, they lost considerable ground in the last several months. The Dow Jones Industrial Average (DJIA) went from a peak of 14,279 in October 2007 to a low of 11,508 in January 2008. Many strategists and economists claimed that the January market correction occurred in anticipation of a forecasted recession. But some of the sell-off, we at Alger believe, was triggered by hedge funds that needed to raise cash to meet credit calls and by individual investors seeking to take profits following strong gains in 2007.

          During the past twelve-months, the S&P 500 Index was down -5.1% while the DJIA was up 1.6%. Large-cap stocks performed better than their smaller-cap brethren; the Russell 1000 Index, a large-cap index, was down -5.4%, while the smaller-cap Russell 2000 Index stocks posted a -13.0% decline. Value indices sharply underperformed growth counterparts, partially due to heavy weightings of the financials sector in the value indices. The Russell 1000 Value Index posted a loss of -10.0% while the Russell 1000 Growth Index was down -0.8%. Within the small-cap space, the disparity between growth and value was comparable, as the Russell 2000 Value Index was down -16.9% and the Russell 2000 Growth Index was down -8.9%.

          During the past year, our investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach to discover the fastest growing companies undergoing positive dynamic change. On the whole, management’s growth stock philosophy helped the fund’s performance as small-cap growth stocks, as measured by the Russell 2000 Growth Index, outperformed small-cap value stocks, as measured by the Russell 2000 Value Index.

          During the time period when Alger managed the fund, relative to the Russell 2000 Growth Index, the fund benefited from positive security selection in eight out of ten sectors, with the greatest impact coming from the industrials, health care and consumer discretionary sectors. An overweighting in the weak information technology sector and underperformance in the financials sector hurt relative performance. The top contributing securities were FTI Consulting, Inc. (in the industrials sector), Illumina, Inc. (health care), priceline.com, Inc. (consumer discretionary), LKQ Corp. (consumer discretionary) and Concho Resources, Inc. (energy). The top detractors were Sonus Networks, Inc. (information technology), Uranium One, Inc. (energy), Omrix Biopharmaceuticals, Inc. (health care), Tessera Technologies, Inc. (information technology) and Novatel Wireless, Inc. (information technology).

          In our view, the equity markets have been even more undervalued relative to the future earnings potential of many non-financial companies. Earnings have continued to collapse in the financial sector, but elsewhere, growth has remained good. Additionally, many investors have discounted the possibility of future growth – a typical reaction in negative markets that creates potent buying opportunities. In many cases, that leads to buying opportunities at unusually low prices for growth stocks. The investing climate for stocks strikes us as extremely favorable given the global profit growth, reasonable valuations, and signs that not all areas of the U.S. economy are impacted by the twin blows of the housing crisis and the credit collapse. Looking ahead, our analysts will continue to seek outstanding ‘high unit volume growth’ and ‘positive life cycle change’ companies that we believe will experience strong future revenue and earnings growth.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL International Value Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -8.27%, compared to a -2.70% return for its benchmark, the MSCI EAFE Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL International Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-8.27%	-8.93%	-8.93%
With maximum sales charge	-13.33%	-13.39%	-9.83%
MSCI EAFE Index	-2.70%
5 Year Total Return:
Without sales charge	14.61%	13.98%	13.96%
With maximum sales charge	13.31%	13.74%	13.96%
MSCI EAFE Index	21.40%
Since Inception (September 28, 2001):
Without sales charge	8.98%	8.39%	8.37%
With maximum sales charge	8.03%	8.29%	8.37%
MSCI EAFE Index	12.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. International equity markets retreated during the one year period ending March 31, 2008, as the MSCI EAFE Index fell 2.7% in U.S. dollar terms. Equity markets were dampened due to investor worries of slowing global economic growth and further repercussions from the sub-prime mortgage crisis, including a liquidity crunch within the financial sector. At the same time, oil prices moved higher as inventories remained low. Central banks acted to avert a global economic slowdown injecting additional cash into the financial system and in some cases, lowering interest rates.

          Sector performance varied widely. While the consumer staples, energy and industrial commodities sectors posted modest gains, most other sectors posted double-digit losses.

          In this environment, the fund underperformed its benchmark, the MSCI EAFE Index. Leading detractors were positions in sectors most affected by the global credit crunch. These included Japanese leasing company Orix Corp., The Royal Bank of Scotland Group P.L.C., United Kingdom (U.K.) construction firm Taylor Wimpey P.L.C. and HBOS P.L.C.

          Robust commodity prices amid strong emerging market demand helped positions in Xstrata P.L.C., ArcelorMittal and Antofagasta P.L.C. Xstrata rose on news that Brazilian iron ore miner Cia. Vale do Rio Doce (CVRD) held talks with the Anglo-Swiss firm about a possible bid for the group. Shares fell at the end of the quarter after Cia. Vale do Rio Doce retracted its bid. Germany’s largest utility E.ON A.G. contributed to relative returns as the company announced earnings which exceeded expectations and a share buyback based on improved margins due to higher electricity prices in Germany and Great Britain. Also contributing was the fund’s position in telecommunications firm Vodafone P.L.C.

          If stock valuation spreads continue to widen as they have recently, we, at AllianceBernstein, are likely to adopt more concentrated positions in undervalued industries and companies whose share prices have fallen further than is justified by our forecasts of their cash flows. For now, however, we are maintaining relatively neutral risk exposures as our timing tools and judgment continue to suggest that caution is warranted. Measured adjustments will continue to be made to the fund exposures as identified by our fundamental and quantitative research.

PL Large-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -8.80%, compared to a -9.99% return for its benchmark, the Russell 1000 Value Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Large-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-8.80%	-9.41%	-9.51%
With maximum sales charge	-13.83%	-13.86%	-10.40%
Russell 1000 Value Index	-9.99%
5 Year Total Return:
Without sales charge	10.79%	10.23%	10.18%
With maximum sales charge	9.53%	9.96%	10.18%
Russell 1000 Value Index	13.68%
Since Inception (September 28, 2001):
Without sales charge	4.39%	3.89%	3.83%
With maximum sales charge	3.49%	3.76%	3.83%
Russell 1000 Value Index	7.89%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio managers at ClearBridge, emphasize individual security selection, while diversifying the fund’s investments across industries, which may help to reduce risk. They seek to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position. In selecting individual companies for investment, the portfolio managers look for: company specific items such as competitive market position, competitive products and services, experienced management team and stable financial situation, share prices that appear to be temporarily oversold or do not reflect the positive company developments; share prices that appear to undervalue the company’s assets; and special situations including corporate events, changes in management, regulatory changes or turnaround situations.

          The start of the fiscal year was marked by strong global growth, low unemployment, and near record low interest rates. Growing demand from China and India continued to push prices of oil and other commodities higher. Ample liquidity contributed to strong consumer spending while providing low cost funding for private equity transactions. Buyouts supported equity valuations and generated substantial profits for some financial institutions.

          However as the year progressed, a deteriorating housing market and slower domestic growth came into focus. These concerns led to a market sell-off in the summer. Fears that hundreds of billions of leveraged loan commitments would expose the banks to potential credit losses contributed to already deteriorating credit markets. In addition, structured products such as collateralized debt obligations (CDOs), primarily based on sub-prime mortgages and intended to redistribute the risk, may have exacerbated the problem. High credit ratings gave investors false comfort and masked the impact of weak underwriting standards and declining home prices. As a result of uncertainty, liquidity in these instruments has declined dramatically forcing financial institutions to recognize large losses.

          Central banks responded by injecting massive amounts of liquidity into the financial markets. In an effort to alleviate growing concerns in the credit markets, the Fed reduced the Fed Funds rate from 5.25% to 2.25% during the fiscal year. Despite these efforts, the financial system remained fragile culminating with the Fed-orchestrated distressed sale of The Bear Stearns Cos., Inc. to JPMorgan Chase & Co. In an attempt to alleviate a further liquidity crisis, the Fed also offered to provide loans to broker dealers accepting a broad range of securities as collateral. This unprecedented move significantly reduces the likelihood of another “run on the bank” similar to the one Bear Stearns faced and provides some stability to the financial system.

          Oil prices continued to rise during the fiscal year, reaching a high of $110 per barrel. In the meantime, spot gold prices surpassed the $1,000 an ounce mark and the dollar sustained its slide against most major currencies.

          The fund’s outperformance relative to the Russell 1000 Value Index during the fiscal year was mainly attributable to security selection, which was strongest in the financials and information technology sectors and weakest in health care and telecommunication services sectors. Sector allocation had a negative affect to the overall performance. An underweight position in the energy sector and an overweight position in the consumer discretionary sector detracted from fund performance. However, this was partially offset by an underweight position in the financials sector and an overweight position in the industrials sector which contributed to the fund’s performance.

          Top contributors to performance during the last twelve months included Aflac, Inc., GlobalSantaFe Corp., Nokia O.Y.J.,

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

McDonald’s Corp. and Altria Group, Inc. We trimmed back the fund’s position in Aflac in 2008. The company continues to possess solid fundamentals and a strong franchise but we felt that a higher valuation justified a smaller position in the fund.

          Stocks that detracted from performance during the year included Sprint Nextel Corp., WellPoint, Inc., Freddie Mac, Merrill Lynch & Co., Inc. and UnitedHealth Group, Inc. Sprint is the third largest wireless carrier in the country and is the only independent pure play national wireless operator which we believe should benefit from wireless growth. It has a good set of assets including a strong radio spectrum portfolio. However, operational challenges subsequent to the Nextel merger have not been addressed adequately by the prior management team. We don’t believe Sprint is a permanently impaired asset and we believe it has franchise value meaningfully above its current stock price. The portfolio manager believes Sprint’s new management team will be more successful in turning around operations and surfacing shareholder value.

          We have reduced the financials sector and telecommunication services sector exposure in the fund during the period and increased the consumer discretionary and energy sectors’ weightings. The fund is currently overweight in the consumer discretionary, information technology and industrials sectors and underweight in the energy, utilities and financials sectors versus the benchmark.

PL Short Duration Bond Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 7.86%, compared to a 9.00% return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Short Duration Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	7.86%	7.05%	7.06%
With maximum sales charge	1.94%	2.05%	6.06%
Merrill Lynch 1-3 Year Treasury Index	9.00%
3 Year Total Return:
Without sales charge	4.18%	3.54%	3.55%
With maximum sales charge	2.25%	2.28%	3.55%
Merrill Lynch 1-3 Year Treasury Index	5.41%
Since Inception (December 31, 2003):
Without sales charge	2.82%	2.25%	2.25%
With maximum sales charge	1.47%	1.80%	2.25%
Merrill Lynch 1-3 Year Treasury Index	3.94%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The twelve-month period began with strong global economic growth which positively impacted the U.S. economy. However, moving into the latter half of 2007, sub-prime mortgage woes and global risk aversion sparked a flight to quality. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a bout of illiquidity. Yields on U.S. Treasuries fell dramatically, as contagion from the sub-prime mortgage crisis led to a massive de-leveraging. In particular, the 10-year yield, the yield most sensitive to inflation expectations, fell 123 bps to close the period at 3.41%. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis via four main actions: 1) creating a Term Auction Lending Facility of $100 billion; 2) creating a Term Securities Lending Facility of $200 billion; 3) creating the Primary Dealer Credit Facility with no specified limit; and 4) creating a lending facility specifically for The Bear Stearns Cos., Inc. of $30 billion. The Fed cut the discount rate and the target Fed Funds rate, citing downside risk to growth. The federal government weighed in by enacting policy changes to allow Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market. As a result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April 2008. Cash bond prices lagged the rebound in more liquid synthetic markets.

          Towards the end of the period, economic data reflected a threat of recession. The housing market continued to falter as home prices depreciated and existing and new home sales declined. GDP declined meaningfully over the period amidst the market turmoil. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          A combination of top-down and bottom-up strategies impacted returns. Tactical management of the fund’s term structure positioning added meaningfully over the period. In particular, the fund’s yield curve steepening trades contributed to excess returns as short rates declined more than long rates over the period. However, within the cross-sector level, the funds long exposure to the corporate and asset-backed sectors detracted as the sectors underperformed Treasuries, particularly during the latter half of the period. At the security level, selection of investment grade financials and high yield credits negatively impacted performance. Within the collateralized mortgage sector, our selection of high quality nonagency adjustable rate mortgages detracted from performance as contagion from the sub-prime mortgage crisis hurt related sectors. However, Goldman Sachs’ selection on government securities positively impacted returns over the period.

          The U.S. economy is working through multiple shocks and appears to be entering into a mild recession. Inflation is rising with commodity prices but is likely to ease as global growth slows. U.S. policymakers have taken significant steps toward restoring liquidity in the credit markets. This will be a lengthy process and will require additional Fed Funds rate cuts and other measures. As liquidity returns and investors’ focus shifts to macro fundamentals, we expect sectors where liquidity has been particularly poor (mortgage-backed securities, bank loans and investment-grade corporate bonds) to outperform. All things considered, we expect consumption to be very soft in 2008, leading to our below-consensus forecast of 1% GDP growth for 2008. Our forecast for inflation in 2008 is also below consensus (3.4%) at 2.9%.

PL Growth LT Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -1.55%, compared to a -5.08% return for its benchmark, the S&P 500 Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Growth LT Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-1.55%	-2.34%	-2.35%
With maximum sales charge	-6.95%	-7.14%	-3.31%
S&P 500 Index	-5.08%
5 Year Total Return:
Without sales charge	11.27%	10.63%	10.62%
With maximum sales charge	10.03%	10.37%	10.62%
S&P 500 Index	11.32%
Since Inception (September 28, 2001):
Without sales charge	4.16%	3.64%	3.58%
With maximum sales charge	3.26%	3.51%	3.58%
S&P 500 Index	5.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. U.S. equity markets finished the twelve-month period ending March 31, 2008, lower amid tight credit conditions and growing evidence of a weakening U.S. economy. Much of the decline during the time period occurred during the second half and was largely due to growing fears of a recession, continued problems in the credit markets and de-leveraging of the U.S. economy. Within this challenging environment, the S&P 500 Index hovered near the lows of the period, slipping to its lowest level since August 2006 before rebounding to finish the time period on a somewhat positive note.

          During the fiscal year, strong stock selection within the financials sector coupled with an underweight position to the

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

group as a whole was a key driver of fund performance. Select names within the materials sector were also strong contributors to performance. Focusing on detractors, an underweight to energy stocks pressured relative results. Certain industrials holdings also weighed on performance.

          In terms of identifying stocks for the fund, we, at Janus, continue to focus on our bottom-up approach in choosing investments in companies with earnings growth potential. We focus our analysis on the balance sheet and cash flow statement in order to understand the true profitability of the business. We want to identify business models with high returns on capital, free cash flow growth, sustainable competitive advantages, attractive valuations, and that are run by credible management teams focused on creating value for shareholders. In order to minimize downside risk in the fund, we look for two units of upside potential for every one unit of downside risk in the stocks we purchase. We construct a fund that is comprised primarily of core growth stocks that we believe we can own for a multiyear period, supplemented by opportunistic growth stocks that have temporarily fallen out of favor in the market.

          Within the materials sector, the fund’s agricultural holdings continued to do well and Monsanto Co. was the top contributor to performance during the period. The company benefited from the strengthening agricultural cycle, evidenced by the year-over-year increases in quarterly earnings driven by its high-margin biotech seeds.

          Within the technology sector, Research in Motion Ltd., also posted solid gains during the period. With new models and carrier agreements driving subscriber additions, the company continued to take share in the mobile device category.

          Finally, also within the technology sector, another top contributor was Apple, Inc., which has enjoyed success with the launching of its iPhone mobile device. We view the iPod and iPhone as the “Trojan horses” that have introduced consumers to the Apple lifestyle, which in turn may draw consumers into Apple stores to purchase Apple computers, thereby benefiting the entire Apple ecosystem.

          Within the fund, Microsoft Corp., was the biggest laggard during the period. The company declined amid concerns over its bid for Yahoo!, Inc., in spite of solid quarterly earnings in December. Therefore the position was trimmed.

          Another major detractor to performance was Nordstrom, Inc. The department store leader lowered guidance due to slower store traffic. However, we remain constructive on the name, given the high free cash flow of the business model, its underpenetrated store base and flexible product offering.

          Finally, UnitedHealth Group, Inc. also weighed on performance during the period, declining in sympathy with the HMO group after a competitor cut its profit forecast due to poor pricing which resulted in higher loss ratios. UnitedHealth later noted that Medicare volume could be lower than expected, which weighed on the stock. We added to the stock during the year, as we believe the core book of business is performing in line with expectations.

          We are cautiously optimistic. We believe the Fed and Treasury intervention has stabilized the market somewhat but also are concerned that there is “more pain to come” in terms of weakening consumer spending. The Fed has indicated that it will take action to maintain liquidity in the markets, which should help improve confidence. From an earnings perspective, we are concerned that earnings expectations might have to be revised downward. But we also believe that many valuations are reasonable in the overall market, and some select sectors appear oversold at this point in time. We will remain focused on seeking to take advantage of these oversold opportunities to buy potentially great global franchises at low historical multiples. We continue to invest in large-cap companies that we believe have solid business models, strong cash flows, and high returns on invested capital.

PL Mid-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -14.81%, compared to a -8.92% return for its benchmark, the Russell Midcap Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Mid-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-14.81%	-15.40%	-15.42%
With maximum sales charge	-19.52%	-19.21%	-16.18%
Russell Midcap Index	-8.92%
3 Year Total Return:
Without sales charge	3.42%	2.80%	2.78%
With maximum sales charge	1.48%	1.67%	2.78%
Russell Midcap Index	7.36%
Since Inception (December 31, 2004):
Without sales charge	2.84%	2.23%	2.22%
With maximum sales charge	1.07%	1.46%	2.22%
Russell Midcap Index	6.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund’s fiscal year began on a positive note. Equity markets proved to be resilient in April and May of 2007, rising steadily with strong gains. Stocks continued their rally through May, ignoring a sharp rise in government bond yields as earnings reports continued to exceed investors’ expectations. Merger activity provided a further boost to stocks.

          However, stocks experienced increased volatility during the summer, which continued through the end of the fund’s fiscal year. After an extended period of easily-available credit, increasing defaults among sub-prime U.S. mortgages led to a sharp rise in the yield spreads above Treasuries among a wide variety of debt instruments, including the London Interbank Offered Rate (LIBOR) rates at which banks make loans to one another. This higher cost of short-term financing had a significant impact on banks that were reliant on this form of financing.

          Consequently, a U.K. mortgage lender was bailed out by the Bank of England and several U.S. mortgage companies went out of business due to their inability to obtain funding. The Fed countered this by reducing the Fed Funds rate by a greater-than-expected 50 bps to 4.75% in September. Meanwhile, consumer spending concerns surfaced as most areas in the U.S. underwent dramatic housing price declines and the price of oil began to climb.

          The Fed Funds rate reduction prompted a momentary rally in the equities market; continued turmoil in the interbank lending markets amid further large write-downs from various financial companies sent the markets into a sharp fall only a month later. As the 2008 calendar year began, disappointing economic data, including a slowdown in consumer spending and continued deterioration of the housing market, further weakened the outlook for U.S. economic growth. Concerns that the U.S. economy could be heading into recession gnawed at the markets. The Fed reacted boldly to the unrelenting market unrest, aggressively cutting the Fed Funds rate by 200 bps. In addition, it extended lending facilities to non-bank financial institutions for the first time in recent history and participated in the JPMorgan Chase & Co. acquisition of The Bear Stearns Cos., Inc. — an unprecedented move. The U.S. dollar continued to slide against major world currencies, which in turn pushed commodity prices higher. The price of oil reached $110 per barrel as the fund’s fiscal year came to a close at the end of March.

          During the year, the fund was helped by an underweight exposure to, and stock selection in the utilities sector, as the sector underperformed during the second calendar quarter of 2007 due to a sharp rise in interest rates. Performance was also aided by an overweight exposure to, and stock selection in, the energy sector. Holdings in Patterson-UTI Energy, Inc. and BJ Services Co. outperformed due to the rebound in the price of natural gas near the end of the year. Conversely, the fund was hurt by stock selection in the consumer discretionary sector, as names such as Liz Claiborne, Inc., Pacific Sunwear of California, Inc., and Foot Locker, Inc. underperformed. Shares of R.H. Donnelly Corp. were especially weak, as the company announced disappointing advertising growth and guidance below analysts’ expectations. Stock selection in the telecommunication services sector also detracted from performance, mainly due to concerns over pricing pressure in the wireless category.

          The extended period of cheap credit experienced over the last few years appears to be behind us, and the resolution to the current financial crisis is unclear. Market volatility is at levels not seen since the technology bubble as investors weigh the effects of the credit crisis on economic growth. We, at Lazard, believe that the recent volatility has created opportunities among high-quality franchises. Conversely, if the economic environment proves challenging we are optimistic that the recent rebound in relative performance may continue. Our

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

strategy historically has generally provided strong down-side market protection as companies that can generate free cash flow outperform.

          We will continue to invest in companies that are undervalued by using traditional measures of value. The fund’s free-cash-flow yield, compared to the market, has one of the widest premiums we have seen, and we believe that this will drive an improvement in relative fund performance over the next few quarters.

PL Large-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -2.01%, compared to a -0.75% return for its benchmark, the Russell 1000 Growth Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Large-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-2.01%	-2.73%	-2.74%
With maximum sales charge	-7.42%	-7.60%	-3.71%
Russell 1000 Growth Index	-0.75%
5 Year Total Return:
Without sales charge	4.90%	4.35%	4.33%
With maximum sales charge	3.72%	4.01%	4.33%
Russell 1000 Growth Index	9.96%
Since Inception (September 28, 2001):
Without sales charge	0.42%	-0.14%	-0.15%
With maximum sales charge	-0.45%	-0.28%	-0.15%
Russell 1000 Growth Index	4.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The one-year period ending March 31, 2008 was characterized by a volatile equity market. This volatility, caused by poor credit markets, a weak housing market and questions about the health of consumer spending, caused the fund to underperform its benchmark. However, the fund finished calendar year 2007 strong, as growth companies, especially those with global franchises far outperformed the indices in 2007. The fund began to lose ground as 2008 opened a particularly high level of volatility with upheaval in the credit markets and fear of a global economic slowdown leading to widespread concern among investors. As we moved through the first quarter of 2008, volatility that began the calendar year started to stabilize.

          On the positive side, the fund’s best performers for the period were MasterCard, Inc., Monsanto Co. and Apple, Inc. MasterCard was up over the past year as the company continued to report record profits. Strong credit card growth internationally drove revenues. Additionally, the company’s lack of credit exposure can be appealing to investors. Monsanto, the world’s largest seed producer, shares were up consistently throughout the year as the company reported positive quarterly results due to strong demand for its genetically manufactured seeds. Apple shares rose as the company reported strong quarterly results throughout the year. Sales of the company’s flagship product, the iPod, have begun to level off, but robust sales of iMacs and iPhones have been boosting revenues.

          On the negative side, Nymex Holdings, Inc., Microsoft Corp. and National Oilwell Varco, Inc. hindered performance. Nymex fell aggressively after the justice department announced that the futures exchanges’ trade-processing practices might be anti-competitive. Microsoft fell after announcing a bid to buy Yahoo!, Inc. The company is attempting to gain market share in the highly competitive Internet paid-search market. National Oilwell Varco fell the most in early 2008 after reporting earnings that barely beat analysts’ expectations. Investors were expecting more robust results amidst the recent record oil prices.

          We, at Loomis Sayles, made changes to the fund’s positioning in the period. In the consumer discretionary sector, we reduced exposure in the first half of 2007, but we began adding back exposure in early 2008. Consumer spending in the U.S. appears to be in the early stages of stabilizing and could benefit from the recent fiscal stimulus package passed by Congress. Also, we increased the overall energy weighting, adding to the fund’s natural gas exposure and reducing oil exposure. To fund these additions, we reduced the fund’s exposure in the technology sector, where corporate spending has slowed. Our technology exposure remains leveraged to growth opportunities outside of the U.S. The fund continues to remain overweight in the financial sector, with a focus on non-credit sensitive holdings such as exchanges, asset managers and specialty finance companies with no credit exposure.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          As we enter into the second quarter of 2008, stock picking may become more paramount, as the equity markets attempt to digest factors that led to weak performance across all equity classes in the first quarter. However, amid the turbulent markets, there have been positive developments. Congress has passed a fiscal stimulus package and the Fed has taken aggressive actions to reduce interest rates and improve liquidity in the credit markets. These developments may help stabilize the economy and equity markets. We continue to seek to position the fund in companies with the greatest ability to take advantage of the current market environment, emphasizing revenue growth and bottom line earnings execution.

PL International Large-Cap Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -1.17%, compared to a -2.70% return for its benchmark, the MSCI EAFE Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL International Large-Cap Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-1.17%	-1.93%	-1.93%
With maximum sales charge	-6.61%	-6.58%	-2.87%
MSCI EAFE Index	-2.70%
5 Year Total Return:
Without sales charge	18.10%	17.45%	17.45%
With maximum sales charge	16.77%	17.24%	17.45%
MSCI EAFE Index	21.40%
Since Inception (September 28, 2001):
Without sales charge	10.63%	10.02%	10.04%
With maximum sales charge	9.67%	9.93%	10.04%
MSCI EAFE Index	12.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The U.S. economy and financial markets experienced deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and the domestic economy continued to be buffeted by headwinds as we entered 2008. These challenges included continued weakness in the housing market, subdued corporate investment, signs of a weaker job market, and a tighter credit environment as banks sought to repair balance sheets. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese growth slowed over the reporting period and European financial markets were adversely affected by U.S. mortgage and structured product losses.

          In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity into the market and to reassess their tightening biases as government bond yields declined and credit spreads widened. Late in the reporting period, the Fed began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design a modest fiscal stimulus package. Though the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

          By the end of the reporting period, bond yields and credit spreads implied market expectations of further financial and economic weakening, as well as continued rate cuts by many global central banks. However, global equity markets recorded only a modest decline from third quarter highs.

          Stock selection in the health care sector was the main source of the fund’s positive results. Top contributors in this sector included health care products maker Bayer A.G. (Germany), surgical treatment products maker Synthes, Inc. (Switzerland), and pharmaceutical and diagnostic company Roche Holding, Inc. (Switzerland).

          An overweight position versus the benchmark in the consumer staples sector also boosted the fund’s relative performance. Within this sector, food company Nestle S.A. (Switzerland) and household products manufacturer Reckitt Benckiser Group P.L.C. (U.K.) were among the fund’s top contributors. Underweighting the financial services sector also aided relative returns. Not owning weak-performing financial services firm The Royal Bank of Scotland Group P.L.C. (U.K.) was a positive factor.

          Stocks in other sectors that helped relative returns included industrial and medical gases producer Linde A.G. (Germany), power and gas company E.ON A.G. (Germany), communications company Singapore Telecommunications Ltd., and industrial and medical gas supplier Air Liquide S.A. (France).

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

          A combination of stock selection and an overweight position versus the benchmark in the leisure sector detracted from relative results. The fund’s holdings of gaming operator William Hill P.L.C. (U.K.) and advertising and marketing firm WPP Group P.L.C. (U.K.) were top detractors.

          Other securities that held back relative results included global copier and supply manufacturer Ricoh Co. Ltd. (Japan), investment management and banking firm UBS A.G. (Switzerland), investment bank and brokerage house Nomura Holdings, Inc. (Japan), and banking firm Credit Agricole S.A. (France).

          Elsewhere, not owning strong-performing mobile phone maker Nokia O.Y.J. (Finland), mining operator Rio Tinto Ltd. (Australia), telecommunications company Telefonica S.A. (Spain), and carmaker Volkswagen A.G. (Germany) also hurt relative returns.

          We use a bottom-up investment style involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.

PL Small-Cap Value Fund

Q. How did the fund perform over the period ended March 31, 2008.

A. The PL Small-Cap Value Fund commenced operations on June 29, 2007. For the period since inception (June 29, 2007) through March 31, 2008, the fund’s Class A returned -11.47%, compared to a -18.75% return for its benchmark, the Russell 2000 Value Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Total Returns (Non-Annualized) for the Period Ended March 31, 2008

PL Small-Cap Value Fund	Class A

Since Inception (June 29, 2007):
Without sales charge	-11.47%
Russell 2000 Value Index	-18.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund declined for the period ended March 31, 2008, during a challenging period for stocks. Stock selection decisions and an underweighting of the technology sector contributed to the fund’s outperformance of the benchmark for the period as did exposure to the energy and consumer discretionary sectors. Stock selection decisions in the consumer discretionary and financials sectors in the fourth quarter of 2007 detracted from returns for the period.

          U.S. stocks declined broadly in the fourth quarter of 2007 and first quarter of 2008 on concerns of economic slowing and structural weakness from sub-prime mortgage securities. The Fed cut short-term interest rates five times in a six-month period, demonstrating a commitment to supply liquidity in support of the nation’s banking system. Among small-cap value stocks, weakness in the financials and consumer discretionary sectors led the decline. Companies in the materials and energy sectors held up relatively well for the period.

          Within the materials sector, the fund’s holdings of the mining stocks Agnico-Eagle Mines Ltd. and Cleveland-Cliffs, Inc. contributed significantly to outperformance. Agnico shares advanced on the announcement of record financial results for the fourth quarter of 2007. Accelerating inflation and tight credit are helping spur bullion prices and the Canadian gold producer is planning a five-fold increase in gold output in the next three years. Cleveland-Cliffs announced record annual revenue. The iron ore and coal producer’s shares continued to rise along with rising prices and expanding demand for its products.

          In the consumer discretionary sector, shares of Thor Industries, Inc. fell during the period. The maker of Airstream recreational vehicles reported solid financial results but investors turned pessimistic about the effect high gas prices might have on sales of vehicles with high gas consumption. Among consumer staples holdings, the stock price of the nation’s largest chicken processor, Pilgrim’s Pride Corp., was hurt by mounting losses linked to surging feed-grain costs and chicken overproduction in the U.S. The company closed several processing and distribution facilities in an effort to curb mounting losses.

          While the U.S. housing market and the environment for corporate earnings will likely remain restrained, we believe the

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

outlook for U.S. stocks is positive. The Fed’s demonstrated support for economic growth and the nation’s banking system bodes well for a resumption of the market advance that began in 2002. Low real interest rates and reasonable equity valuation levels support that view as does improving investor sentiment. We, at NFJ, continue to focus on companies with solid balance sheets and the potential for stable future cash flow.

PL Main Street Core Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -8.29%, compared to a -5.08% return for its benchmark, the S&P 500 Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Main Street Core Fund	Class A

1 Year Total Return:
Without sales charge	-8.29%
S&P 500 Index	-5.08%
Since Inception (September 30, 2005):
Without sales charge	2.76%
S&P 500 Index	4.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We, at Oppenheimer, attribute the fund’s underperformance primarily to lagging results in the fourth quarter of 2007 and the first quarter of 2008, when investors turned away from the smaller, more volatile stocks that historically have fared relatively well around the turn of the year. Indeed, the reporting period was notable for unsettled market conditions and heightened volatility stemming from a slowing U.S. economy and a credit crisis that originated in the sub-prime mortgage sector of the U.S. bond market.

          During the reporting period, the stock market encountered the beginning of a dramatic and fundamental shift in investor sentiment when credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. An unexpectedly high level of sub-prime mortgage defaults and delinquencies—combined with declining home values, surging food and energy costs and a softer labor market—led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years.

          As investors became increasingly averse to risks, they shifted their focus to large, growth-oriented companies with track records of consistent earnings even during economic downturns. However, the stocks of many major banks, brokerage firms, mortgage finance companies, bond insurers and other financial businesses were particularly hard hit due to announcements of heavy losses and uncertainty regarding the full magnitude of these companies’ exposure to securities backed by troubled sub-prime loans. Conversely, stocks of large, multinational corporations with a robust presence in overseas markets fared relatively well. In fact, after generally trailing their smaller-cap counterparts over the past several years, large-cap companies returned to favor among newly risk-averse investors in 2007.

          The fund generally benefited from its exposure to mega-cap and large-cap companies and its relatively light holdings of mid-cap stocks compared to its benchmark. However, in order to establish an overweighted position among mega-cap stocks, we redeployed assets from investments in the large-cap category. This strategy detracted from relative performance when sub-prime related problems among very large financial companies caused the mega-cap category to underperform large-cap stocks. As a result of these counterbalanced influences, our overall market cap strategy had relatively little impact on the fund’s relative performance during the reporting period.

          Our bottom-up security selection strategies, which are driven by multi-factor quantitative models, proved to be less effective than usual during this period of investor uncertainty and heightened volatility. To a significant degree, the fund’s results during the reporting period stemmed from our “turn of the year” security selection models, which we adopted in October. These models tend to emphasize the smaller, riskier and value-oriented stocks that historically have tended to outperform during the fall and winter months. Unfortunately, contrary to historical norms, the credit crisis and economic slowdown caused such stocks to underperform market averages during the reporting period.

          From a market sector allocation perspective, the fund benefited from being underweighted in consumer discretionary stocks relative to its benchmark. However, overweight positions

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

in financials and information technology stocks and underrepresentation in consumer staples stocks detracted from performance, as investors turned away from stocks they considered volatile or sensitive to the availability of credit and sought refuge in defensive sectors. Our stock selection models worked best within the materials and information technology sectors. The models failed to produce good results in the financials sector where the mega-cap brokerage firms and banks got especially hurt by the credit crisis. Also, the stock selection models produced below-average results in the energy sector where the safest, largest integrated oil firms underperformed the more leveraged, smaller exploration and oil service companies.

          We continually strive to refine our quantitative models in order to make them more effective. During the reporting period, we made some changes designed to increase the fund’s chances of responding to developments that occur relatively rarely, such as the recent dramatic shift in investor sentiment. For example, we recently created “conditional” models that are triggered only when they detect signs of significant distress, which we believe can help us confront challenges and seize opportunities more effectively when unusual circumstances arise. Otherwise, we have maintained our disciplined approach, which we believe has demonstrated its effectiveness over the long-term.

PL Emerging Markets Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 17.21%, compared to a 21.33% return for its benchmark, the MSCI Emerging Markets Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Emerging Markets Fund	Class A

1 Year Total Return:
Without sales charge	17.21%
MSCI Emerging Markets Index	21.33%
Since Inception (September 30, 2005):
Without sales charge	21.39%
MSCI Emerging Markets Index	25.30%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Influencing the fund’s returns was robust economic growth in most emerging economies, balanced against rapidly rising inflationary conditions and the severe global credit backdrop. We, at Oppenheimer, have been proponents of the view that emerging markets are generally overvalued, over-owned and ripe for a meaningful correction. Although we do not yet believe the equity market retreat is entirely complete, we are beginning to see much larger pockets of opportunity emerging in these markets.

          Growth expectations in emerging markets buoyed sentiment early in the reporting period. However, a combination of extremely high valuations, rising global inflation and the U.S. credit crunch led to a steep sell off in the second half of the reporting period.

          Energy was among the best relative performing sector in the fund. Brazilian oil giant Petroleo Brasileiro S.A. (also known as Petrobras) performed well, driven by sustained high prices in oil and exceptional success in recent deep water exploration. Stock selection in the financials sector and an overweight to the industrials sector also contributed positively to fund performance.

          Among the fund’s underperforming sectors were utilities, information technology and materials. Within utilities, the fund’s holdings performed extremely well, but a deep underweight position produced negative allocation effects. Within information technology, the fund’s relative performance suffered compared to the fund’s benchmark, particularly in information technology (IT) services. However, we used a market sell-off on Media Tek, Inc. as an opportunity to add significantly to this holding. Though facing a challenging inventory cycle, we are enthusiastic about the structural opportunities ahead for Media Tek. While the materials sector was a strong absolute contributor to fund returns, it underperformed on a relative basis. The sustainability of extraordinarily high commodity prices has been shocking in its magnitude and duration. Materials holding Cia. Vale do Rio Doce (CVRD), the world’s best source of iron ore, posted large gains.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          Brazil and India were among the largest positive contributors to absolute performance for the fund. In Brazil, Petrobras and CVRD were the biggest drivers of performance. In India, industrial holding Larsen & Toubro Ltd. was a solid performer. On a relative basis, however, holdings in India and Brazil underperformed. In India, the fund had initiated large positions in the IT service sector, which were trading at some of the best valuations we have seen this decade as a result of broader concerns about slowing growth. We believe Infosys Technologies Ltd., which emerged as a top five holding, has the economic characteristics of an attractive stock. The company has sustainable high earnings growth, rich returns on invested capital and a very sensible management team, in our opinion.

          Despite changing circumstances, our investment philosophy remains consistent. We are growth investors in great companies with good economics and sensible prices. In volatile and momentum driven markets, controversy abounds. These are those unique moments to acquire significant positions in great long haul growth companies at reasonable prices.

PL Managed Bond Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 9.44%, compared to a 7.67% return for its benchmark, the Lehman Brothers Aggregate Bond Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Managed Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	9.44%	8.62%	8.61%
With maximum sales charge	3.43%	3.62%	7.61%
Lehman Brothers Aggregate Bond Index	7.67%
5 Year Total Return:
Without sales charge	4.83%	4.24%	4.25%
With maximum sales charge	3.65%	3.90%	4.25%
Lehman Brothers Aggregate Bond Index	4.58%
Since Inception (September 28, 2001):
Without sales charge	5.59%	5.01%	5.02%
With maximum sales charge	4.68%	4.89%	5.02%
Lehman Brothers Aggregate Bond Index	5.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the first half of 2007, strong economic data and tight labor markets helped offset headwinds from the residential property market. As the year progressed, weakness in the sub-prime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market. After the Fed remained on hold with the Fed Funds rate at 5.25%, turmoil in the sub-prime market and a liquidity crunch in the ABCP market drove the Fed to take action, cutting the Fed Funds rate by 100 bps by year-end. The credit market crisis did not abate, however, and government bond yields continued to fall worldwide in the first quarter of 2008 amid a flight to the highest quality assets. To forestall a recession and unfreeze credit markets in the first quarter, the Fed cut the Fed Funds rate by an additional 200 bps and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks for the first time since the 1930s, arranged the rescue of The Bear Stearns Cos., Inc., a brokerage firm weighed down by sub-prime related exposure, and assumed the risk for $29 billion of Bear Stearn’s mortgage-backed securities. The U.S. yield curve continued to steepen as markets expected more rate cuts and infusions of liquidity by the Fed.

          PIMCO’s active management of the fund added value during the year by emphasizing shorter maturities with an overweight duration positioning. The fund’s allocation to shorter maturities in the U.S., U.K. and the Eurozone was positive for returns as short-term rates in those areas decreased and their respective yield curves steepened during the twelve-month period. An overweight position to high quality agency-backed mortgages detracted from performance as mortgage spreads

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

widened due to heightened volatility across financial markets and forced selling by many in the market. A modest allocation to real return bonds contributed to the fund’s returns, as Treasury inflation protected securities (TIPS) gained from falling real yields and strong inflation accruals. An underweight position to investment grade corporate bonds boosted returns during the period as sub-prime anxiety caused credit premiums to widen. A modest exposure to high yield bonds detracted from returns as investors continued to worry about the impact of a housing recession and surging raw material prices, especially during the first quarter of 2008. Finally, currency exposure, especially emerging market currencies, added to returns as the U.S. dollar weakened due to slowing growth and falling rates.

          Looking forward, PIMCO forecasts a period of slower growth for developed countries globally precipitated by the housing-led recession in the U.S. However, PIMCO expects that emerging market countries will become increasingly more decoupled from the U.S., and as such, will not be as negatively impacted as they have been in previous U.S. downturns. Higher inflation from surging energy and food prices should impact core inflation. PIMCO anticipates a continued strong monetary and fiscal policy response, which may include the U.S.Congress and the Fed joining forces in an effort to support housing prices. The Fed is likely to hold rates near reduced levels for an extended time, but we do not expect cuts much below 2%.

          With regard to strategy, we, at PIMCO, expect to continue safeguarding assets while prudently taking advantage of potential attractive yields on high quality assets. Going forward, we plan to target U.S. duration below the benchmark as U.S. rates are unlikely to fall further. In this vein, we plan to diversify away from the U.S. holdings, focusing on short maturities in the U.K. and Australia, where yields should converge toward U.S. levels, as central banks come under pressure to cut rates amid the global slowdown. We also expect to emphasize high quality mortgages, which may offer yield premiums well-above levels seen before the credit crisis. Lastly, we will continue to favor emerging market currencies, especially those of Asian countries, and plans to underweight both the U.K. sterling and the euro, which we expect to decrease in value as those economies slow and interest rates are forced to decline.

PL Inflation Managed Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 14.80%, compared to a 14.54% return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers U.S. TIPS Index).

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Inflation Managed Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	14.80%	13.94%	13.92%
With maximum sales charge	8.48%	8.94%	12.92%
Lehman Brothers
Global Real: U.S. TIPS Index	14.54%
5 Year Total Return:
Without sales charge	6.10%	5.50%	5.50%
With maximum sales charge	4.90%	5.18%	5.50%
Lehman Brothers
Global Real: U.S. TIPS Index	6.75%
Since Inception (December 31, 2002):
Without sales charge	6.46%	5.86%	5.85%
With maximum sales charge	5.32%	5.56%	5.85%
Lehman Brothers
Global Real: U.S. TIPS Index	6.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Government bond yields continued to fall worldwide in the first quarter amid a flight to the highest quality assets. The severe liquidity and credit crisis that has gripped major financial institutions since the second half of 2007 showed no signs of abating. Short-maturity real yields were driven significantly lower and into negative territory amid the flight to quality and as a result of the bid created for short-dated TIPS issues, stemming from rising commodity prices. Despite generally lower breakeven inflation levels, which are simply the difference between real and nominal yields of similar maturity, TIPS outpaced nominal Treasury bonds of comparable duration for

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

the quarter. Strong inflation accruals arising from higher commodity prices helped drive relative outperformance. The first quarter of 2008 was arguably the most exceptional in recent memory from the standpoint of central bank activity. To forestall a recession and unfreeze credit markets, the Fed eased by 200 bps and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks for the first time since the 1930s, arranged the rescue of The Bear Stearns Cos., Inc., a brokerage firm weighed down by sub-prime related exposure, and assumed the risk for $29 billion of Bear Stearn’s mortgage-backed securities.

          The U.S. nominal and real yield curves continued to steepen as markets anticipated more rate cuts and infusions of liquidity by the Fed. Nominal yield curves also steepened in the U.K. and Europe during the first quarter of 2008 amid expectations of easier monetary policy to combat an ongoing credit crunch.

          PIMCO’s active management of the fund added value during the year by emphasizing shorter maturities with an overweight duration positioning. The fund’s allocation to shorter maturities (both nominal and real) in the U.S., U.K. and the Eurozone was positive for returns as short-term rates in those areas decreased and their respective yield curves steepened during the twelve-month period. An overweight to high quality agency-backed mortgages detracted from performance as mortgage spreads widened due to heightened volatility across financial markets and forced selling by many in the market. An underweight position to investment grade corporate bonds boosted returns during the period as sub-prime anxiety caused credit premiums to widen. A modest exposure to high yield bonds detracted from returns as investors continued to worry about the impact of a housing recession and surging raw material prices, especially during the first quarter of 2008. Finally, currency exposure, especially emerging market currencies, added to returns as the U.S. dollar weakened due to slowing growth and falling rates.

          Looking forward, we at PIMCO, forecast a period of slower growth for developed countries globally precipitated by the housing-led recession in the U.S. However, we expect that emerging market countries will become increasingly more decoupled from the U.S., and as such, will not be as negatively impacted as they have been in previous U.S. downturns. Higher inflation from surging energy and food prices should impact core inflation. We anticipate a continued strong monetary and fiscal policy response, which may include the U.S. Congress and the Fed joining forces in an effort to support housing prices. The Fed is likely to hold rates near reduced levels for an extended time, but we do not expect cuts in the Fed Funds rate much below 2%.

          With regard to strategy, we expect to continue safeguarding assets while prudently taking advantage of potential attractive yields on high quality assets. At the same time, we intend to prudently take advantage of attractive valuations created by market dislocations among top quality mortgage-backed bonds and select investment grade corporates. In the U.S., we plan to target below-index duration given low interest rate levels overall. A modest underweight to TIPS versus U.S. nominal bonds will likely be targeted where nominals are expected to outperform given continued economic slowing and the potential for cyclical disinflation. With the U.S. nominal yield curve likely to remain relatively steep, we plan to retain our focus on short/intermediate maturities. We will likely target above-index total duration outside of the U.S. where growth begins to taper and interest rate easing cycles are still in their early stages. PIMCO’s yield curve strategies will likely continue to reflect steepening biases in the U.K. and Australia nominal yield curves, reflecting our belief central banks will have to cut short-term rates by more than markets now expect. We will likely continue to favor longer maturity TIPS vs. short-dated issues given the likelihood for easier monetary policy and higher commodity prices to fuel secular inflation. Shorter-dated TIPS issues could be adversely affected by cyclical disinflation arising from slowing U.S. economic growth. Over a cyclical time frame, the U.S. dollar’s depreciation against currencies of developed countries has likely run its course. We will focus instead on a basket of emerging market currencies, where growth rates should be higher and where a number of countries need stronger currencies to combat inflation. We plan to retain holdings of emerging market bonds near current levels as these credits have held up relatively well amid recent market turmoil. High quality credits such as Mexico, Russia and Brazil could continue to see upgrades given large and growing currency reserves and strong fiscal positions.

PL Comstock Fund

Q. How did the fund perform over the year ended March 31, 2008?

A For the year ended March 31, 2008, the fund’s Class A returned -13.16%, compared to a -9.99% return for its benchmark, the Russell 1000 Value Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance data for Class B and C shares will vary due to differences in fees and sales charges.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Comstock Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-13.16%	-13.81%	-13.81%
With maximum sales charge	-17.93%	-18.01%	-14.64%
Russell 1000 Value Index	-9.99%
5 Year Total Return:
Without sales charge	10.37%	9.76%	9.73%
With maximum sales charge	9.14%	9.48%	9.73%
Russell 1000 Value Index	13.68%
Since Inception (September 28, 2001):
Without sales charge	4.73%	4.16%	4.16%
With maximum sales charge	3.83%	4.04%	4.16%
Russell 1000 Value Index	7.89%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Deteriorating market conditions led to declining performance for the stock market in the twelve months ended March 31, 2008. In fact, within the fund’s universe of value stocks (as represented by the Russell 1000 Value Index), six of the index’s 10 sectors had negative returns for the period. Inflationary pressures and weakening economic growth contributed to a pessimistic outlook for the economy. Further dampening sentiment was the ongoing fallout from the sub-prime mortgage market and subsequent credit crunch that resulted in multi-billion dollar losses at the largest financial institutions and the emergency “fire sale” of The Bear Stearns Cos., Inc. to JPMorgan Chase & Co. Although the Fed took unprecedented measures to bolster liquidity and keep order in the financial markets, stock markets remained volatile through the end of the period as recession seemed increasingly likely.

          The fund’s underperformance relative to its benchmark indices was driven mostly by a lack of exposure to energy names. Energy continued to be the best performing sector in the indexes. However, the excessively high valuations of most energy stocks have made them unfit investment candidates by our risk-reward standards. The health care sector, in which the fund holds primarily pharmaceutical stocks, was the second largest detractor from performance relative to both indexes. The pharmaceuticals industry was hampered by the Food & Drug Administration (FDA) recently enacted tighter regulatory standards, which are expected to cause delays or halt the launch of potential new drugs.

          However, the fund achieved positive performance relative to the indexes in other areas. Relative to the Russell 1000 Value Index, the fund’s stock selection and resulting overweight in the consumer staples sector contributed positively to performance. The sector was boosted by investors’ rotation into stocks with more defensive (that is, less economically sensitive) characteristics during the period. The fund also benefited from stock selection and the resulting underweight position in the financials sector, which was among the worst performing segments in the market for the twelve-month period. The technology sector, composed of a mixed group of stocks with what we, at Van Kampen, consider to be compelling valuations, was another positive contributor to relative performance.

          As in all market conditions, the fund continued to seek stocks with reasonable valuations relative to our assessment of fair value. The recent turbulence in the market opened up selective opportunities for us to add to attractively valued positions and trim those positions that approached or reached our target valuations. Notably, we initiated some small positions in retail stocks and added selectively to certain media holdings, which in aggregate increased the fund’s consumer discretionary sector weighting. In the consumer staples sector, reductions in a beverage holding and a household products holding were more than offset by increases in a staples retailer and a food manufacturer. Finally, in the health care sector, we believe the change in regulatory environment is likely to have long-term effects on the pharmaceuticals industry as a whole, and we have adjusted the fund’s positions accordingly.

PL Mid-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned 3.48%, compared to a -4.55% return for its benchmark, the Russell Midcap Growth Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Mid-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	3.48%	2.78%	2.67%
With maximum sales charge	-2.25%	-1.42%	1.83%
Russell Midcap Growth Index	-4.55%
5 Year Total Return:
Without sales charge	15.93%	15.35%	15.29%
With maximum sales charge	14.64%	15.12%	15.29%
Russell Midcap Growth Index	15.20%
Since Inception (September 28, 2001):
Without sales charge	5.51%	4.98%	4.95%
With maximum sales charge	4.60%	4.88%	4.95%
Russell Midcap Growth Index	10.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the twelve-month period ended March 31, 2008, the U.S. financial markets experienced a major downturn as turmoil from the deteriorating domestic housing sector and surging home foreclosures rapidly spread to the overall economy. The disintegration of the sub-prime mortgage market led to bankruptcies for a number of mortgage lenders and the demise of several hedge funds invested in mortgage-related securities. Several major Wall Street and commercial banks declared asset losses in the billions of dollars due to their exposure to mortgage securities. GDP for the fourth quarter of 2007 slowed to 0.6 percent. In response to these difficult economic conditions, the Fed strove to add liquidity to the markets and help stimulate growth. Through a series of rate cuts, the Fed lowered the target Fed Funds rate to 2.25% and the discount rate to 2.5%. The Fed also created a series of innovative lending facilities in an attempt to add targeted liquidity for various segments of the financial system. Additionally, in January 2008 the federal government adopted an economic stimulus plan designed to bolster consumer spending.

          Although the markets briefly rallied following each announced action, investors remained concerned about the state of the economy. Those fears intensified following the emergency sale of The Bear Stearns Cos., Inc., once the fifth-largest investment bank in the U.S, to JPMorgan Chase & Co. for a fraction of its recent share price. This event had a significant impact across the financials sector, and the domestic equity markets remained highly volatile through the end of the reporting period.

          Over the twelve-month period, the fund outperformed the benchmark. The fund’s strong relative returns were due to security selection, and greatly offset the modest detraction from performance caused by sector allocations, though sector exposures were a result of bottom-up security selection decisions.

          The top contributors to performance relative to the benchmark for the period were exposures in the technology, health care, and consumer discretionary sectors. In the technology sector, selection in computer services software & systems and semiconductors segments were beneficial, as was the fund’s avoidance of the computer technology industry. Stock selection in health care companies also boosted returns, particularly within medical and dental instruments and medical systems, as did a lack of exposure to health care management services companies. In the consumer discretionary sector, security selection within the retail, education services, commercial services, consumer electronics, and hotel/motel industries further added to performance and helped to greatly mitigate the negative influence of an overweight allocation.

          In contrast, exposures in the materials, utilities and other (multi-industry) sectors held relative performance back. The fund’s investment in real estate companies was the main area of weakness, followed by a single holding in engineering and contracting services, and security selection in building materials. Security selection in the multi-industry sector, also hindered performance, as did selection in the utilities sector, particularly among wireless companies.

          At period end, consumer discretionary represented the largest sector weight and overweight in the fund, followed by the financial services and technology sectors. The financial services and technology sectors were both underweighted versus the benchmark.

          We, at Van Kampen, seek high quality growth companies with several key attributes: sustainable competitive advantage, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward balance. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process. It is our goal to hold a fund of high quality growth stocks we believe will perform well regardless of the market

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

environment. We continue to favor companies that have some unique or dynamic competitive advantage, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

PL Real Estate Fund

Q. How did the fund perform over the year ended March 31, 2008?

A. For the year ended March 31, 2008, the fund’s Class A returned -18.03%, compared to a -17.37% return for its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index.

Performance Comparison

The following graph shows the value as of March 31, 2008 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2008

PL Real Estate Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge	-18.03%	-18.61%	-18.65%
With maximum sales charge	-22.54%	-22.38%	-19.41%
FTSE NAREIT Equity REITs Index	-17.37%
3 Year Total Return:
Without sales charge	12.65%	11.98%	11.95%
With maximum sales charge	10.53%	10.90%	11.95%
FTSE NAREIT Equity REITs Index	11.69%
Since Inception (December 31, 2004):
Without sales charge	9.55%	8.91%	8.88%
With maximum sales charge	7.66%	8.14%	8.88%
FTSE NAREIT Equity REITs Index	8.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the twelve-month period ending March 31, 2008, the real estate investment trust (REIT) sector experienced significant volatility and declines. The sector faced concerns over prospects for declines in underlying real estate asset values in light of the deepening credit crisis as well as a weaker outlook for the U.S. economy, despite unprecedented Fed actions to help restore confidence in the financial markets. The limited availability of financing and the rising uncertainty about the economic outlook resulted in a lack of private-market transaction activity, further complicating investors’ ability to establish underlying asset values. As a result, movement in REIT share prices appeared to reflect an attempt by the public markets to predict the magnitude of the prospective declines in underlying asset values.

          Among the three major sectors of the REIT market, apartment stocks outperformed and retail and office stocks underperformed the index. The apartment sector appeared to benefit from continued private market transaction activity, which confirmed that they were attractively valued relative to their underlying assets. In addition, investors became more attuned to the availability of attractive financing from government agencies to support housing-related activity. Finally, given the wide disparity between public and private market valuations, most of the apartment companies plan to continue to sell assets and buyback stock in 2008. By contrast, the office sector underperformed the index. Investors became increasingly concerned about the potential impact of an economic slowdown on tenant demand. There was also some concern that property prices could face the most significant declines in this sector as property values appeared to be bolstered to the greatest degree by activity from highly leveraged investors. The retail sector also underperformed the index as investors appeared concerned with the prospect of a slowdown in consumer spending. A related pullback in retailer expansion plans combined with high levels of new supply also weighed on investor sentiment.

          Among the smaller sectors, the lodging REITs sector significantly underperformed the index on worries over weaker economic prospects and the potential impact on occupancy rates. This was despite continued strong operating results through year-end and share prices significantly below underlying asset values. The storage, health care and industrial REITs sectors significantly outperformed the index.

          The fund underperformed the index for the period. Sector allocation was the primary detractor from returns, though stock selection was more positive. From a top-down perspective, the fund’s returns were hampered by an overweight position versus the benchmark to the hotel sector as well as an underweight position to the health care sector, though an overweight position to the apartment sector was more beneficial. Stock selection was especially strong in the hotel, mall and apartment sectors; this was partially offset by stock selection in the health care sector.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

          We, at Van Kampen, have maintained our core investment philosophy as a real estate value investor. We believe that over the medium and long-term, the best indicator for REIT valuations will be private real estate values, although there may be periods when the performance of the equity or debt markets may influence the sector. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties and an underweighting to companies concentrated in the ownership of industrial properties, strip shopping centers, health care and storage assets.

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)

          We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

          The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. The “Ending Account Value at 03/31/08” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/07-03/31/08” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from October 1, 2007 to March 31, 2008.

          You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/07-03/31/08.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

          You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/07	Ending Account Value at 03/31/08	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/07 - 03/31/08

PL Portfolio Optimization Conservative (2)

Actual Fund Return
Class A	$1,000.00	$1,015.40	0.00%	$0.00
Class B	1,000.00	1,011.70	0.75%	3.77
Class C	1,000.00	1,012.20	0.75%	3.77
Class R	1,000.00	1,014.30	0.25%	1.26

Hypothetical
Class A	$1,000.00	$1,025.00	0.00%	$0.00
Class B	1,000.00	1,021.25	0.75%	3.79
Class C	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,023.75	0.25%	1.26

PL Portfolio Optimization Moderate-Conservative (2)

Actual Fund Return
Class A	$1,000.00	$974.90	0.00%	$0.00
Class B	1,000.00	970.60	0.75%	3.69
Class C	1,000.00	971.00	0.75%	3.70
Class R	1,000.00	973.60	0.25%	1.23

Hypothetical
Class A	$1,000.00	$1,025.00	0.00%	$0.00
Class B	1,000.00	1,021.25	0.75%	3.79
Class C	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,023.75	0.25%	1.26

PL Portfolio Optimization Moderate (2)

Actual Fund Return
Class A	$1,000.00	$942.80	0.00%	$0.00
Class B	1,000.00	939.10	0.75%	3.64
Class C	1,000.00	938.50	0.75%	3.63
Class R	1,000.00	941.60	0.25%	1.21

Hypothetical
Class A	$1,000.00	$1,025.00	0.00%	$0.00
Class B	1,000.00	1,021.25	0.75%	3.79
Class C	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,023.75	0.25%	1.26

PL Portfolio Optimization Moderate-Aggressive (2)

Actual Fund Return
Class A	$1,000.00	$910.70	0.00%	$0.00
Class B	1,000.00	906.50	0.75%	3.57
Class C	1,000.00	906.60	0.75%	3.57
Class R	1,000.00	909.60	0.25%	1.19

Hypothetical
Class A	$1,000.00	$1,025.00	0.00%	$0.00
Class B	1,000.00	1,021.25	0.75%	3.79
Class C	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,023.75	0.25%	1.26

B-1	See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning Account Value at 10/01/07	Ending Account Value at 03/31/08	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/07 - 03/31/08

PL Portfolio Optimization Aggressive (2)

Actual Fund Return
Class A	$1,000.00	$871.30	0.00%	$0.00
Class B	1,000.00	867.00	0.75%	3.50
Class C	1,000.00	867.10	0.75%	3.50
Class R	1,000.00	870.30	0.25%	1.17

Hypothetical
Class A	$1,000.00	$1,025.00	0.00%	$0.00
Class B	1,000.00	1,021.25	0.75%	3.79
Class C	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,023.75	0.25%	1.26

PL Money Market Fund

Actual Fund Return
Class A	$1,000.00	$1,016.60	0.95%	$4.79

Hypothetical
Class A	$1,000.00	$1,020.25	0.95%	$4.80

PL Small-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$823.30	1.55%	$7.07
Class B	1,000.00	820.50	2.30%	10.47
Class C	1,000.00	819.90	2.30%	10.46

Hypothetical
Class A	$1,000.00	$1,017.25	1.55%	$7.82
Class B	1,000.00	1,013.50	2.30%	11.58
Class C	1,000.00	1,013.50	2.30%	11.58

PL International Value Fund

Actual Fund Return
Class A	$1,000.00	$844.80	1.40%	$6.46
Class B	1,000.00	841.90	2.15%	9.90
Class C	1,000.00	841.80	2.15%	9.90

Hypothetical
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.25	2.15%	10.83
Class C	1,000.00	1,014.25	2.15%	10.83

PL Large-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$864.30	1.40%	$6.53
Class B	1,000.00	861.70	2.15%	10.01
Class C	1,000.00	861.30	2.15%	10.00

Hypothetical
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.25	2.15%	10.83
Class C	1,000.00	1,014.25	2.15%	10.83

PL Short Duration Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,047.80	1.15%	$5.89
Class B	1,000.00	1,043.80	1.90%	9.71
Class C	1,000.00	1,043.50	1.90%	9.71

Hypothetical
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57

PL Growth LT Fund

Actual Fund Return
Class A	$1,000.00	$889.20	1.30%	$6.14
Class B	1,000.00	885.60	2.05%	9.66
Class C	1,000.00	885.90	2.05%	9.67

Hypothetical
Class A	$1,000.00	$1,018.50	1.30%	$6.56
Class B	1,000.00	1,014.75	2.05%	10.33
Class C	1,000.00	1,014.75	2.05%	10.33

PL Mid-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$837.60	1.40%	$6.43
Class B	1,000.00	834.50	2.15%	9.86
Class C	1,000.00	834.40	2.15%	9.86

Hypothetical
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.25	2.15%	10.83
Class C	1,000.00	1,014.25	2.15%	10.83

PL Large-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$871.70	1.50%	$7.02
Class B	1,000.00	868.30	2.25%	10.51
Class C	1,000.00	868.20	2.25%	10.51

Hypothetical
Class A	$1,000.00	$1,017.50	1.50%	$7.57
Class B	1,000.00	1,013.75	2.25%	11.33
Class C	1,000.00	1,013.75	2.25%	11.33

PL International Large-Cap Fund

Actual Fund Return
Class A	$1,000.00	$931.80	1.60%	$7.73
Class B	1,000.00	928.80	2.35%	11.33
Class C	1,000.00	928.80	2.35%	11.33

Hypothetical
Class A	$1,000.00	$1,017.00	1.60%	$8.07
Class B	1,000.00	1,013.25	2.35%	11.83
Class C	1,000.00	1,013.25	2.35%	11.83

PL Small-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$922.20	1.50%	$7.21

Hypothetical
Class A	$1,000.00	$1,017.50	1.50%	$7.57

PL Main Street Core Fund

Actual Fund Return
Class A	$1,000.00	$838.80	1.20%	$5.52

Hypothetical
Class A	$1,000.00	$1,019.00	1.20%	$6.06

PL Emerging Markets Fund

Actual Fund Return
Class A	$1,000.00	$931.60	1.55%	$7.48

Hypothetical
Class A	$1,000.00	$1,017.25	1.55%	$7.82

B-2	See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning Account Value at 10/01/07	Ending Account Value at 03/31/08	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/07 - 03/31/08

PL Managed Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,068.00	1.15%	$5.95
Class B	1,000.00	1,064.00	1.90%	9.80
Class C	1,000.00	1,063.90	1.90%	9.80

Hypothetical
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57

PL Inflation Managed Fund

Actual Fund Return
Class A	$1,000.00	$1,113.90	1.15%	$6.08
Class B	1,000.00	1,109.40	1.90%	10.02
Class C	1,000.00	1,109.40	1.90%	10.02

Hypothetical
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57

PL Comstock Fund

Actual Fund Return
Class A	$1,000.00	$849.60	1.50%	$6.94
Class B	1,000.00	846.20	2.25%	10.38
Class C	1,000.00	847.00	2.25%	10.39

Hypothetical
Class A	$1,000.00	$1,017.50	1.50%	$7.57
Class B	1,000.00	1,013.75	2.25%	11.33
Class C	1,000.00	1,013.75	2.25%	11.33

PL Mid-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$865.40	1.45%	$6.76
Class B	1,000.00	862.50	2.20%	10.24
Class C	1,000.00	862.00	2.20%	10.24

Hypothetical
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.00	2.20%	11.08
Class C	1,000.00	1,014.00	2.20%	11.08

PL Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$882.20	1.65%	$7.76
Class B	1,000.00	878.20	2.40%	11.27
Class C	1,000.00	878.30	2.40%	11.27

Hypothetical
Class A	$1,000.00	$1,016.75	1.65%	$8.32
Class B	1,000.00	1,013.00	2.40%	12.08
Class C	1,000.00	1,013.00	2.40%	12.08

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

(2)

The annualized expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the underlying funds (see Note 1 to Financial Statements) in which the PL Portfolio Optimization Funds invest.

B-3

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION CONSERVATIVE
Schedule of Investments
March 31, 2008

	Shares	Value

MUTUAL FUNDS - 98.27%

PL Money Market Fund ‘A’	1,676,940	$1,676,941
PL International Value Fund ‘A’	155,602	1,994,818
PL Large-Cap Value Fund ‘A’	95,296	1,104,486
PL Short Duration Bond Fund ‘A’	1,209,981	12,366,009
PL Growth LT Fund ‘A’	67,500	852,529
PL Mid-Cap Value Fund ‘A’	176,824	1,577,271
PL International Large-Cap Fund ‘A’	68,443	1,064,281
PL Main Street® Core Fund ‘A’	312,986	3,101,688
PL Managed Bond Fund ‘A’	1,713,537	18,386,255
PL Inflation Managed Fund ‘A’	939,832	10,422,736
PL Comstock Fund ‘A’	240,424	2,846,620

Total Mutual Funds
(Cost $54,074,758)		55,393,634

TOTAL INVESTMENTS - 98.27%
(Cost $54,074,758)		55,393,634

OTHER ASSETS & LIABILITIES, NET - 1.73%		973,908

NET ASSETS - 100.00%		$56,367,542

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds		73.05%
Affiliated Equity Funds		22.25%
Affiliated Money Market Fund		2.97%

		98.27%
Other Assets & Liabilities, Net		1.73%

		100.00%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE
Schedule of Investments
March 31, 2008

	Shares	Value

MUTUAL FUNDS - 99.85%

PL Money Market Fund ‘A’	1,166,195	$1,166,194
PL Small-Cap Growth Fund ‘A’	123,976	1,130,657
PL International Value Fund ‘A’	635,969	8,153,124
PL Large-Cap Value Fund ‘A’	396,893	4,599,995
PL Short Duration Bond Fund ‘A’	1,721,574	17,594,485
PL Growth LT Fund ‘A’	272,371	3,440,052
PL Mid-Cap Value Fund ‘A’	519,922	4,637,704
PL Large-Cap Growth Fund ‘A’ *	124,679	1,152,038
PL International Large-Cap Fund ‘A’	383,582	5,964,697
PL Small-Cap Value Fund ‘A’	134,379	1,182,536
PL Main Street Core Fund ‘A’	814,906	8,075,715
PL Managed Bond Fund ‘A’	2,621,927	28,133,273
PL Inflation Managed Fund ‘A’	1,588,611	17,617,696
PL Comstock Fund ‘A’	867,611	10,272,512
PL Mid-Cap Growth Fund ‘A’	367,921	3,425,349

Total Mutual Funds
(Cost $114,988,901)		116,546,027

TOTAL INVESTMENTS - 99.85%
(Cost $114,988,901)		116,546,027

OTHER ASSETS & LIABILITIES, NET - 0.15%		171,010

NET ASSETS - 100.00%		$116,717,037

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds		54.27%
Affiliated Equity Funds		44.58%
Affiliated Money Market Fund		1.00%

		99.85%
Other Assets & Liabilities, Net		0.15%

		100.00%

See Notes to Financial Statements	C-1	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE
Schedule of Investments
March 31, 2008

	Shares	Value

MUTUAL FUNDS - 99.86%

PL Small-Cap Growth Fund ‘A’	960,929	$8,763,672
PL International Value Fund ‘A’	2,853,644	36,583,715
PL Large-Cap Value Fund ‘A’	1,761,125	20,411,438
PL Short Duration Bond Fund ‘A’	4,057,698	41,469,669
PL Growth LT Fund ‘A’	1,631,386	20,604,406
PL Mid-Cap Value Fund ‘A’	2,769,940	24,707,867
PL Large-Cap Growth Fund ‘A’ *	988,323	9,132,104
PL International Large-Cap Fund ‘A’	1,664,097	25,876,711
PL Small-Cap Value Fund ‘A’	479,926	4,223,353
PL Main Street Core Fund ‘A’	3,687,275	36,540,898
PL Emerging Markets Fund ‘A’	1,044,784	14,188,173
PL Managed Bond Fund ‘A’	7,280,460	78,119,331
PL Inflation Managed Fund ‘A’	4,761,365	52,803,538
PL Comstock Fund ‘A’	3,442,198	40,755,619
PL Mid-Cap Growth Fund ‘A’	1,413,152	13,156,448
PL Real Estate Fund ‘A’	826,768	9,301,138

Total Mutual Funds
(Cost $435,781,665)		436,638,080

TOTAL INVESTMENTS - 99.86%
(Cost $435,781,665)		436,638,080

OTHER ASSETS & LIABILITIES, NET - 0.14%		631,470

NET ASSETS - 100.00%		$437,269,550

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		60.43%
Affiliated Fixed Income Funds		39.43%

		99.86%
Other Assets & Liabilities, Net		0.14%

		100.00%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE
Schedule of Investments
March 31, 2008

	Shares	Value

MUTUAL FUNDS - 99.89%

PL Small-Cap Growth Fund ‘A’	1,850,104	$16,872,950
PL International Value Fund ‘A’	3,635,055	46,601,406
PL Large-Cap Value Fund ‘A’	2,182,721	25,297,740
PL Short Duration Bond Fund ‘A’	1,174,523	12,003,629
PL Growth LT Fund ‘A’	2,385,467	30,128,450
PL Mid-Cap Value Fund ‘A’	3,758,740	33,527,962
PL Large-Cap Growth Fund ‘A’ *	1,179,136	10,895,218
PL International Large-Cap Fund ‘A’	2,605,294	40,512,319
PL Small-Cap Value Fund ‘A’	927,520	8,162,176
PL Main Street Core Fund ‘A’	4,233,894	41,957,893
PL Emerging Markets Fund ‘A’	1,566,534	21,273,527
PL Managed Bond Fund ‘A’	4,451,226	47,761,653
PL Inflation Managed Fund ‘A’	3,598,665	39,909,195
PL Comstock Fund ‘A’	3,909,046	46,283,107
PL Mid-Cap Growth Fund ‘A’	2,062,179	19,198,890
PL Real Estate Fund ‘A’	1,612,871	18,144,800

Total Mutual Funds
(Cost $466,398,532)		458,530,915

TOTAL INVESTMENTS - 99.89%
(Cost $466,398,532)		458,530,915

OTHER ASSETS & LIABILITIES, NET - 0.11%		503,023

NET ASSETS - 100.00%		$459,033,938

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		78.18%
Affiliated Fixed Income Funds		21.71%

		99.89%
Other Assets & Liabilities, Net		0.11%

		100.00%

See Notes to Financial Statements	C-2	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION AGGRESSIVE
Schedule of Investments
March 31, 2008

	Shares	Value

MUTUAL FUNDS - 99.93%

PL Small-Cap Growth Fund ‘A’	1,065,170	$9,714,354
PL International Value Fund ‘A’	2,235,665	28,661,228
PL Large-Cap Value Fund ‘A’	1,224,190	14,188,357
PL Growth LT Fund ‘A’	1,604,869	20,269,492
PL Mid-Cap Value Fund ‘A’	2,303,153	20,544,121
PL Large-Cap Growth Fund ‘A’ *	421,763	3,897,090
PL International Large-Cap Fund ‘A’	1,362,867	21,192,579
PL Small-Cap Value Fund ‘A’	631,175	5,554,336
PL Main Street Core Fund ‘A’	2,251,822	22,315,560
PL Emerging Markets Fund ‘A’	895,762	12,164,448
PL Comstock Fund ‘A’	1,881,460	22,276,486
PL Mid-Cap Growth Fund ‘A’	1,283,942	11,953,503
PL Real Estate Fund ‘A’	891,817	10,032,936

Total Mutual Funds
(Cost $213,254,769)		202,764,490

TOTAL INVESTMENTS - 99.93%
(Cost $213,254,769)		202,764,490

OTHER ASSETS & LIABILITIES, NET - 0.07%		149,658

NET ASSETS - 100.00%		$202,914,148

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		99.93%

		99.93%
Other Assets & Liabilities, Net		0.07%

		100.00%

See Notes to Financial Statements	C-3	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MONEY MARKET FUND Schedule of Investments March 31, 2008

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 100.01%

Certificates of Deposit - 1.17%

Bank of Scotland PLC (United Kingdom) 4.829% due 10/27/08 §	$500,000	$500,000

Commercial Paper - 78.07%

American Honda Finance Corp 2.250% due 04/02/08	1,000,000	999,937
Anheuser-Busch Cos Inc 2.620% due 05/21/08	500,000	498,181
Archer-Daniels-Midland Co
2.270% due 06/27/08	250,000	248,629
2.800% due 04/18/08	500,000	499,339
2.950% due 04/01/08	250,000	250,000
3.000% due 04/04/08	750,000	749,812
Astrazeneca PLC (United Kingdom)
2.750% due 05/09/08	800,000	797,678
2.900% due 06/11/08	450,000	447,426
4.180% due 04/07/08	250,000	249,826
AT&T Inc 2.730% due 04/11/08	685,000	684,481
BASF AG (Germany) 2.700% due 05/13/08	500,000	498,425
BMW U.S. Capital LLC 2.200% due 04/02/08	500,000	499,969
Colgate-Palmolive Co 2.250% due 04/09/08	1,500,000	1,499,250
Danaher Corp 2.300% due 04/24/08	1,000,000	998,531
E.I. du Pont de Nemours & Co
2.220% due 04/25/08	1,000,000	998,520
2.230% due 04/17/08	500,000	499,504
Electricite de France (France) 2.310% due 05/06/08	1,200,000	1,197,305
Emerson Electric Co
2.000% due 04/08/08	500,000	499,806
2.200% due 04/16/08	250,000	249,771
Genentech Inc 2.250% due 04/01/08	400,000	400,000
General Electric Capital Corp
2.320% due 08/21/08	500,000	495,424
2.350% due 10/27/08	500,000	493,178
Hewlett-Packard Co 2.830% due 04/02/08	250,000	249,980
IBM International Group Capital LLC 2.610% due 04/01/08	500,000	500,000
Illinois Tool Works Inc 2.200% due 04/18/08	1,000,000	998,961
International Business Machines Corp 2.140% due 06/27/08	500,000	497,414
Johnson & Johnson 2.500% due 04/01/08	500,000	500,000
Kimberly-Clark Worldwide Inc 2.180% due 04/10/08	500,000	499,727
Lloyds TSB Bank PLC (United Kingdom) 2.590% due 04/11/08	1,700,000	1,698,777
Medtronic Inc 2.180% due 05/05/08	400,000	399,176
National Rural Utilities Cooperative Finance Corp 2.900% due 04/07/08	1,250,000	1,249,396
Parker-Hannifin Corp
2.350% due 04/22/08	500,000	499,315
2.500% due 04/07/08	800,000	799,667
2.700% due 04/10/08	500,000	499,662
PepsiCo Inc
2.100% due 05/05/08	1,000,000	998,017
2.150% due 04/30/08	500,000	499,134
Praxair Inc 2.200% due 04/03/08	1,000,000	999,878
Proctor & Gamble International Funding SCA
2.150% due 04/16/08	500,000	499,552
2.630% due 04/17/08	1,000,000	998,831
Southern Co
2.250% due 05/14/08	1,010,000	1,007,286
2.850% due 04/03/08	500,000	499,921
The Coca-Cola Co
2.700% due 04/09/08	700,000	699,580
3.800% due 04/03/08	350,000	349,926
The McGraw-Hill Cos Inc 2.250% due 04/29/08	1,600,000	1,597,200
United Parcel Service Inc
2.150% due 04/30/08	250,000	249,567
2.770% due 04/16/08	1,250,000	1,248,557
Wal-Mart Stores Inc
2.100% due 12/16/08	500,000	492,446
2.450% due 04/29/08	500,000	499,047
2.700% due 04/14/08	500,000	499,512

		33,285,521

Corporate Notes - 12.91%

Allstate Life Global Funding Trusts 3.000% due 09/11/08 §	500,000	500,000
American Express Bank FSB 3.025% due 09/18/08 §	800,000	800,000
American Honda Finance Corp 3.168% due 05/12/08 ~ §	400,000	400,100
AT&T Inc 3.155% due 05/15/08 §	700,000	700,160
Caterpillar Financial Services Corp 3.060% due 03/10/09 §	500,000	499,216
Emerson Electric Co 5.850% due 03/15/09	315,000	323,099
General Electric Capital Corp 3.125% due 04/01/09	400,000	401,986
Honeywell International Inc 2.928% due 03/13/09 §	230,000	229,821
IBM International Group Capital LLC 3.120% due 02/13/09 §	600,000	599,667
Procter & Gamble International Funding SCA 3.140% due 02/19/09 §	200,000	200,000
Toyota Motor Credit Corp 2.984% due 09/05/08 §	750,000	750,000
Wal-Mart Stores Inc 2.700% due 06/16/08 §	100,000	100,023

		5,504,072

U.S. Government Agency Issue - 4.69%

Federal Home Loan Bank 4.700% due 10/03/08	2,000,000	2,000,000

	Shares

Money Market Fund - 3.17%

BlackRock Liquidity Funds Institutional TempFund	1,352,058	1,352,058

Total Short-Term Investments (Amortized Cost $42,641,651)		42,641,651

TOTAL INVESTMENTS - 100.01% (Amortized Cost $42,641,651)		42,641,651

OTHER ASSETS & LIABILITIES, NET - (0.01%)		(5,220)

NET ASSETS - 100.00%		$42,636,431

See Notes to Financial Statements	C-4	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MONEY MARKET FUND Schedule of Investments (Continued) March 31, 2008

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Commercial Paper	78.07%
Corporate Notes	12.91%
U.S. Government Agency Issue	4.69%
Money Market Fund	3.17%
Certificates of Deposit	1.17%

100.01%
Other Assets & Liabilities, Net	(0.01)%

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	C-5	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL SMALL-CAP GROWTH FUND Schedule of Investments March 31, 2008

	Shares	Value

COMMON STOCKS - 93.69%

Consumer Discretionary - 12.84%

AnnTaylor Stores Corp *	18,300	$442,494
Bally Technologies Inc *	9,350	321,079
bebe Stores Inc	30,100	323,575
Ctrip.com International Ltd ADR (Cayman)	9,200	487,784
GSI Commerce Inc *	31,100	408,965
Iconix Brand Group Inc *	22,000	381,700
Life Time Fitness Inc *	14,300	446,303
LKQ Corp *	21,950	493,217
Phillips-Van Heusen Corp	10,000	379,200
priceline.com Inc *	4,000	483,440
Tenneco Inc *	16,750	467,995
WMS Industries Inc *	6,400	230,208

		4,865,960

Consumer Staples - 2.89%

Central European Distribution Corp *	9,100	529,529
The Hain Celestial Group Inc *	19,200	566,400

		1,095,929

Energy - 6.97%

Carrizo Oil & Gas Inc *	7,400	438,598
Concho Resources Inc *	20,750	532,030
CVR Energy Inc *	15,800	363,874
Dril-Quip Inc *	8,100	376,407
Mariner Energy Inc *	14,850	401,099
Petrobank Energy & Resources Ltd (Canada) *	9,400	427,668
Uranium One Inc (Canada) *	31,500	103,726

		2,643,402

Financials - 6.36%

Affiliated Managers Group Inc *	4,400	399,256
Digital Realty Trust Inc REIT	8,900	315,950
First Mercury Financial Corp *	23,300	405,653
First Midwest Bancorp Inc	10,150	281,865
Greenhill & Co Inc	3,900	271,284
Max Capital Group Ltd (Bermuda)	8,800	230,472
Platinum Underwriters Holdings Ltd (Bermuda)	5,450	176,907
Signature Bank *	12,900	328,950

		2,410,337

Health Care - 15.33%

Acorda Therapeutics Inc *	10,300	184,885
BioMarin Pharmaceutical Inc *	12,150	429,745
Cepheid Inc *	14,900	363,411
Community Health Systems Inc *	13,700	459,909
Cubist Pharmaceuticals Inc *	15,200	279,984
Gentiva Health Services Inc *	20,300	441,728
Hologic Inc *	6,800	378,080
Illumina Inc *	7,000	531,300
Inverness Medical Innovations Inc *	9,000	270,900
Meridian Bioscience Inc	11,600	387,788
OSI Pharmaceuticals Inc *	5,150	192,559
PAREXEL International Corp *	19,500	508,950
Psychiatric Solutions Inc *	8,300	281,536
Savient Pharmaceuticals Inc *	19,000	380,000
Thoratec Corp *	22,150	316,524
United Therapeutics Corp *	4,650	403,155

		5,810,454

Industrials - 16.92%

Actuant Corp ‘A’	15,450	466,744
Aecom Technology Corp *	18,350	477,283
AirTran Holdings Inc *	38,300	252,780
BE Aerospace Inc *	13,950	487,552
Bucyrus International Inc ‘A’	4,700	477,755
CLARCOR Inc	12,500	444,375
Esterline Technologies Corp *	10,400	523,848
FTI Consulting Inc *	7,850	557,664
IHS Inc ‘A’ *	8,450	543,419
JA Solar Holdings Co Ltd ADR (Cayman) *	21,900	407,340
RBC Bearings Inc *	13,900	516,107
TeleTech Holdings Inc *	20,750	466,045
The Geo Group Inc *	19,700	560,268
URS Corp *	7,200	235,368

		6,416,548

Information Technology - 24.30%

Acme Packet Inc *	27,550	220,124
ANSYS Inc *	14,400	497,088
Atheros Communications Inc *	13,650	284,466
Cavium Networks Inc *	11,050	181,220
Concur Technologies Inc *	9,650	299,632
Cypress Semiconductor Corp *	8,500	200,685
DealerTrack Holdings Inc *	13,900	281,058
Digital River Inc *	6,500	201,305
Emulex Corp *	18,950	307,748
Foundry Networks Inc *	24,300	281,394
Mellanox Technologies Ltd (Israel) *	28,100	391,433
Microsemi Corp *	19,750	450,300
NeuStar Inc ‘A’ *	16,400	434,272
NICE Systems Ltd ADR (Israel) *	17,050	481,151
Omniture Inc *	10,700	248,347
ON Semiconductor Corp *	39,150	222,372
Polycom Inc *	19,300	435,022
SI International Inc *	13,650	261,944
Solera Holdings Inc *	22,600	550,536
Sonus Networks Inc *	69,150	237,876
Synaptics Inc *	12,200	291,336
Synchronoss Technologies Inc *	12,600	252,378
Taleo Corp ‘A’ *	17,600	341,440
Tessera Technologies Inc *	14,200	295,360
THQ Inc *	17,650	384,770
TIBCO Software Inc *	39,050	278,817
Varian Semiconductor Equipment Associates Inc *	11,400	320,910
VeriFone Holdings Inc *	12,350	195,995
Wright Express Corp *	12,450	382,589

		9,211,568

Materials - 3.76%

RTI International Metals Inc *	4,050	183,101
Silgan Holdings Inc	9,800	486,374
Thompson Creek Metals Co Inc (Canada) *	23,750	433,675
Zoltek Cos Inc *	12,200	323,544

		1,426,694

Telecommunication Services - 2.95%

Cincinnati Bell Inc *	102,600	437,076
SBA Communications Corp ‘A’ *	17,300	516,059
Time Warner Telecom Inc ‘A’ *	10,750	166,518

		1,119,653

See Notes to Financial Statements	C-6	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL SMALL-CAP GROWTH FUND Schedule of Investments (Continued) March 31, 2008

	Shares	Value

Utilities - 1.37%
ITC Holdings Corp	10,000	$520,600

Total Common Stocks (Cost $37,966,704)		35,521,145

TOTAL INVESTMENTS - 93.69% (Cost $37,966,704)		35,521,145

OTHER ASSETS & LIABILITIES, NET - 6.31%		2,391,808

NET ASSETS - 100.00%		$37,912,953

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Information Technology	24.30%
Industrials	16.92%
Health Care	15.33%
Consumer Discretionary	12.84%
Energy	6.97%
Financials	6.36%
Materials	3.76%
Telecommunication Services	2.95%
Consumer Staples	2.89%
Utilities	1.37%

93.69%
Other Assets & Liabilities, Net	6.31%

100.00%

See Notes to Financial Statements	C-7	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 95.99%

Australia - 3.68%

Australia & New Zealand Banking Group Ltd +	34,100	$707,596
BHP Billiton Ltd +	29,300	962,829
Macquarie Airports Ltd +	216,245	642,756
National Australia Bank Ltd +	33,322	921,540
Qantas Airways Ltd +	124,300	447,752
Suncorp-Metway Ltd +	40,100	475,206
Zinifex Ltd +	51,000	465,590

		4,623,269

Austria - 0.63%

voestalpine AG +	11,300	785,825

Belgium - 1.25%

Fortis +	54,832	1,377,779
KBC Groep NV +	1,527	198,054

		1,575,833

Bermuda - 0.42%

Catlin Group Ltd +	31,500	276,692
Orient Overseas International Ltd +	42,000	247,698

		524,390

Canada - 4.07%

Bombardier Inc ‘B’ *	62,200	331,467
Canadian Imperial Bank of Commerce	7,364	474,217
EnCana Corp	5,300	403,780
Fairfax Financial Holdings Ltd	1,200	349,437
Gerdau Ameristeel Corp	45,200	644,236
HudBay Minerals Inc *	9,300	147,684
Husky Energy Inc	8,000	313,235
Methanex Corp	9,600	252,521
Onex Corp	16,204	472,804
Petro-Canada	18,500	806,001
Royal Bank of Canada	8,515	397,773
Teck Cominco Ltd ‘B’	12,600	516,668

		5,109,823

Finland - 1.96%

Nokia OYJ +	57,900	1,827,935
Stora Enso OYJ ‘R’ +	54,900	634,864

		2,462,799

France - 10.57%

Air France-KLM +	8,400	236,314
Arkema + *	7,900	442,802
BNP Paribas +	14,408	1,452,797
Compagnie Generale des Etablissements Michelin ‘B’ +	7,725	809,008
Credit Agricole SA +	39,452	1,219,776
France Telecom SA +	28,400	954,113
Lagardere SCA +	11,900	891,765
Renault SA +	12,794	1,416,178
Sanofi-Aventis +	22,801	1,710,147
Societe Generale +	9,139	894,246
Societe Generale-Entitlement Shares *	2,284	219,778
Suez SA +	10,100	662,029
Total SA +	20,756	1,537,694
Vallourec SA +	3,400	824,647

		13,271,294

Germany - 12.89%

Allianz SE +	10,810	2,137,527
BASF SE +	16,500	2,219,399
Deutsche Bank AG +	16,200	1,830,884
Deutsche Lufthansa AG +	33,900	918,042
Deutsche Telekom AG +	64,900	1,078,280
E.ON AG +	10,932	2,022,715
Infineon Technologies AG + *	71,500	500,722
Lanxess AG +	10,700	430,074
Muenchener Rueckversicherungs AG +	9,061	1,775,569
RWE AG +	11,833	1,454,514
Siemens AG +	7,700	835,075
Suedzucker AG +	12,900	285,982
TUI AG + *	26,800	687,975

		16,176,758

Italy - 3.34%

Banco Popolare SCARL + *	35,800	593,585
Buzzi Unicem SPA +	12,000	299,340
ENI SPA +	46,189	1,572,248
Fondiaria-Sai SPA +	8,700	360,677
Fondiaria-Sai SPA RNC +	4,600	124,601
Telecom Italia SPA + *	346,900	723,128
UniCredit SPA +	77,000	515,919

		4,189,498

Japan - 19.39%

Aisin Seiki Co Ltd +	7,800	294,168
Alps Electric Co Ltd +	27,500	275,336
Astellas Pharma Inc +	11,000	432,008
Canon Inc +	10,400	485,092
Dainippon Ink & Chemicals Inc +	124,000	392,276
Fujitsu Ltd +	140,000	925,883
Hitachi Ltd +	107,000	638,873
Honda Motor Co Ltd +	26,700	771,222
Isuzu Motors Ltd +	125,000	628,296
ITOCHU Corp +	63,000	630,078
JFE Holdings Inc +	28,200	1,261,408
Kyushu Electric Power Co Inc +	28,400	696,851
Mitsubishi Chemical Holdings Corp +	127,000	845,871
Mitsubishi Corp +	25,300	774,080
Mitsubishi UFJ Financial Group Inc +	186,100	1,627,970
Mitsui & Co Ltd +	40,000	820,825
Mitsui Chemicals Inc +	42,000	281,592
Mitsui OSK Lines Ltd +	69,000	844,154
Namco Bandai Holdings Inc +	33,100	450,546
Nippon Mining Holdings Inc +	80,000	429,950
Nippon Steel Corp +	198,000	1,012,337
Nippon Telegraph & Telephone Corp +	243	1,052,579
Nippon Yusen Kabushiki Kaisha +	76,000	720,614
Nissan Motor Co Ltd +	148,800	1,247,509
ORIX Corp +	4,680	645,448
Sharp Corp +	64,000	1,098,491
Sony Corp +	6,600	265,463
Sumitomo Mitsui Financial Group Inc +	186	1,235,564
The Tokyo Electric Power Co Inc +	49,200	1,323,463
Toshiba Corp +	138,000	927,459
Tosoh Corp +	72,000	250,203
Toyota Motor Corp +	20,800	1,050,979

		24,336,588

Luxembourg - 1.35%

ArcelorMittal +	20,800	1,701,224

Netherlands - 3.44%

ING Groep NV CVA +	59,521	2,225,225
Koninklijke Ahold NV + *	74,500	1,105,934
Koninklijke Philips Electronics NV +	11,130	426,056
Wolters Kluwer NV +	21,248	563,453

		4,320,668

New Zealand - 0.44%

Telecom Corp of New Zealand Ltd +	183,000	551,474

See Notes to Financial Statements	C-8	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND Schedule of Investments (Continued) March 31, 2008

	Shares	Value

Norway - 1.61%

Norsk Hydro ASA +	49,300	$722,239
StatoilHydro ASA +	43,100	1,293,042

		2,015,281

Singapore - 0.20%

Neptune Orient Lines Ltd +	107,000	255,325

Spain - 2.25%

Banco Santander SA +	34,400	685,319
Repsol YPF SA +	26,529	913,956
Telefonica SA +	42,500	1,221,116

		2,820,391

Sweden - 2.99%

Electrolux AB ‘B’ +	24,500	403,451
Nordea Bank AB +	47,900	776,942
Svenska Cellulosa AB ‘B’ + *	57,100	1,041,103
Tele2 AB ‘B’ +	39,500	747,211
Volvo AB ‘B’ +	52,050	788,629

		3,757,336

Switzerland - 2.75%

Credit Suisse Group +	27,379	1,394,081
Nestle SA +	1,253	626,303
Novartis AG +	27,817	1,427,402

		3,447,786

United Kingdom - 22.76%

Antofagasta PLC +	47,900	666,892
Arriva PLC +	15,500	211,119
Associated British Foods PLC +	51,600	896,277
AstraZeneca PLC +	14,722	552,219
Aviva PLC +	65,538	803,585
BAE Systems PLC +	122,626	1,182,463
Barclays PLC +	152,083	1,372,042
BP PLC +	105,698	1,070,892
British Airways PLC + *	83,800	389,794
British American Tobacco PLC +	24,700	927,724
Centrica PLC +	121,300	718,678
Drax Group PLC +	74,300	793,686
DS Smith PLC +	57,900	180,094
Friends Provident PLC +	143,939	353,259
G4S PLC +	153,200	692,745
GlaxoSmithKline PLC +	86,500	1,829,656
Greene King PLC +	23,320	261,649
HBOS PLC +	102,421	1,139,422
Home Retail Group PLC +	77,900	404,352
HSBC Holdings PLC (LI) +	14,600	240,518
ITV PLC +	293,080	368,709
Kazakhmys PLC +	9,000	285,394
Lloyds TSB Group PLC +	97,200	868,427
Mitchells & Butlers PLC +	32,500	221,488
Mondi PLC +	32,500	269,609
Pearson PLC +	48,400	655,502
Persimmon PLC +	51,900	788,221
Prudential PLC +	16,645	219,769
Punch Taverns PLC +	33,820	361,673
Royal Dutch Shell PLC ‘A’ (XAMS) +	98,535	3,398,406
Taylor Wimpey PLC +	68,000	253,095
Tesco PLC +	51,500	388,133
The Royal Bank of Scotland Group PLC +	209,200	1,401,462
Trinity Mirror PLC +	40,800	239,338
TUI Travel PLC +	125,400	641,799
Vodafone Group PLC +	788,471	2,343,659
Xstrata PLC +	16,820	1,178,086

		28,569,836

Total Common Stocks (Cost $125,246,807)		120,495,398

TOTAL INVESTMENTS - 95.99% (Cost $125,246,807)		120,495,398

OTHER ASSETS & LIABILITIES, NET - 4.01%		5,037,314

NET ASSETS - 100.00%		$125,532,712

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	25.31%
Materials	14.25%
Consumer Discretionary	11.77%
Industrials	9.73%
Energy	9.35%
Telecommunication Services	6.91%
Utilities	6.11%
Health Care	4.74%
Information Technology	4.45%
Consumer Staples	3.37%

95.99%
Other Assets & Liabilities, Net	4.01%

100.00%

(b) As of March 31, 2008, the Fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	22.76%
Japan	19.39%
Germany	12.89%
France	10.57%
Canada	4.07%
Australia	3.68%
Netherlands	3.44%
Italy	3.34%
Sweden	2.99%
Switzerland	2.75%
Spain	2.25%
Finland	1.96%
Norway	1.61%
Luxembourg	1.35%
Belgium	1.25%
Austria	0.63%
New Zealand	0.44%
Bermuda	0.42%
Singapore	0.20%

95.99%
Other Assets & Liabilities, Net	4.01%

100.00%

(c) Securities with a total aggregate market value of $115,165,797 or 91.74% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-9	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND Schedule of Investments (Continued) March 31, 2008

(d) The amount of $62,993 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2008:

Long Futures Outstanding	Number of Contracts	Notional Amount	Net Unrealized Appreciation

Topix Index (06/08)	11	JPY 131,570,999	$21,408

See Notes to Financial Statements	C-10	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 92.41%

Consumer Discretionary - 15.65%

DISH Network Corp ‘A’ *	33,900	$973,947
Liberty Media Corp - Entertainment ‘A’ *	47,000	1,064,080
Liberty Media Corp - Interactive ‘A’ *	54,086	872,948
McDonald’s Corp	30,500	1,700,985
News Corp ‘B’	101,100	1,924,944
SES FDR (Luxembourg) +	21,800	460,702
Target Corp	16,700	846,356
The E.W. Scripps Co ‘A’	21,500	903,215
The Home Depot Inc	31,500	881,055
Time Warner Inc	100,000	1,402,000

		11,030,232

Consumer Staples - 9.06%

Altria Group Inc	35,600	790,320
Kimberly-Clark Corp	22,600	1,458,830
Kraft Foods Inc ‘A’	28,731	890,948
Philip Morris International Inc *	35,600	1,800,648
Wal-Mart Stores Inc	27,400	1,443,432

		6,384,178

Energy - 8.00%

Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	12,400	855,352
Suncor Energy Inc (Canada)	9,145	881,121
Total SA ADR (France)	35,800	2,649,558
Transocean Inc (Cayman)	9,248	1,250,330

		5,636,361

Financials - 24.39%

Aflac Inc	17,600	1,143,120
American Express Co	37,900	1,656,988
American International Group Inc	23,900	1,033,675
Bank of America Corp	33,700	1,277,567
Capital One Financial Corp	31,800	1,565,196
JPMorgan Chase & Co	43,100	1,851,145
Lehman Brothers Holdings Inc	15,140	569,870
Loews Corp	47,500	1,910,450
Marsh & McLennan Cos Inc	36,551	890,017
Merrill Lynch & Co Inc	15,340	624,952
The Bank of New York Mellon Corp	15,852	661,503
The Chubb Corp	20,280	1,003,454
The Travelers Cos Inc	21,400	1,023,990
Wachovia Corp	29,000	783,000
Wells Fargo & Co	41,100	1,196,010

		17,190,937

Health Care - 5.35%

Abbott Laboratories	23,800	1,312,570
Novartis AG ADR (Switzerland)	23,300	1,193,659
UnitedHealth Group Inc	18,100	621,916
WellPoint Inc *	14,600	644,298

		3,772,443

Industrials - 13.02%

Avery Dennison Corp	17,800	876,650
General Electric Co	77,600	2,871,976
Raytheon Co	19,300	1,246,973
Textron Inc	33,200	1,839,944
The Boeing Co	10,700	795,759
United Technologies Corp	22,500	1,548,450

		9,179,752

Information Technology - 5.41%

Comverse Technology Inc *	31,600	486,640
EchoStar Corp ‘A’ *	6,480	191,419
International Business Machines Corp	11,600	1,335,624

Microsoft Corp	30,800	874,104
Texas Instruments Inc	32,800	927,256

		3,815,043

Materials - 3.17%

Air Products & Chemicals Inc	11,500	1,058,000
E.I. du Pont de Nemours & Co	25,100	1,173,676

		2,231,676

Telecommunication Services - 5.98%

AT&T Inc	62,747	2,403,210
Embarq Corp	29,345	1,176,734
Sprint Nextel Corp	94,979	635,410

		4,215,354

Utilities - 2.38%

Sempra Energy	31,500	1,678,320

Total Common Stocks (Cost $63,845,299)		65,134,296

SHORT-TERM INVESTMENT - 4.46%

Money Market Fund - 4.46%

BlackRock Liquidity Funds Institutional TempFund	3,145,793	3,145,793

Total Short-Term Investment (Cost $3,145,793)		3,145,793

TOTAL INVESTMENTS - 96.87% (Cost $66,991,092)		68,280,089

OTHER ASSETS & LIABILITIES, NET - 3.13%		2,203,396

NET ASSETS - 100.00%		$70,483,485

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	24.39%
Consumer Discretionary	15.65%
Industrials	13.02%
Consumer Staples	9.06%
Energy	8.00%
Telecommunication Services	5.98%
Information Technology	5.41%
Health Care	5.35%
Short-Term Investment	4.46%
Materials	3.17%
Utilities	2.38%

96.87%
Other Assets & Liabilities, Net	3.13%

100.00%

(b) Securities with a total aggregate market value of $460,702 or 0.65% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-11	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments
March 31, 2008

	Principal Amount	Value

CORPORATE BONDS & NOTES - 14.85%

Consumer Discretionary - 0.79%

Comcast Corp 5.850% due 01/15/10	$250,000	$257,081
Cox Communications Inc 4.625% due 01/15/10	150,000	150,136
Time Warner Cable Inc 5.400% due 07/02/12	100,000	98,345
Time Warner Inc 6.750% due 04/15/11	150,000	154,356

		659,918

Financials - 12.55%

American Express Centurion Bank 5.200% due 11/26/10	375,000	379,609
American General Finance Corp 4.875% due 05/15/10	250,000	250,084
ANZ Capital Trust Inc 4.484% due 12/15/53 ~	500,000	494,370
European Investment Bank (Luxembourg) 3.250% due 02/15/11	2,400,000	2,454,737
Greater Bay Bancorp 5.125% due 04/15/10	100,000	104,651
ING Capital Funding Trust III 8.439% due 12/29/49 §	550,000	549,061
JPMorgan Chase & Co 7.000% due 11/15/09	275,000	287,444
Kreditanstalt fuer Wiederaufbau (Germany) 4.500% due 09/21/09	3,400,000	3,507,195
Mizuho JGB Investment LLC 9.870% due 06/30/08 ~ § ∆	300,000	301,265
Monumental Global Funding II 3.900% due 06/15/09 ~ ∆	400,000	399,188
Morgan Stanley 5.050% due 01/21/11	250,000	250,963
PNC Funding Corp 6.500% due 05/01/08	300,000	300,509
Pricoa Global Funding I 4.200% due 01/15/10 ~	400,000	408,152
The Royal Bank of Scotland Group PLC (United Kingdom) 9.118% due 03/31/10	150,000	151,390
Wachovia Capital Trust III 5.800% due 03/15/42 §	100,000	71,294
Waddell & Reed Financial Inc 5.600% due 01/15/11	150,000	153,190
Washington Mutual Inc 8.250% due 04/01/10	200,000	174,076
Wells Fargo & Co 4.875% due 01/12/11	275,000	279,952

		10,517,130

Health Care - 0.46%

UnitedHealth Group Inc 5.125% due 11/15/10	375,000	382,050

Industrials - 0.49%

GATX Financial Corp 5.125% due 04/15/10	150,000	151,696
John Deere Capital Corp 5.400% due 04/07/10	250,000	260,747

		412,443

Telecommunication Services - 0.56%

Deutsche Telekom International Finance BV (Netherlands) 8.000% due 06/15/10	200,000	214,049
GTE Corp 7.510% due 04/01/09	250,000	258,593

		472,642

Total Corporate Bonds & Notes (Cost $12,286,539)		12,444,183

MORTGAGE-BACKED SECURITIES - 3.29%

Collateralized Mortgage Obligations - 3.29%

Countrywide Alternative Loan Trust 5.736% due 09/25/35 § “	735,396	512,562
Structured Adjustable Rate Mortgage Loan Trust
5.450% due 11/25/34 § “	416,250	377,657
6.814% due 02/25/35 § “	478,119	461,589
Wamu Mortgage Pass-Through Certificates
5.136% due 07/25/47 § “	933,624	621,884
5.246% due 09/25/46 § “	1,145,295	780,665

Total Mortgage-Backed Securities (Cost $2,781,176)		2,754,357

ASSET-BACKED SECURITIES - 3.19%

Capital One Multi-Asset Execution Trust 4.950% due 08/15/12 “	1,600,000	1,641,663
Chase Issuance Trust 4.960% due 09/17/12 “	1,000,000	1,031,110

Total Asset-Backed Securities (Cost $2,599,530)		2,672,773

U.S. GOVERNMENT AGENCY ISSUES - 33.94%

Fannie Mae
5.125% due 09/02/08 ‡	10,000,000	10,113,690
6.625% due 09/15/09	1,000,000	1,062,501
Federal Home Loan Bank
3.500% due 06/23/10	1,900,000	1,900,279
5.125% due 12/29/08	8,000,000	8,170,048
5.125% due 09/10/10	1,000,000	1,064,135
5.250% due 01/16/09	5,000,000	5,113,705
Freddie Mac 4.480% due 09/19/08	1,000,000	1,009,802

Total U.S. Government Agency Issues (Cost $27,927,233)		28,434,160

U.S. TREASURY OBLIGATIONS - 29.23%

U.S. Treasury Inflation Protected Securities - 3.58%

4.250% due 01/15/10 ^	2,759,680	2,995,117

U.S. Treasury Notes - 25.65%

4.500% due 02/15/09	1,000,000	1,025,469
4.500% due 02/15/36	100,000	103,336
4.750% due 08/15/17	400,000	442,688

See Notes to Financial Statements	C-12	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2008

	Principal Amount	Value

4.750% due 02/15/37	$200,000	$215,172
4.875% due 10/31/08	7,200,000	7,346,815
4.875% due 01/31/09	10,500,000	10,789,580
4.875% due 05/15/09	200,000	207,375
4.875% due 08/15/09	1,300,000	1,358,704

		21,489,139

Total U.S. Treasury Obligations (Cost $23,859,444)		24,484,256

	Shares

SHORT-TERM INVESTMENTS - 9.01%

Money Market Funds - 9.01%

BlackRock Liquidity Funds Institutional TempCash	3,772,730	3,772,730
BlackRock Liquidity Funds Institutional TempFund	3,772,730	3,772,730

		7,545,460

Total Short-Term Investments (Cost $7,545,460)		7,545,460

TOTAL INVESTMENTS - 93.51% (Cost $76,999,382)		78,335,189

OTHER ASSETS & LIABILITIES, NET - 6.49%		5,432,891

NET ASSETS - 100.00%		$83,768,080

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

U.S. Government Agency Issues	33.94%
U.S. Treasury Obligations	29.23%
Corporate Bonds & Notes	14.85%
Short-Term Investments	9.01%
Mortgage-Backed Securities	3.29%
Asset-Backed Securities	3.19%

93.51%
Other Assets & Liabilities, Net	6.49%

100.00%

(b) Securities with an approximate aggregate market value of $333,752 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2008:

Long Futures Outstanding	Number of Contracts	Notional Amount	Net Unrealized Appreciation (Depreciation)

Eurodollar (06/08)	28	$28,000,000	$29,080
Eurodollar (09/08)	4	4,000,000	26,000
Eurodollar (12/08)	2	2,000,000	13,229
Eurodollar (03/09)	2	2,000,000	13,317
Eurodollar (06/09)	2	2,000,000	12,717
U.S. Treasury 2-Year Notes (06/08)	137	27,400,000	185,343
U.S. Treasury 5-Year Notes (06/08)	31	3,100,000	22,465

Short Futures Outstanding

U.S. Treasury 10-Year Notes (06/08)	18	1,800,000	(10,156)
U.S. Treasury 20-Year Bonds (06/08)	4	400,000	1,564

			$293,559

(c) 0.84% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	C-13	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 94.82%

Consumer Discretionary - 9.74%

Bayerische Motoren Werke AG (Germany) +	11,078	$610,748
Crown Ltd (Australia) *	107,058	1,027,324
Esprit Holdings Ltd (Bermuda) +	21,480	260,645
Lamar Advertising Co ‘A’ *	8,650	310,794
Las Vegas Sands Corp *	3,980	293,087
Liberty Global Inc ‘A’ *	6,626	225,814
Liberty Global Inc ‘C’ *	7,036	228,529
Mattel Inc	32,745	651,626
News Corp ‘A’	65,685	1,231,594
Nordstrom Inc	28,340	923,884
Sharp Corp (Japan) +	35,000	600,737
Sony Corp (Japan) +	11,495	462,348
Staples Inc	34,637	765,824

		7,592,954

Consumer Staples - 13.98%

Altria Group Inc	18,371	407,836
Avon Products Inc	7,810	308,807
CVS Caremark Corp	82,396	3,337,862
InBev NV (Belgium) +	39,259	3,446,220
Philip Morris International Inc *	18,371	929,205
Tesco PLC (United Kingdom) +	100,732	759,173
The Coca-Cola Co	10,315	627,874
The Procter & Gamble Co	15,355	1,075,925

		10,892,902

Energy - 7.68%

Exxon Mobil Corp	25,610	2,166,094
Hess Corp	29,915	2,637,905
Occidental Petroleum Corp	10,805	790,602
Petroleo Brasileiro SA ADR (Brazil)	3,870	395,166

		5,989,767

Financials - 5.57%

American Express Co	8,090	353,695
Berkshire Hathaway Inc ‘B’ *	275	1,230,047
CME Group Inc	1,425	668,467
JPMorgan Chase & Co	23,063	990,556
Nomura Holdings Inc (Japan) +	35,500	534,439
T. Rowe Price Group Inc	11,300	565,000

		4,342,204

Health Care - 10.39%

Amgen Inc *	390	16,294
Celgene Corp *	25,100	1,538,379
Coventry Health Care Inc *	25,590	1,032,556
Forest Laboratories Inc *	10,630	425,306
Genentech Inc *	8,730	708,701
Genzyme Corp *	7,465	556,441
Merck & Co Inc	25,470	966,587
Roche Holding AG (Switzerland) +	8,208	1,546,961
UnitedHealth Group Inc	38,050	1,307,398

		8,098,623

Industrials - 10.08%

C.H. Robinson Worldwide Inc	13,240	720,256
Canadian National Railway Co (Canada)	7,381	356,650
China Merchants Holdings International Co Ltd (Hong Kong) +	76,000	364,377
Danaher Corp	10,000	760,300
Embraer-Empresa Brasileira de Aeronautica SA ADR (Brazil)	28,010	1,106,675
Emerson Electric Co	19,340	995,236
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	11,575	516,013
Lockheed Martin Corp	5,220	518,346

Siemens AG (Germany) +	12,828	1,391,214
United Parcel Service Inc ‘B’	15,495	1,131,445

		7,860,512

Information Technology - 23.64%

Apple Inc *	6,609	948,391
Automatic Data Processing Inc	11,812	500,711
Cisco Systems Inc *	96,835	2,332,755
Corning Inc	70,950	1,705,638
Cypress Semiconductor Corp *	18,475	436,195
Dell Inc *	19,245	383,360
Electronic Arts Inc *	15,315	764,525
Google Inc ‘A’ *	2,865	1,261,947
Hewlett-Packard Co	32,385	1,478,699
Keyence Corp (Japan) +	1,700	395,566
KLA-Tencor Corp	28,830	1,069,593
Marvell Technology Group Ltd (Bermuda) *	58,605	637,622
Microsoft Corp	79,660	2,260,751
Oracle Corp *	47,115	921,569
Research In Motion Ltd (Canada) *	13,125	1,473,019
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan) +	396,000	819,513
Texas Instruments Inc	14,145	399,879
The Western Union Co	29,715	632,038

		18,421,771

Materials - 7.52%

Bayer AG (Germany) +	11,974	959,078
K+S AG (Germany) +	3,817	1,241,674
Monsanto Co	10,565	1,177,998
Praxair Inc	4,210	354,608
Syngenta AG (Switzerland) +	2,863	836,410
Weyerhaeuser Co	19,865	1,292,020

		5,861,788

Telecommunication Services - 2.55%

America Movil SAB de CV ‘L’ ADR (Mexico)	11,195	713,010
Crown Castle International Corp *	36,930	1,273,716

		1,986,726

Utilities - 3.67%

NRG Energy Inc *	30,355	1,183,541
The AES Corp *	100,710	1,678,836

		2,862,377

Total Common Stocks (Cost $69,615,572)		73,909,624

Principal Amount

SHORT-TERM INVESTMENTS - 4.60%

U.S. Government Agency Issue - 4.49%

Federal Home Loan Bank 1.500% due 04/01/08	$3,500,000	3,500,000

See Notes to Financial Statements	C-14	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Money Market Funds - 0.11%

BlackRock Liquidity Funds Institutional TempCash	41,083	$41,083
BlackRock Liquidity Funds Institutional TempFund	41,083	41,083

		82,166

Total Short-Term Investments (Cost $3,582,166)		3,582,166

TOTAL INVESTMENTS - 99.42% (Cost $73,197,738)		77,491,790

OTHER ASSETS & LIABILITIES, NET - 0.58%		450,803

NET ASSETS - 100.00%		$77,942,593

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Information Technology	23.64%
Consumer Staples	13.98%
Health Care	10.39%
Industrials	10.08%
Consumer Discretionary	9.74%
Energy	7.68%
Materials	7.52%
Financials	5.57%
Short-Term Investments	4.60%
Utilities	3.67%
Telecommunication Services	2.55%

99.42%
Other Assets & Liabilities, Net	0.58%

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $14,229,103 or 18.26% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) Forward foreign currency contracts outstanding as of March 31, 2008 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Sell	CHF	335,000	05/08	($31,279)
Sell	EUR	2,220,000	05/08	(109,277)
Buy	GBP	35,000	05/08	702
Sell	GBP	165,000	05/08	7,189
Buy	KRW	71,000,000	05/08	(5,739)
Sell	KRW	71,000,000	05/08	6,092

				($132,312)

(e) Transactions in written options for the year ended March 31, 2008 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2007	15	$2,904
Call Options Written	395	20,936
Put Options Written	217	14,682
Call Options Expired	(410)	(23,840)
Put Options Expired	(217)	(14,682)

Outstanding, March 31, 2008	—	$—

See Notes to Financial Statements	C-15	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MID-CAP VALUE FUND Schedule of Investments March 31, 2008

	Shares	Value

COMMON STOCKS - 94.45%

Consumer Discretionary - 10.38%

Brinker International Inc	68,800	$1,276,240
Darden Restaurants Inc	44,200	1,438,710
Foot Locker Inc	76,200	896,874
Hanesbrands Inc *	35,700	1,042,440
J.C. Penney Co Inc	28,300	1,067,193
Lennar Corp ‘A’	24,630	463,290
Liz Claiborne Inc	77,310	1,403,177
Pacific Sunwear of California Inc *	68,130	859,119
Pulte Homes Inc	28,870	420,059

		8,867,102

Consumer Staples - 7.89%

Campbell Soup Co	14,400	488,880
Coca-Cola Enterprises Inc	70,530	1,706,826
McCormick & Co Inc	13,100	484,307
Molson Coors Brewing Co ‘B’	33,400	1,755,838
Pilgrim’s Pride Corp	47,830	967,601
Smithfield Foods Inc *	32,900	847,504
The Hershey Co	12,900	485,943

		6,736,899

Energy - 10.81%

BJ Services Co	53,500	1,525,285
Exterran Holdings Inc *	9,400	606,676
Foundation Coal Holdings Inc	16,900	850,577
Massey Energy Co	39,780	1,451,970
Patterson-UTI Energy Inc	59,000	1,544,620
Pride International Inc *	45,500	1,590,225
Sunoco Inc	15,920	835,322
The Williams Cos Inc	25,020	825,160

		9,229,835

Financials - 17.87%

Ameriprise Financial Inc	25,410	1,317,508
Aon Corp	21,000	844,200
CBL & Associates Properties Inc REIT	57,710	1,357,916
Hudson City Bancorp Inc	56,250	994,500
Huntington Bancshares Inc	71,700	770,775
Lincoln National Corp	37,924	1,972,048
Marsh & McLennan Cos Inc	42,300	1,030,005
Marshall & Ilsley Corp	37,400	867,680
OneBeacon Insurance Group Ltd (Bermuda)	43,000	817,860
PartnerRe Ltd (Bermuda)	13,400	1,022,420
People’s United Financial Inc	26,700	462,177
Public Storage REIT	15,100	1,338,162
RenaissanceRe Holdings Ltd (Bermuda)	23,940	1,242,725
Willis Group Holdings Ltd (Bermuda)	36,400	1,223,404

		15,261,380

Health Care - 9.08%

Applera Corp-Applied Biosystems Group	38,100	1,251,966
Barr Pharmaceuticals Inc *	36,250	1,751,238
Forest Laboratories Inc *	11,200	448,112
Hospira Inc *	36,600	1,565,382
Omnicare Inc	57,300	1,040,568
Warner Chilcott Ltd ‘A’ (Bermuda) *	94,300	1,697,400

		7,754,666

Industrials - 14.94%

Cintas Corp	43,900	1,252,906
Covanta Holding Corp *	45,250	1,244,375
Dover Corp	48,940	2,044,713
Hubbell Inc ‘B’	22,610	987,831
Masco Corp	77,700	1,540,791
Pitney Bowes Inc	67,440	2,361,749
Spirit AeroSystems Holdings Inc ‘A’ *	22,800	505,704
Textron Inc	19,200	1,064,064
UAL Corp	18,200	391,846
USG Corp *	14,200	522,844
WESCO International Inc *	23,200	846,568

		12,763,391

Information Technology - 14.34%

Agilent Technologies Inc *	37,400	1,115,642
Analog Devices Inc	49,500	1,461,240
Arrow Electronics Inc *	44,870	1,509,875
Brocade Communications Systems Inc *	29,900	218,270
Flextronics International Ltd (Singapore) *	180,230	1,692,360
Ingram Micro Inc ‘A’ *	126,490	2,002,337
Lexmark International Inc ‘A’ *	31,600	970,752
NeuStar Inc ‘A’ *	51,600	1,366,368
Sun Microsystems Inc *	62,760	974,663
Sybase Inc *	35,800	941,540

		12,253,047

Materials - 5.06%

Ball Corp	29,560	1,357,986
Bemis Co Inc	54,600	1,388,478
Louisiana-Pacific Corp	57,100	524,178
RPM International Inc	50,400	1,055,376

		4,326,018

Telecommunication Services - 1.77%

Citizens Communications Co	143,900	1,509,511

Utilities - 2.31%

American Electric Power Co Inc	27,300	1,136,499
Wisconsin Energy Corp	19,100	840,209

		1,976,708

Total Common Stocks (Cost $87,910,086)		80,678,557

SHORT-TERM INVESTMENTS - 6.14%

Money Market Funds - 6.14%

BlackRock Liquidity Funds Institutional TempCash	1,421,520	1,421,520
BlackRock Liquidity Funds Institutional TempFund	3,824,986	3,824,986

		5,246,506

Total Short-Term Investments (Cost $5,246,506)		5,246,506

TOTAL INVESTMENTS - 100.59% (Cost $93,156,592)		85,925,063

OTHER ASSETS & LIABILITIES, NET - (0.59%)		(501,745)

NET ASSETS - 100.00%		$85,423,318

See Notes to Financial Statements	C-16	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MID-CAP VALUE FUND Schedule of Investments (Continued) March 31, 2008

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	17.87%
Industrials	14.94%
Information Technology	14.34%
Energy	10.81%
Consumer Discretionary	10.38%
Health Care	9.08%
Consumer Staples	7.89%
Short-Term Investments	6.14%
Materials	5.06%
Utilities	2.31%
Telecommunication Services	1.77%

100.59%
Other Assets & Liabilities, Net	(0.59%)

100.00%

See Notes to Financial Statements	C-17	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 99.04%

Consumer Discretionary - 11.48%

Amazon.com Inc *	5,906	$421,098
McDonald’s Corp	7,647	426,473
Nike Inc ‘B’	5,958	405,144
priceline.com Inc *	4,660	563,208
The TJX Cos Inc	13,652	451,472
Urban Outfitters Inc *	14,195	445,013
VF Corp	5,352	414,834

		3,127,242

Consumer Staples - 6.05%

The Coca-Cola Co	17,399	1,059,077
Wal-Mart Stores Inc	11,207	590,385

		1,649,462

Energy - 9.33%

EOG Resources Inc	3,407	408,840
Southwestern Energy Co *	12,323	415,162
Transocean Inc (Cayman)	5,547	749,954
XTO Energy Inc	15,656	968,480

		2,542,436

Financials - 12.32%

BlackRock Inc	3,544	723,614
CME Group Inc	1,501	704,119
IntercontinentalExchange Inc *	2,714	354,177
State Street Corp	5,223	412,617
T. Rowe Price Group Inc	6,596	329,800
The Charles Schwab Corp	20,544	386,844
The Goldman Sachs Group Inc	2,704	447,215

		3,358,386

Health Care - 15.54%

Allergan Inc	7,275	410,237
C.R. Bard Inc	4,055	390,902
Celgene Corp *	6,083	372,827
Express Scripts Inc *	5,672	364,823
Genzyme Corp *	4,470	333,194
Gilead Sciences Inc *	14,288	736,261
Hologic Inc *	7,355	408,938
Intuitive Surgical Inc *	1,933	626,969
Stryker Corp	5,170	336,309
Thermo Fisher Scientific Inc *	4,495	255,496

		4,235,956

Industrials - 10.09%

AGCO Corp *	6,872	411,495
CSX Corp	7,341	411,610
Deere & Co	6,347	510,553
First Solar Inc *	2,188	505,734
Flowserve Corp	4,941	515,742
Precision Castparts Corp	3,851	393,110

		2,748,244

Information Technology - 27.20%

Activision Inc *	17,683	482,923
Apple Inc *	6,533	937,485
Cisco Systems Inc *	14,611	351,979
Cognizant Technology Solutions Corp ‘A’ *	12,258	353,398
Corning Inc	14,712	353,676
Dolby Laboratories Inc ‘A’ *	6,537	237,032
Google Inc ‘A’ *	771	339,602
International Business Machines Corp	5,496	632,809
Juniper Networks Inc *	15,975	399,375
MasterCard Inc ‘A’	3,456	770,653
MEMC Electronic Materials Inc *	9,365	663,978

Oracle Corp *	33,051	646,478
QUALCOMM Inc	11,223	460,143
salesforce.com inc *	3,730	215,855
Visa Inc ‘A’ *	9,092	566,977

		7,412,363

Materials - 7.03%

Monsanto Co	10,731	1,196,506
Owens-Illinois Inc *	6,775	382,313
Steel Dynamics Inc	10,186	336,545

		1,915,364

Total Common Stocks (Cost $24,457,123)		26,989,453

TOTAL INVESTMENTS - 99.04% (Cost $24,457,123)		26,989,453

OTHER ASSETS & LIABILITIES, NET - 0.96%		261,663

NET ASSETS - 100.00%		$27,251,116

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Information Technology	27.20%
Health Care	15.54%
Financials	12.32%
Consumer Discretionary	11.48%
Industrials	10.09%
Energy	9.33%
Materials	7.03%
Consumer Staples	6.05%

99.04%
Other Assets & Liabilities, Net	0.96%

100.00%

See Notes to Financial Statements	C-18	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 97.18%

Australia - 0.30%

QBE Insurance Group Ltd +	14,381	$294,240

Austria - 1.79%

Erste Bank der Oesterreichischen Sparkassen AG +	26,850	1,741,559

Bermuda - 0.63%

Li & Fung Ltd +	163,200	611,315

Canada - 0.94%

Canadian National Railway Co	18,840	910,349

Czech Republic - 0.61%

Komercni Banka AS +	2,476	592,055

France - 19.50%

Air Liquide SA +	11,661	1,778,363
AXA SA +	56,900	2,057,913
Gaz de France SA +	20,130	1,215,728
Legrand SA +	40,750	1,279,057
LVMH Moet Hennessy Louis Vuitton SA +	34,690	3,859,202
Pernod-Ricard SA +	13,778	1,419,587
Schneider Electric SA +	23,072	2,980,493
Societe Television Francaise 1 SA +	7,211	158,884
Suez SA +	18,260	1,196,896
Total SA +	31,430	2,328,469
Vivendi +	17,630	689,620

		18,964,212

Germany - 9.37%

Bayer AG +	25,990	2,081,713
Bayerische Motoren Werke AG +	19,420	1,070,655
E.ON AG +	9,620	1,779,960
Linde AG +	18,310	2,579,359
Merck KGaA +	12,960	1,596,382

		9,108,069

India - 0.63%

Satyam Computer Services Ltd ADR	27,070	611,511

Italy - 0.94%

Intesa Sanpaolo SPA +	129,310	912,299

Japan - 18.37%

Aeon Credit Service Co Ltd +	35,600	479,573
Asahi Glass Co Ltd +	40,000	443,805
Bridgestone Corp +	39,100	674,652
Canon Inc +	61,950	2,889,560
FANUC Ltd +	10,600	1,016,900
Hirose Electric Co Ltd +	6,500	735,274
HOYA Corp +	50,000	1,181,394
Inpex Holdings Inc +	140	1,582,472
Kao Corp +	98,000	2,788,496
Nomura Holdings Inc +	61,800	930,375
OMRON Corp +	23,700	491,103
Ricoh Co Ltd +	77,000	1,273,948

Shin-Etsu Chemical Co Ltd +	17,300	900,824
The Shizuoka Bank Ltd +	21,000	249,537
Tokyo Gas Co Ltd +	136,640	556,912
Toyota Motor Corp +	28,200	1,424,885
Yamato Holdings Co Ltd +	17,000	249,823

		17,869,533

Mexico - 0.47%

Grupo Modelo SAB de CV ‘C’	104,200	456,345

Netherlands - 5.13%

Heineken NV +	40,420	2,347,579
TNT NV +	48,730	1,807,656
Wolters Kluwer NV +	31,290	829,746

		4,984,981

Singapore - 1.64%

Singapore Telecommunications Ltd +	557,380	1,595,453

South Africa - 0.36%

MTN Group Ltd +	23,210	352,825

South Korea - 1.50%

Samsung Electronics Co Ltd +	2,315	1,463,896

Switzerland - 16.58%

Actelion Ltd + *	9,053	494,079
Givaudan SA +	1,860	1,839,935
Julius Baer Holding AG +	18,469	1,363,282
Nestle SA +	10,633	5,314,827
Roche Holding AG +	21,190	3,993,677
Swiss Reinsurance Co +	21,205	1,853,590
UBS AG (XVTX) +	43,500	1,266,636

		16,126,026

Taiwan - 0.72%

Taiwan Semiconductor Manufacturing Co Ltd ADR	68,290	701,338

United Kingdom - 15.90%

BHP Billiton PLC +	24,310	716,019
Diageo PLC +	103,750	2,099,554
GlaxoSmithKline PLC +	87,380	1,848,270
HSBC Holdings PLC (LI) +	43,660	719,247
Ladbrokes PLC +	128,707	796,199
Reckitt Benckiser Group PLC +	54,874	3,042,940
Royal Dutch Shell PLC ‘A’ (LI) +	47,930	1,650,312
Smiths Group PLC +	61,228	1,143,153
Tesco PLC +	88,347	665,832
William Hill PLC +	122,800	916,983
WPP Group PLC +	156,020	1,862,649

		15,461,158

United States - 1.80%

Synthes Inc +	12,520	1,750,417

Total Common Stocks (Cost $83,801,831)		94,507,581

See Notes to Financial Statements	C-19	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2008

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 2.43%

Commercial Paper - 2.34%

General Electric Capital Corp 2.500% due 04/01/08	$2,274,000	$2,274,000

	Shares

Money Market Fund - 0.09%

BlackRock Liquidity Funds Institutional TempCash	85,383	85,383

Total Short-Term Investments (Cost $2,359,383)		2,359,383

TOTAL INVESTMENTS - 99.61% (Cost $86,161,214)		96,866,964

OTHER ASSETS & LIABILITIES, NET - 0.39%		381,367

NET ASSETS - 100.00%		$97,248,331

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Consumer Staples	18.65%
Consumer Discretionary	13.26%
Financials	12.81%
Materials	10.18%
Industrials	10.11%
Health Care	9.96%
Information Technology	9.61%
Energy	5.72%
Utilities	4.88%
Short-Term Investments	2.43%
Telecommunication Services	2.00%

99.61%
Other Assets & Liabilities, Net	0.39%

100.00%

(b) As of March 31, 2008, the Fund was diversified by geographical region as a percentage of net assets as follows:

France	19.50%
Japan	18.37%
Switzerland	16.58%
United Kingdom	15.90%
Germany	9.37%
Netherlands	5.13%
United States	4.23%
Austria	1.79%
Singapore	1.64%
South Korea	1.50%
Italy	0.94%
Canada	0.94%
Taiwan	0.72%
India	0.63%
Bermuda	0.63%
Czech Republic	0.61%
Mexico	0.47%
South Africa	0.36%
Australia	0.30%

99.61%
Other Assets & Liabilities, Net	0.39%

100.00%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $91,828,038 or 94.43% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-20	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 98.36%

Consumer Discretionary - 5.34%

AH Belo Corp ‘A’ *	2,060	$23,546
Belo Corp ‘A’	10,600	112,042
Brown Shoe Co Inc	6,300	94,941
CKE Restaurants Inc	11,500	129,030
Dover Downs Gaming & Entertainment Inc	2,600	22,126
Ethan Allen Interiors Inc	6,300	179,109
Sotheby’s	6,700	193,697
The Cato Corp ‘A’	6,400	95,616
Thor Industries Inc	5,700	169,689

		1,019,796

Consumer Staples - 8.51%

Casey’s General Stores Inc	7,300	164,980
Corn Products International Inc	6,100	226,554
Lancaster Colony Corp	3,700	147,852
PepsiAmericas Inc	7,400	188,922
Pilgrim’s Pride Corp	8,100	163,863
The J.M. Smucker Co	4,100	207,501
Universal Corp	4,300	281,779
WD-40 Co	3,100	103,075
Weis Markets Inc	4,100	141,327

		1,625,853

Energy - 14.25%

Berry Petroleum Co ‘A’	6,100	283,589
Buckeye Partners LP	1,400	64,540
Cabot Oil & Gas Corp	5,300	269,452
Cimarex Energy Co	5,200	284,648
General Maritime Corp	6,100	144,021
Holly Corp	4,200	182,322
Lufkin Industries Inc	2,500	159,550
Magellan Midstream Partners LP	2,100	85,050
NuStar Energy LP	1,900	92,036
Penn Virginia Corp	4,800	211,632
St. Mary Land & Exploration Co	7,100	273,350
TC Pipelines LP	1,100	37,818
Tidewater Inc	4,000	220,440
Tsakos Energy Navigation Ltd (Bermuda)	5,400	166,104
Western Refining Inc	7,300	98,331
World Fuel Services Corp	5,400	151,578

		2,724,461

Financials - 22.15%

Advance America Cash Advance Centers Inc	12,900	97,395
AMCORE Financial Inc	3,600	73,260
American Equity Investment Life Holding Co	14,900	138,272
American Financial Group Inc	7,500	191,700
BancorpSouth Inc	7,200	166,752
Bank of Hawaii Corp	4,300	213,108
CBL & Associates Properties Inc REIT	6,400	150,592
Cullen/Frost Bankers Inc	4,300	228,072
Delphi Financial Group Inc ‘A’	5,200	151,996
Equity One Inc REIT	7,900	189,363
First Industrial Realty Trust Inc REIT	5,800	179,162
Frontier Financial Corp	3,400	60,112
Fulton Financial Corp	13,700	168,373
Healthcare Realty Trust Inc REIT	6,900	180,435
Hilb Rogal & Hobbs Co	3,400	106,998
HRPT Properties Trust REIT	22,300	150,079
Infinity Property & Casualty Corp	4,600	191,360
International Bancshares Corp	2,200	49,676
Jefferies Group Inc	8,800	141,944
Nationwide Health Properties Inc REIT	6,500	219,375
Old National Bancorp	10,400	187,200
Potlatch Corp REIT	4,600	189,842
RLI Corp	3,000	148,710
Susquehanna Bancshares Inc	8,400	171,108
Washington Federal Inc	8,200	187,288
Whitney Holding Corp	6,200	153,698
Zenith National Insurance Corp	4,100	147,026

		4,232,896

Health Care - 3.30%

Invacare Corp	7,700	171,556
Owens & Minor Inc	5,400	212,436
West Pharmaceutical Services Inc	5,600	247,688

		631,680

Industrials - 19.58%

Acuity Brands Inc	4,300	184,685
Albany International Corp ‘A’	4,700	169,858
Applied Industrial Technologies Inc	6,200	185,318
Arkansas Best Corp	6,100	194,346
Barnes Group Inc	7,700	176,715
Briggs & Stratton Corp	1,000	17,900
Crane Co	4,800	193,680
DRS Technologies Inc	4,900	285,572
DryShips Inc	300	17,973
Ennis Inc	8,000	134,240
Excel Maritime Carriers Ltd (Liberia)	1,800	52,830
Genco Shipping & Trading Ltd	3,400	191,862
Harsco Corp	3,400	188,292
Kelly Services Inc ‘A’	8,354	171,758
Kennametal Inc	6,600	194,238
Lennox International Inc	5,600	201,432
Lincoln Electric Holdings Inc	3,200	206,368
Mueller Industries Inc	5,900	170,215
Quintana Maritime Ltd	1,300	30,784
Regal-Beloit Corp	4,500	164,835
Simpson Manufacturing Co Inc	5,900	160,362
SkyWest Inc	6,900	145,728
Tomkins PLC ADR (United Kingdom)	1,500	21,330
Universal Forest Products Inc	2,500	80,500
Werner Enterprises Inc	10,800	200,448

		3,741,269

Information Technology - 1.45%

Himax Technologies Inc ADR (Cayman)	5,300	25,705
Nam Tai Electronics Inc (United Kingdom)	2,500	24,000
Park Electrochemical Corp	3,100	80,135
Technitrol Inc	6,400	148,032

		277,872

Materials - 13.19%

Agnico-Eagle Mines Ltd (Canada)	1,200	81,252
AMCOL International Corp	1,200	37,476
Bemis Co Inc	7,600	193,268
Cleveland-Cliffs Inc	2,300	275,586
Commercial Metals Co	8,200	245,754
IAMGOLD Corp (Canada)	26,900	197,177
Methanex Corp (Canada)	8,100	211,977
Quanex Corp	4,400	227,656
Royal Gold Inc	8,100	244,377
RPM International Inc	10,200	213,588
Sensient Technologies Corp	5,800	171,042
The Lubrizol Corp	3,700	205,387
Titanium Metals Corp	6,300	94,815
Westlake Chemical Corp	7,400	96,570
Zep Inc	1,600	25,952

		2,521,877

See Notes to Financial Statements	C-21	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Utilities - 10.59%

Atmos Energy Corp	7,200	$183,600
Cleco Corp	7,900	175,222
Energen Corp	3,300	205,590
National Fuel Gas Co	4,300	203,003
OGE Energy Corp	6,000	187,020
PNM Resources Inc	2,400	29,928
Southwest Gas Corp	6,100	170,556
Suburban Propane Partners LP	1,800	69,894
UGI Corp	8,200	204,344
Vectren Corp	7,000	187,810
Westar Energy Inc	8,700	198,099
WGL Holdings Inc	6,500	208,390

		2,023,456

Total Common Stocks (Cost $20,372,061)		18,799,160

SHORT-TERM INVESTMENTS - 2.27%

Money Market Funds - 2.27%

BlackRock Liquidity Funds Institutional TempCash	216,644	216,644
BlackRock Liquidity Funds Institutional TempFund	216,644	216,644

		433,288

Total Short-Term Investments (Cost $433,288)		433,288

TOTAL INVESTMENTS - 100.63% (Cost $20,805,349)		19,232,448

OTHER ASSETS & LIABILITIES, NET - (0.63%)		(120,615)

NET ASSETS - 100.00%		$19,111,833

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	22.15%
Industrials	19.58%
Energy	14.25%
Materials	13.19%
Utilities	10.59%
Consumer Staples	8.51%
Consumer Discretionary	5.34%
Health Care	3.30%
Short-Term Investments	2.27%
Information Technology	1.45%

100.63%
Other Assets & Liabilities, Net	(0.63%)

100.00%

See Notes to Financial Statements	C-22	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL MAIN STREET® CORE FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 99.29%

Consumer Discretionary - 5.66%

American Axle & Manufacturing Holdings Inc	400	$8,200
American Greetings Corp ‘A’	600	11,130
ArvinMeritor Inc	600	7,506
Autoliv Inc	300	15,060
AutoNation Inc *	2,800	41,916
AutoZone Inc *	100	11,383
Best Buy Co Inc	19,500	808,470
Big Lots Inc *	1,600	35,680
Callaway Golf Co	500	7,340
Chipotle Mexican Grill Inc ‘B’ *	355	34,467
Clear Channel Communications Inc	19,330	564,823
Cooper Tire & Rubber Co	500	7,485
Deckers Outdoor Corp *	100	10,782
DeVry Inc	400	16,736
DISH Network Corp ‘A’ *	4,020	115,495
Dollar Tree Inc *	900	24,831
DreamWorks Animation SKG Inc ‘A’ *	300	7,734
Eastman Kodak Co	1,100	19,437
Expedia Inc *	1,000	21,890
Family Dollar Stores Inc	2,200	42,900
Fossil Inc *	700	21,378
Gannett Co Inc	700	20,335
Gentex Corp	900	15,435
Getty Images Inc *	500	16,000
Iconix Brand Group Inc *	700	12,145
KB Home	600	14,838
Lear Corp *	1,300	33,683
Lennar Corp ‘A’	2,500	47,025
Liberty Global Inc ‘A’ *	1,500	51,120
Macy’s Inc	1,360	31,362
McDonald’s Corp	2,100	117,117
Mohawk Industries Inc *	300	21,483
Netflix Inc *	300	10,395
NVR Inc *	100	59,750
Office Depot Inc *	1,300	14,365
Polaris Industries Inc	200	8,202
Polo Ralph Lauren Corp	600	34,974
priceline.com Inc *	200	24,172
Pulte Homes Inc	4,100	59,655
RadioShack Corp	2,400	39,000
Scholastic Corp *	300	9,081
Sotheby’s	500	14,455
Tempur-Pedic International Inc	200	2,200
The Buckle Inc	100	4,473
The DIRECTV Group Inc *	100	2,479
The Gap Inc	37,800	743,904
The Home Depot Inc	7,200	201,384
The Men’s Wearhouse Inc	300	6,981
The Ryland Group Inc	400	13,156
The TJX Cos Inc	19,200	634,944
The Walt Disney Co	18,600	583,668
The Warnaco Group Inc *	100	3,944
Thor Industries Inc	400	11,908
Time Warner Inc	39,300	550,986
Toll Brothers Inc *	2,100	49,308
Viacom Inc ‘B’ *	8,400	332,808
Wolverine World Wide Inc	200	5,802
Wyndham Worldwide Corp	300	6,204
Yum! Brands Inc	18,700	695,827

		6,339,211

Consumer Staples - 5.28%

Altria Group Inc	18,180	403,596
Casey’s General Stores Inc	300	6,780
Central European Distribution Corp *	300	17,457
Chattem Inc *	200	13,268

Chiquita Brands International Inc *	500	11,555
Constellation Brands Inc ‘A’ *	900	15,903
CVS Caremark Corp	8,200	332,182
Darling International Inc *	800	10,360
Fresh Del Monte Produce Inc (Cayman) *	300	10,920
Hansen Natural Corp *	400	14,120
PepsiCo Inc	6,570	474,354
Philip Morris International Inc *	18,180	919,544
The Coca-Cola Co	12,400	754,788
The Kroger Co	33,310	846,074
The Procter & Gamble Co	26,890	1,884,182
Universal Corp	200	13,106
Wal-Mart Stores Inc	3,500	184,380

		5,912,569

Energy - 23.16%

Anadarko Petroleum Corp	15,300	964,359
Apache Corp	9,400	1,135,708
Baker Hughes Inc	8,700	595,950
Chesapeake Energy Corp	14,100	650,715
Chevron Corp	35,600	3,038,816
Cimarex Energy Co	300	16,422
ConocoPhillips	31,345	2,388,802
Devon Energy Corp	9,400	980,702
Diamond Offshore Drilling Inc	6,500	756,600
Dril-Quip Inc *	200	9,294
ENSCO International Inc	600	37,572
EOG Resources Inc	1,500	180,000
Exxon Mobil Corp	71,920	6,082,994
FMC Technologies Inc *	400	22,756
Frontier Oil Corp	600	16,356
Halliburton Co	27,400	1,077,642
Hess Corp	10,300	908,254
Holly Corp	300	13,023
Marathon Oil Corp	21,300	971,280
Mariner Energy Inc *	600	16,206
Murphy Oil Corp	3,300	271,062
NATCO Group Inc ‘A’ *	200	9,350
Noble Energy Inc	4,500	327,600
Occidental Petroleum Corp	23,580	1,725,349
Oil States International Inc *	200	8,962
Patterson-UTI Energy Inc	1,000	26,180
Schlumberger Ltd (Netherlands)	25,500	2,218,500
SEACOR Holdings Inc *	200	17,072
Stone Energy Corp *	200	10,462
Tidewater Inc	400	22,044
Transocean Inc (Cayman)	6,100	824,720
Valero Energy Corp	6,340	311,357
W&T Offshore Inc	400	13,644
XTO Energy Inc	4,400	272,184

		25,921,937

Financials - 16.75%

ACE Ltd (Cayman)	11,400	627,684
American International Group Inc	20,100	869,325
Ameriprise Financial Inc	100	5,185
Aon Corp	11,830	475,566
Apollo Investment Corp	700	11,081
Arch Capital Group Ltd (Bermuda) *	200	13,734
Aspen Insurance Holdings Ltd (Bermuda)	600	15,828
Assurant Inc	700	42,602
Assured Guaranty Ltd (Bermuda)	500	11,870
AXIS Capital Holdings Ltd (Bermuda)	600	20,388
Bank of America Corp	45,384	1,720,507
Berkshire Hathaway Inc ‘B’ *	160	715,664
Capital One Financial Corp	17,300	851,506
Cash America International Inc	300	10,920
Citigroup Inc	20,450	438,039
CME Group Inc	200	93,820
CNA Financial Corp	500	12,895

See Notes to Financial Statements	C-23	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Delphi Financial Group Inc ‘A’	200	$5,846
Discover Financial Services	1,350	22,099
Endurance Specialty Holdings Ltd (Bermuda)	400	14,640
Everest Re Group Ltd (Bermuda)	200	17,906
FCStone Group Inc *	300	8,310
Fidelity National Financial Inc ‘A’	1,100	20,163
General Growth Properties Inc REIT	1,400	53,438
Genworth Financial Inc ‘A’	4,900	110,936
HCC Insurance Holdings Inc	700	15,883
Invesco Ltd (Bermuda)	1,300	31,668
IPC Holdings Ltd (Bermuda)	400	11,200
Janus Capital Group Inc	1,900	44,213
Jones Lang LaSalle Inc	200	15,468
JPMorgan Chase & Co	38,290	1,644,555
Knight Capital Group Inc ‘A’ *	700	11,368
Lazard Ltd ‘A’ (Bermuda)	300	11,460
Lehman Brothers Holdings Inc	19,700	741,508
Lincoln National Corp	6,900	358,800
Loews Corp	12,000	482,640
Max Capital Group Ltd (Bermuda)	100	2,619
Mercury General Corp	200	8,862
Merrill Lynch & Co Inc	26,840	1,093,462
MetLife Inc	2,600	156,676
Morgan Stanley	9,400	429,580
National Financial Partners Corp	400	8,988
Nationwide Financial Services Inc ‘A’	400	18,912
Odyssey Re Holdings Corp	400	14,700
optionsXpress Holdings Inc	500	10,355
PartnerRe Ltd (Bermuda)	300	22,890
ProAssurance Corp *	200	10,766
Prudential Financial Inc	9,000	704,250
Reinsurance Group of America Inc	300	16,332
RenaissanceRe Holdings Ltd (Bermuda)	300	15,573
Safeco Corp	400	17,552
StanCorp Financial Group Inc	300	14,313
State Street Corp	7,600	600,400
The Allstate Corp	8,840	424,850
The Bank of New York Mellon Corp	5,000	208,650
The Charles Schwab Corp	24,500	461,335
The Chubb Corp	16,860	834,233
The First American Corp	1,300	44,122
The Goldman Sachs Group Inc	4,180	691,330
The Hartford Financial Services Group Inc	3,200	242,464
The NASDAQ OMX Group Inc *	600	23,196
The PNC Financial Services Group Inc	1,600	104,912
The Travelers Cos Inc	20,330	972,790
Torchmark Corp	300	18,033
U.S. Bancorp	15,280	494,461
Unum Group	1,400	30,814
W.R. Berkley Corp	700	19,383
Wachovia Corp	18,145	489,915
Wells Fargo & Co	33,210	966,411
XL Capital Ltd ‘A’ (Cayman)	600	17,730

		18,749,574

Health Care - 5.79%

Abbott Laboratories	1,100	60,665
Aetna Inc	10,080	424,267
Amedisys Inc *	200	7,868
AMERIGROUP Corp *	300	8,199
AmerisourceBergen Corp	1,000	40,980
Amgen Inc *	9,730	406,519
Applera Corp-Applied Biosystems Group	800	26,288
Baxter International Inc	4,660	269,441
Centene Corp *	600	8,364
CIGNA Corp	8,200	332,674
Coventry Health Care Inc *	800	32,280
Eli Lilly & Co	2,300	118,657
Endo Pharmaceuticals Holdings Inc *	1,200	28,728
Express Scripts Inc *	290	18,653

Genentech Inc *	3,800	308,484
Health Net Inc *	1,100	33,880
Healthspring Inc *	800	11,264
Humana Inc *	4,300	192,898
Invitrogen Corp *	600	51,282
Johnson & Johnson	19,000	1,232,530
King Pharmaceuticals Inc *	4,200	36,540
Lincare Holdings Inc *	900	25,299
Martek Biosciences Corp *	100	3,057
Merck & Co Inc	12,500	474,375
Omnicare Inc	1,600	29,056
Owens & Minor Inc	300	11,802
Pfizer Inc	60,850	1,273,590
UnitedHealth Group Inc	29,170	1,002,281
WellPoint Inc *	205	9,047

		6,478,968

Industrials - 11.09%

3M Co	8,840	699,686
A.O. Smith Corp	300	9,861
AAR Corp *	400	10,908
Actuant Corp ‘A’	400	12,084
Acuity Brands Inc	300	12,885
Applied Industrial Technologies Inc	400	11,956
Barnes Group Inc	500	11,475
Belden Inc	300	10,596
Briggs & Stratton Corp	700	12,530
Caterpillar Inc	19,500	1,526,655
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	500	19,620
ChoicePoint Inc *	300	14,280
Continental Airlines Inc ‘B’ *	1,800	34,614
Crane Co	300	12,105
Cummins Inc	3,800	177,916
Deere & Co	3,700	297,628
Deluxe Corp	400	7,684
DRS Technologies Inc	300	17,484
Eaton Corp	2,760	219,889
EMCOR Group Inc *	500	11,105
Emerson Electric Co	5,000	257,300
Esterline Technologies Corp *	200	10,074
Evergreen Solar Inc *	1,100	10,197
Gardner Denver Inc *	200	7,420
General Electric Co	89,910	3,327,569
GrafTech International Ltd *	800	12,968
Herman Miller Inc	400	9,828
Honeywell International Inc	19,930	1,124,451
IDEX Corp	300	9,207
IHS Inc ‘A’ *	200	12,862
IKON Office Solutions Inc	800	6,080
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	4,400	196,152
KBR Inc	700	19,411
L-3 Communications Holdings Inc	900	98,406
Manpower Inc	300	16,878
Norfolk Southern Corp	1,700	92,344
Northrop Grumman Corp	2,360	183,632
Northwest Airlines Corp *	400	3,596
PACCAR Inc	3,100	139,500
Parker-Hannifin Corp	2,800	193,956
Pentair Inc	300	9,570
Perini Corp *	200	7,246
Raytheon Co	1,020	65,902
Regal-Beloit Corp	300	10,989
Robbins & Myers Inc	400	13,060
Robert Half International Inc	1,300	33,462
Ryder System Inc	300	18,273
SkyWest Inc	500	10,560
Southwest Airlines Co	2,600	32,240
SPX Corp	100	10,490
Steelcase Inc ‘A’	900	9,954
TBS International Ltd ‘A’ (Bermuda) *	400	12,080

See Notes to Financial Statements	C-24	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Teledyne Technologies Inc *	100	$4,700
Teleflex Inc	200	9,542
Textron Inc	7,500	415,650
The Boeing Co	7,370	548,107
The Shaw Group Inc *	300	14,142
The Timken Co	500	14,860
Thomas & Betts Corp *	500	18,185
TransDigm Group Inc *	200	7,410
Triumph Group Inc	200	11,386
Tyco International Ltd (Bermuda)	20,795	916,020
UAL Corp	900	19,377
Union Pacific Corp	1,200	150,456
United Rentals Inc *	600	11,304
United Stationers Inc *	200	9,540
United Technologies Corp	9,300	640,026
URS Corp *	400	13,076
USG Corp *	1,100	40,502
Walter Industries Inc	300	18,789
Waste Management Inc	12,400	416,144
Watson Wyatt Worldwide Inc ‘A’	300	17,025
Watts Water Technologies Inc ‘A’	300	8,409
Woodward Governor Co	300	8,016

		12,409,284

Information Technology - 23.62%

Accenture Ltd ‘A’ (Bermuda)	10,050	353,458
Activision Inc *	1,900	51,889
Adobe Systems Inc *	7,690	273,687
Advent Software Inc *	200	8,524
Affiliated Computer Services Inc ‘A’ *	400	20,044
Agilent Technologies Inc *	7,520	224,322
Altera Corp	1,100	20,273
Amkor Technology Inc *	1,100	11,770
Analog Devices Inc	4,400	129,888
ANSYS Inc *	300	10,356
Apple Inc *	17,460	2,505,510
Applied Materials Inc	36,770	717,383
Arrow Electronics Inc *	1,400	47,110
Atmel Corp *	2,100	7,308
Autodesk Inc *	1,400	44,072
Avnet Inc *	1,400	45,822
Bankrate Inc *	200	9,978
BEA Systems Inc *	3,700	70,855
Benchmark Electronics Inc *	500	8,975
Blue Coat Systems Inc *	400	8,816
BMC Software Inc *	1,800	58,536
Broadcom Corp ‘A’ *	1,600	30,832
Brocade Communications Systems Inc *	2,200	16,060
Cadence Design Systems Inc *	2,900	30,972
Check Point Software Technologies Ltd (Israel) *	1,200	26,880
Cisco Systems Inc *	61,910	1,491,412
CommScope Inc *	1,100	38,313
Computer Sciences Corp *	1,200	48,948
Compuware Corp *	4,900	35,966
Convergys Corp *	800	12,048
CyberSource Corp *	300	4,383
Cypress Semiconductor Corp *	1,000	23,610
Diodes Inc *	100	2,196
DST Systems Inc *	600	39,444
EchoStar Corp ‘A’ *	964	28,477
Electronic Data Systems Corp	13,730	228,604
Euronet Worldwide Inc *	400	7,704
Foundry Networks Inc *	2,500	28,950
Google Inc ‘A’ *	4,910	2,162,708
Harmonic Inc *	1,400	10,640
Harris Corp	500	24,265
Hewitt Associates Inc ‘A’ *	900	35,793
Hewlett-Packard Co	64,470	2,943,700
Intel Corp	113,700	2,408,166
International Business Machines Corp	16,070	1,850,300

Intersil Corp ‘A’	1,600	41,072
JDS Uniphase Corp *	1,200	16,068
KLA-Tencor Corp	700	25,970
Lam Research Corp *	800	30,576
Lexmark International Inc ‘A’ *	1,300	39,936
McAfee Inc *	1,400	46,326
MEMC Electronic Materials Inc *	10,300	730,270
MICROS Systems Inc *	900	30,294
Microsoft Corp	118,120	3,352,246
MicroStrategy Inc ‘A’ *	100	7,399
Molex Inc	700	16,212
NCR Corp *	2,000	45,660
Net 1 U.E.P.S. Technologies Inc *	400	9,020
Novell Inc *	6,300	39,627
Novellus Systems Inc *	1,800	37,890
NVIDIA Corp *	8,900	176,131
OmniVision Technologies Inc *	800	13,456
Open Text Corp (Canada) *	400	12,524
Oracle Corp *	36,470	713,353
Plantronics Inc	600	11,586
Plexus Corp *	400	11,220
PMC-Sierra Inc *	1,400	7,980
QUALCOMM Inc	56,820	2,329,620
Quest Software Inc *	600	7,842
Rofin-Sinar Technologies Inc *	300	13,470
SAIC Inc *	900	16,731
SanDisk Corp *	1,000	22,570
Seagate Technology LLC (Cayman)	17,800	372,732
Semtech Corp *	900	12,897
Sigma Designs Inc *	300	6,801
Silicon Laboratories Inc *	400	12,616
Skyworks Solutions Inc *	1,500	10,920
Sohu.com Inc *	200	9,026
Sybase Inc *	700	18,410
Symantec Corp *	17,200	285,864
Tellabs Inc *	3,200	17,440
Teradata Corp *	600	13,236
Texas Instruments Inc	37,240	1,052,775
TIBCO Software Inc *	1,300	9,282
Varian Semiconductor Equipment Associates Inc *	1,200	33,780
Visa Inc ‘A’ *	4,070	253,805
Western Digital Corp *	1,000	27,040
Wright Express Corp *	100	3,073
Xerox Corp	18,390	275,298
Xilinx Inc	2,400	57,000

		26,435,991

Materials - 5.80%

AbitibiBowater Inc	600	7,746
AK Steel Holding Corp	800	43,536
Alcoa Inc	27,200	980,832
Ashland Inc	300	14,190
Carpenter Technology Corp	500	27,985
Century Aluminum Co *	200	13,248
CF Industries Holdings Inc	200	20,724
Compass Minerals International Inc	200	11,796
Cytec Industries Inc	300	16,155
Domtar Corp *	1,200	8,196
Freeport-McMoRan Copper & Gold Inc	11,000	1,058,420
Greif Inc ‘A’	100	6,793
Hecla Mining Co *	1,200	13,392
Hercules Inc	600	10,974
International Paper Co	3,100	84,320
Kaiser Aluminum Corp	100	6,930
Minerals Technologies Inc	100	6,280
Monsanto Co	13,600	1,516,400
NewMarket Corp	200	15,090
Nucor Corp	13,240	896,878
OM Group Inc *	200	10,908
Reliance Steel & Aluminum Co	700	41,902

See Notes to Financial Statements	C-25	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Rock-Tenn Co ‘A’	400	$11,988
Schnitzer Steel Industries Inc ‘A’	200	14,204
Southern Copper Corp	7,300	757,959
Terra Industries Inc *	1,000	35,530
United States Steel Corp	6,700	850,029
Worthington Industries Inc	700	11,809

		6,494,214

Telecommunication Services - 2.10%

AT&T Inc	47,793	1,830,472
CenturyTel Inc	1,200	39,888
Qwest Communication International Inc	6,770	30,668
Sprint Nextel Corp	8,340	55,795
Telephone & Data Systems Inc	700	27,489
Verizon Communications Inc	10,160	370,332

		2,354,644

Utilities - 0.04%

Mirant Corp *	900	32,751
Northwest Natural Gas Co	100	4,344
WGL Holdings Inc	200	6,412

		43,507

Total Common Stocks (Cost $110,522,383)		111,139,899

TOTAL INVESTMENTS - 99.29% (Cost $110,522,383)		111,139,899

OTHER ASSETS & LIABILITIES, NET - 0.71%		796,297

NET ASSETS - 100.00%		$111,936,196

Note to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Information Technology	23.62%
Energy	23.16%
Financials	16.75%
Industrials	11.09%
Materials	5.80%
Health Care	5.79%
Consumer Discretionary	5.66%
Consumer Staples	5.28%
Telecommunication Services	2.10%
Utilities	0.04%

99.29%
Other Assets & Liabilities, Net	0.71%

100.00%

See Notes to Financial Statements	C-26	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments
March 31, 2008

	Shares	Value

PREFERRED STOCKS - 7.12%

Brazil - 6.93%

All America Latina Logistica SA	70,000	$702,114
Banco Bradesco SA *	357	9,907
Banco Bradesco SA (XBSP)	23,463	651,889
Cia Vale do Rio Doce ADR	24,700	720,005
Lojas Americanas SA	83,440	622,935
Net Servicos de Comunicacao SA *	23,961	252,755
Sadia SA	40,000	234,114
Tele Norte Leste Participacoes SA	4,000	105,545

		3,299,264

South Korea - 0.19%

Hyundai Motor Co +	1,100	34,527
S-Oil Corp +	955	55,622

		90,149

Total Preferred Stocks (Cost $2,053,337)		3,389,413

COMMON STOCKS - 89.32%

Bermuda - 0.12%

Varitronix International Ltd +	95,000	55,718

Brazil - 10.26%

B2W Cia Global do Varejo	3,000	102,308
Banco Bradesco SA ADR	11,000	305,360
Bovespa Holding SA	15,200	205,733
Camargo Correa Desenvolvimento Imobiliario SA	12,000	48,350
Cia Vale do Rio Doce ADR	10,400	360,256
Cyrela Brazil Realty SA Empreendimentos e Participacoes GDR ~ Δ	1,400	364,312
Diagnosticos da America SA	8,800	175,027
Embraer-Empresa Brasileira de Aeronautica SA ADR	19,700	778,347
Natura Cosmeticos SA	50,100	518,217
Petroleo Brasileiro SA ADR	17,000	1,735,870
Tele Norte Leste Participacoes SA	8,600	294,067

		4,887,847

Cayman - 1.30%

Baidu.com ADR *	100	23,963
SINA Corp *	12,100	426,525
Tencent Holdings Ltd +	29,000	167,350

		617,838

Chile - 1.21%

Banco Santander Chile SA	1,757,400	88,458
Cencosud SA	60,700	261,090
S.A.C.I. Falabella SA	41,900	226,240

		575,788

China - 3.08%

China Petroleum and Chemical Corp ‘H’ +	720,000	622,841
China Shenhua Energy Co Ltd ‘H’ +	102,500	415,092
PetroChina Co Ltd ‘H’ +	168,000	210,346
Ping An Insurance Group Co of China Ltd ‘H’ +	17,500	125,711
Travelsky Technology Ltd ‘H’ +	127,000	94,827

		1,468,817

Egypt - 4.61%

Commercial International Bank + *	18,050	298,384
Commercial International Bank SP GDR ~	9,300	153,559
Eastern Tobacco Co SAE +	2,367	170,796
Medinet Nasr Housing & Development +	7,549	98,002
Orascom Telecom Holding SAE +	106,434	1,476,219

		2,196,960

France - 0.24%

Technip SA +	1,490	116,067

Hong Kong - 4.83%

China Mobile Ltd ADR	11,700	877,617
China Unicom Ltd +	274,000	582,156
Hutchison Whampoa Ltd +	55,000	523,135
Television Broadcasts Ltd +	59,000	317,612

		2,300,520

India - 13.42%

Amtek Auto Ltd +	18,300	117,075
Bajaj Auto Ltd *	1,800	—
Bajaj Finserv Ltd *	1,800	—
Bajaj Holdings and Investment Ltd +	1,800	89,032
Bharat Electronics Ltd +	4,500	119,966
Bharat Heavy Electricals Ltd +	1,936	99,711
Divi’s Laboratories Ltd + *	11,602	370,355
GAIL India Ltd +	13,550	144,913
HCL Technologies Ltd +	28,390	180,416
HDFC Bank Ltd ADR	6,400	628,736
Hindustan Unilever Ltd +	53,500	305,172
Housing Development Finance Corp +	17,200	1,026,180
ICICI Bank Ltd ADR	5,500	210,045
Infosys Technologies Ltd +	52,100	1,880,812
ITC Ltd +	38,200	196,535
Larsen & Toubro Ltd +	2,900	221,159
Mahindra & Mahindra Ltd +	13,569	237,157
Rico Auto Industries Ltd + *	4,000	2,744
Siemens India Ltd +	3,200	49,631
Tata Consultancy Services Ltd +	25,118	510,966
Trent Ltd	137	1,793

		6,392,398

Indonesia - 3.61%

P.T. Astra International Tbk +	134,000	355,752
P.T. Gudang Garam Tbk +	143,500	119,649
P.T. Indosat Tbk +	364,000	281,224
P.T. Telekomunikasi Indonesia Tbk +	914,500	964,679

		1,721,304

Lebanon - 0.33%

Solidere GDR ~	7,200	158,400

Luxembourg - 0.48%

Tenaris SA ADR	4,600	229,310

Mexico - 9.79%

America Movil SAB de CV ‘L’ ADR	13,100	834,339
Corporacion GEO SAB de CV ‘B’ *	60,600	193,540
Corporacion Interamericana de Entretenimiento SAB de CV ‘B’ *	31,800	68,723
Fomento Economico Mexicano SAB de CV	140,400	585,728
Fomento Economico Mexicano SAB de CV ADR	9,150	382,287
Grupo Financiero Banorte SAB de CV ‘O’	197,700	859,141

See Notes to Financial Statements	C-27	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2008

	Shares	Value

Grupo Financiero Inbursa SAB de CV ‘O’	57,700	$168,122
Grupo Televisa SA ADR	28,600	693,264
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	143,000	231,106
SARE Holding SAB de CV ‘B’ *	154,518	213,424
Wal-Mart de Mexico SAB de CV ‘V’	103,100	434,768

		4,664,442

Norway - 0.43%

Det Norske Oljeselskap ASA + *	112,568	202,339

Panama - 0.25%

Banco Latinoamericano de Exportaciones SA ‘E’	7,700	118,580

Philippines - 1.34%

Jollibee Foods Corp +	134,600	154,303
SM Prime Holdings Inc +	2,371,659	484,283

		638,586

Portugal - 0.35%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	20,700	166,480

Russia - 5.71%

LUKOIL ADR	8,100	688,703
Magnit OAO + *	1,900	90,104
NovaTek OAO GDR ~	1,900	133,000
OAO Gazprom ADR +	27,300	1,391,180
Polymetal GDR ~ Δ *	17,700	143,370
TMK OAO GDR ~	8,600	275,200

		2,721,557

South Africa - 5.66%

Anglo Platinum Ltd +	4,100	601,709
AngloGold Ashanti Ltd ADR	900	30,564
Impala Platinum Holdings Ltd +	9,300	359,561
Liberty Group Ltd + *	9,900	89,736
Massmart Holdings Ltd +	25,600	211,817
MTN Group Ltd +	25,100	381,556
Murray & Roberts Holdings Ltd +	17,660	208,307
Standard Bank Group Ltd +	54,934	598,176
Steinhoff International Holdings Ltd +	51,200	114,318
Tiger Brands Ltd +	5,971	98,474

		2,694,218

South Korea - 4.07%

Amorepacific Corp +	284	153,857
GS Engineering & Construction Corp +	1,438	212,208
Hyundai Development Co +	2,460	169,143
Hyundai Engineering & Construction Co Ltd +	4,738	412,875
Jeonbuk Bank +	10,266	76,908
Kookmin Bank ADR	2,800	156,940
Pusan Bank +	8,400	105,430
S-Oil Corp +	3,720	237,291
Shinsegae Co Ltd +	348	219,784
SK Telecom Co Ltd ADR	9,000	194,490

		1,938,926

Taiwan - 11.91%

High Tech Computer Corp +	13,000	293,663
Hon Hai Precision Industry Co Ltd +	93,800	540,025
MediaTek Inc +	128,150	1,702,213
President Chain Store Corp +	69,000	236,454

Realtek Semiconductor Corp +	105,000	314,347
Synnex Technology International Corp +	117,790	323,039
Taiwan Semiconductor Manufacturing Co Ltd +	977,779	2,023,490
Taiwan Semiconductor Manufacturing Co Ltd ADR	23,138	237,627

		5,670,858

Thailand - 0.69%

Kiatnakin Bank PCL +	96,200	88,079
TISCO Bank PCL + *	94,800	88,412
TMB Bank PCL + *	3,690,563	154,039

		330,530

Turkey - 3.42%

Aksigorta AS + *	52,000	189,448
Anadolu Efes Biracilik Ve Malt Sanayii AS +	17,265	153,176
BIM Birlesik Magazalar AS +	2,900	229,882
Coca-Cola Icecek AS +	1,400	11,210
Enka Insaat ve Sanayi AS +	500	6,178
Ford Otomotiv Sanayi AS +	12,947	101,094
Haci Omer Sabanci Holding AS ADR	73,800	57,446
Haci Omer Sabanci Holding AS +	80,400	250,854
Turkiye Garanti Bankasi AS +	51,300	231,951
Turkiye Vakiflar Bankasi TAO ‘D’ +	86,548	158,352
Yapi ve Kredi Bankasi AS + *	122,200	237,875

		1,627,466

United Kingdom - 2.02%

HSBC Holdings PLC (HSI) +	58,662	962,150

United States - 0.19%

Mercadolibre Inc *	1,000	39,760
Sohu.com Inc *	1,100	49,643

		89,403

Total Common Stocks (Cost $35,624,138)		42,546,502

SHORT-TERM INVESTMENT - 2.61%

Money Market Fund - 2.61%

BlackRock Liquidity Funds Institutional TempFund	1,244,493	1,244,493

Total Short-Term Investment (Cost $1,244,493)		1,244,493

TOTAL INVESTMENTS - 99.05% (Cost $38,921,968)		47,180,408

OTHER ASSETS & LIABILITIES, NET - 0.95%		452,305

NET ASSETS - 100.00%		$47,632,713

See Notes to Financial Statements	C-28	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2008

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	19.07%
Information Technology	18.61%
Energy	13.25%
Telecommunication Services	12.58%
Consumer Staples	10.04%
Consumer Discretionary	8.95%
Industrials	7.84%
Materials	4.65%
Short-Term Investment	2.61%
Health Care	1.15%
Utilities	0.30%

99.05%
Other Assets & Liabilities, Net	0.95%

100.00%

(b) As of March 31, 2008, the Fund was diversified by geographical region as a percentage of net assets as follows:

Brazil	17.19%
India	13.42%
Taiwan	11.91%
Mexico	9.79%
Russia	5.71%
South Africa	5.66%
Hong Kong	4.83%
Egypt	4.61%
South Korea	4.26%
Indonesia	3.61%
Turkey	3.42%
China	3.08%
United States	2.80%
United Kingdom	2.02%
Philippines	1.34%
Cayman	1.30%
Chile	1.21%
Thailand	0.69%
Luxembourg	0.48%
Norway	0.43%
Portugal	0.35%
Lebanon	0.33%
Panama	0.25%
France	0.24%
Bermuda	0.12%

99.05%
Other Assets & Liabilities, Net	0.95%

100.00%

(c) Securities with a total aggregate market value of $27,672,068 or 58.09% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) 1.07% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	C-29	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments March 31, 2008

	Shares	Value

PREFERRED STOCKS - 1.49%

Financials - 1.49%

Bank of America Corp	9,000	$902,601
Fannie Mae	8,000	192,400
Wachovia Corp	16,000	1,576,853

Total Preferred Stocks (Cost $2,700,000)		2,671,854

CONVERTIBLE PREFERRED STOCKS - 0.12%

Financials - 0.12%

Bank of America Corp 7.250%	200	206,600

Total Convertible Preferred Stocks (Cost $200,000)		206,600

	Principal Amount

CORPORATE BONDS & NOTES - 17.22%

Consumer Discretionary - 0.12%

General Motors Corp 8.375% due 07/05/33	$200,000	212,385

Consumer Staples - 0.68%

Kraft Foods Inc 6.125% due 02/01/18	700,000	700,837
6.875% due 02/01/38	100,000	98,718
Reynolds American Inc 7.625% due 06/01/16	100,000	105,716
Wal-Mart Stores Inc 5.800% due 02/15/18	200,000	210,000
6.500% due 08/15/37	100,000	105,354

		1,220,625

Energy - 0.98%

Colorado Interstate Gas Co 6.800% due 11/15/15	200,000	207,201
Enterprise Products Operating LP 4.625% due 10/15/09	100,000	101,257
NGPL PipeCo LLC 7.119% due 12/15/17 ~	500,000	518,124
7.768% due 12/15/37 ~	200,000	206,116
The Williams Cos Inc 6.375% due 10/01/10 ~	100,000	103,000
The Williams Cos Inc Credit Linked
Certificate Trust
6.750% due 04/15/09 ~	600,000	613,500

		1,749,198

Financials - 13.35%

American Express Bank FSB 2.616% due 09/26/08 §	500,000	498,662
2.955% due 06/12/09 §	600,000	596,916
6.000% due 09/13/17	1,200,000	1,171,928
American Express Centurion Bank 6.000% due 09/13/17	1,200,000	1,166,129
American International Group Inc 5.850% due 01/16/18	800,000	786,516
Bank of America Corp 4.875% due 01/15/13	100,000	102,060
Barclays Bank PLC (United Kingdom) 5.450% due 09/12/12	1,000,000	1,042,200
6.050% due 12/04/17 ~	2,700,000	2,638,251
Citigroup Capital XXI 8.300% due 12/21/57 §	400,000	395,222
Citigroup Inc 5.625% due 08/27/12	50,000	49,553
5.875% due 05/29/37	200,000	174,267
Deutsche Bank AG (Germany) 6.000% due 09/01/17	900,000	938,691
Ford Motor Credit Co LLC 7.250% due 10/25/11	100,000	82,203
7.800% due 06/01/12	300,000	247,669
9.750% due 09/15/10	100,000	89,123
General Electric Capital Corp 3.135% due 08/15/11 §	500,000	488,879
5.875% due 01/14/38	900,000	870,454
General Motors Acceptance Corp LLC 6.625% due 05/15/12	300,000	227,135
7.000% due 02/01/12	600,000	456,643
Glitnir Banki HF (Iceland) 4.154% due 04/20/10 ~ §	100,000	85,452
HSBC Finance Corp 3.070% due 05/21/08 §	400,000	400,178
Lehman Brothers Holdings Inc 2.649% due 12/23/08 §	500,000	486,179
5.625% due 01/24/13	1,200,000	1,168,048
6.750% due 12/28/17	500,000	481,498
Merrill Lynch & Co Inc 3.158% due 08/14/09 §	400,000	391,931
3.888% due 10/23/08 §	400,000	398,666
Morgan Stanley 3.206% due 02/09/09 §	300,000	296,642
5.300% due 03/01/13	100,000	99,770
5.950% due 12/28/17	1,900,000	1,839,603
Nykredit Realkredit AS (Denmark) 5.000% due 10/01/38 §	DKK 1,683,380	337,848
Realkredit Danmark AS (Denmark) 5.000% due 10/01/38 §	3,273,032	655,679
Santander Perpetual SA Unipersonal (Spain) 6.671% due 04/24/56 ~ §	$200,000	180,539
Santander US Debt SA Unipersonal (Spain) 3.074% due 11/20/09 ~ §	500,000	494,815
The Bear Stearns Co Inc 3.551% due 01/30/09 §	500,000	462,972
The Goldman Sachs Group Inc 6.250% due 09/01/17	1,100,000	1,109,033
6.750% due 10/01/37	1,300,000	1,213,125
The Royal Bank of Scotland Group PLC (United Kingdom) 7.640% due 03/31/56 §	500,000	431,280
UBS AG (Switzerland) 5.875% due 12/20/17	700,000	716,808
Unicredit Luxembourg Finance SA (Luxembourg) 3.768% due 10/24/08 ~ §	400,000	399,637
VTB Capital SA (Luxembourg) 3.839% due 08/01/08 ~ §	200,000	198,000

		23,870,204

Health Care - 0.82%

HCA Inc 9.250% due 11/15/16	100,000	104,000
HCP Inc 5.950% due 09/15/11	900,000	873,240
UnitedHealth Group Inc 6.000% due 02/15/18	400,000	392,526
6.875% due 02/15/38	100,000	95,839

		1,465,605

See Notes to Financial Statements	C-30	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

	Principal Amount	Value

Information Technology - 0.12%

Xerox Corp 9.750% due 01/15/09	$200,000	$207,839

Materials - 0.38%

C10 Capital SPV Ltd (United Kingdom) 6.722% due 12/31/49 §	300,000	274,920
Codelco Inc (Chile) 6.150% due 10/24/36 ~	200,000	201,119
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	200,000	199,676

		675,715

Telecommunication Services - 0.72%

AT&T Inc 6.300% due 01/15/38	200,000	194,021
BellSouth Corp 4.240% due 04/26/09 ~	900,000	900,594
Qwest Communications International Inc 7.500% due 02/15/14	100,000	94,500
SBC Communications Inc 4.125% due 09/15/09	100,000	100,592

		1,289,707

Utilities - 0.05%

Entergy Gulf States Inc 3.600% due 06/01/08	100,000	99,753

Total Corporate Bonds & Notes (Cost $31,220,128)		30,791,031

SENIOR LOAN NOTES - 0.51%

Health Care - 0.51%

HCA Inc Term B
4.946% due 11/16/13 §	992,462	915,030

Total Senior Loan Notes (Cost $963,479)		915,030

MORTGAGE-BACKED SECURITIES - 83.18%

Collateralized Mortgage Obligations - 19.00%

Adjustable Rate Mortgage Trust 4.593% due 05/25/35 “ §	132,040	130,015
Arran Residential Mortgages Funding PLC (United Kingdom)
2.955% due 04/12/36 ~ “ §	38,733	38,714
Banc of America Funding Corp 4.113% due 05/25/35 “ §	278,365	259,219
Banc of America Mortgage Securities Inc 3.994% due 07/25/33 “ §	177,223	167,111
5.000% due 05/25/34 “	105,020	96,597
Bear Stearns Adjustable Rate Mortgage Trust 4.534% due 08/25/33 “ §	451,987	420,885
4.125% due 03/25/35 “ §	525,669	501,722
4.550% due 08/25/35 “ §	137,034	130,779
4.625% due 10/25/35 “ §	690,056	653,889
4.750% due 10/25/35 “ §	161,017	155,462

Bear Stearns Alt-A Trust 5.371% due 05/25/35 “ §	93,603	81,111
5.706% due 09/25/35 “ §	110,890	66,534
5.809% due 11/25/36 “ §	148,423	100,709
Bear Stearns Commercial Mortgage Securities 5.700% due 06/11/50 “	200,000	197,117
Chevy Chase Mortgage Funding Corp 2.849% due 08/25/35 ~ “ §	135,761	108,693
Citigroup Mortgage Loan Trust Inc 4.248% due 08/25/35 “ §	151,465	143,908
4.700% due 12/25/35 “ §	234,322	221,132
Countrywide Alternative Loan Trust 5.484% due 06/25/37 “ §	542,421	475,498
Countrywide Home Loan Mortgage Pass-Through Trust
2.919% due 03/25/35 “ §	53,146	41,177
2.939% due 06/25/35 ~ “ §	276,278	243,532
Credit Suisse Mortgage Capital Certificates 5.467% due 09/15/39 “	900,000	886,856
CS First Boston Mortgage Securities Corp 3.795% due 03/25/32 ~ “ §	12,813	11,578
6.000% due 11/25/35 “	216,245	203,306
Fannie Mae 2.799% due 10/27/37 “ §	3,400,000	3,243,739
4.250% due 07/25/17 “	382,395	386,255
4.375% due 11/25/23 “ §	604,135	602,289
4.500% due 04/25/17 - 10/25/17 “ ±	717,099	725,613
5.000% due 01/25/17 - 07/25/19 “ ±	341,425	348,374
5.500% due 09/25/24 “	781,422	791,369
6.000% due 03/25/31 “	2,147,413	2,225,466
Freddie Mac 5.726% due 07/25/44 “ §	448,905	438,478
5.526% due 10/25/44 “ §	83,194	82,407
3.048% due 02/15/19 “ §	2,134,769	2,121,519
4.000% due 06/15/22 - 10/15/23 “ ±	886,395	888,257
4.500% due 06/15/17 - 10/15/19 “ ±	856,546	869,869
5.000% due 09/15/16 - 04/15/30 “ ±	6,899,776	7,055,063
5.500% due 03/15/17 “	82,664	85,217
8.000% due 04/15/30 “	586,865	633,768
GMAC Mortgage Corp Loan Trust 5.500% due 09/25/34 “	97,530	95,919
Greenwich Capital Commercial Funding Corp 5.444% due 03/10/39 “	300,000	292,523
Harborview Mortgage Loan Trust 2.649% due 01/19/38 “ §	176,041	165,861
2.749% due 01/19/38 “ §	317,454	241,718
2.779% due 05/19/35 “ §	58,183	45,864
JPMorgan Mortgage Trust 5.023% due 02/25/35 “ §	133,914	121,894
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 “ §	600,000	599,044
Lehman Brothers Floating Rate Commercial Mortgage Trust
2.898% due 09/15/21 ~ “ §	66,524	62,593
Lehman XS Trust 2.679% due 07/25/46 “ §	91,063	88,373
Mellon Residential Funding Corp 3.298% due 06/15/30 “ §	23,241	21,832
Merrill Lynch Mortgage Investors Inc 2.809% due 02/25/36 “ §	66,467	53,420
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 “	500,000	493,416
MLCC Mortgage Investors Inc 3.198% due 03/15/25 “ §	29,525	23,843
Morgan Stanley Capital I 5.731% due 07/12/44 “ §	1,700,000	1,708,698
Residential Accredit Loans Inc 2.779% due 06/25/46 “ §	157,180	128,392
6.000% due 06/25/36 “	537,857	476,282

See Notes to Financial Statements	C-31	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

	Principal Amount	Value

Residential Asset Securitization Trust 2.999% due 05/25/33 “ §	$54,879	$47,375
Structured Asset Mortgage Investments Inc 2.819% due 05/25/36 “ §	318,110	241,286
Structured Asset Securities Corp 6.974% due 08/25/32 “ §	37,782	36,319
5.485% due 10/25/35 ~ “ §	213,786	204,294
5.000% due 12/25/34 “	175,913	175,582
Wachovia Bank Commercial Mortgage Trust 2.908% due 09/15/21 ~ “ §	411,697	386,931
5.342% due 12/15/43 “	600,000	579,669
Washington Mutual Mortgage Pass-Through Certificates
2.909% due 01/25/45 “ §	48,112	38,395
2.919% due 01/25/45 “ §	46,278	36,961
3.139% due 12/25/27 “ §	131,745	116,860
5.220% due 02/27/34 “ §	16,077	15,291
5.726% due 08/25/42 “ §	9,322	8,582
5.826% due 09/25/46 “ §	148,907	122,530
Wells Fargo Mortgage-Backed Securities Trust 3.988% due 12/25/34 “ §	318,994	299,478
4.336% due 07/25/35 “ §	400,000	380,186
5.241% due 04/25/36 “ §	466,188	461,098
5.517% due 08/25/36 “ §	133,333	127,408
4.500% due 11/25/18 “	237,473	232,243

		33,963,387

Fannie Mae - 55.89%

4.208% due 11/01/34 “ §	423,604	425,294
4.697% due 09/01/35 “ §	400,001	405,569
4.908% due 12/01/35 “ §	244,179	243,820
5.000% due 08/01/20 - 05/15/38 “ ±	12,405,688	12,331,395
5.114% due 11/01/32 “ §	477,346	481,646
5.461% due 06/01/37 “ §	2,253,148	2,309,532
5.500% due 12/01/14 - 04/15/38 “ ±	53,497,164	54,109,519
5.526% due 10/01/44 “ §	89,156	91,083
6.000% due 09/01/22 - 04/15/38 “ ±	28,665,274	29,385,893
6.007% due 12/01/36 “ §	35,961	36,396
6.500% due 03/01/17 “	110,036	115,385

		99,935,532

Freddie Mac - 8.29%

4.701% due 06/01/35 “ §	847,505	865,906
4.741% due 09/01/35 “ §	346,049	350,808
5.312% due 09/01/35 “ §	347,466	353,051
5.500% due 03/01/23 - 02/01/38 “ ±	12,749,996	12,889,457
5.872% due 11/01/31 “ §	16,330	16,563
6.000% due 12/01/22 - 03/01/23 “ ±	286,762	296,545
7.321% due 04/01/32 “ §	41,872	42,746

		14,815,076

Total Mortgage-Backed Securities (Cost $146,966,394)		148,713,995

ASSET-BACKED SECURITIES - 3.88%

Argent Securities Inc 2.649% due 10/25/36 “ §	373,954	365,603
Asset Backed Funding Certificates 2.659% due 10/25/36 “ §	152,150	147,645
2.949% due 06/25/34 “ §	138,554	115,766
Bear Stearns Asset Backed Securities Trust 5.561% due 10/25/36 “ §	279,312	275,148
Carrington Mortgage Loan Trust 2.759% due 01/25/36 “ §	500,000	491,096
Citibank Omni Master Trust 3.699% due 12/23/13 “ ~ §	1,700,000	1,703,346

Citigroup Mortgage Loan Trust Inc 2.649% due 10/25/36 “ §	101,707	99,360
First Franklin Mortgage Loan Asset-Backed Certificates
2.649% due 11/25/36 “ §	261,768	236,974
HSI Asset Securitization Corp Trust 2.649% due 12/25/36 “ §	334,440	310,934
JPMorgan Mortgage Acquisition Corp 2.649% due 07/25/36 “ §	159,112	150,142
Lehman XS Trust 2.719% due 11/25/36 “ §	162,073	155,354
Long Beach Mortgage Loan Trust 2.879% due 10/25/34 “ §	18,554	16,774
Nelnet Student Loan Trust 2.609% due 12/22/14 “ §	32,870	32,828
Park Place Securities Inc 2.859% due 09/25/35 “ §	138,718	134,058
Residential Asset Securities Corp 2.669% due 11/25/36 “ §	203,881	194,544
Saxon Asset Securities Trust 2.659% due 11/25/36 “ §	155,721	150,126
SBI Heloc Trust 2.769% due 08/25/36 ~ “ §	202,168	193,544
Securitized Asset-Backed Receivables LLC Trust 2.649% due 09/25/36 “ §	190,687	181,558
2.729% due 05/25/37 “ §	498,207	466,960
SLC Student Loan Trust 3.045% due 02/15/15 “ §	444,810	442,433
SLM Student Loan Trust 3.331% due 10/25/16 “ §	419,155	415,552
Small Business Administration 4.754% due 08/10/14 “	125,831	125,642
Soundview Home Equity Loan Trust 2.699% due 10/25/36 “ §	100,607	98,160
Structured Asset Securities Corp 2.649% due 10/25/36 “ §	218,882	209,270
Wells Fargo Home Equity Trust 2.649% due 01/25/37 “ §	239,181	230,914

Total Asset-Backed Securities (Cost $7,150,870)		6,943,731

U.S. TREASURY OBLIGATIONS - 10.56%

U.S. Treasury Bonds - 8.96%

4.375% due 02/15/38	4,700,000	4,757,284
4.750% due 02/15/37	3,800,000	4,088,268
5.000% due 05/15/37	600,000	671,391
6.625% due 02/15/27	5,000,000	6,507,425

		16,024,368

U.S. Treasury Inflation Protected Securities - 1.60%

2.375% due 04/15/11 ^	956,952	1,028,425
2.375% due 01/15/27 ^	1,674,432	1,828,272

		2,856,697

Total U.S. Treasury Obligations (Cost $18,639,474)		18,881,065

See Notes to Financial Statements	C-32	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 2.48%

Bundesrepublik Deutschland (Germany) 4.750% due 07/04/34	EUR 2,200,000	$3,571,977
Export-Import Bank of Korea (South Korea) 4.901% due 10/04/11 ~ §	$800,000	801,363
Republic of Panama (Panama) 9.625% due 02/08/11	48,000	55,008

Total Foreign Government Bonds & Notes (Cost $4,423,099)		4,428,348

MUNICIPAL BONDS - 2.80%

Austin Texas Water & Wastewater System Revenue ‘A’
5.000% due 11/15/29	200,000	200,212
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	1,100,000	969,243
California Educational Facilities Authority ‘A’ 4.750% due 10/01/37	900,000	856,170
Houston Texas Combined Utilities Systems First Lien Revenue ‘A’
5.000% due 11/15/36	100,000	97,761
Los Angeles Unified School District CA ‘A1’ 4.500% due 01/01/28	400,000	376,492
Texas State Transportation Commission Mobility Fund
5.000% due 04/01/37	900,000	902,592
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	100,000	95,463
Tobacco Securitization Authority of Southern California ‘A1’
5.000% due 06/01/37	800,000	646,208
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	900,000	859,149

Total Municipal Bonds (Cost $5,192,826)		5,003,290

PURCHASED OPTIONS - 1.12%

(See Note (g) to Notes to Schedule of Investments)
(Cost $926,301)		1,996,064

SHORT-TERM INVESTMENTS - 6.69%

Certificates of Deposit - 1.96%

Dexia Credit Local SA NY 2.654% due 09/29/08 §	500,000	500,133
Fortis Bank NY 2.646% due 09/30/08 §	500,000	499,331
2.649% due 06/30/08 §	400,000	399,875
Nordea Bank Finland PLC NY 3.028% due 05/28/08 §	500,000	500,261
3.082% due 12/01/08 §	1,100,000	1,099,317
UniCredito Italiano NY 3.085% due 05/29/08 §	500,000	500,187

		3,499,104

U.S. Government Agency Issue - 3.97%

Federal Home Loan Bank
1.500% due 04/01/08	7,100,000	7,100,000

	Shares

Money Market Funds - 0.76%

BlackRock Liquidity Funds Institutional TempCash	681,680	681,680
BlackRock Liquidity Funds Institutional TempFund	681,680	681,680

		1,363,360

Total Short-Term Investments (Cost $11,962,870)		11,962,464

TOTAL INVESTMENTS - 130.05% (Cost $230,345,441)		232,513,472

OTHER ASSETS & LIABILITIES, NET - (30.05%)		(53,724,189)

NET ASSETS - 100.00%		$178,789,283

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	83.18%
Corporate Bonds & Notes	17.22%
U.S. Treasury Obligations	10.56%
Short-Term Investments	6.69%
Asset-Backed Securities	3.88%
Municipal Bonds	2.80%
Foreign Government Bonds & Notes	2.48%
Preferred Stocks	1.49%
Purchased Options	1.12%
Senior Loan Notes	0.51%
Convertible Preferred Stocks	0.12%

130.05%
Other Assets & Liabilities, Net	(30.05%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) 1.85% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	C-33	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

(d) The amount of $1,063,000 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2008:

Long Futures Outstanding	Number of Contracts	Notional Amount	Net Unrealized Appreciation (Depreciation)

Euro-Schatz 2-Year Notes Call Options Strike @ EUR 109.00 (06/08)	78	EUR 7,800,000	$23
United Kingdom 90-Day LIBOR Put Options strike @ GBP 92.50 (06/08)	79	GBP 39,500,000	(956)
United Kingdom 90 Day LIBOR Sterling Interest Rate (06/08)	56	28,000,000	15,331
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/08)	185	92,500,000	390,974
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/08)	38	19,000,000	47,904
United Kingdom 90-day LIBOR Sterling Interest Rate (03/09)	23	11,500,000	50,236
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/09)	4	2,000,000	10,965
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/09)	31	15,500,000	77,674
U.S. Treasury 10-Year Notes (06/08)	128	$12,800,000	238,438

Short Futures Outstanding

Euro-Schatz 2-Year Notes (06/08)	78	EUR 7,800,000	97,938
Eurodollar (03/09)	1	$1,000,000	(5,162)
United Kingdom Gilt 10-Year Notes (06/08)	9	GBP 900,000	(25,721)
U.S. Treasury 2-Year Notes (06/08)	154	$30,800,000	(43,641)
U.S. Treasury 5-Year Notes (06/08)	388	38,800,000	(440,102)
U.S. Treasury 20-Year Bonds (06/08)	146	14,600,000	(280,000)

			$133,901

(e) Investments sold short outstanding as of March 31, 2008:

Description	Principal Amount	Value

U.S. Treasury Bonds 4.500% due 05/15/17	$4,200,000	$4,565,534
4.750% due 08/15/17	2,200,000	2,434,782
U.S. Treasury Notes 2.125% due 01/31/10	2,600,000	2,622,955
3.625% due 10/31/09	17,800,000	18,361,821
4.000% due 09/30/09	3,900,000	4,041,683
4.125% due 08/31/12	1,000,000	1,073,047
4.250% due 11/15/17	2,500,000	2,668,165
4.500% due 02/15/16	400,000	440,438
4.625% due 02/15/17	4,000,000	4,394,688

Total Investments sold short (Proceeds $40,238,825)		$40,603,113

(f) Forward foreign currency contracts outstanding as of March 31, 2008 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Buy	AUD	847,000	04/08	$4,753
Buy	BRL	10,137,408	07/08	491,535
Sell	BRL	3,817,545	07/08	17,815
Buy	BRL	2,406,665	12/08	(5,149)
Sell	BRL	2,226,755	12/08	33,810
Buy	CNY	8,181,184	07/08	72,478
Sell	CNY	8,181,184	07/08	(46,861)
Buy	CNY	374,439	10/08	2,736
Sell	CNY	374,439	10/08	(2,240)
Sell	DKK	4,871,000	06/08	(37,644)
Buy	EUR	40,000	04/08	201
Sell	EUR	1,917,000	04/08	(36,876)
Sell	GBP	2,529,000	04/08	(13,207)
Buy	JPY	148,137,000	05/08	32,931
Sell	JPY	236,251,685	05/08	11,770
Buy	KRW	1,117,684,128	08/08	(59,080)
Buy	MXN	14,394,546	07/08	37,227
Buy	MYR	1,396,535	05/08	13,383
Buy	MYR	294,593	08/08	5,125
Sell	NZD	220,000	04/08	3,221
Buy	PLN	1,531,617	07/08	96,267
Buy	RUB	24,016,145	07/08	61,968
Sell	RUB	4,655,365	07/08	(9,389)
Buy	RUB	21,220,255	11/08	27,183
Buy	SGD	548,080	05/08	24,981
Buy	SGD	399,422	11/08	7,827

				$734,765

See Notes to Financial Statements	C-34	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

(g) Purchased options outstanding as of March 31, 2008:

Interest Rate Swaptions

Counterparty	Description	Pay/Receive Floating Rate Based on 3-Month EUR-LIBOR	Exercise Rate	Expiration Date		Notional Amount	Cost	Value

Deutsche Bank	Call - OTC 2-Year Interest Rate Swap ∆	Pay	4.070%	09/14/09	EUR	11,200,000	$57,912	$112,490

		Based on 3-Month USD-LIBOR

Lehman Brothers	Call - OTC 2-Year Interest Rate Swap ∆	Pay	4.750%	09/26/08	$5,300,000	18,418	217,251
Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	4.750%	09/26/08	5,300,000	18,947	217,251
Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	3.150%	12/15/08	23,300,000	209,619	300,820
Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	3.150%	02/02/09	9,000,000	97,200	111,268
Barclays	Call - OTC 2-Year Interest Rate Swap ∆	Pay	3.500%	02/02/09	4,200,000	47,670	70,200
Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	3.600%	07/02/09	1,600,000	15,380	24,679
Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	3.500%	08/03/09	16,100,000	166,836	223,777

						$631,982	$1,277,736

Options on Exchange-Traded Futures Contracts

Counterparty	Description	Exercise Price	Expiration Date	Numbers of Contracts	Cost	Value

Merrill Lynch	Call - CBOT U.S. Treasury 30-Year Bond Futures (05/08)	$140.00	04/25/08	80	$1,450	$1,250
Merrill Lynch	Put - CBOT U.S. Treasury 10-Year Note Futures (06/08)	91.00	05/23/08	56	1,015	875
Merrill Lynch	Call - CBOT U.S. Treasury 2-Year Note Futures (06/08)	114.00	05/23/08	74	1,341	1,156
Merrill Lynch	Call - CBOT U.S. Treasury 2-Year Note Futures (06/08)	116.00	05/23/08	75	713	1,172
Merrill Lynch	Call - CBOT U.S. Treasury 5-Year Note Futures (06/08)	124.00	05/23/08	110	1,994	859
Merrill Lynch	Call - CBOT U.S. Treasury 5-Year Note Futures (06/08)	125.00	05/23/08	355	6,434	2,773
Merrill Lynch	Call - CBOT U.S. Treasury 10-Year Note Futures (06/08)	138.00	05/23/08	133	2,411	2,078
Merrill Lynch	Call - CBOT U.S. Treasury 30-Year Bond Futures (06/08)	147.00	05/23/08	70	1,269	1,094
Merrill Lynch	Put- CME Eurodollar Futures (06/08)	92.50	06/16/08	46	437	288
Merrill Lynch	Put- CME Eurodollar Futures (06/08)	92.75	06/16/08	40	380	250
Merrill Lynch	Put- CME Eurodollar Futures (06/08)	93.00	06/16/08	172	1,634	1,075
Merrill Lynch	Put- CME Eurodollar Futures (09/08)	92.50	09/15/08	9	86	56

					$19,164	$12,926

Options on Securities

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Value

Credit Suisse	Put - OTC Fannie Mae 5.500% due 06/12/38 ∆	$86.38	06/05/08	$600,000	$70	$5
Credit Suisse	Put - OTC Fannie Mae 6.000% due 06/12/38 ∆	92.19	06/05/08	21,000,000	2,461	7,644
Morgan Stanley	Call - OTC U.S. Treasury Note 3.625% due 10/31/09 ∆	104.75	06/20/08	8,800,000	1,375	1,320

					$3,906	$8,969

Foreign Currency Options

Counterparty	Description		Exercise Price	Expiration Date		Notional Amount	Cost	Value

Morgan Stanley	Put- OTC U.S. dollar versus Euro ∆		$1.36	05/21/08	EUR	1,300,000	$38,413	$286,972
Credit Suisse	Call- OTC Japanese yen versus U.S. dollar ∆	JPY	103.80	03/17/10		$500,000	21,781	10,499
Credit Suisse	Put- OTC Japanese yen versus U.S. dollar ∆		103.80	03/17/10		500,000	21,781	45,842
Royal Bank of Scotland	Call- OTC Japanese yen versus U.S. dollar ∆		105.40	03/31/10		1,000,000	41,925	15,900
Royal Bank of Scotland	Put- OTC Japanese yen versus U.S. dollar ∆		105.40	03/31/10		1,000,000	41,925	103,196
Morgan Stanley	Call- OTC U.S. dollar versus Euro ∆		$1.38	06/03/10	EUR	1,100,000	52,712	196,780
Morgan Stanley	Put- OTC U.S. dollar versus Euro ∆		1.38	06/03/10		1,100,000	52,712	37,244

							$271,249	$696,433

Total Purchased Options							$926,301	$1,996,064

(h) Transactions in written options for the year ended March 31, 2008 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2007	39,700,035	$431,744
Call Options Written	54,100,287	1,037,351
Put Options Written	1,700,110	88,847
Call Options Expired	(65,200,322)	(849,525)
Put Options Expired	(1,200,054)	(34,337)

Outstanding, March 31, 2008	29,100,056	$674,080

See Notes to Financial Statements	C-35	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

(i) Premiums received and value of written options outstanding as of March 31, 2008:

Interest Rate Swaptions

Counterparty	Description	Pay/Receive Floating Rate Based on 6-Month EUR-LIBOR	Exercise Rate	Expiration Date		Notional Amount	Premium	Value

Deutsche Bank	Call - OTC 7-Year Interest Rate Swap ∆	Receive	4.250%	09/14/09	EUR	3,600,000	$52,968	$91,285

		Based on 3-Month USD-LIBOR

Lehman Brothers	Call - OTC 5-Year Interest Rate Swap ∆	Receive	4.950%	09/26/08		$2,300,000	18,529	155,263
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap ∆	Receive	4.950%	09/26/08		2,300,000	18,860	155,263
Royal Bank of Scotland	Call - OTC 7-Year Interest Rate Swap ∆	Receive	4.300%	12/15/08		7,800,000	200,690	312,970
Royal Bank of Scotland	Call - OTC 7-Year Interest Rate Swap ∆	Receive	4.250%	02/02/09		3,000,000	90,450	112,536
Barclays	Call - OTC 7-Year Interest Rate Swap ∆	Receive	4.600%	02/02/09		1,400,000	44,940	71,225
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap ∆	Receive	4.200%	07/02/09		700,000	15,470	23,104
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap ∆	Receive	4.300%	08/03/09		7,000,000	167,913	245,759

							$609,820	$1,167,405

Credit Default Swaptions

Counterparty	Description	Buy/Sell Protection (1)	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

Credit Suisse	Call - OTC Dow Jones CDX NA IG10 Index ∆	Sell	1.500%	09/20/08	$500,000	$9,750	$7,675
Credit Suisse	Put - OTC Dow Jones CDX NA IG10 Index ∆	Sell	1.500%	09/20/08	500,000	9,150	9,150

						$18,900	$16,825

Options on Exchange-Traded Futures Contracts

Counterparty	Description	Exercise Price	Expiration Date	Numbers of Contracts	Premium	Value

Citigroup	Put - CBOT U.S. Treasury 10-Year Note Futures	$114.00	05/23/08	56	$45,360	$12,250

Total Written Options					$674,080	$1,196,480

(j) Swap agreements outstanding as of March 31, 2008:

Credit Default Swaps

Counterparty	Referenced Obligation	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

UBS	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Sell	0.170%	09/20/08	$500,000	$(2,822)
UBS	Morgan Stanley 6.600% due 04/01/12 ∆	Sell	0.190%	09/20/08	500,000	(4,566)
Lehman Brothers	Johnson & Johnson 3.800% due 05/15/13 ∆	Buy	(0.110%)	12/20/08	100,000	26
Lehman Brothers	The Home Depot Inc 5.375% due 04/01/06 ∆	Buy	(0.120%)	12/20/08	100,000	557
Citigroup	Wal-Mart Stores Inc 3.375% due 10/01/08 ∆	Buy	(0.140%)	12/20/08	100,000	62
Barclays	Eli Lilly & Co 6.000% due 03/15/12 ∆	Buy	(0.160%)	12/20/08	100,000	(21)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12 ∆	Buy	(0.210%)	12/20/08	100,000	(39)
Merrill Lynch	Gannett Co Inc 6.375% due 04/01/12 ∆	Buy	(0.220%)	12/20/08	100,000	1,246
Morgan Stanley	The Allstate Corp 6.125% due 02/15/12 ∆	Buy	(0.260%)	12/20/08	100,000	244
Citigroup	Eaton Corp 5.750% due 07/15/12 ∆	Buy	(0.280%)	12/20/08	100,000	14
Barclays	FedEx Corp 7.250% due 02/15/11 ∆	Buy	(0.290%)	12/20/08	100,000	(12)
Lehman Brothers	Whirlpool Corp 8.600% due 05/01/10 ∆	Buy	(0.290%)	12/20/08	100,000	100
Merrill Lynch	Ingersoll-Rand Co Ltd 6.480% due 06/01/25 ∆	Buy	(0.320%)	12/20/08	100,000	(31)
Royal Bank of Scotland	Republic of Indonesia 6.750% due 03/10/14 ∆	Sell	0.400%	12/20/08	200,000	(960)
Barclays	Ukraine Government Bond 7.650% due 06/11/13 ∆	Sell	0.710%	12/20/08	100,000	(588)
Morgan Stanley	Glitnir Banki HF 4.154% due 04/20/10 ∆	Buy	(0.170%)	06/20/10	100,000	19,246
Morgan Stanley	Dow Jones CDX NA EM3 Index ∆	Sell	2.100%	06/20/10	400,000	14,425
JPMorgan Chase	Health Care Properties 5.950% due 09/15/11 ∆	Buy	(0.460%)	09/20/11	900,000	103,051
Barclays	Dow Jones CDX NA HY-8 Index ∆	Sell	0.483%	06/20/12	794,923	(34,427)
Citigroup	Noble Corp 5.875% due 06/01/13 ∆	Buy	(0.520%)	06/20/12	300,000	947
Lehman Brothers	Dow Jones CDX NA HY-8 Index ∆	Buy	(2.750%)	06/20/12	297,000	23,140
BNP Paribas	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Sell	0.820%	09/20/12	100,000	(2,496)
Citigroup	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Sell	0.920%	09/20/12	100,000	(2,090)

See Notes to Financial Statements	C-36	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

Counterparty	Referenced Obligation	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Royal Bank of Scotland	Merrill Lynch & Co 5.000% due 01/15/15 ∆	Sell	0.920%	09/20/12	$100,000	($6,956)
Morgan Stanley	Dow Jones CDX NA IG5 Index ∆	Buy	(0.143%)	12/20/12	1,300,000	136,915
Lehman Brothers	Kohl’s Corp 6.300% due 03/01/11 ∆	Buy	(0.440%)	12/20/12	600,000	32,653
Goldman Sachs	Dow Jones CDX NA IG9 Index ∆	Sell	0.600%	12/20/12	2,500,000	(24,523)
Credit Suisse	Dow Jones CDX NA HVOL9 Index ∆	Sell	1.400%	12/20/12	800,000	(52,243)
Merrill Lynch	Dow Jones CDX NA HY-9 Index ∆	Sell	2.080%	12/20/12	1,490,481	13,566
Merrill Lynch	Dow Jones CDX NA HY-9 Index ∆	Sell	6.370%	12/20/12	500,000	8,735
Morgan Stanley	Dow Jones CDX NA IG5 Index ∆	Sell	0.458%	12/20/15	900,000	(135,011)
Lehman Brothers	Safeway Inc 5.800% due 08/15/12 ∆	Buy	(0.730%)	06/20/17	1,000,000	(632)
UBS	Weyerhaeuser Co 6.750% due 03/15/12 ∆	Buy	(0.960%)	06/20/17	100,000	5,707
Deutsche Bank	Reynolds American Inc 7.625% due 06/01/16 ∆	Sell	1.280%	06/20/17	200,000	(12,659)
Goldman Sachs	Trinity 2005-1A B 4.590% due 03/08/40 ∆	Buy	(2.050%)	03/08/40	1,000,000	747,360
Goldman Sachs	Dow Jones ABX NA HE.A Index ∆	Sell	0.110%	05/25/46	1,000,000	81,300
Morgan Stanley	Dow Jones CMBX NA AAA-3 Index ∆	Sell	0.080%	12/13/49	500,000	24,851

						$934,069

(1)

If the Fund is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date		Notional Amount	Unrealized Appreciation (Depreciation)

Merrill Lynch	30-Day USD-CMM Rate ∆	Receive	5.000%	01/16/09		$1,400,000	$15,687
Merrill Lynch	30-Day USD-CMM Rate ∆	Receive	4.500%	01/23/09		900,000	54,923
Deutsche Bank	6-Month GBP-LIBOR ∆	Pay	6.000%	03/20/09	GBP	3,500,000	45,046
Royal Bank of Scotland	6-Month GBP-LIBOR ∆	Pay	6.000%	06/19/09		100,000	1,928
Citigroup	3-Month Australian Bank Bill ∆	Pay	7.000%	09/15/09	AUD	4,200,000	(2,877)
Lehman Brothers	3-Month Australian Bank Bill ∆	Pay	7.000%	09/15/09		5,600,000	(2,852)
Goldman Sachs	6-Month EUR-LIBOR ∆	Pay	4.000%	09/19/09	EUR	200,000	423
Merrill Lynch	BRL - CDI Compounded ∆	Pay	12.670%	01/04/10	BRL	2,000,000	(5,406)
Morgan Stanley	BRL - CDI Compounded ∆	Pay	12.670%	01/04/10		8,400,000	(29,757)
Lehman Brothers	6-Month EUR-LIBOR ∆	Pay	4.500%	03/19/10	EUR	9,500,000	54,291
Morgan Stanley	6-Month EUR-LIBOR ∆	Pay	4.500%	03/19/10		4,200,000	36,174
Deutsche Bank	6-Month Australian Bank Bill ∆	Pay	7.000%	06/15/10	AUD	6,600,000	(52,651)
Morgan Stanley	6-Month Australian Bank Bill ∆	Pay	7.000%	06/15/10		3,400,000	(22,687)
Barclays	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/10		$32,500,000	620,430
Deutsche Bank	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/10		28,200,000	300,912
Royal Bank of Scotland	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/10		7,400,000	57,532
Royal Bank of Scotland	6-Month GBP-LIBOR ∆	Pay	5.000%	09/15/10	GBP	300,000	9,228
UBS	6-Month Australian Bank Bill ∆	Pay	7.500%	03/15/11	AUD	5,900,000	11,741
Barclays	6-Month EUR-LIBOR ∆	Receive	4.000%	12/15/11	EUR	5,700,000	(5,024)
Morgan Stanley	BRL - CDI Compounded ∆	Pay	10.115%	01/02/12	BRL	8,900,000	(194,097)
Goldman Sachs	BRL - CDI Compounded ∆	Pay	10.150%	01/02/12		6,100,000	(242,309)
UBS	BRL - CDI Compounded ∆	Pay	10.575%	01/02/12		1,500,000	(14,187)
Barclays	BRL - CDI Compounded ∆	Pay	10.680%	01/02/12		5,600,000	(126,086)
Merrill Lynch	BRL - CDI Compounded ∆	Pay	12.540%	01/02/12		4,000,000	(10,595)
Morgan Stanley	BRL - CDI Compounded ∆	Pay	12.540%	01/02/12		900,000	(935)
UBS	BRL - CDI Compounded ∆	Pay	12.540%	01/02/12		3,000,000	(8,493)
Barclays	France CPI Excluding Tobacco ∆	Pay	1.948%	03/15/12	EUR	400,000	(8,754)
Lehman Brothers	France CPI Excluding Tobacco ∆	Pay	1.965%	03/15/12		100,000	(2,208)
Goldman Sachs	France CPI Excluding Tobacco ∆	Pay	1.995%	03/15/12		300,000	(5,587)
Royal Bank of Scotland	France CPI Excluding Tobacco ∆	Pay	1.955%	03/28/12		100,000	(2,178)
Royal Bank of Scotland	France CPI Excluding Tobacco ∆	Pay	1.950%	03/30/12		100,000	(2,240)
Goldman Sachs	France CPI Excluding Tobacco ∆	Pay	1.960%	03/30/12		100,000	(2,231)
Barclays	France CPI Excluding Tobacco ∆	Pay	1.960%	04/05/12		100,000	(2,267)
BNP Paribas	France CPI Excluding Tobacco ∆	Pay	1.940%	04/10/12		100,000	(2,560)
Royal Bank of Scotland	France CPI Excluding Tobacco ∆	Pay	1.940%	04/10/12		100,000	(2,451)
Barclays	France CPI Excluding Tobacco ∆	Pay	1.980%	04/30/12		100,000	(2,311)
Lehman Brothers	6-Month GBP-LIBOR ∆	Pay	5.500%	03/20/13	GBP	600,000	25,513
Citigroup	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/13		$32,800,000	301,770
Goldman Sachs	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/13		1,700,000	27,010
Morgan Stanley	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/13		4,300,000	209,522
Royal Bank of Scotland	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/13		12,200,000	573,212
Barclays	6-Month EUR-LIBOR ∆	Receive	4.000%	12/15/14	EUR	1,000,000	3,037
Deutsche Bank	6-Month EUR-LIBOR ∆	Receive	4.000%	12/15/14		200,000	(202)

See Notes to Financial Statements	C-37	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2008

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date		Notional Amount	Unrealized Appreciation (Depreciation)

HSBC	6-Month EUR-LIBOR ∆	Receive	4.000%	12/15/14	EUR	2,500,000	($2,526)
Morgan Stanley	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/15		$6,700,000	(168,610)
Deutsche Bank	6-Month GBP-LIBOR ∆	Pay	5.000%	09/15/15	GBP	200,000	162
Goldman Sachs	6-Month GBP-LIBOR ∆	Pay	5.000%	09/15/15		300,000	697
Goldman Sachs	28-Day Mexico Interbank TIIE Banxico ∆	Pay	8.170%	11/04/16	MXN	1,200,000	881
Deutsche Bank	6-Month GBP-LIBOR ∆	Receive	5.000%	09/20/17	GBP	1,100,000	(79,847)
BNP Paribas	3-Month USD-LIBOR ∆	Pay	5.000%	06/18/18		$1,200,000	40,933
Deutsche Bank	3-Month USD-LIBOR ∆	Pay	5.000%	06/18/18		19,100,000	625,166
Citigroup	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/23		11,900,000	100,249
Deutsche Bank	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/23		1,000,000	(18,206)
Merrill Lynch	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/23		2,200,000	(74,593)
Citigroup	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/28		2,700,000	(187,501)
Merrill Lynch	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/28		700,000	(48,959)
Morgan Stanley	6-Month EUR-LIBOR ∆	Pay	4.500%	06/18/34	EUR	1,100,000	1,081
Deutsche Bank	6-Month GBP-LIBOR ∆	Receive	4.000%	12/15/35	GBP	1,000,000	11,235
Morgan Stanley	6-Month GBP-LIBOR ∆	Receive	4.000%	12/15/35		800,000	5,519
Deutsche Bank	6-Month GBP-LIBOR ∆	Receive	4.500%	12/15/35		300,000	(9,085)
Deutsche Bank	3-Month USD-LIBOR ∆	Pay	5.000%	12/15/35		$1,800,000	(6,092)
Barclays	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		4,800,000	(185,579)
BNP Paribas	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		1,000,000	(68,646)
Merrill Lynch	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		800,000	(13,973)
Royal Bank of Scotland	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		1,600,000	(166)
Goldman Sachs	6-Month EUR-LIBOR ∆	Receive	4.750%	09/19/38	EUR	2,200,000	47,412

							$1,566,986

Total Swap Agreements							$2,501,055

See Notes to Financial Statements	C-38	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments
March 31, 2008

	Principal Amount	Value

CORPORATE BONDS & NOTES - 3.52%

Consumer Discretionary - 0.16%

Wal-Mart Stores Inc
5.800% due 02/15/18	$200,000	$210,000

Energy - 0.40%

Rockies Express Pipeline LLC
4.250% due 08/20/09 ~ §	500,000	500,305

Financials - 2.64%

American Express Bank FSB
6.000% due 09/13/17	300,000	292,982
American Express Centurion Bank
6.000% due 09/13/17	200,000	194,355
American Express Co
7.000% due 03/19/18	210,000	220,858
Bank of America NA
3.089% due 02/27/09 §	500,000	499,096
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	700,000	729,540
Ford Motor Credit Co LLC
7.875% due 06/15/10	500,000	436,177
General Electric Capital Corp
2.941% due 12/12/08 §	100,000	100,212
Rabobank Nederland (Netherlands)
4.278% due 01/15/09 ~ §	100,000	99,961
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 ~ §	300,000	270,808
The Goldman Sachs Group Inc
6.750% due 10/01/37	500,000	466,586

		3,310,575

Telecommunication Services - 0.32%

BellSouth Corp
4.240% due 04/26/08 ~	400,000	400,264

Total Corporate Bonds & Notes
(Cost $4,480,911)		4,421,144

MORTGAGE-BACKED SECURITIES - 39.85%

Collateralized Mortgage Obligations - 2.38%

Bear Stearns Adjustable Rate Mortgage Trust Inc
4.125% due 03/25/35 “ §	354,952	339,539
4.550% due 08/25/35 “ §	177,397	170,539
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 “ §	75,732	71,954
4.748% due 08/25/35 “ §	104,238	103,593
Countrywide Home Loan Mortgage
Pass-Through Trust
2.939% due 06/25/35 ~ “ §	55,256	48,706
4.611% due 01/19/34 “ §	537,920	492,963
Freddie Mac
3.048% due 02/15/19 “ §	800,539	795,570
GSR Mortgage Loan Trust
4.539% due 09/25/35 “ §	142,788	136,162
Lehman XS Trust
2.679% due 07/25/46 “ §	22,766	22,093
MLCC Mortgage Investors Inc
4.715% due 12/25/34 “ §	487,520	462,673
Residential Accredit Loans Inc
2.779% due 06/25/46 “ §	235,769	192,588
Structured Asset Mortgage Investments Inc
2.809% due 05/25/36 “ §	194,286	147,254

		2,983,634

Fannie Mae - 34.13%

5.000% due 04/01/36 “	474,956	471,202
5.500% due 10/01/35 - 12/01/37 “ ±	22,876,576	23,119,679
6.000% due 12/01/35 - 04/01/38 “ ±	18,752,514	19,230,756

		42,821,637

Freddie Mac - 3.34%

5.000% due 05/13/38 “	100,000	98,766
5.500% due 12/01/36 “	663,403	670,811
6.000% due 11/01/36 - 10/01/37 “ ±	3,326,314	3,415,304

		4,184,881

Total Mortgage-Backed Securities
(Cost $48,975,229)		49,990,152

ASSET-BACKED SECURITIES - 0.00%

Freddie Mac Structured Pass-Through Securities
2.879% due 09/25/31 “ §	4,099	4,097

Total Asset-Backed Securities
(Cost $4,100)		4,097

U.S. TREASURY OBLIGATIONS - 97.17%

U.S. Treasury Bonds - 2.58%

4.375% due 02/15/38	3,200,000	3,239,001

U.S. Treasury Inflation Protected Securities - 94.59%

0.875% due 04/15/10 ^	6,702,660	6,848,376
1.625% due 01/15/15 ^	4,565,719	4,808,089
1.750% due 01/15/28 ^	505,885	500,228
1.875% due 07/15/13 ^	1,273,503	1,362,920
1.875% due 07/15/15 ^	9,357,058	10,075,912
2.000% due 04/15/12 ^	2,516,328	2,686,761
2.000% due 01/15/14 ^	7,537,609	8,100,032
2.000% due 07/15/14 ^	112,423	121,705
2.000% due 01/15/16 ^	4,392,453	4,724,908
2.000% due 01/15/26 ^	7,473,900	7,685,630
2.375% due 04/15/11 ^	5,359,500	5,707,206
2.375% due 01/15/17 ^	11,825,676	13,202,268
2.375% due 01/15/25 ^	10,362,798	11,245,087
2.375% due 01/15/27 ^	4,006,682	4,338,888
2.500% due 07/15/16 ^	5,369,790	5,999,874
2.625% due 07/15/17 ^	6,232,987	7,081,795
3.000% due 07/15/12 ^	3,330,146	3,745,059
3.375% due 04/15/32 ^	299,660	388,360
3.500% due 01/15/11 ^	3,911,776	4,280,510
3.625% due 04/15/28 ^	2,064,032	2,649,988
3.875% due 04/15/29 ^	7,566,683	10,127,927
4.250% due 01/15/10 ^	2,782,054	2,982,577

		118,664,100

Total U.S. Treasury Obligations
(Cost $121,964,643)		121,903,101

See Notes to Financial Statements	C-39	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2008

	Principal Amount		Value

FOREIGN GOVERNMENT BONDS & NOTES - 0.43%

United Kingdom Gilt Inflation Linked Bond
(United Kingdom)
2.500% due 05/20/09 ^	GBP	100,000	$535,654

Total Foreign Government Bonds & Notes
(Cost $500,642)			535,654

MUNICIPAL BONDS - 0.86%

Buckeye Tobacco Settlement Financing
Authority OH ‘A2’
5.875% due 06/01/47		$100,000	88,113
Texas Water Development Board
4.500% due 07/15/24		800,000	793,568
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47		100,000	95,461
Tobacco Settlement Financing Corp RI ‘A’
6.000% due 06/01/23		100,000	98,042

Total Municipal Bonds
(Cost $960,975)			1,075,184

PURCHASED OPTIONS - 0.24%

(See Note (g) to Notes to Schedule of Investments)
(Cost $84,254)			297,832

SHORT-TERM INVESTMENTS - 49.11%

Commercial Paper - 27.59%

Bank of America Corp
2.950% due 04/07/08		3,200,000	3,198,426
Bank of Scotland PLC
2.960% due 06/06/08		3,400,000	3,382,694
Barclays US Funding Corp
2.790% due 06/11/08		3,000,000	2,983,752
Danske Corp
2.790% due 04/15/08		3,400,000	3,396,311
ING U.S. Funding LLC
2.980% due 04/04/08		1,200,000	1,199,702
Lloyds TSB Bank PLC
2.950% due 04/08/08		3,400,000	3,398,050
Nordea Bank NA
2.980% due 04/08/08		3,400,000	3,398,030
Rabobank USA Financial Corp
3.000% due 04/08/08		3,400,000	3,398,017
Societe Generale NA
2.770% due 06/16/08		3,500,000	3,479,705
UBS Finance LLC
3.020% due 04/04/08		3,400,000	3,399,144
Unicredito Italiano Bank
2.830% due 06/16/08		3,400,000	3,380,067

			34,613,898

U.S. Treasury Bills - 20.88%

0.520% due 04/17/08		26,200,000	26,193,945

Money Market Funds - 0.64%

BlackRock Liquidity Funds Institutional TempCash		398,943	398,943
BlackRock Liquidity Funds Institutional TempFund		398,943	398,943

			797,886

Total Short-Term Investments
(Cost $61,603,774)			61,605,729

TOTAL INVESTMENTS - 191.18%
(Cost $238,574,528)			239,832,893

OTHER ASSETS & LIABILITIES, NET - (91.18%)			(114,382,930)

NET ASSETS - 100.00%			$125,449,963

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	97.17%
Short-Term Investments	49.11%
Mortgage-Backed Securities	39.85%
Corporate Bonds & Notes	3.52%
Municipal Bonds	0.86%
Foreign Government Bonds & Notes	0.43%
Purchased Options	0.24%

191.18%
Other Assets & Liabilities, Net	(91.18%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) 0.10% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(d) Investments sold short outstanding as of March 31, 2008:

Description	Principal Amount	Value

Fannie Mae
5.000% due 04/14/38	$500,000	$494,921
5.500% due 02/01/37	2,999,701	3,030,923
5.500% due 01/01/38	617,486	623,930
5.500% due 04/14/38	9,450,000	9,540,068
Freddie Mac
5.500% due 04/14/38	900,000	908,860
6.000% due 04/14/38	2,200,000	2,257,144
U.S. Treasury Bonds
4.750% due 08/15/17	800,000	885,375
4.750% due 02/15/37	400,000	430,344
U.S. Treasury Inflation
Protection Securities
1.625% due 01/15/18	403,960	428,648
U.S. Treasury Notes
3.625% due 12/31/12	930,000	980,206
4.125% due 08/31/12	700,000	751,133
4.250% due 11/15/13	600,000	654,938

Total Investments sold short
(Proceeds $20,864,521)		$20,986,490

See Notes to Financial Statements	C-40	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2008

(e) The amount of $635,000 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2008:

Long Futures Outstanding	Number of Contracts	Notional Amount		Net Unrealized Appreciation (Depreciation)

3-Month Euribor (06/08)	12	EUR	12,000,000	($8,288)
3-Month Euribor (09/08)	18		18,000,000	(12,077)
3-Month Euribor (12/08)	20		20,000,000	38,127
3-Month Euribor (03/09)	3		3,000,000	9,038
3-Month Euribor (06/09)	2		2,000,000	6,453
Eurodollar (09/08)	13		$13,000,000	45,500
Eurodollar (12/08)	17		17,000,000	95,412
Eurodollar (03/09)	57		57,000,000	325,837
Eurodollar (06/09)	31		31,000,000	191,775
Eurodollar (09/09)	19		19,000,000	97,225
Eurodollar (12/09)	1		1,000,000	1,050
United Kingdom 90-Day LIBOR
Sterling Interest Rate (06/08)	53	GBP	26,500,000	24,597
United Kingdom 90-Day LIBOR
Sterling Interest Rate (09/08)	27		13,500,000	24,163
United Kingdom 90-Day LIBOR
Sterling Interest Rate (12/08)	18		9,000,000	5,359
United Kingdom 90-Day LIBOR
Sterling Interest Rate (03/09)	4		2,000,000	4,664
United Kingdom 90-Day LIBOR
Sterling Interest Rate (06/09)	7		3,500,000	10,407
U.S. Treasury 10-Year Notes (06/08)	122		$12,200,000	99,390

Short Futures Outstanding
Euro-Bund 10-Year Notes (06/08)	17	EUR	1,700,000	10,009
Eurodollar (06/08)	17		$17,000,000	(104,550)
U.S. Treasury 2-Year Notes (06/08)	7		1,400,000	(1,109)
U.S. Treasury 5-Year Notes (06/08)	173		17,300,000	(172,547)
U.S. Treasury 20-Year Bonds (06/08)	118		11,800,000	(350,031)

				$340,404

(f) Forward foreign currency contracts outstanding as of March 31, 2008 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Buy	BRL	5,956,085	07/08	$186,846
Sell	BRL	2,878,298	07/08	61,111
Buy	BRL	851,026	12/08	(1,821)
Sell	BRL	1,049,993	12/08	16,069
Sell	CHF	85,000	06/08	(4,000)
Buy	CNY	5,916,844	03/09	93,658
Sell	CNY	5,916,844	03/09	(83,599)
Sell	EUR	804,000	04/08	(15,466)
Sell	GBP	1,572,000	04/08	(6,075)
Buy	JPY	49,337,000	05/08	10,968
Buy	KRW	302,999,950	05/08	(18,646)
Buy	KRW	24,878,820	08/08	(1,060)
Buy	MXN	17,600,851	07/08	63,439
Sell	MXN	8,045,077	07/08	(15,943)
Buy	MYR	428,498	05/08	6,873
Buy	PLN	999,197	07/08	80,936
Buy	RUB	454,950	07/08	1,192
Buy	RUB	13,522,103	11/08	15,382
Sell	RUB	7,735,420	11/08	(13,758)
Buy	SGD	513,062	05/08	29,840
Buy	SGD	24,195	11/08	474

				$406,420

See Notes to Financial Statements	C-41	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL INFLATION MANAGED FUND Schedule of Investments (Continued) March 31, 2008

(g) Purchased options outstanding as of March 31, 2008:

Interest Rate Swaptions

Counterparty	Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Notional Amount	Cost	Value

Royal Bank of Scotland	Call - OTC 2-Year Interest Rate Swap ∆	Pay	4.750%	09/26/08	$1,000,000	$5,050	$40,991

Options on Exchange-Traded Futures Contracts

Counterparty	Description	Exercise Price	Expiration Date	Numbers of Contracts	Cost	Value

Merrill Lynch	Put - CBOT U.S. Treasury 10-Year Note Futures	$102.00	05/23/08	43	$780	$672
Merrill Lynch	Call - CBOT U.S. Treasury 2-Year Note Futures	113.00	05/23/08	14	254	219
Merrill Lynch	Call - CBOT U.S. Treasury 5-Year Note Futures	125.00	05/23/08	100	1,813	781
Merrill Lynch	Call - CBOT U.S. Treasury 5-Year Note Futures	130.00	05/23/08	73	753	570
Merrill Lynch	Call - CBOT U.S. Treasury 30-Year Bond Futures	146.00	05/23/08	30	544	469
Merrill Lynch	Call - CBOT U.S. Treasury 30-Year Bond Futures	153.00	05/23/08	99	940	1,547

					$5,084	$4,258

Options on Securities

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Value

Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 2.000% due 01/15/26 ∆	$90.00	04/07/08	$7,000,000	$547	$70
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 2.375% due 01/15/25 ∆	95.00	04/07/08	10,000,000	781	200
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 1.875% due 07/15/15 ∆	99.00	04/07/08	9,000,000	703	360
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 2.000% due 01/15/14 ∆	101.00	04/07/08	4,500,000	351	1,980
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 2.375% due 01/15/17 ∆	101.00	04/07/08	11,500,000	898	—
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 3.875% due 04/15/29 ∆	118.00	04/07/08	7,000,000	547	1,050
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 0.875% due 04/15/10 ∆	100.00	04/10/08	6,000,000	469	20,340
Morgan Stanley	Put - OTC U.S. Treasury Inflation Protected Securities 2.625% due 07/15/17 ∆	104.00	04/10/08	6,000,000	469	17,280
Wachovia	Put - OTC Fannie Mae 5.500% due 06/14/38 ∆	86.38	06/05/08	5,000,000	586	5
Wachovia	Put - OTC Fannie Mae 6.000% due 06/14/38 ∆	90.00	06/05/08	3,000,000	351	84

					$5,702	$41,369

Foreign Currency Options

Counterparty	Description	Exercise Price	Expiration Date		Notional Amount	Cost	Value

Royal Bank of Scotland	Put - OTC U.S. dollar versus Euro ∆	$1.35	06/26/08	EUR	500,000	$15,734	$109,247
Morgan Stanley	Call - OTC U.S. dollar versus Euro ∆	1.39	07/08/10		500,000	26,342	19,143
Morgan Stanley	Put - OTC U.S. dollar versus Euro ∆	1.39	07/08/10		500,000	26,342	82,824

						$68,418	$211,214

Total Purchased Options						$84,254	$297,832

(h) Transactions in written options for the year ended March 31, 2008 were as follows:

	Numbers of Contracts	Premium

Outstanding, March 31, 2007	1,000,024	$18,717
Call Options Written	4,000,093	134,761
Put Options Written	4,740,094	177,760
Call Options Expired	(2,000,098)	(53,230)
Put Options Expired	(106)	(51,015)

Outstanding, March 31, 2008	7,740,007	$226,993

See Notes to Financial Statements	C-42	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL INFLATION MANAGED FUND Schedule of Investments (Continued) March 31, 2008

(i) Premiums received and value of written options outstanding as of March 31, 2008:

Interest Rate Swaptions

Counterparty	Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

Barclays	Call - OTC 10-Year Interest Rate Swap ∆	Receive	5.250%	09/15/08	$1,000,000	$26,625	$90,397
Barclays	Put - OTC 10-Year Interest Rate Swap ∆	Pay	5.250%	09/15/08	1,000,000	26,625	5,883
Lehman Brothers	Call - OTC 7-Year Interest Rate Swap ∆	Receive	5.365%	09/20/10	1,000,000	27,250	65,064
Lehman Brothers	Put - OTC 7-Year Interest Rate Swap ∆	Pay	5.365%	09/20/10	1,000,000	37,600	24,297
Royal Bank of Scotland	Call - OTC 7-Year Interest Rate Swap ∆	Receive	5.365%	09/20/10	1,000,000	31,445	65,064
Royal Bank of Scotland	Put - OTC 7-Year Interest Rate Swap ∆	Pay	5.365%	09/20/10	1,000,000	31,445	24,297

						$180,990	$275,002

Options on Exchange-Traded Futures Contracts

Counterparty	Description	Exercise Price	Expiration Date	Numbers of Contracts	Premium	Value

Merrill Lynch	Call - CBOT U.S. Treasury 30-Year Bond Futures	$122.00	05/23/08	7	$11,029	$8,094

Foreign Currency Options

Counterparty	Description	Exercise Price		Expiration Date	Notional Amount	Premium	Value

JPMorgan Chase	Put - OTC Japanese yen versus U.S. dollar ∆	JPY	95.00	03/05/09	$870,000	$17,487	$29,495
Royal Bank of Scotland	Put - OTC Japanese yen versus U.S. dollar ∆		95.00	03/05/09	870,000	17,487	29,424

						$34,974	$58,919

Total Written Options						$226,993	$342,015

(j) Swap agreements outstanding as of March 31, 2008:

Credit Default Swaps

Counterparty	Referenced Obligation	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Goldman Sachs	Ford Motor Credit Co 7.000% due 10/01/13 ∆	Sell	1.400%	09/20/08	$100,000	($3,576)
Lehman Brothers	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Sell	1.425%	09/20/08	100,000	(5,518)
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Buy	(5.050%)	09/20/08	500,000	19,268
Royal Bank of Scotland	Republic of Indonesia 6.750% due 03/10/14 ∆	Sell	0.400%	12/20/08	1,000,000	(4,798)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ∆	Sell	1.010%	06/20/12	100,000	(4,915)
Merrill Lynch	Dow Jones CDX NA HY-8 Index ∆	Buy	(2.750%)	06/20/12	198,000	15,333
Morgan Stanley	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Sell	6.850%	06/20/12	100,000	(15,561)
Royal Bank of Scotland	Lehman Brothers Holdings Inc 6.625% due 01/18/12 ∆	Sell	0.660%	09/20/12	100,000	(9,062)
Citigroup	The Bear Stearns Cos Inc 5.300% due 10/30/15 ∆	Sell	0.720%	09/20/12	100,000	(4,914)
Morgan Stanley	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Sell	0.750%	09/20/12	100,000	(2,780)
Morgan Stanley	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Sell	0.800%	09/20/12	100,000	(2,577)
Credit Suisse	Chesapeake Energy Corp 6.875% due 01/15/16 ∆	Sell	1.550%	09/20/12	100,000	(3,353)
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Sell	3.050%	09/20/12	100,000	(24,893)
Citigroup	RH Donnelley Corp 8.875% due 01/15/16 ∆	Sell	3.400%	09/20/12	100,000	(39,170)
Morgan Stanley	Ford Motor Credit Co 7.000% due 10/01/13 ∆	Sell	3.800%	09/20/12	100,000	(16,767)
Citigroup	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Buy	(5.000%)	09/20/12	100,000	20,175
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12 ∆	Sell	5.350%	09/20/12	500,000	(96,641)
BNP Paribas	The Goldman Sachs Group Inc 6.600% due 01/15/12 ∆	Buy	(0.390%)	12/20/12	100,000	4,468
Deutsche Bank	Dow Jones CDX NA IG-9 Index ∆	Sell	0.600%	12/20/12	4,600,000	48,443
Goldman Sachs	Dow Jones CDX NA IG-9 Index ∆	Sell	0.600%	12/20/12	2,400,000	15,101
Merrill Lynch	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.600%)	12/20/12	1,400,000	59,668
Morgan Stanley	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.600%)	12/20/12	1,400,000	59,669
Royal Bank of Scotland	Dow Jones CDX NA IG-9 Index ∆	Sell	0.600%	12/20/12	600,000	6,017
Deutsche Bank	Dow Jones CDX NA IG-9 Index ∆	Sell	0.710%	12/20/12	600,000	5,296
Deutsche Bank	Dow Jones CDX NA IG-9 Index ∆	Sell	0.720%	12/20/12	3,900,000	34,827
Goldman Sachs	The Bear Stearns Cos Inc 5.300% due 10/30/15 ∆	Buy	(1.780%)	12/20/12	100,000	465
Lehman Brothers	Dow Jones CDX NA HY-9 Index ∆	Sell	3.330%	12/20/12	200,000	(21,235)
Deutsche Bank	American International Group Inc 6.250% due 05/01/36 ∆	Sell	1.950%	03/20/13	1,200,000	4,724
Barclays	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.800%)	12/20/17	2,700,000	95,027
Goldman Sachs	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.800%)	12/20/17	400,000	15,403
Lehman Brothers	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.800%)	12/20/17	300,000	11,556
Morgan Stanley	Dow Jones CDX NA IG-9 Index ∆	Buy	(0.800%)	12/20/17	500,000	11,768
Morgan Stanley	Dow Jones CMBX NA AAA-3 Index ∆	Sell	0.080%	12/13/49	400,000	17,350

						$188,798

(1)

If the Fund is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

See Notes to Financial Statements	C-43	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL INFLATION MANAGED FUND Schedule of Investments (Continued) March 31, 2008

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation (Depreciation)

Morgan Stanley	6-Month JPY-LIBOR ∆	Pay	1.000%	03/18/09	JPY	300,000,000	$7,735
Barclays	6-Month GBP-LIBOR ∆	Pay	5.000%	06/15/09	GBP	1,200,000	3,083
Deutsche Bank	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/09		$3,700,000	41,648
UBS	3-Month USD-LIBOR ∆	Pay	5.000%	06/18/09		8,300,000	247,762
Barclays	6-Month Australian Bank Bill ∆	Pay	7.000%	12/15/09	AUD	800,000	(2,145)
Morgan Stanley	6-Month Australian Bank Bill ∆	Pay	7.000%	12/15/09		1,600,000	(4,351)
Morgan Stanley	6-Month GBP-LIBOR ∆	Pay	5.000%	12/19/09	GBP	3,000,000	23,971
Citigroup	6-Month Australian Bank Bill ∆	Pay	6.500%	01/15/10	AUD	300,000	(3,742)
Deutsche Bank	6-Month Australian Bank Bill ∆	Pay	6.500%	01/15/10		1,100,000	(13,454)
Royal Bank of Canada	6-Month Australian Bank Bill ∆	Pay	6.500%	01/15/10		700,000	(8,417)
Morgan Stanley	3-Month USD-LIBOR ∆	Receive	4.000%	03/18/10		$11,900,000	(75,534)
Deutsche Bank	6-Month EUR-LIBOR ∆	Pay	4.500%	03/19/10	EUR	1,200,000	10,140
Morgan Stanley	6-Month EUR-LIBOR ∆	Pay	4.500%	03/19/10		1,200,000	10,143
Deutsche Bank	6-Month GBP-LIBOR ∆	Pay	6.000%	03/20/10	GBP	1,400,000	23,328
Deutsche Bank	6-Month Australian Bank Bill ∆	Pay	7.000%	06/15/10	AUD	5,200,000	(29,972)
Barclays	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/10		$4,800,000	80,852
Credit Suisse	6-Month GBP-LIBOR ∆	Pay	5.000%	09/15/10	GBP	500,000	14,487
Royal Bank of Scotland	6-Month GBP-LIBOR ∆	Pay	5.000%	09/15/10		1,000,000	30,256
Barclays	France CPI Excluding Tobacco ∆	Pay	2.103%	10/15/10	EUR	500,000	5,357
UBS	France CPI Excluding Tobacco ∆	Pay	2.146%	10/15/10		100,000	857
JPMorgan Chase	France CPI Excluding Tobacco ∆	Pay	2.261%	07/14/11		500,000	7,426
JPMorgan Chase	France CPI Excluding Tobacco ∆	Pay	2.028%	10/15/11		200,000	(721)
UBS	France CPI Excluding Tobacco ∆	Pay	2.095%	10/15/11		300,000	(111)
Goldman Sachs	France CPI Excluding Tobacco ∆	Pay	1.976%	12/15/11		4,000,000	(62,575)
BNP Paribas	France CPI Excluding Tobacco ∆	Pay	1.988%	12/15/11		1,000,000	(15,813)
Morgan Stanley	BRL - CDI Compounded ∆	Pay	10.115%	01/02/12	BRL	1,300,000	(38,533)
UBS	BRL - CDI Compounded ∆	Pay	10.575%	01/02/12		2,400,000	(85,472)
Barclays	BRL - CDI Compounded ∆	Pay	10.680%	01/02/12		2,200,000	(56,132)
Lehman Brothers	BRL - CDI Compounded ∆	Pay	12.540%	01/02/12		1,400,000	(12,516)
Morgan Stanley	BRL - CDI Compounded ∆	Pay	12.540%	01/02/12		1,100,000	(5,017)
Deutsche Bank	6-Month JPY-LIBOR ∆	Pay	1.500%	12/20/12	JPY	30,000,000	3,341
Morgan Stanley	6-Month JPY-LIBOR ∆	Pay	1.500%	12/20/12		50,000,000	5,684
UBS	6-Month JPY-LIBOR ∆	Pay	1.500%	12/20/12		60,000,000	6,831
Morgan Stanley	3-Month USD-LIBOR ∆	Pay	4.000%	03/18/13		$4,300,000	97,455
Barclays	3-Month USD-LIBOR ∆	Pay	4.000%	06/18/13		1,800,000	84,282
Royal Bank of Scotland	6-Month GBP-LIBOR ∆	Pay	5.000%	09/17/13	GBP	700,000	(3,235)
Deutsche Bank	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/15		$300,000	(12,827)
Royal Bank of Scotland	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/15		1,000,000	(58,846)
Goldman Sachs	6-Month GBP-LIBOR ∆	Receive	5.000%	09/15/15	GBP	300,000	(12,287)
UBS	Eurostat Eurozone HICP Excluding Tobacco ∆	Receive	2.275%	10/15/16	EUR	200,000	324
UBS	France CPI Excluding Tobacco ∆	Pay	2.350%	10/15/16		200,000	324
JPMorgan Chase	France CPI Excluding Tobacco ∆	Pay	2.353%	10/15/16		100,000	411
Citigroup	28-Day Mexico Interbank TIIE Banxico ∆	Pay	8.170%	11/04/16	MXN	3,600,000	8,818
Goldman Sachs	28-Day Mexico Interbank TIIE Banxico ∆	Pay	8.170%	11/04/16		5,200,000	11,745
Merrill Lynch	28-Day Mexico Interbank TIIE Banxico ∆	Pay	8.170%	11/04/16		3,700,000	8,276
Credit Suisse	6-Month EUR-LIBOR ∆	Receive	4.000%	06/15/17	EUR	500,000	21,560
Royal Bank of Scotland	3-Month Canadian Bank Bill ∆	Receive	5.500%	06/20/17	CAD	200,000	(6,449)
Barclays	United Kingdom RPI Index ∆	Pay	3.250%	12/14/17	GBP	400,000	(6,351)
Barclays	6-Month Australian Bank Bill ∆	Receive	6.750%	12/15/17	AUD	100,000	1,971
Morgan Stanley	6-Month Australian Bank Bill ∆	Receive	6.750%	12/15/17		200,000	4,021
Royal Bank of Scotland	United Kingdom RPI Index ∆	Pay	3.183%	12/19/17	GBP	600,000	(10,979)
Lehman Brothers	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/18		$7,200,000	(295,497)
Royal Bank of Scotland	United Kingdom RPI Index ∆	Pay	3.440%	09/10/27	GBP	100,000	(5,117)
Morgan Stanley	6-Month EUR-LIBOR ∆	Pay	4.500%	06/18/34	EUR	200,000	2,284
Barclays	6-Month GBP-LIBOR ∆	Receive	4.000%	12/15/35	GBP	400,000	24,491
Credit Suisse	6-Month GBP-LIBOR ∆	Receive	4.000%	12/15/35		200,000	12,378
HSBC	6-Month GBP-LIBOR ∆	Receive	4.250%	06/12/36		200,000	25,861
Deutsche Bank	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		$3,200,000	(14,292)
Royal Bank of Scotland	3-Month USD-LIBOR ∆	Receive	5.000%	06/18/38		400,000	(5,676)

							$(18,959)

Total Swap Agreements							$169,839

See Notes to Financial Statements	C-44	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL COMSTOCK FUND Schedule of Investments March 31, 2008

	Shares	Value

COMMON STOCKS - 95.07%

Consumer Discretionary - 15.54%

Comcast Corp ‘A’	221,000	$4,274,140
J.C. Penney Co Inc	17,400	656,154
Liberty Media Corp - Entertainment ‘A’ *	53,100	1,202,184
Liberty Media Corp - Interactive ‘A’ *	84,875	1,369,883
Lowe’s Cos Inc	32,000	734,080
Macy’s Inc	28,800	664,128
News Corp ‘B’	87,800	1,671,712
The Home Depot Inc	24,400	682,468
Time Warner Inc	271,800	3,810,636
Viacom Inc ‘B’ *	112,050	4,439,421

		19,504,806

Consumer Staples - 19.64%

Altria Group Inc	32,800	728,160
Anheuser-Busch Cos Inc	26,890	1,275,931
Cadbury Schweppes PLC ADR (United Kingdom)	68,400	3,024,648
CVS Caremark Corp	52,300	2,118,673
Kimberly-Clark Corp	19,900	1,284,545
Kraft Foods Inc ‘A’	98,502	3,054,547
Philip Morris International Inc *	32,800	1,659,024
Sara Lee Corp	32,800	458,544
The Coca-Cola Co	33,700	2,051,319
The Procter & Gamble Co	16,900	1,184,183
Unilever NV ‘NY’ (Netherlands)	80,800	2,725,384
Wal-Mart Stores Inc	96,500	5,083,620

		24,648,578

Financials - 25.15%

Aflac Inc	9,300	604,035
American International Group Inc	30,800	1,332,100
Bank of America Corp	117,800	4,465,798
Barclays PLC ADR (United Kingdom)	3,200	115,840
Berkshire Hathaway Inc ‘B’ *	205	916,945
Citigroup Inc	136,200	2,917,404
Fannie Mae	11,400	300,048
Freddie Mac	30,100	762,132
Genworth Financial Inc ‘A’	21,200	479,968
JPMorgan Chase & Co	48,900	2,100,255
Merrill Lynch & Co Inc	25,900	1,055,166
MetLife Inc	24,100	1,452,266
The Bank of New York Mellon Corp	49,739	2,075,608
The Chubb Corp	67,580	3,343,858
The Hartford Financial Services Group Inc	18,100	1,371,437
The PNC Financial Services Group Inc	19,900	1,304,843
The Travelers Cos Inc	22,186	1,061,600
Torchmark Corp	5,500	330,605
U.S. Bancorp	28,000	906,080
Wachovia Corp	101,656	2,744,712
Wells Fargo & Co	66,500	1,935,150

		31,575,850

Health Care - 12.90%

Abbott Laboratories	27,200	1,500,080
Boston Scientific Corp *	82,300	1,059,201
Bristol-Myers Squibb Co	121,400	2,585,820
Cardinal Health Inc	36,700	1,927,117
Eli Lilly & Co	17,700	913,143
GlaxoSmithKline PLC ADR (United Kingdom)	9,500	403,085
Pfizer Inc	66,100	1,383,473
Roche Holding AG ADR (Switzerland)	3,800	359,041
Schering-Plough Corp	122,400	1,763,784
UnitedHealth Group Inc	13,200	453,552
WellPoint Inc *	8,400	370,692
Wyeth	83,300	3,478,608

		16,197,596

Industrials - 2.14%

General Electric Co	44,600	1,650,646
Southwest Airlines Co	83,300	1,032,920

		2,683,566

Information Technology - 6.54%

Alcatel-Lucent ADR (France)	72,600	418,176
Computer Sciences Corp *	11,000	448,690
Dell Inc *	60,900	1,213,128
eBay Inc *	18,200	543,088
Hewlett-Packard Co	19,600	894,936
Intel Corp	22,600	478,668
International Business Machines Corp	17,300	1,991,922
KLA-Tencor Corp	12,900	478,590
Microsoft Corp	20,600	584,628
Telefonaktiebolaget LM Ericsson ADR (Sweden)	15,600	306,540
Texas Instruments Inc	9,300	262,911
The Western Union Co	27,900	593,433

		8,214,710

Materials - 8.13%

Alcoa Inc	16,200	584,172
E.I. du Pont de Nemours & Co	70,499	3,296,533
International Paper Co	180,658	4,913,898
Rohm & Haas Co	26,200	1,416,896

		10,211,499

Telecommunication Services - 5.03%

AT&T Inc	63,200	2,420,560
Verizon Communications Inc	106,800	3,892,860

		6,313,420

Total Common Stocks (Cost $131,449,852)		119,350,025

Principal Amount

SHORT-TERM INVESTMENTS - 4.61%

U.S. Government Agency Issue - 4.54%

Federal Home Loan Bank 1.500% due 04/01/08	$5,700,000	5,700,000

	Shares

Money Market Funds - 0.07%

BlackRock Liquidity Funds Institutional TempCash	42,339	42,339
BlackRock Liquidity Funds Institutional TempFund	42,339	42,339

		84,678

Total Short-Term Investments (Cost $5,784,678)		5,784,678

TOTAL INVESTMENTS - 99.68% (Cost $137,234,530)		125,134,703

OTHER ASSETS & LIABILITIES, NET - 0.32%		400,188

NET ASSETS - 100.00%		$125,534,891

See Notes to Financial Statements	C-45	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL COMSTOCK FUND Schedule of Investments (Continued) March 31, 2008

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Financials	25.15%
Consumer Staples	19.64%
Consumer Discretionary	15.54%
Health Care	12.90%
Materials	8.13%
Information Technology	6.54%
Telecommunication Services	5.03%
Short-Term Investments	4.61%
Industrials	2.14%

99.68%
Other Assets & Liabilities, Net	0.32%

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	C-46	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MID-CAP GROWTH FUND Schedule of Investments March 31, 2008

	Shares	Value

COMMON STOCKS - 94.82%

Consumer Discretionary - 32.02%

Abercrombie & Fitch Co ‘A’	19,409	$1,419,574
Apollo Group Inc ‘A’ *	10,702	462,326
Choice Hotels International Inc	14,732	502,509
Coach Inc *	27,590	831,838
Ctrip.com International Ltd ADR (Cayman)	20,875	1,106,793
Discovery Holding Co ‘A’ *	34,486	731,793
Focus Media Holding Ltd ADR (Cayman) *	11,835	416,000
Gafisa SA ADR (Brazil) *	20,997	700,460
Grupo Televisa SA ADR (Mexico)	34,017	824,572
Lamar Advertising Co ‘A’ *	15,765	566,436
Li & Fung Ltd (Bermuda) +	316,000	1,183,674
Lululemon Athletica Inc *	17,840	507,191
Marriott International Inc ‘A’	22,351	767,980
Mohawk Industries Inc *	6,796	486,662
Morningstar Inc *	11,476	704,053
New Oriental Education & Technology Group Inc ADR (Cayman) *	7,938	514,859
NVR Inc *	833	497,717
priceline.com Inc *	9,068	1,095,958
Starbucks Corp *	65,048	1,138,340
Wynn Resorts Ltd	22,501	2,264,501

		16,723,236

Energy - 11.27%

Range Resources Corp	10,069	638,878
Southwestern Energy Co *	60,572	2,040,671
Ultra Petroleum Corp (Canada) *	41,388	3,207,570

		5,887,119

Financials - 9.70%

Alleghany Corp *	1,679	573,351
Brookfield Asset Management Inc ‘A’ (Canada)	21,249	570,111
Calamos Asset Management Inc ‘A’	27,984	455,580
Forest City Enterprises Inc ‘A’	19,525	718,520
GLG Partners Inc *	40,078	475,726
IntercontinentalExchange Inc *	6,748	880,614
Leucadia National Corp	30,743	1,390,198

		5,064,100

Health Care - 7.75%

Allergan Inc	11,924	672,394
Gen-Probe Inc *	14,939	720,060
Illumina Inc *	20,422	1,550,030
Techne Corp *	16,424	1,106,321

		4,048,805

Industrials - 14.17%

Aecom Technology Corp *	14,523	377,743
C.H. Robinson Worldwide Inc	25,404	1,381,978
Covanta Holding Corp *	20,238	556,545
Expeditors International of Washington Inc	23,485	1,061,052
Grupo Aeroportuario del Pacifico SA de CV ADR (Mexico)	17,139	771,255
IHS Inc ‘A’ *	13,134	844,648
Monster Worldwide Inc *	24,677	597,430
Stericycle Inc *	14,198	731,197
The Corporate Executive Board Co	19,355	783,490
UAL Corp	13,651	293,906

		7,399,244

Information Technology - 11.86%

Akamai Technologies Inc *	16,904	476,017
Alibaba.com Ltd (Cayman) *	306,400	634,638
Baidu.com Inc ADR (Cayman) *	4,981	1,193,597
Equinix Inc *	7,610	505,989
Iron Mountain Inc *	23,961	633,529
NHN Corp (South Korea) + *	3,620	850,073
salesforce.com inc *	14,688	849,995
Tencent Holdings Ltd (Cayman) +	181,600	1,047,958

		6,191,796

Materials - 5.33%

Martin Marietta Materials Inc	12,463	1,323,197
Nalco Holding Co	47,122	996,630
Texas Industries Inc	7,726	464,410

		2,784,237

Telecommunication Services - 1.10%

NII Holdings Inc *	18,166	577,315

Utilities - 1.62%

Questar Corp	14,922	843,988

Total Common Stocks (Cost $44,634,357)		49,519,840

OPEN-END MUTUAL FUND - 2.39%

Aeroplan Income Fund (Canada)	70,132	1,246,928

Total Open-End Mutual Fund (Cost $1,038,226)		1,246,928

Principal Amount

SHORT-TERM INVESTMENTS - 2.86%

U.S. Government Agency Issue - 2.85%

Federal Home Loan Bank 1.500% due 04/01/08	$1,490,000	1,490,000

	Shares

Money Market Fund - 0.01%

BlackRock Liquidity Funds Institutional TempCash	5,964	5,964

Total Short-Term Investments (Cost $1,495,964)		1,495,964

TOTAL INVESTMENTS - 100.07% (Cost $47,168,547)		52,262,732

OTHER ASSETS & LIABILITIES, NET - (0.07%)		(36,886)

NET ASSETS - 100.00%		$52,225,846

See Notes to Financial Statements	C-47	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS PL MID-CAP GROWTH FUND Schedule of Investments (Continued) March 31, 2008

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	32.02%
Industrials	14.17%
Information Technology	11.86%
Energy	11.27%
Financials	9.70%
Health Care	7.75%
Materials	5.33%
Short-Term Investments	2.86%
Open-end Mutual Fund	2.39%
Utilities	1.62%
Telecommunication Services	1.10%

100.07%
Other Assets & Liabilities, Net	(0.07%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $3,081,705 or 5.90% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-48	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
Schedule of Investments
March 31, 2008

	Shares	Value

COMMON STOCKS - 95.82%

Consumer Discretionary - 7.32%

Gaylord Entertainment Co *	1,006	$30,472
Millennium & Copthorne Hotels PLC (United Kingdom) +	21,010	173,249
Morgans Hotel Group Co *	19,814	293,643
Starwood Hotels & Resorts Worldwide Inc	44,434	2,299,460

		2,796,824

Financials - 86.83%

Acadia Realty Trust REIT	12,665	305,860
AMB Property Corp REIT	13,705	745,826
AvalonBay Communities Inc REIT	24,916	2,404,892
Boston Properties Inc REIT	18,953	1,745,003
Brandywine Realty Trust REIT	1,864	31,613
BRE Properties Inc REIT	9,650	439,654
Brookfield Properties Corp (Canada)	86,730	1,674,756
Camden Property Trust REIT	16,730	839,846
Care Investment Trust Inc REIT	3,680	38,824
DCT Industrial Trust Inc REIT	17,335	172,657
Developers Diversified Realty Corp REIT	6,210	260,075
DiamondRock Hospitality Co REIT	9,580	121,379
Douglas Emmett Inc REIT	10,941	241,358
Duke Realty Corp REIT	34,120	778,277
Equity Lifestyle Properties Inc REIT	6,990	345,096
Equity One Inc REIT	281	6,736
Equity Residential REIT	62,284	2,584,163
Essex Property Trust Inc REIT	3,227	367,813
Extendicare REIT (Canada)	1,580	18,010
Federal Realty Investment Trust REIT	10,173	792,985
Forest City Enterprises Inc ‘A’	15,960	587,328
General Growth Properties Inc REIT	24,697	942,684
GMH Communities Trust REIT	12,720	110,410
Healthcare Realty Trust Inc REIT	35,830	936,955
Hersha Hospitality Trust REIT	13,497	121,878
Highwoods Properties Inc REIT	3,546	110,174
Host Hotels & Resorts Inc REIT	119,294	1,899,160
Kilroy Realty Corp REIT	7,179	352,561
LaSalle Hotel Properties REIT	2,695	77,427
Liberty Property Trust REIT	35,302	1,098,245
Mack-Cali Realty Corp REIT	29,236	1,044,018
Parkway Properties Inc REIT	1,108	40,952
Plum Creek Timber Co Inc REIT	12,098	492,389
Post Properties Inc REIT	15,076	582,235
ProLogis REIT	14,752	868,303
PS Business Parks Inc REIT	5,262	273,098
Public Storage REIT	8,792	779,147
Ramco-Gershenson Properties Trust REIT	6,715	141,754
Regency Centers Corp REIT	22,666	1,467,850
Senior Housing Properties Trust REIT	20,585	487,865
Simon Property Group Inc REIT	36,035	3,348,012
SL Green Realty Corp REIT	1,003	81,714
Sovran Self Storage Inc REIT	6,957	297,133
Strategic Hotels & Resorts Inc REIT	31,857	418,282
Taubman Centers Inc REIT	5,074	264,355
The Macerich Co REIT	13,063	917,937
U-Store-It Trust REIT	2,250	25,493
Ventas Inc REIT	950	42,664
Vornado Realty Trust REIT	16,460	1,419,017
Weingarten Realty Investors REIT	370	12,743

		33,156,606

Health Care - 1.67%

Assisted Living Concepts Inc ‘A’ *	44,861	264,231
Brookdale Senior Living Inc	15,610	373,079

		637,310

Total Common Stocks (Cost $35,900,429)		36,590,740

SHORT-TERM INVESTMENT - 3.92%

Money Market Fund - 3.92%

BlackRock Liquidity Funds Institutional TempFund	1,496,807	1,496,807

Total Short-Term Investment (Cost $1,496,807)		1,496,807

TOTAL INVESTMENTS - 99.74% (Cost $37,397,236)		38,087,547

OTHER ASSETS & LIABILITIES, NET - 0.26%		99,428

NET ASSETS - 100.00%		$38,186,975

Notes to Schedule of Investments

(a) As of March 31, 2008, the Fund was diversified by property sector as a percentage of net assets as follows:

Retail	22.12%
Office/Industrial	21.58%
Residential	19.19%
Lodging	14.23%
Diversified	8.86%
Health Care/Assisted Living	5.66%
Self-Storage	2.89%
Land	1.29%

95.82%
Short-Term Investment	3.92%
Other Assets & Liabilities, Net	0.26%

100.00%

(b) Securities with a total aggregate market value of $173,249 or 0.45% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-49	See explanation of symbols and terms, if any, on page C-50

PACIFIC LIFE FUNDS
Schedule of Investments (Continued)
Explanation of Symbols and Terms
March 31, 2008

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.

+	Securities were fair valued under procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

~

Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933Act.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of March 31, 2008.

±	Securities are grouped by coupon rate and represent a range of maturities.

‡	Securities were fully/partially segregated with the broker(s)/custodian to cover margin requirements for open futures contracts as of March 31,2008.

#	Securities purchased on a when-issued basis.

“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

◊	Total shares owned by the fund as of March 31, 2008 were less than one share.

Δ	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to the Fund policy and procedures. (See Note V in Notes to Financial Statements).

Explanation of Terms for Schedules of Investments

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
USD	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
CMM	Constant Maturity Mortgage
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
HSI	Hong Kong Stock Exchange
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-convertible savings shares on Italian Stock Exchanges)
XAMS	Amsterdam Stock Exchange
XBSP	Sao Paulo Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange

Note: The descriptions and industry classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable and are not covered by the Report of the Independent Registered Public Accounting Firm.

See Notes to Financial Statements	C-50

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2008

	PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate- Conservative	PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate- Aggressive	PL Portfolio Optimization Aggressive	PL Money Market Fund	PL Small- Cap Growth Fund	PL International Value Fund

ASSETS
Investments, at cost	$54,074,758	$114,988,901	$435,781,665	$466,398,532	$213,254,769	$42,641,651	$37,966,704	$125,246,807

Investments, at value	$55,393,634	$116,546,027	$436,638,080	$458,530,915	$202,764,490	$42,641,651	$35,521,145	$120,495,398
Cash (1)	334,901	25,943	—	209,218	—	—	2,739,292	4,458,706
Receivables:
Dividends and interest	107,049	161,206	467,861	313,961	42,443	76,076	6,682	769,399
Foreign tax reclaim	—	—	—	—	—	—	—	122,470
Fund shares sold	1,100,488	720,007	1,598,745	1,764,938	539,222	197,039	2,423	39,855
Securities sold	—	—	270,629	—	71,536	—	79,715	222,163
Variation Margin	—	—	—	—	—	—	—	83,658
Due from adviser and/or administrator	23,422	47,042	170,637	176,049	88,105	7,580	17,070	24,709
Prepaid expenses and other assets	15,417	18,828	32,947	33,466	22,821	5,490	11,629	14,315

Total Assets	56,974,911	117,519,053	439,178,899	461,028,547	203,528,617	42,927,836	38,377,956	126,230,673

LIABILITIES
Payables:
Fund shares redeemed	124,647	515,328	795,853	1,072,819	320,110	237,124	2,429	4
Securities purchased	441,457	186,862	467,163	521,740	42,240	—	383,691	483,480
Due to custodian	—	—	270,629	—	70,695	—	—	—
Income distributions	—	—	—	—	—	230	—	—
Accrued advisory fees	—	—	—	—	—	14,602	31,377	88,121
Accrued administration fees	15,396	33,917	128,295	134,666	59,264	12,776	10,982	36,285
Accrued support service expenses	2,202	6,312	24,662	26,424	12,038	1,321	2,642	7,193
Accrued custodian fees and expenses	3,188	3,745	4,998	4,821	4,930	7,403	9,300	16,916
Accrued legal and audit fees	8,561	24,998	98,337	105,597	48,023	5,283	10,653	28,550
Accrued deferred trustee compensation and expenses	1,771	4,804	17,419	18,144	7,566	7,090	4,969	9,957
Accrued distribution and/or service fees	4,376	9,199	34,255	36,375	15,202	2,035	1,916	6,186
Accrued transfer agency out-of-pocket expenses	3,323	9,811	40,205	44,492	20,947	1,789	3,374	9,141
Accrued other	2,448	7,040	27,533	29,531	13,454	1,752	3,670	12,128

Total Liabilities	607,369	802,016	1,909,349	1,994,609	614,469	291,405	465,003	697,961

NET ASSETS	$56,367,542	$116,717,037	$437,269,550	$459,033,938	$202,914,148	$42,636,431	$37,912,953	$125,532,712

(1)	Includes margin deposits of $62,993 segregated for futures contracts in the PL International Value Fund.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2008

	PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate- Conservative	PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate- Aggressive	PL Portfolio Optimization Aggressive	PL Money Market Fund (1)	PL Small-Cap Growth Fund	PL International Value Fund

NET ASSETS CONSIST OF:
Paid-in capital	$55,316,464	$114,293,935	$429,830,953	$458,004,272	$208,851,592	$42,627,538	$42,890,365	$130,182,212
Undistributed/accumulated net investment income (loss)	188,310	260,033	578,354	136,712	(5,892)	8,980	(4,547)	450,483
Undistributed/accumulated net realized gain (loss)	(456,108)	605,943	6,003,828	8,760,571	4,558,727	(87)	(2,527,306)	(391,541)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	1,318,876	1,557,126	856,415	(7,867,617)	(10,490,279)	—	(2,445,559)	(4,708,442)

NET ASSETS	$56,367,542	$116,717,037	$437,269,550	$459,033,938	$202,914,148	$42,636,431	$37,912,953	$125,532,712

Class A Shares:
Net Assets	$24,002,817	$50,388,944	$192,707,138	$203,091,317	$96,229,587	$42,636,431	$37,258,149	$124,055,430
Shares of beneficial interest outstanding	2,274,631	4,597,575	16,743,036	17,222,972	7,993,297	42,638,206	4,083,681	9,673,149
Net Asset Value per share*	$10.55	$10.96	$11.51	$11.79	$12.04	$1.00	$9.12	$12.82
Sales Charge - Maximum is 5.50% of offering price	0.61	0.64	0.67	0.69	0.70	—	0.53	0.75

Maximum offering price per share	$11.16	$11.60	$12.18	$12.48	$12.74	$1.00	$9.65	$13.57

Class B Shares:
Net Assets	$4,894,807	$15,092,058	$56,387,087	$68,162,164	$30,059,409		$361,929	$533,340
Shares of beneficial interest outstanding	466,463	1,385,360	4,928,814	5,828,845	2,520,640		41,366	42,527
Net Asset Value and offering price per share*	$10.49	$10.89	$11.44	$11.69	$11.93		$8.75	$12.54

Class C Shares:
Net Assets	$25,840,718	$48,205,032	$180,421,141	$184,633,879	$75,389,198		$292,875	$943,942
Shares of beneficial interest outstanding	2,463,569	4,426,355	15,793,557	15,825,809	6,326,273		33,415	75,228
Net Asset Value and offering price per share*	$10.49	$10.89	$11.42	$11.67	$11.92		$8.76	$12.55

Class R Shares:**
Net Assets	$1,629,200	$3,031,003	$7,754,184	$3,146,578	$1,235,954
Shares of beneficial interest outstanding	154,653	276,986	675,499	266,964	102,781
Net Asset Value per share	$10.53	$10.94	$11.48	$11.79	$12.03

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

**	Class R shares are offered to the PL Portfolio Optimization Funds only.

(1)	PL Money Market Fund offers Class A shares only and is not subject to a front-end sales load.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2008

	PL Large- Cap Value Fund	PL Short Duration Bond Fund	PL Growth LT Fund	PL Mid- Cap Value Fund	PL Large- Cap Growth Fund	PL International Large-Cap Fund	PL Small- Cap Value Fund	PL Main Street Core Fund

ASSETS
Investments, at cost	$66,991,092	$76,999,382	$73,197,738	$93,156,592	$24,457,123	$86,161,214	$20,805,349	$110,522,383

Investments, at value	$68,280,089	$78,335,189	$77,491,790	$85,925,063	$26,989,453	$96,866,964	$19,232,448	$111,139,899
Cash	2,124,321	4,770,821	—	—	323,844	—	—	1,320,236
Foreign currency held, at value (1)	—	—	20,734	—	—	61,844	—	—
Receivables:
Dividends and interest	156,783	696,584	87,266	93,315	18,239	396,898	28,810	117,789
Foreign tax reclaim	—	—	15,534	—	—	119,403	—	—
Fund shares sold	28,017	79,952	17,206	33,373	3,046	19,313	10,292	107,033
Securities sold	—	—	1,567,550	1,004,302	—	120,521	11,953	915,150
Variation margin	—	21,121	—	—	—	—	—	—
Due from adviser and/or administrator	13,870	9,500	41,393	7,597	6,064	18,224	6,647	12,341
Forward foreign currency contracts appreciation	—	—	13,983	—	—	—	—	—
Prepaid expenses and other assets	12,537	13,193	12,871	13,019	10,963	13,765	3,415	4,828

Total Assets	70,615,617	83,926,360	79,268,327	87,076,669	27,351,609	97,616,932	19,293,565	113,617,276

LIABILITIES
Payables:
Fund shares redeemed	11,865	41,148	4,644	—	6,098	2,746	30,431	—
Securities purchased	—	4,005	1,026,425	1,516,689	22,240	169,836	115,264	1,510,707
Income distributions	—	6	—	—	—	—	—	—
Accrued advisory fees	50,017	42,474	49,453	60,103	21,358	84,272	15,366	60,672
Accrued administration fees	20,595	24,776	23,078	24,748	7,869	28,091	5,661	32,670
Accrued support service expenses	4,110	4,404	4,551	4,844	1,908	5,432	1,028	6,312
Accrued custodian fees and expenses	5,004	4,495	29,947	8,168	14,580	29,964	5,564	19,254
Accrued legal and audit fees	16,438	17,741	18,199	19,459	7,675	21,807	3,980	25,243
Accrued deferred trustee compensation and expenses	10,169	3,840	7,466	3,200	12,363	6,874	254	3,997
Accrued distribution and/or service fees	3,608	4,011	3,868	4,124	1,452	4,800	921	5,377
Accrued transfer agency out-of-pocket expenses	5,326	5,566	5,813	6,110	2,479	6,918	1,294	7,947
Accrued other	5,000	5,814	5,995	5,906	2,471	7,861	1,969	8,901
Forward foreign currency contracts depreciation	—	—	146,295	—	—	—	—	—

Total Liabilities	132,132	158,280	1,325,734	1,653,351	100,493	368,601	181,732	1,681,080

NET ASSETS	$70,483,485	$83,768,080	$77,942,593	$85,423,318	$27,251,116	$97,248,331	$19,111,833	$111,936,196

(1)	Foreign currency held at cost for the PL Growth LT and PL International Large-Cap Funds were $21,000 and $55,262, respectively.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2008

	PL Large-Cap Value Fund	PL Short Duration Bond Fund	PL Growth LT Fund	PL Mid-Cap Value Fund	PL Large-Cap Growth Fund	PL International Large-Cap Fund	PL Small-Cap Value Fund (1)	PL Main Street Core Fund (1)

NET ASSETS CONSIST OF:
Paid-in capital	$69,266,459	$81,037,567	$72,296,112	$98,570,252	$26,422,553	$86,349,513	$20,939,174	$120,984,815
Undistributed/accumulated net investment income (loss)	75,077	5,254	(23,784)	224,019	(12,087)	89,152	56,640	201,237
Undistributed/accumulated net realized gain (loss)	(147,048)	1,095,893	1,507,049	(6,139,424)	(1,691,680)	77,642	(311,080)	(9,867,372)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	1,288,997	1,629,366	4,163,216	(7,231,529)	2,532,330	10,732,024	(1,572,901)	617,516

NET ASSETS	$70,483,485	$83,768,080	$77,942,593	$85,423,318	$27,251,116	$97,248,331	$19,111,833	$111,936,196

Class A Shares:
Net Assets	$68,900,682	$83,683,367	$77,196,396	$85,207,979	$26,234,926	$96,049,216	$19,111,833	$111,936,196
Shares of beneficial interest outstanding	5,944,756	8,186,632	6,112,962	9,555,368	2,839,571	6,177,440	2,173,000	11,300,857
Net Asset Value per share*	$11.59	$10.22	$12.63	$8.92	$9.24	$15.55	$8.80	$9.91
Sales Charge - Maximum is 5.50% of offering price	0.67	0.59	0.74	0.52	0.54	0.91	—	—

Maximum offering price per share	$12.26	$10.81	$13.37	$9.44	$9.78	$16.46	$8.80	$9.91

Class B Shares:
Net Assets	$562,145	$40,024	$397,149	$57,663	$389,305	$607,103
Shares of beneficial interest outstanding	49,419	3,919	32,393	6,585	43,731	40,130
Net Asset Value and offering price per share*	$11.38	$10.21	$12.26	$8.76	$8.90	$15.13

Class C Shares:
Net Assets	$1,020,658	$44,689	$349,048	$157,676	$626,885	$592,012
Shares of beneficial interest outstanding	90,004	4,367	28,569	18,025	70,540	38,958
Net Asset Value and offering price per share*	$11.34	$10.23	$12.22	$8.75	$8.89	$15.20

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Small-Cap Value and PL Main Street Core Funds offer Class A shares only and are not subject to a front-end sales load.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2008

	PL Emerging Markets Fund	PL Managed Bond Fund	PL Inflation Managed Fund	PL Comstock Fund	PL Mid-Cap Growth Fund	PL Real Estate Fund

ASSETS
Investments, at cost	$38,921,968	$230,345,441	$238,574,528	$137,234,530	$47,168,547	$37,397,236

Investments, at value	$47,180,408	$232,513,472	$239,832,893	$125,134,703	$52,262,732	$38,087,547
Cash (1)	—	1,063,000	635,000	—	—	—
Foreign currency held, at value (2)	647,534	907,555	414,850	—	1,746	836
Receivables:
Dividends and interest	129,762	1,361,804	1,022,472	204,224	11,333	188,488
Foreign tax reclaim	3,336	—	—	—	—	—
Fund shares sold	—	159,473	48,323	67,514	1,719	13,241
Securities sold	58,151	20,010,556	3,649,459	385,920	48,487	205,029
Variation margin	—	549,581	100,883	—	—	—
Securities sold short	—	40,503,296	31,640,969	—	—	—
Swap agreements	—	2,986,566	357,535	—	—	—
Due from adviser and/or administrator	9,561	47,570	36,915	19,374	14,662	1,579
Forward foreign currency contracts appreciation	—	945,211	566,788	—	—	—
Prepaid expenses and other assets	2,912	15,664	14,320	14,325	12,870	10,779
Swap appreciation	—	4,395,859	1,271,660	—	—	—

Total Assets	48,031,664	305,459,607	279,592,067	125,826,060	52,353,549	38,507,499

LIABILITIES
Payables:
Fund shares redeemed	40,326	78,821	108,294	9,127	5,409	41,104
Securities purchased	193,986	79,272,665	119,258,394	65,694	17,688	205,305
Securities covering shorts	—	—	10,759,498	—	—	—
Securities sold short, at value (proceeds $40,238,825 and $20,864,521, respectively)	—	40,603,113	20,986,490	—	—	—
Swap agreements	—	2,871,700	1,187,681	—	—	—
Income distributions	—	2,131	545	—	—	—
Accrued advisory fees	40,812	89,232	63,602	100,151	39,475	36,372
Accrued administration fees	14,284	52,052	37,101	36,898	15,352	11,051
Accrued support service expenses	2,936	9,248	6,459	7,340	3,376	2,055
Accrued custodian fees and expenses	58,248	23,760	20,268	10,525	13,042	7,433
Accrued legal and audit fees	12,000	36,683	25,830	29,094	13,847	8,262
Accrued deferred trustee compensation and expenses	2,332	16,898	7,113	8,029	7,961	1,688
Accrued foreign capital gains tax	11,577	—	—	—	—	—
Accrued distribution and/or service fees	2,298	8,895	6,374	6,245	2,813	1,893
Accrued transfer agency out-of-pocket expenses	3,696	11,804	8,398	9,355	4,401	2,605
Accrued interest	—	264,471	43,739	—	—	—
Accrued other	16,456	27,121	18,114	8,711	4,339	2,756
Forward foreign currency contracts depreciation	—	210,446	160,368	—	—	—
Outstanding options written, at value (premiums received $674,080 and $226,993, respectively)	—	1,196,480	342,015	—	—	—
Swap depreciation	—	1,894,804	1,101,821	—	—	—

Total Liabilities	398,951	126,670,324	154,142,104	291,169	127,703	320,524

NET ASSETS	$47,632,713	$178,789,283	$125,449,963	$125,534,891	$52,225,846	$38,186,975

(1)	Includes margin deposits of $1,063,000 and $635,000 segregated for futures contracts in the PL Managed Bond and PL Inflation Managed Funds, respectively.

(2)

Foreign currency held at cost for the PL Emerging Markets, PL Managed Bond, PL Inflation Managed, PL Mid-Cap Growth, and PL Real Estate Funds were $641,666, $897,739, $414,444, $1,746, and $744, respectively.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2008

	PL Emerging Markets Fund (1)	PL Managed Bond Fund	PL Inflation Managed Fund	PL Comstock Fund	PL Mid-Cap Growth Fund	PL Real Estate Fund

NET ASSETS CONSIST OF:
Paid-in capital	$35,822,238	$169,312,371	$116,341,082	$138,129,661	$45,995,578	$38,853,975
Undistributed/accumulated net investment income (loss)	(29,522)	485,470	252,594	327,661	(159,496)	15,588
Undistributed/accumulated net realized gain (loss)	3,589,955	4,419,925	6,917,844	(822,604)	1,295,623	(1,372,986)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	8,250,042	4,571,517	1,938,443	(12,099,827)	5,094,141	690,398

NET ASSETS	$47,632,713	$178,789,283	$125,449,963	$125,534,891	$52,225,846	$38,186,975

Class A Shares:
Net Assets	$47,632,713	$175,799,913	$122,385,652	$124,271,235	$50,188,821	$37,872,421
Shares of beneficial interest outstanding	3,507,126	16,385,906	11,042,505	10,497,434	5,391,812	3,367,237
Net Asset Value per share*	$13.58	$10.73	$11.08	$11.84	$9.31	$11.25
Sales Charge - Maximum is 5.50% of offering price	—	0.62	0.64	0.69	0.54	0.65

Maximum offering price per share	$13.58	$11.35	$11.72	$12.53	$9.85	$11.90

Class B Shares:
Net Assets		$848,589	$864,962	$520,201	$1,012,484	$96,392
Shares of beneficial interest outstanding		79,242	78,610	44,624	113,309	8,613
Net Asset Value and offering price per share*		$10.71	$11.00	$11.66	$8.94	$11.19

Class C Shares:
Net Assets		$2,140,781	$2,199,349	$743,455	$1,024,541	$218,162
Shares of beneficial interest outstanding		199,661	199,766	63,895	115,000	19,568
Net Asset Value and offering price per share*		$10.72	$11.01	$11.64	$8.91	$11.15

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Emerging Markets Fund offers Class A shares only and is not subject to a front-end sales load.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2008

	PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate- Conservative	PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate- Aggressive	PL Portfolio Optimization Aggressive	PL Money Market Fund	PL Small- Cap Growth Fund	PL International Value Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$—	$—	$—	$—	$—	$—	$171,333	$3,021,541
Dividends from mutual fund investments	1,187,804	2,536,590	7,650,266	5,659,280	1,213,678	9,926	—	—
Interest	5,190	7,359	18,784	19,955	12,026	1,299,349	51,300	117,499

Total Investment Income	1,192,994	2,543,949	7,669,050	5,679,235	1,225,704	1,309,275	222,633	3,139,040

EXPENSES
Advisory fees	—	—	—	—	—	113,225	467,810	919,066
Administration fees	130,363	355,849	1,414,581	1,531,177	692,953	99,072	163,734	378,439
Support services expenses	8,936	25,989	103,613	112,438	50,409	7,651	23,063	36,873
Custodian fees and expenses	14,918	13,839	14,714	15,282	16,081	25,839	31,351	69,919
Shareholder report expenses	5,964	17,638	69,333	76,112	34,666	4,058	11,789	20,971
Distribution and/or service fees
Class A	38,429	111,245	450,189	488,017	240,393	70,766	114,930	265,486
Class B	33,013	136,524	527,783	664,139	292,812	—	4,284	6,366
Class C	179,762	418,582	1,661,405	1,739,224	717,535	—	3,805	12,945
Class R (2)	2,987	8,313	25,857	9,679	3,974	—	—	—
Transfer agency out-of-pocket expenses	18,255	54,388	222,686	249,267	113,701	9,512	20,502	50,349
Registration fees	48,959	40,825	66,817	67,306	54,667	17,448	22,885	24,405
Legal and audit fees	20,430	45,393	157,620	170,072	81,452	8,189	17,653	43,663
Trustees’ compensation and expenses	2,321	6,899	27,774	30,406	13,686	1,482	3,084	7,198
Other	7,122	14,673	47,477	50,727	23,318	4,920	12,105	36,127

Total Expenses	511,459	1,250,157	4,789,849	5,203,846	2,335,647	362,162	896,995	1,871,807
Adviser Reimbursement and Administrator Reduction	(257,268)	(575,493)	(2,124,615)	(2,302,787)	(1,080,933)	(93,254)	(165,822)	(343,568)
Distribution and/or Service Fees Waiver	(93,115)	(254,176)	(1,010,413)	(1,093,695)	(494,965)	—	—	—

Net Expenses	161,076	420,488	1,654,821	1,807,364	759,749	268,908	731,173	1,528,239

NET INVESTMENT INCOME (LOSS)	1,031,918	2,123,461	6,014,229	3,871,871	465,955	1,040,367	(508,540)	1,610,801

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (1)	(47,515)	(78,576)	1,021,887	830,330	(192,390)	7	3,356,491	2,314,036
Futures contracts and swap transactions	—	—	—	—	—	—	—	(191,911)
Foreign currency transactions	—	—	—	—	—	—	—	(194,303)
Capital gain distributions from mutual fund investments	351,291	2,373,966	14,905,436	20,991,947	11,906,254	—	—	—

Net Realized Gain	303,776	2,295,390	15,927,323	21,822,277	11,713,864	7	3,356,491	1,927,822

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (1)	400,329	(3,320,683)	(26,223,343)	(42,809,069)	(27,992,579)	—	(6,358,120)	(16,670,100)
Futures contracts and swaps	—	—	—	—	—	—	—	769
Foreign currencies	—	—	—	—	—	—	—	12,616

Change in Net Unrealized Appreciation (Depreciation)	400,329	(3,320,683)	(26,223,343)	(42,809,069)	(27,992,579)	—	(6,358,120)	(16,656,715)

NET GAIN (LOSS)	704,105	(1,025,293)	(10,296,020)	(20,986,792)	(16,278,715)	7	(3,001,629)	(14,728,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,736,023	$1,098,168	($4,281,791)	($17,114,921)	($15,812,760)	$1,040,374	($3,510,169)	($13,118,092)

(1)

Dividends were net of $703 and $328,291 foreign taxes withheld for the PL Small-Cap Growth and PL International Value Funds, respectively. No foreign tax was withheld on realized and change in unrealized capital gains for all these funds.

(2)	Class R shares are offered to the PL Portfolio Optimization Funds only.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2008

	PL Large- Cap Value Fund	PL Short Duration Bond Fund	PL Growth LT Fund	PL Mid-Cap Value Fund	PL Large- Cap Growth Fund	PL International Large-Cap Fund	PL Small- Cap Value Fund (1)	PL Main Street Core Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$1,340,567	$—	$1,106,399	$1,370,813	$217,693	$2,405,542	$301,027	$1,925,519
Dividends from mutual fund investments	144,313	231,301	6,317	227,652	—	3,399	35,218	6,591
Interest	15,418	3,368,807	139,644	—	17,442	113,475	6,154	45,379

Total Investment Income	1,500,298	3,600,108	1,252,360	1,598,465	235,135	2,522,416	342,399	1,977,489

EXPENSES
Advisory fees	581,283	466,587	566,279	697,799	314,935	954,267	109,884	679,851
Administration fees	239,352	272,176	264,263	287,329	116,029	318,089	40,484	366,073
Support services expenses	31,268	27,841	29,432	29,664	13,040	35,016	5,676	35,720
Custodian fees and expenses	18,277	17,742	79,131	33,917	42,669	125,941	24,449	89,303
Shareholder report expenses	12,416	13,807	13,662	14,608	5,789	16,431	3,696	18,885
Distribution and/or service fees
Class A	165,927	193,884	186,143	204,464	79,848	223,578	28,917	261,481
Class B	6,588	428	4,495	778	4,394	6,622	—	—
Class C	13,567	1,680	5,972	2,306	7,722	7,890	—	—
Transfer agency out-of-pocket expenses	33,948	37,677	36,742	40,478	16,677	44,660	6,723	50,383
Registration fees	23,718	26,284	23,817	23,537	22,716	24,020	225	1,438
Legal and audit fees	27,159	28,198	28,162	30,872	12,276	34,707	6,020	39,073
Trustees’ compensation and expenses	4,877	5,435	5,261	6,263	2,360	6,442	973	7,379
Offering expenses	—	—	—	—	—	—	9,195	—
Other	12,643	16,793	18,297	14,072	8,695	24,706	3,758	20,552

Total Expenses	1,171,023	1,108,532	1,261,656	1,386,087	647,150	1,822,369	240,000	1,570,138
Adviser Reimbursement and Administrator Reduction	(198,498)	(212,660)	(272,256)	(234,458)	(140,798)	(357,364)	(66,498)	(315,029)

Net Expenses	972,525	895,872	989,400	1,151,629	506,352	1,465,005	173,502	1,255,109

NET INVESTMENT INCOME (LOSS)	527,773	2,704,236	262,960	446,836	(271,217)	1,057,411	168,897	722,380

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (2)	880,894	320,911	2,736,541	(1,322,294)	997,280	2,497,442	(311,080)	(5,429,368)
Futures contracts and swap transactions	—	1,438,323	—	—	—	—	—	—
Written option transactions	—	—	18,128	—	—	—	—	—
Foreign currency transactions	(94)	—	(68,275)	—	—	(49,089)	—	(150)

Net Realized Gain (Loss)	880,800	1,759,234	2,686,394	(1,322,294)	997,280	2,448,353	(311,080)	(5,429,518)

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	(8,447,186)	1,258,010	(4,943,500)	(12,947,075)	(859,931)	(5,130,251)	(1,572,901)	(6,306,883)
Futures contracts and swaps	—	270,060	—	—	—	—	—	—
Written options	—	—	(2,866)	—	—	—	—	—
Foreign currencies	(37)	—	(122,998)	—	—	21,306	—	—

Change in Net Unrealized Appreciation (Depreciation)	(8,447,223)	1,528,070	(5,069,364)	(12,947,075)	(859,931)	(5,108,945)	(1,572,901)	(6,306,883)

NET GAIN (LOSS)	(7,566,423)	3,287,304	(2,382,970)	(14,269,369)	137,349	(2,660,592)	(1,883,981)	(11,736,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,038,650)	$5,991,540	($2,120,010)	($13,822,533)	($133,868)	($1,603,181)	($1,715,084)	($11,014,021)

(1)	Operations commenced on June 29, 2007.

(2)

Dividends were net of $26,659, $0, $45,544, $0, $0, $336,657, $592, and $0 foreign taxes withheld respectively. Realized gains on investment security transactions for the PL International Large-Cap Fund are net of foreign capital gains tax withheld of $3,723. Change in unrealized appreciation (depreciation) on securities for the PL International Large-Cap Fund are net of decrease in deferred foreign capital gains tax of $9,706. No foreign tax was withheld on realized and change in unrealized capital gain for all other funds.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2008

	PL Emerging Markets Fund	PL Managed Bond Fund	PL Inflation Managed Fund	PL Comstock Fund	PL Mid-Cap Growth Fund	PL Real Estate Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$1,025,206	$15,108	$7,488	$2,651,596	$788,443	$905,799
Dividends from mutual fund investments	73,703	170,250	87,042	3,992	3,119	59,963
Interest	1,431	7,302,924	6,253,422	217,179	73,410	1,264

Total Investment Income	1,100,340	7,488,282	6,347,952	2,872,767	864,972	967,026

EXPENSES
Advisory fees	547,938	863,429	643,470	1,054,745	616,765	398,791
Administration fees	191,779	503,667	375,358	388,590	239,853	126,888
Support services expenses	23,797	48,340	40,714	38,350	27,862	13,005
Custodian fees and expenses	278,719	102,962	79,305	41,190	62,781	34,395
Shareholder report expenses	10,011	24,338	18,112	19,490	12,233	6,799
Distribution and/or service fees
Class A	136,985	351,695	260,314	273,430	165,170	89,682
Class B	—	8,577	8,284	6,605	11,664	1,104
Class C	—	23,690	22,911	9,932	12,950	2,706
Transfer agency out-of-pocket expenses	27,590	65,482	50,956	52,526	34,883	18,150
Registration fees	677	25,275	23,400	24,541	23,563	22,401
Legal and audit fees	21,348	53,840	39,498	42,841	23,845	13,321
Trustees’ compensation and expenses	4,088	9,421	7,096	7,449	5,052	2,592
Other	62,159	99,764	47,051	18,415	14,051	9,809

Total Expenses	1,305,091	2,180,480	1,616,469	1,978,104	1,250,672	739,643
Adviser Reimbursement and Administrator Reduction	(455,787)	(501,374)	(359,755)	(300,315)	(238,535)	(138,599)

Net Expenses	849,304	1,679,106	1,256,714	1,677,789	1,012,137	601,044

NET INVESTMENT INCOME (LOSS)	251,036	5,809,176	5,091,238	1,194,978	(147,165)	365,982

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (1)	8,950,034	4,021,298	10,909,737	1,601,296	10,543,886	102,438
Closed short positions	—	(1,617,042)	(465,105)	—	—	—
Futures contracts and swap transactions	—	2,717,763	(1,268,216)	—	—	—
Written option transactions	—	(724,867)	25,556	—	—	—
Foreign currency transactions	(69,408)	68,300	(96,416)	—	4,712	7,496

Net Realized Gain	8,880,626	4,465,452	9,105,556	1,601,296	10,548,598	109,934

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (1)	(1,179,140)	2,076,065	1,370,754	(21,558,939)	(4,475,185)	(7,744,143)
Short positions	—	(369,802)	(125,041)	—	—	—
Futures contracts and swaps	—	2,382,467	151,084	—	—	—
Written options	—	(491,529)	(108,584)	—	—	—
Foreign currencies	6,326	573,321	395,259	—	70	377

Change in Net Unrealized Appreciation (Depreciation)	(1,172,814)	4,170,522	1,683,472	(21,558,939)	(4,475,115)	(7,743,766)

NET GAIN (LOSS)	7,707,812	8,635,974	10,789,028	(19,957,643)	6,073,483	(7,633,832)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,958,848	$14,445,150	$15,880,266	($18,762,665)	$5,926,318	($7,267,850)

(1)

Dividends were net of $103,088, $0, $0, $16,179, $14,948, and $6,234 foreign taxes withheld, respectively. Realized gains on investment security transactions for the PL Emerging Markets Fund are net of foreign capital gains tax withheld of $28,976. Change in unrealized appreciation (depreciation) on securities for the PL Emerging Markets Fund are net of decrease in deferred foreign capital gains tax of $31,334. No foreign tax was withheld on realized and change in unrealized capital gain for all other funds.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization Conservative		PL Portfolio Optimization Moderate-Conservative		PL Portfolio Optimization Moderate		PL Portfolio Optimization Moderate-Aggressive

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income	$1,031,918	$610,470	$2,123,461	$1,261,250	$6,014,229	$3,131,298	$3,871,871	$1,899,603
Net realized gain	303,776	320,113	2,295,390	1,931,042	15,927,323	10,526,319	21,822,277	13,538,548
Net change in unrealized appreciation (depreciation)	400,329	527,778	(3,320,683)	2,079,162	(26,223,343)	10,394,610	(42,809,069)	13,512,652

Net Increase (Decrease) in Net Assets Resulting from Operations	1,736,023	1,458,361	1,098,168	5,271,454	(4,281,791)	24,052,227	(17,114,921)	28,950,803

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(531,437)	(276,635)	(1,425,082)	(714,716)	(5,458,244)	(2,330,189)	(5,437,711)	(2,178,212)
Class B	(93,827)	(47,324)	(333,338)	(199,744)	(1,215,376)	(553,061)	(1,410,876)	(661,394)
Class C	(463,810)	(276,985)	(1,117,493)	(515,437)	(4,021,034)	(1,710,064)	(3,826,531)	(1,603,935)
Class R (1)	(23,368)	(4,497)	(59,244)	(27,637)	(195,594)	(25,977)	(64,206)	(14,236)
Net realized gains
Class A	(209,271)	(170,635)	(658,537)	(698,767)	(4,077,288)	(3,157,475)	(5,711,468)	(3,094,854)
Class B	(45,198)	(34,753)	(205,953)	(236,827)	(1,200,808)	(1,006,839)	(1,947,303)	(1,180,927)
Class C	(233,240)	(207,525)	(624,293)	(626,210)	(3,814,994)	(2,967,863)	(5,128,058)	(2,891,629)
Class R (1)	(8,338)	(2,580)	(24,240)	(22,904)	(122,276)	(28,858)	(57,135)	(19,218)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,608,489)	(1,020,934)	(4,448,180)	(3,042,242)	(20,105,614)	(11,780,326)	(23,583,288)	(11,644,405)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	21,699,302	8,244,974	26,786,982	16,719,836	90,498,782	69,431,900	102,741,478	75,706,903
Class B	2,889,866	1,924,447	6,478,280	3,789,858	22,739,582	15,091,476	26,122,220	23,658,914
Class C	18,772,296	8,949,176	31,735,726	13,515,370	88,147,744	57,674,987	84,619,763	60,228,951
Class R (1)	1,423,394	215,421	2,222,980	1,282,297	9,780,636	2,517,639	2,834,483	1,042,626
Dividends and distribution reinvestments
Class A	671,896	388,145	1,922,011	1,304,546	8,883,146	5,038,616	10,557,264	4,984,854
Class B	122,552	79,301	486,546	391,087	2,286,118	1,471,898	3,231,375	1,776,996
Class C	640,312	442,950	1,613,168	1,045,705	7,435,720	4,410,655	8,623,537	4,348,738
Class R (1)	31,705	7,077	83,484	50,541	317,870	54,127	121,341	33,454
Cost of shares repurchased
Class A	(10,137,716)	(6,958,344)	(13,267,287)	(10,974,539)	(45,953,150)	(25,148,034)	(50,714,636)	(23,061,870)
Class B	(941,476)	(1,152,537)	(3,575,516)	(1,452,821)	(9,420,718)	(6,142,133)	(12,248,484)	(6,476,394)
Class C	(9,986,687)	(4,630,408)	(14,126,323)	(8,824,004)	(39,549,604)	(21,181,437)	(35,599,020)	(18,389,160)
Class R (1)	(35,505)	(20,067)	(573,828)	(295,954)	(4,215,753)	(337,573)	(501,459)	(185,060)

Net Increase in Net Assets from Capital Share Transactions	25,149,939	7,490,135	39,786,223	16,551,922	130,950,373	102,882,121	139,787,862	123,668,952

NET INCREASE IN NET ASSETS	25,277,473	7,927,562	36,436,211	18,781,134	106,562,968	115,154,022	99,089,653	140,975,350

NET ASSETS
Beginning of Year	31,090,069	23,162,507	80,280,826	61,499,692	330,706,582	215,552,560	359,944,285	218,968,935

End of Year	$56,367,542	$31,090,069	$116,717,037	$80,280,826	$437,269,550	$330,706,582	$459,033,938	$359,944,285

Undistributed Net Investment Income	$188,310	$134,080	$260,033	$227,946	$578,354	$440,032	$136,712	$27,567

(1)	Class R shares are offered to the PL Portfolio Optimization Funds only.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization Aggressive		PL Money Market Fund		PL Small-Cap Growth Fund		PL International Value Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income (loss)	$465,955	$265,579	$1,040,367	$850,796	($508,540)	($244,037)	$1,610,801	$663,858
Net realized gain (loss)	11,713,864	6,407,324	7	(70)	3,356,491	15,580	1,927,822	12,471,038
Net change in unrealized appreciation (depreciation)	(27,992,579)	7,106,691	—	—	(6,358,120)	1,522,847	(16,656,715)	(1,920,333)

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,812,760)	13,779,594	1,040,374	850,726	(3,510,169)	1,294,390	(13,118,092)	11,214,563

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,489,729)	(875,422)	(1,040,367)	(850,811)	—	—	(1,059,002)	(562,992)
Class B	(582,138)	(222,743)	—	—	—	—	(524)	(2,781)
Class C	(1,511,445)	(515,305)	—	—	—	—	—	(5,436)
Class R (1)	(25,704)	(3,712)	—	—	—	—	—	—
Net realized gains
Class A	(3,003,207)	(1,686,286)	—	—	(5,415,705)	(25,606)	(2,423,998)	(13,810,058)
Class B	(924,245)	(554,134)	—	—	(50,731)	(444)	(12,039)	(124,102)
Class C	(2,231,500)	(1,255,129)	—	—	(43,934)	(614)	(21,820)	(339,646)
Class R (1)	(22,989)	(4,288)	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(10,790,957)	(5,117,019)	(1,040,367)	(850,811)	(5,510,370)	(26,664)	(3,517,383)	(14,845,015)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	55,707,224	39,855,610	91,048,917	54,952,403	6,194,051	23,266,818	64,544,215	17,809,230
Class B	15,649,040	10,620,731	—	—	40,720	63,917	95,101	175,895
Class C	51,641,272	28,678,605	—	—	49,726	179,302	127,475	346,992
Class R (1)	1,039,751	403,844	—	—	—	—	—	—
Dividends and distribution reinvestments
Class A	5,257,925	2,468,954	988,340	796,111	5,415,301	25,560	3,474,020	14,280,968
Class B	1,446,408	746,498	—	—	50,731	444	12,500	123,687
Class C	3,631,381	1,721,562	—	—	43,934	614	21,103	340,637
Class R (1)	48,325	8,000	—	—	—	—	—	—
Cost of shares repurchased
Class A	(27,705,613)	(10,387,010)	(70,498,425)	(53,943,622)	(6,867,565)	(7,408,606)	(4,620,026)	(9,105,236)
Class B	(6,933,114)	(1,882,050)	—	—	(85,296)	(45,228)	(173,379)	(31,148)
Class C	(25,231,817)	(8,893,730)	—	—	(159,671)	(280,322)	(536,005)	(719,714)
Class R (1)	(66,193)	(49,623)	—	—	—	—	—	—

Net Increase in Net Assets from Capital Share Transactions	74,484,589	63,291,391	21,538,832	1,804,892	4,681,931	15,802,499	62,945,004	23,221,311

NET INCREASE (DECREASE) IN NET ASSETS	47,880,872	71,953,966	21,538,839	1,804,807	(4,338,608)	17,070,225	46,309,529	19,590,859

NET ASSETS
Beginning of Year	155,033,276	83,079,310	21,097,592	19,292,785	42,251,561	25,181,336	79,223,183	59,632,324

End of Year	$202,914,148	$155,033,276	$42,636,431	$21,097,592	$37,912,953	$42,251,561	$125,532,712	$79,223,183

Undistributed/Accumulated Net Investment Income (Loss)	($5,892)	($4,979)	$8,980	$8,809	($4,547)	($5,153)	$450,483	$93,511

(1)	Class R shares are offered to the PL Portfolio Optimization Funds only.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Large-Cap Value Fund		PL Short Duration Bond Fund		PL Growth LT Fund		PL Mid-Cap Value Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income (loss)	$527,773	$219,669	$2,704,236	$1,781,647	$262,960	($49,124)	$446,836	($3,539)
Net realized gain (loss)	880,800	1,393,173	1,759,234	(137,798)	2,686,394	942,367	(1,322,294)	4,622,649
Net change in unrealized appreciation (depreciation)	(8,447,223)	3,751,758	1,528,070	434,733	(5,069,364)	3,198,340	(12,947,075)	4,064,941

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,038,650)	5,364,600	5,991,540	2,078,582	(2,120,010)	4,091,583	(13,822,533)	8,684,051

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(500,421)	(142,190)	(2,704,239)	(1,757,347)	(290,119)	—	(220,826)	—
Class B	—	—	(1,158)	(829)	—	—	—	—
Class C	—	—	(3,947)	(11,144)	—	—	—	—
Net realized gains
Class A	(1,240,297)	(3,184,094)	—	—	(1,377,242)	(415,079)	(8,404,781)	(1,529,217)
Class B	(12,854)	(48,680)	—	—	(8,123)	(3,360)	(7,881)	(3,018)
Class C	(25,296)	(145,262)	—	—	(8,423)	(8,973)	(22,860)	(6,679)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,778,868)	(3,520,226)	(2,709,344)	(1,769,320)	(1,683,907)	(427,412)	(8,656,348)	(1,538,914)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	21,853,160	19,340,872	16,073,706	27,653,904	19,685,481	21,131,131	30,097,244	39,592,797
Class B	55,034	93,219	173	32,150	39,696	59,648	17,494	25,010
Class C	65,017	473,500	28,127	614,506	49,752	518,612	33,517	129,342
Dividends and distribution reinvestments
Class A	1,737,222	3,307,859	2,704,239	1,757,347	1,666,001	414,498	8,625,604	1,528,174
Class B	12,814	48,496	1,151	709	8,101	3,351	7,796	2,976
Class C	24,124	141,759	3,879	11,076	7,716	8,716	22,857	6,253
Cost of shares repurchased
Class A	(2,663,274)	(2,272,360)	(5,193,251)	(7,842,318)	(2,309,247)	(6,874,064)	(2,292,165)	(1,049,855)
Class B	(122,103)	(49,531)	(8,201)	(8,228)	(79,779)	(57,865)	(44,073)	(5,146)
Class C	(500,553)	(720,101)	(426,662)	(779,397)	(495,041)	(732,124)	(94,464)	(29,389)

Net Increase in Net Assets from Capital Share Transactions	20,461,441	20,363,713	13,183,161	21,439,749	18,572,680	14,471,903	36,373,810	40,200,162

NET INCREASE IN NET ASSETS	11,643,923	22,208,087	16,465,357	21,749,011	14,768,763	18,136,074	13,894,929	47,345,299

NET ASSETS
Beginning of Year	58,839,562	36,631,475	67,302,723	45,553,712	63,173,830	45,037,756	71,528,389	24,183,090

End of Year	$70,483,485	$58,839,562	$83,768,080	$67,302,723	$77,942,593	$63,173,830	$85,423,318	$71,528,389

Undistributed/Accumulated Net Investment Income (Loss)	$75,077	$47,819	$5,254	$10,362	($23,784)	($12,937)	$224,019	($1,991)

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Large-Cap Growth Fund		PL International Large-Cap Fund		PL Small-Cap Value Fund (1)	PL Main Street Core Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2008	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income (loss)	($271,217)	($234,053)	$1,057,411	$1,097,036	$168,897	$722,380	$359,261
Net realized gain (loss)	997,280	(2,236,847)	2,448,353	5,522,928	(311,080)	(5,429,518)	1,783,743
Net change in unrealized appreciation (depreciation)	(859,931)	1,980,347	(5,108,945)	4,207,200	(1,572,901)	(6,306,883)	3,915,571

Net Increase (Decrease) in Net Assets Resulting from Operations	(133,868)	(490,553)	(1,603,181)	10,827,164	(1,715,084)	(11,014,021)	6,058,575

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(866,389)	(1,185,122)	(118,054)	(707,894)	(196,087)
Class B	—	—	(2,106)	(9,355)	—	—	—
Class C	—	—	(1,225)	(12,735)	—	—	—
Net realized gains
Class A	—	(1,924,708)	(4,258,607)	(4,861,022)	—	(5,703,935)	(906,200)
Class B	—	(52,141)	(32,096)	(44,159)	—	—	—
Class C	—	(112,916)	(37,947)	(75,957)	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	—	(2,089,765)	(5,198,370)	(6,188,350)	(118,054)	(6,411,829)	(1,102,287)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	3,533,877	14,786,880	23,343,032	20,900,912	25,756,137	39,400,204	31,238,042
Class B	28,524	21,517	92,953	217,066	—	—	—
Class C	84,574	187,864	87,980	471,697	—	—	—
Dividends and distribution reinvestments
Class A	—	1,919,528	5,118,160	6,024,062	118,054	6,411,829	1,102,287
Class B	—	49,084	34,170	53,514	—	—	—
Class C	—	105,750	38,494	86,997	—	—	—
Cost of shares repurchased
Class A	(6,893,473)	(4,108,738)	(2,506,948)	(7,377,448)	(4,929,220)	(3,586,246)	(4,090,073)
Class B	(57,744)	(150,894)	(143,775)	(74,982)	—	—	—
Class C	(274,963)	(880,473)	(386,656)	(629,647)	—	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,579,205)	11,930,518	25,677,410	19,672,171	20,944,971	42,225,787	28,250,256

NET INCREASE (DECREASE) IN NET ASSETS	(3,713,073)	9,350,200	18,875,859	24,310,985	19,111,833	24,799,937	33,206,544

NET ASSETS
Beginning of Year or Period	30,964,189	21,613,989	78,372,472	54,061,487	—	87,136,259	53,929,715

End of Year or Period	$27,251,116	$30,964,189	$97,248,331	$78,372,472	$19,111,833	$111,936,196	$87,136,259

Undistributed/Accumulated Net Investment Income (Loss)	($12,087)	($14,674)	$89,152	($6,423)	$56,640	$201,237	$186,896

(1)        Operations commenced on June 29, 2007.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Emerging Markets Fund		PL Managed Bond Fund		PL Inflation Managed Fund		PL Comstock Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income	$251,036	$197,308	$5,809,176	$2,970,180	$5,091,238	$1,850,586	$1,194,978	$639,060
Net realized gain (loss)	8,880,626	1,328,570	4,465,452	530,618	9,105,556	(868,148)	1,601,296	1,323,581
Net change in unrealized appreciation (depreciation)	(1,172,814)	4,953,183	4,170,522	1,419,643	1,683,472	1,887,100	(21,558,939)	6,378,532

Net Increase (Decrease) in Net Assets Resulting from Operations	7,958,848	6,479,061	14,445,150	4,920,441	15,880,266	2,869,538	(18,762,665)	8,341,173

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(158,409)	(148,762)	(5,296,109)	(3,244,606)	(4,949,549)	(1,759,350)	(1,042,485)	(568,291)
Class B	—	—	(23,230)	(30,225)	(33,592)	(25,531)	(293)	(2,315)
Class C	—	—	(62,747)	(79,226)	(93,257)	(77,259)	—	(5,041)
Net realized gains
Class A	(6,068,532)	(1,810,425)	(156,804)	—	—	—	(2,859,888)	(1,941,310)
Class B	—	—	(1,161)	—	—	—	(17,317)	(17,085)
Class C	—	—	(3,392)	—	—	—	(25,351)	(30,943)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(6,226,941)	(1,959,187)	(5,543,443)	(3,354,057)	(5,076,398)	(1,862,140)	(3,945,334)	(2,564,985)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	2,449,166	12,001,372	70,464,965	37,823,707	30,294,992	31,755,968	63,995,032	25,968,437
Class B	—	—	30,708	38,698	16,612	57,177	61,621	132,744
Class C	—	—	285,315	1,090,326	41,626	372,446	94,098	668,211
Dividends and distribution reinvestments
Class A	6,226,941	1,959,187	5,429,652	3,206,949	4,938,226	1,721,013	3,901,393	2,507,408
Class B	—	—	22,633	28,341	30,170	22,151	17,609	19,400
Class C	—	—	63,175	74,986	81,721	66,839	23,926	34,685
Cost of shares repurchased
Class A	(14,151,795)	(579,704)	(10,766,617)	(9,426,778)	(5,727,890)	(18,197,720)	(4,957,385)	(12,768,536)
Class B	—	—	(164,406)	(218,228)	(155,126)	(596,984)	(137,263)	(51,551)
Class C	—	—	(974,609)	(644,251)	(852,419)	(1,877,191)	(424,527)	(535,960)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,475,688)	13,380,855	64,390,816	31,973,750	28,667,912	13,323,699	62,574,504	15,974,838

NET INCREASE (DECREASE) IN NET ASSETS	(3,743,781)	17,900,729	73,292,523	33,540,134	39,471,780	14,331,097	39,866,505	21,751,026

NET ASSETS
Beginning of Year	51,376,494	33,475,765	105,496,760	71,956,626	85,978,183	71,647,086	85,668,386	63,917,360

End of Year	$47,632,713	$51,376,494	$178,789,283	$105,496,760	$125,449,963	$85,978,183	$125,534,891	$85,668,386

Undistributed/Accumulated Net Investment Income (Loss)	($29,522)	($23,765)	$485,470	$153,701	$252,594	$516,060	$327,661	$175,463

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Mid-Cap Growth Fund		PL Real Estate Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

OPERATIONS
Net investment income (loss)	$(147,165)	$(351,664)	$365,982	$71,920
Net realized gain	10,548,598	4,336,334	109,934	2,694,146
Net change in unrealized appreciation (depreciation)	(4,475,115)	(1,275,265)	(7,743,766)	2,814,035

Net Increase (Decrease) in Net Assets Resulting from Operations	5,926,318	2,709,405	(7,267,850)	5,580,101

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(527,192)	(82,984)
Class B	—	—	(531)	(176)
Class C	—	—	(1,573)	(589)
Net realized gains
Class A	(11,271,959)	(3,998,837)	(2,467,699)	(1,757,906)
Class B	(232,340)	(86,024)	(7,070)	(10,121)
Class C	(236,491)	(198,846)	(18,045)	(16,905)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(11,740,790)	(4,283,707)	(3,022,110)	(1,868,681)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	6,445,182	22,972,484	16,144,820	7,222,674
Class B	104,389	231,125	16,876	131,633
Class C	136,310	319,912	93,542	268,665
Dividends and distribution reinvestments
Class A	11,246,534	3,985,850	2,994,888	1,839,694
Class B	209,330	74,680	7,599	10,297
Class C	227,260	189,658	19,579	17,226
Cost of shares repurchased
Class A	(25,506,434)	(2,156,944)	(2,590,529)	(6,780,443)
Class B	(182,470)	(118,278)	(75,586)	(80,362)
Class C	(607,714)	(1,343,352)	(148,337)	(89,810)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,927,613)	24,155,135	16,462,852	2,539,574

NET INCREASE (DECREASE) IN NET ASSETS	(13,742,085)	22,580,833	6,172,892	6,250,994

NET ASSETS
Beginning of Year	65,967,931	43,387,098	32,014,083	25,763,089

End of Year	$52,225,846	$65,967,931	$38,186,975	$32,014,083

Undistributed/Accumulated Net Investment Income (Loss)	$(159,496)	$(194,144)	$15,588	$(34,379)

See Notes to Financial Statements

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions
For the Year or Period Ended		Net Asset Value Beginning, of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain(Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Portfolio Optimization Conservative
Class A:	4/1/2007 - 3/31/2008 (4)	$10.51	$0.34		$0.19	$0.53	($0.35)	($0.14)	($0.49)
	4/1/2006 - 3/31/2007 (4)	10.34	0.29		0.33	0.62	(0.28)	(0.17)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.18	0.22		0.20	0.42	(0.23)	(0.03)	(0.26)
	4/1/2004 - 3/31/2005 (4)	10.15	0.13		0.05	0.18	(0.13)	(0.02)	(0.15)
	12/31/2003 - 3/31/2004 (4)	10.00	0.02		0.13	0.15	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$10.46	$0.26		$0.19	$0.45	($0.28)	($0.14)	($0.42)
	4/1/2006 - 3/31/2007 (4)	10.30	0.23		0.33	0.56	(0.23)	(0.17)	(0.40)
	4/1/2005 - 3/31/2006 (4)	10.14	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.14	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)
	12/31/2003 - 3/31/2004 (4)	10.00	—	(5)	0.14	0.14	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$10.45	$0.26		$0.20	$0.46	($0.28)	($0.14)	($0.42)
	4/1/2006 - 3/31/2007 (4)	10.29	0.23		0.33	0.56	(0.23)	(0.17)	(0.40)
	4/1/2005 - 3/31/2006 (4)	10.13	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.13	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)
	12/31/2003 - 3/31/2004 (4)	10.00	—	(5)	0.13	0.13	—	—	—

Class R:	4/1/2007 - 3/31/2008 (4)	$10.50	$0.31		$0.19	$0.50	($0.33)	($0.14)	($0.47)
	4/1/2006 - 3/31/2007 (4)	10.33	0.28		0.34	0.62	(0.28)	(0.17)	(0.45)
	9/30/2005 - 3/31/2006 (4)	10.35	0.11		0.09	0.20	(0.21)	(0.01)	(0.22)

PL Portfolio Optimization Moderate-Conservative
Class A:	4/1/2007 - 3/31/2008 (4)	$11.21	$0.28		($0.01)	$0.27	($0.34)	($0.18)	($0.52)
	4/1/2006 - 3/31/2007 (4)	10.87	0.23		0.61	0.84	(0.25)	(0.25)	(0.50)
	4/1/2005 - 3/31/2006 (4)	10.33	0.18		0.57	0.75	(0.19)	(0.02)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.14	0.11		0.22	0.33	(0.12)	(0.02)	(0.14)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$11.15	$0.20		($0.02)	$0.18	($0.26)	($0.18)	($0.44)
	4/1/2006 - 3/31/2007 (4)	10.82	0.17		0.61	0.78	(0.20)	(0.25)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.29	0.13		0.56	0.69	(0.14)	(0.02)	(0.16)
	4/1/2004 - 3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)
	12/31/2003 - 3/31/2004 (4)	10.00	(—	)(5)	0.13	0.13	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$11.16	$0.20		($0.02)	$0.18	($0.27)	($0.18)	($0.45)
	4/1/2006 - 3/31/2007 (4)	10.83	0.17		0.61	0.78	(0.20)	(0.25)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.29	0.13		0.57	0.70	(0.14)	(0.02)	(0.16)
	4/1/2004 - 3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)
	12/31/2003 - 3/31/2004 (4)	10.00	(—	)(5)	0.13	0.13	—	—	—

Class R:	4/1/2007 - 3/31/2008 (4)	$11.20	$0.25		($0.01)	$0.24	($0.32)	($0.18)	($0.50)
	4/1/2006 - 3/31/2007 (4)	10.87	0.22		0.61	0.83	(0.25)	(0.25)	(0.50)
	9/30/2005 - 3/31/2006 (4)	10.67	0.09		0.29	0.38	(0.17)	(0.01)	(0.18)

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns(1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expense After Expense Reductions to Average Net Assets (2),(3)	Ratios of Expenses Before Expenses Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Portfolio Optimization Conservative
Class A:	4/1/2007 - 3/31/2008 (4)	$10.55	5.15%	$24,003	0.00%	0.94%	3.20%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.51	6.12%	11,730	0.02%	1.37%	2.77%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.34	4.12%	9,887	0.03%	1.57%	2.17%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.18	1.74%	8,262	0.00%	2.35%	1.29%	20.21%
	12/31/2003 - 3/31/2004 (4)	10.15	1.50%	1,957	0.00%	4.50%	0.61%	9.38%

Class B:	4/1/2007 - 3/31/2008 (4)	$10.49	4.42%	$4,895	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.46	5.52%	2,822	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.30	3.56%	1,923	0.53%	2.07%	1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.14	1.25%	1,450	0.50%	2.85%	0.79%	20.21%
	12/31/2003 - 3/31/2004 (4)	10.14	1.40%	449	0.50%	5.00%	0.11%	9.38%

Class C:	4/1/2007 - 3/31/2008 (4)	$10.49	4.48%	$25,841	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.45	5.55%	16,322	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.29	3.65%	11,342	0.53%	2.07%	1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.13	1.18%	8,908	0.50%	2.85%	0.79%	20.21%
	12/31/2003 - 3/31/2004 (4)	10.13	1.30%	3,739	0.50%	5.00%	0.11%	9.38%

Class R:	4/1/2007 - 3/31/2008 (4)	$10.53	4.90%	$1,629	0.25%	1.19%	2.95%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.50	6.13%	216	0.10%	1.43%	2.68%	35.84%
	9/30/2005 - 3/31/2006 (4)	10.33	1.90%	10	0.03%	1.57%	2.17%	66.26%

PL Portfolio Optimization Moderate-Conservative
Class A:	4/1/2007 - 3/31/2008 (4)	$10.96	2.31%	$50,389	0.00%	0.82%	2.50%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.21	7.93%	36,345	0.01%	1.18%	2.13%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.87	7.23%	28,292	0.02%	1.32%	1.72%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.33	3.28%	19,664	0.00%	1.74%	1.05%	7.82%
	12/31/2003 - 3/31/2004 (4)	10.14	1.40%	5,197	0.00%	2.86%	0.46%	2.81%

Class B:	4/1/2007 - 3/31/2008 (4)	$10.89	1.53%	$15,092	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.15	7.39%	12,098	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.82	6.70%	9,058	0.52%	1.82%	1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.29	2.69%	6,699	0.50%	2.24%	0.55%	7.82%
	12/31/2003 - 3/31/2004 (4)	10.13	1.30%	3,013	0.50%	3.36%	(0.04%)	2.81%

Class C:	4/1/2007 - 3/31/2008 (4)	$10.89	1.51%	$48,205	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.16	7.38%	30,464	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.83	6.80%	23,860	0.52%	1.82%	1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.29	2.70%	15,375	0.50%	2.24%	0.55%	7.82%
	12/31/2003 - 3/31/2004 (4)	10.13	1.30%	5,354	0.50%	3.36%	(0.04%)	2.81%

Class R:	4/1/2007 - 3/31/2008 (4)	$10.94	2.03%	$3,031	0.25%	1.07%	2.25%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.20	7.84%	1,373	0.10%	1.25%	2.04%	18.25%
	9/30/2005 - 3/31/2006 (4)	10.87	3.63%	290	0.02%	1.32%	1.72%	37.91%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Portfolio Optimization Moderate
Class A:	4/1/2007 - 3/31/2008 (4)	$12.08	$0.23		($0.17)	$0.06	($0.35)	($0.28)	($0.63)
	4/1/2006 - 3/31/2007 (4)	11.56	0.18		0.88	1.06	(0.22)	(0.32)	(0.54)
	4/1/2005 - 3/31/2006 (4)	10.54	0.15		1.06	1.21	(0.16)	(0.03)	(0.19)
	4/1/2004 - 3/31/2005 (4)	10.14	0.08		0.43	0.51	(0.09)	(0.02)	(0.11)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$12.02	$0.14		($0.17)	($0.03)	($0.27)	($0.28)	($0.55)
	4/1/2006 - 3/31/2007 (4)	11.51	0.11		0.89	1.00	(0.17)	(0.32)	(0.49)
	4/1/2005 - 3/31/2006 (4)	10.50	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.13	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)
	12/31/2003 - 3/31/2004 (4)	10.00	(—	)(5)	0.13	0.13	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$12.00	$0.14		($0.17)	($0.03)	($0.27)	($0.28)	($0.55)
	4/1/2006 - 3/31/2007 (4)	11.50	0.11		0.88	0.99	(0.17)	(0.32)	(0.49)
	4/1/2005 - 3/31/2006 (4)	10.49	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.12	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)
	12/31/2003 - 3/31/2004 (4)	10.00	(—	)(5)	0.12	0.12	—	—	—

Class R:	4/1/2007 - 3/31/2008 (4)	$12.06	$0.20		($0.17)	$0.03	($0.33)	($0.28)	($0.61)
	4/1/2006 - 3/31/2007 (4)	11.56	0.16		0.88	1.04	(0.22)	(0.32)	(0.54)
	9/30/2005 - 3/31/2006 (4)	11.05	0.07		0.60	0.67	(0.15)	(0.01)	(0.16)

PL Portfolio Optimization Moderate-Aggressive
Class A:	4/1/2007 - 3/31/2008 (4)	$12.74	$0.17		($0.41)	($0.24)	($0.33)	($0.38)	($0.71)
	4/1/2006 - 3/31/2007 (4)	12.02	0.12		1.12	1.24	(0.20)	(0.32)	(0.52)
	4/1/2005 - 3/31/2006 (4)	10.66	0.10		1.44	1.54	(0.13)	(0.05)	(0.18)
	4/1/2004 - 3/31/2005 (4)	10.11	0.05		0.58	0.63	(0.06)	(0.02)	(0.08)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01		0.10	0.11	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$12.67	$0.07		($0.41)	($0.34)	($0.26)	($0.38)	($0.64)
	4/1/2006 - 3/31/2007 (4)	11.97	0.05		1.13	1.18	(0.16)	(0.32)	(0.48)
	4/1/2005 - 3/31/2006 (4)	10.63	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.10	—	(5)	0.58	0.58	(0.03)	(0.02)	(0.05)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)		0.11	0.10	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$12.65	$0.07		($0.41)	($0.34)	($0.26)	($0.38)	($0.64)
	4/1/2006 - 3/31/2007 (4)	11.95	0.05		1.13	1.18	(0.16)	(0.32)	(0.48)
	4/1/2005 - 3/31/2006 (4)	10.61	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.09	—	(5)	0.57	0.57	(0.03)	(0.02)	(0.05)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)		0.10	0.09	—	—	—

Class R:	4/1/2007 - 3/31/2008 (4)	$12.74	$0.13		($0.39)	($0.26)	($0.31)	($0.38)	($0.69)
	4/1/2006 - 3/31/2007 (4)	12.02	0.11		1.13	1.24	(0.20)	(0.32)	(0.52)
	9/30/2005 - 3/31/2006 (4)	11.28	0.05		0.83	0.88	(0.13)	(0.01)	(0.14)

		Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Portfolio Optimization Moderate
Class A:	4/1/2007 - 3/31/2008 (4)	$11.51	0.28%	$192,707	0.00%	0.78%	1.90%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.08	9.41%	149,905	0.00%	1.06%	1.51%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.56	11.58%	95,079	0.00%	1.20%	1.33%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.54	5.09%	53,783	0.00%	1.41%	0.82%	5.78%
	12/31/2003 - 3/31/2004 (4)	10.14	1.40%	12,743	0.00%	2.31%	0.36%	0.86%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.44	(0.48%)	$56,387	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.02	8.88%	43,774	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.51	11.10%	31,687	0.50%	1.70%	0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.50	4.55%	19,414	0.50%	1.91%	0.32%	5.78%
	12/31/2003 - 3/31/2004 (4)	10.13	1.30%	5,594	0.50%	2.81%	(0.14%)	0.86%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.42	(0.46%)	$180,421	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.00	8.82%	134,695	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.50	11.12%	88,774	0.50%	1.70%	0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.49	4.53%	52,510	0.50%	1.91%	0.32%	5.78%
	12/31/2003 - 3/31/2004 (4)	10.12	1.20%	16,870	0.50%	2.81%	(0.14%)	0.86%

Class R:	4/1/2007 - 3/31/2008 (4)	$11.48	0.05%	$7,754	0.25%	1.03%	1.65%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.06	9.24%	2,332	0.11%	1.13%	1.40%	8.24%
	9/30/2005 - 3/31/2006 (4)	11.56	6.16%	13	0.00%	1.20%	1.33%	26.54%

PL Portfolio Optimization Moderate-Aggressive
Class A:	4/1/2007 - 3/31/2008 (4)	$11.79	(2.25%)	$203,091	0.00%	0.78%	1.30%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.74	10.57%	158,754	0.00%	1.05%	1.02%	6.96%
	4/1/2005 - 3/31/2006 (4)	12.02	14.59%	93,498	0.00%	1.19%	0.86%	27.98%
	4/1/2004 - 3/31/2005 (4)	10.66	6.26%	43,986	0.00%	1.43%	0.52%	10.16%
	12/31/2003 - 3/31/2004 (4)	10.11	1.10%	13,362	0.00%	2.47%	0.22%	0.68%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.69	(3.04%)	$68,162	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.67	10.11%	56,938	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006 (4)	11.97	14.09%	35,154	0.50%	1.69%	0.36%	27.98%
	4/1/2004 - 3/31/2005 (4)	10.63	5.79%	18,954	0.50%	1.93%	0.02%	10.16%
	12/31/2003 - 3/31/2004 (4)	10.10	1.00%	6,962	0.50%	2.97%	(0.28%)	0.68%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.67	(3.03%)	$184,634	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.65	10.12%	143,281	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006 (4)	11.95	14.13%	90,306	0.50%	1.69%	0.36%	27.98%
	4/1/2004 - 3/31/2005 (4)	10.61	5.72%	48,159	0.50%	1.93%	0.02%	10.16%
	12/31/2003 - 3/31/2004 (4)	10.09	0.90%	12,719	0.50%	2.97%	(0.28%)	0.68%

Class R:	4/1/2007 - 3/31/2008 (4)	$11.79	(2.39%)	$3,147	0.25%	1.03%	1.05%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.74	10.57%	971	0.10%	1.12%	0.92%	6.96%
	9/30/2005 - 3/31/2006 (4)	12.02	7.92%	11	0.00%	1.19%	0.86%	27.98%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions

PL Portfolio Optimization Aggressive
Class A:	4/1/2007 - 3/31/2008 (4)	$13.49	$0.08		($0.77)	($0.69)	($0.33)		($0.43)	($0.76)
	4/1/2006 - 3/31/2007 (4)	12.57	0.07		1.46	1.53	(0.19)		(0.42)	(0.61)
	4/1/2005 - 3/31/2006 (4)	10.75	0.05		1.94	1.99	(0.11)		(0.06)	(0.17)
	4/1/2004 - 3/31/2005 (4)	10.08	0.02		0.70	0.72	(0.02)		(0.03)	(0.05)
	12/31/2003 - 3/31/2004 (4)	10.00	—	(5)	0.08	0.08	—		—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$13.41	($0.02)		($0.78)	($0.80)	($0.25)		($0.43)	($0.68)
	4/1/2006 - 3/31/2007 (4)	12.52	(—	) (5)	1.46	1.46	(0.15)		(0.42)	(0.57)
	4/1/2005 - 3/31/2006 (4)	10.72	(0.01)		1.94	1.93	(0.07)		(0.06)	(0.13)
	4/1/2004 - 3/31/2005 (4)	10.07	(0.03)		0.71	0.68	—		(0.03)	(0.03)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)		0.08	0.07	—		—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$13.40	($0.02)		($0.77)	($0.79)	($0.26)		($0.43)	($0.69)
	4/1/2006 - 3/31/2007 (4)	12.51	(—	)(5)	1.46	1.46	(0.15)		(0.42)	(0.57)
	4/1/2005 - 3/31/2006 (4)	10.72	(0.01)		1.93	1.92	(0.07)		(0.06)	(0.13)
	4/1/2004 - 3/31/2005 (4)	10.07	(0.03)		0.71	0.68	—		(0.03)	(0.03)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)		0.08	0.07	—		—	—

Class R:	4/1/2007 - 3/31/2008 (4)	$13.49	$0.05		($0.77)	($0.72)	($0.31)		($0.43)	($0.74)
	4/1/2006 - 3/31/2007 (4)	12.57	0.05		1.48	1.53	(0.19)		(0.42)	(0.61)
	9/30/2005 - 3/31/2006 (4)	11.50	0.02		1.17	1.19	(0.11)		(0.01)	(0.12)

PL Money Market Fund (6)
Class A:	4/1/2007 - 3/31/2008	$1.00	$0.04		$—	$0.04	($0.04)		$—	($0.04)
	4/1/2006 - 3/31/2007	1.00	0.04		—	0.04	(0.04)		—	(0.04)
	4/1/2005 - 3/31/2006	1.00	0.03		—	0.03	(0.03)		—	(0.03)
	4/1/2004 - 3/31/2005	1.00	0.01		—	0.01	(0.01)		—	(0.01)
	4/1/2003 - 3/31/2004	1.00	—	(5)	—	— (5)	(—	) (5)	—	(—	) (5)

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Portfolio Optimization Aggressive
Class A:	4/1/2007 - 3/31/2008 (4)	$12.04	(5.70%)	$96,230	0.00%	0.80%	0.62%	9.66%
	4/1/2006 - 3/31/2007 (4)	13.49	12.53%	75,546	0.00%	1.09%	0.54%	10.14%
	4/1/2005 - 3/31/2006 (4)	12.57	18.59%	39,397	0.00%	1.29%	0.42%	42.51%
	4/1/2004 - 3/31/2005 (4)	10.75	7.17%	18,244	0.00%	1.75%	0.23%	22.37%
	12/31/2003 - 3/31/2004 (4)	10.08	0.80%	8,187	0.00%	2.52%	0.09%	0.00%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.93	(6.46%)	$30,059	0.75%	1.55%	(0.13%)	9.66%
	4/1/2006 - 3/31/2007 (4)	13.41	12.00%	23,716	0.58%	1.67%	(0.04%)	10.14%
	4/1/2005 - 3/31/2006 (4)	12.52	18.11%	12,889	0.50%	1.79%	(0.08%)	42.51%
	4/1/2004 - 3/31/2005 (4)	10.72	6.75%	6,110	0.50%	2.25%	(0.27%)	22.37%
	12/31/2003 - 3/31/2004 (4)	10.07	0.70%	2,409	0.50%	3.02%	(0.41%)	0.00%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.92	(6.44%)	$75,389	0.75%	1.55%	(0.13%)	9.66%
	4/1/2006 - 3/31/2007 (4)	13.40	12.01%	55,389	0.58%	1.67%	(0.04%)	10.14%
	4/1/2005 - 3/31/2006 (4)	12.51	18.00%	30,782	0.50%	1.79%	(0.08%)	42.51%
	4/1/2004 - 3/31/2005 (4)	10.72	6.75%	17,510	0.50%	2.25%	(0.27%)	22.37%
	12/31/2003 - 3/31/2004 (4)	10.07	0.70%	7,868	0.50%	3.02%	(0.41%)	0.00%

Class R:	4/1/2007 - 3/31/2008 (4)	$12.03	(5.88%)	$1,236	0.25%	1.05%	0.37%	9.66%
	4/1/2006 - 3/31/2007 (4)	13.49	12.53%	382	0.14%	1.17%	0.40%	10.14%
	9/30/2005 - 3/31/2006 (4)	12.57	10.44%	11	0.00%	1.29%	0.42%	42.51%

PL Money Market Fund (6)
Class A:	4/1/2007 - 3/31/2008	$1.00	3.90%	$42,636	0.95%	1.28%	3.68%	N/A
	4/1/2006 - 3/31/2007	1.00	4.31%	21,098	1.02%	1.58%	4.20%	N/A
	4/1/2005 - 3/31/2006	1.00	2.76%	19,293	0.94%	1.79%	2.67%	N/A
	4/1/2004 - 3/31/2005	1.00	0.77%	22,341	0.95%	2.05%	0.83%	N/A
	4/1/2003 - 3/31/2004	1.00	0.18%	14,627	0.95%	2.53%	0.14%	N/A

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS FINANCIAL HIGHLIGHTS (Continued) Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Small-Cap Growth Fund (7)
Class A:	4/1/2007 - 3/31/2008 (4)	$11.24	($0.12)	($0.62)	($0.74)	$—	($1.38)	($1.38)
	4/1/2006 - 3/31/2007 (4)	11.22	(0.08)	0.11	0.03	—	(0.01)	(0.01)
	4/1/2005 - 3/31/2006 (4)	11.78	(0.10)	1.62	1.52	—	(2.08)	(2.08)
	4/1/2004 - 3/31/2005 (4)	11.53	(0.16)	0.69	0.53	—	(0.28)	(0.28)
	4/1/2003 - 3/31/2004 (4)	8.59	(0.15)	3.09	2.94	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$10.91	($0.20)	($0.58)	($0.78)	$—	($1.38)	($1.38)
	4/1/2006 - 3/31/2007 (4)	10.95	(0.14)	0.11	(0.03)	—	(0.01)	(0.01)
	4/1/2005 - 3/31/2006 (4)	11.59	(0.16)	1.60	1.44	—	(2.08)	(2.08)
	4/1/2004 - 3/31/2005 (4)	11.41	(0.21)	0.67	0.46	—	(0.28)	(0.28)
	4/1/2003 - 3/31/2004 (4)	8.53	(0.22)	3.10	2.88	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$10.93	($0.20)	($0.59)	($0.79)	$—	($1.38)	($1.38)
	4/1/2006 - 3/31/2007 (4)	10.96	(0.14)	0.12	(0.02)	—	(0.01)	(0.01)
	4/1/2005 - 3/31/2006 (4)	11.61	(0.16)	1.59	1.43	—	(2.08)	(2.08)
	4/1/2004 - 3/31/2005 (4)	11.42	(0.21)	0.68	0.47	—	(0.28)	(0.28)
	4/1/2003 - 3/31/2004 (4)	8.55	(0.23)	3.10	2.87	—	—	—

PL International Value Fund (8)
Class A:	4/1/2007 - 3/31/2008 (4)	$14.39	$0.22	($1.38)	($1.16)	($0.13)	($0.28)	($0.41)
	4/1/2006 - 3/31/2007 (4)	15.30	0.16	2.48	2.64	(0.14)	(3.41)	(3.55)
	4/1/2005 - 3/31/2006 (4)	13.22	0.14	2.19	2.33	(0.08)	(0.17)	(0.25)
	4/1/2004 - 3/31/2005 (4)	11.89	0.08	1.46	1.54	(0.02)	(0.19)	(0.21)
	4/1/2003 - 3/31/2004 (4)	8.73	0.06	3.13	3.19	(0.03)	—	(0.03)

Class B:	4/1/2007 - 3/31/2008 (4)	$14.07	$0.11	($1.35)	($1.24)	($0.01)	($0.28)	($0.29)
	4/1/2006 - 3/31/2007 (4)	15.05	0.07	2.44	2.51	(0.08)	(3.41)	(3.49)
	4/1/2005 - 3/31/2006 (4)	13.00	0.07	2.16	2.23	(0.01)	(0.17)	(0.18)
	4/1/2004 - 3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)

Class C:	4/1/2007 - 3/31/2008 (4)	$14.06	$0.11	($1.34)	($1.23)	$—	($0.28)	($0.28)
	4/1/2006 - 3/31/2007 (4)	15.02	0.07	2.43	2.50	(0.05)	(3.41)	(3.46)
	4/1/2005 - 3/31/2006 (4)	13.00	0.07	2.14	2.21	(0.02)	(0.17)	(0.19)
	4/1/2004 - 3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Small-Cap Growth Fund (7)
Class A:	4/1/2007 - 3/31/2008 (4)	$9.12	(8.81%)	$37,258	1.55%	1.90%	(1.07%)	163.56%
	4/1/2006 - 3/31/2007 (4)	11.24	0.28%	41,378	1.78%	2.24%	(0.74%)	52.87%
	4/1/2005 - 3/31/2006 (4)	11.22	15.01%	24,218	1.95%	2.95%	(0.99%)	132.27%
	4/1/2004 - 3/31/2005 (4)	11.78	4.54%	7,116	1.95%	3.38%	(1.36%)	201.57%
	4/1/2003 - 3/31/2004 (4)	11.53	34.23%	8,469	1.95%	3.55%	(1.61%)	110.77%

Class B:	4/1/2007 - 3/31/2008 (4)	$8.75	(9.46%)	$362	2.30%	2.65%	(1.82%)	163.56%
	4/1/2006 - 3/31/2007 (4)	10.91	(0.26%)	442	2.35%	2.81%	(1.31%)	52.87%
	4/1/2005 - 3/31/2006 (4)	10.95	14.49%	425	2.45%	3.45%	(1.49%)	132.27%
	4/1/2004 - 3/31/2005 (4)	11.59	3.97%	283	2.45%	3.88%	(1.86%)	201.57%
	4/1/2003 - 3/31/2004 (4)	11.41	33.61%	267	2.45%	4.05%	(2.11%)	110.77%

Class C:	4/1/2007 - 3/31/2008 (4)	$8.76	(9.54%)	$293	2.30%	2.65%	(1.82%)	163.56%
	4/1/2006 - 3/31/2007 (4)	10.93	(0.17%)	432	2.35%	2.81%	(1.31%)	52.87%
	4/1/2005 - 3/31/2006 (4)	10.96	14.38%	539	2.45%	3.45%	(1.49%)	132.27%
	4/1/2004 - 3/31/2005 (4)	11.61	4.06%	585	2.45%	3.88%	(1.86%)	201.57%
	4/1/2003 - 3/31/2004 (4)	11.42	33.57%	360	2.45%	4.05%	(2.11%)	110.77%

PL International Value Fund (8)
Class A:	4/1/2007 - 3/31/2008 (4)	$12.82	(8.27%)	$124,055	1.40%	1.72%	1.50%	17.40%
	4/1/2006 - 3/31/2007 (4)	14.39	18.40%	77,127	1.64%	2.08%	1.04%	108.86%
	4/1/2005 - 3/31/2006 (4)	15.30	17.85%	57,657	1.80%	2.28%	0.99%	55.25%
	4/1/2004 - 3/31/2005 (4)	13.22	13.13%	50,801	1.80%	2.45%	0.62%	20.92%
	4/1/2003 - 3/31/2004 (4)	11.89	36.57%	20,007	1.80%	2.86%	0.73%	58.63%

Class B:	4/1/2007 - 3/31/2008 (4)	$12.54	(8.93%)	$533	2.15%	2.47%	0.75%	17.40%
	4/1/2006 - 3/31/2007 (4)	14.07	17.74%	662	2.21%	2.65%	0.47%	108.86%
	4/1/2005 - 3/31/2006 (4)	15.05	17.36%	427	2.30%	2.78%	0.49%	55.25%
	4/1/2004 - 3/31/2005 (4)	13.00	12.59%	449	2.30%	2.95%	0.12%	20.92%
	4/1/2003 - 3/31/2004 (4)	11.73	35.79%	324	2.30%	3.36%	0.23%	58.63%

Class C:	4/1/2007 - 3/31/2008 (4)	$12.55	(8.93%)	$944	2.15%	2.47%	0.75%	17.40%
	4/1/2006 - 3/31/2007 (4)	14.06	17.82%	1,435	2.21%	2.65%	0.47%	108.86%
	4/1/2005 - 3/31/2006 (4)	15.02	17.19%	1,548	2.30%	2.78%	0.49%	55.25%
	4/1/2004 - 3/31/2005 (4)	13.00	12.59%	1,212	2.30%	2.95%	0.12%	20.92%
	4/1/2003 - 3/31/2004 (4)	11.73	35.79%	781	2.30%	3.36%	0.23%	58.63%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions

PL Large-Cap Value Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$13.03	$0.10	($1.21)	($1.11)	($0.08)	($0.25)		($0.33)
	4/1/2006 - 3/31/2007 (4)	12.67	0.06	1.37	1.43	(0.04)	(1.03)		(1.07)
	4/1/2005 - 3/31/2006 (4)	11.30	0.02	1.38	1.40	(0.03)	(—	) (5)	(0.03)
	4/1/2004 - 3/31/2005 (4)	10.94	0.06	0.35	0.41	(0.05)	—		(0.05)
	4/1/2003 - 3/31/2004 (4)	7.83	0.03	3.09	3.12	(0.01)	—		(0.01)

Class B:	4/1/2007 - 3/31/2008 (4)	$12.81	$0.01	($1.19)	($1.18)	$—	($0.25)		($0.25)
	4/1/2006 - 3/31/2007 (4)	12.51	(0.01)	1.34	1.33	—	(1.03)		(1.03)
	4/1/2005 - 3/31/2006 (4)	11.19	(0.03)	1.37	1.34	(0.02)	(—	) (5)	(0.02)
	4/1/2004 - 3/31/2005 (4)	10.83	— (5)	0.36	0.36	—	—		—
	4/1/2003 - 3/31/2004 (4)	7.78	(0.02)	3.08	3.06	(0.01)	—		(0.01)

Class C:	4/1/2007 - 3/31/2008 (4)	$12.78	$0.01	($1.20)	($1.19)	$—	($0.25)		($0.25)
	4/1/2006 - 3/31/2007 (4)	12.48	(0.01)	1.34	1.33	—	(1.03)		(1.03)
	4/1/2005 - 3/31/2006 (4)	11.16	(0.03)	1.36	1.33	(0.01)	(—	) (5)	(0.01)
	4/1/2004 - 3/31/2005 (4)	10.81	— (5)	0.35	0.35	—	—		—
	4/1/2003 - 3/31/2004 (4)	7.77	(0.02)	3.07	3.05	(0.01)	—		(0.01)

PL Short Duration Bond Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$9.81	$0.35	$0.41	$0.76	($0.35)	$—		($0.35)
	4/1/2006 - 3/31/2007 (4)	9.76	0.32	0.04	0.36	(0.31)	—		(0.31)
	4/1/2005 - 3/31/2006 (4)	9.85	0.19	(0.09)	0.10	(0.19)	—		(0.19)
	4/1/2004 - 3/31/2005 (4)	10.09	0.09	(0.22)	(0.13)	(0.09)	(0.02)		(0.11)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.08	0.09	—	—		—

Class B:	4/1/2007 - 3/31/2008 (4)	$9.80	$0.27	$0.41	$0.68	($0.27)	$—		($0.27)
	4/1/2006 - 3/31/2007 (4)	9.74	0.26	0.06	0.32	(0.26)	—		(0.26)
	4/1/2005 - 3/31/2006 (4)	9.85	0.14	(0.11)	0.03	(0.14)	—		(0.14)
	4/1/2004 - 3/31/2005 (4)	10.08	0.04	(0.21)	(0.17)	(0.04)	(0.02)		(0.06)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—		—

Class C:	4/1/2007 - 3/31/2008 (4)	$9.79	$0.27	$0.41	$0.68	($0.24)	$—		($0.24)
	4/1/2006 - 3/31/2007 (4)	9.74	0.27	0.03	0.30	(0.25)	—		(0.25)
	4/1/2005 - 3/31/2006 (4)	9.83	0.14	(0.09)	0.05	(0.14)	—		(0.14)
	4/1/2004 - 3/31/2005 (4)	10.08	0.04	(0.22)	(0.18)	(0.05)	(0.02)		(0.07)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—		—

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Large-Cap Value Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$11.59	(8.80%)	$68,901	1.40%	1.69%	0.79%	24.35%
	4/1/2006 - 3/31/2007 (4)	13.03	12.09%	56,601	1.63%	2.05%	0.50%	19.58%
	4/1/2005 - 3/31/2006 (4)	12.67	12.47%	34,459	1.80%	2.25%	0.20%	77.07%
	4/1/2004 - 3/31/2005 (4)	11.30	3.78%	50,430	1.80%	2.28%	0.54%	43.72%
	4/1/2003 - 3/31/2004 (4)	10.94	39.91%	25,315	1.80%	2.73%	0.29%	38.10%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.38	(9.41%)	$562	2.15%	2.44%	0.04%	24.35%
	4/1/2006 - 3/31/2007 (4)	12.81	11.43%	687	2.20%	2.62%	(0.07%)	19.58%
	4/1/2005 - 3/31/2006 (4)	12.51	11.99%	573	2.30%	2.75%	(0.30%)	77.07%
	4/1/2004 - 3/31/2005 (4)	11.19	3.32%	504	2.30%	2.78%	0.04%	43.72%
	4/1/2003 - 3/31/2004 (4)	10.83	39.36%	556	2.30%	3.23%	(0.21%)	38.10%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.34	(9.51%)	$1,021	2.15%	2.44%	0.04%	24.35%
	4/1/2006 - 3/31/2007 (4)	12.78	11.46%	1,551	2.20%	2.62%	(0.07%)	19.58%
	4/1/2005 - 3/31/2006 (4)	12.48	11.88%	1,599	2.30%	2.75%	(0.30%)	77.07%
	4/1/2004 - 3/31/2005 (4)	11.16	3.33%	1,538	2.30%	2.78%	0.04%	43.72%
	4/1/2003 - 3/31/2004 (4)	10.81	39.27%	1,277	2.30%	3.23%	(0.21%)	38.10%

PL Short Duration Bond Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$10.22	7.86%	$83,683	1.15%	1.42%	3.48%	41.74%
	4/1/2006 - 3/31/2007 (4)	9.81	3.76%	66,823	1.39%	1.75%	3.28%	77.84%
	4/1/2005 - 3/31/2006 (4)	9.76	1.03%	44,945	1.55%	1.93%	1.97%	91.81%
	4/1/2004 - 3/31/2005 (4)	9.85	(1.34%)	35,333	1.55%	2.34%	0.93%	203.81%
	12/31/2003 - 3/31/2004 (4)	10.09	0.90%	13,617	1.55%	2.72%	0.23%	144.88%

Class B:	4/1/2007 - 3/31/2008 (4)	$10.21	7.05%	$40	1.90%	2.17%	2.73%	41.74%
	4/1/2006 - 3/31/2007 (4)	9.80	3.31%	45	1.96%	2.32%	2.71%	77.84%
	4/1/2005 - 3/31/2006 (4)	9.74	0.35%	20	2.05%	2.43%	1.47%	91.81%
	4/1/2004 - 3/31/2005 (4)	9.85	(1.77%)	13	2.05%	2.84%	0.43%	203.81%
	12/31/2003 - 3/31/2004 (4)	10.08	0.80%	10	2.05%	3.22%	(0.27%)	144.88%

Class C:	4/1/2007 - 3/31/2008 (4)	$10.23	7.06%	$45	1.90%	2.17%	2.73%	41.74%
	4/1/2006 - 3/31/2007 (4)	9.79	3.17%	434	1.96%	2.32%	2.71%	77.84%
	4/1/2005 - 3/31/2006 (4)	9.74	0.52%	588	2.05%	2.43%	1.47%	91.81%
	4/1/2004 - 3/31/2005 (4)	9.83	(1.81%)	579	2.05%	2.84%	0.43%	203.81%
	12/31/2003 - 3/31/2004 (4)	10.08	0.80%	62	2.05%	3.22%	(0.27%)	144.88%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Growth LT Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$13.10	$0.05		($0.22)	($0.17)	($0.05)	($0.25)	($0.30)
	4/1/2006 - 3/31/2007 (4)	12.23	(0.01)		0.98	0.97	—	(0.10)	(0.10)
	4/1/2005 - 3/31/2006 (4)	10.64	(0.05)		1.64	1.59	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.34	(0.05)		0.35	0.30	—	—	—
	4/1/2003 - 3/31/2004 (4)	7.62	(0.10)		2.82	2.72	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$12.78	($0.05)		($0.22)	($0.27)	$—	($0.25)	($0.25)
	4/1/2006 - 3/31/2007 (4)	12.00	(0.08)		0.96	0.88	—	(0.10)	(0.10)
	4/1/2005 - 3/31/2006 (4)	10.49	(0.11)		1.62	1.51	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.24	(0.10)		0.35	0.25	—	—	—
	4/1/2003 - 3/31/2004 (4)	7.58	(0.15)		2.81	2.66	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$12.74	($0.05)		($0.22)	($0.27)	$—	($0.25)	($0.25)
	4/1/2006 - 3/31/2007 (4)	11.95	(0.08)		0.97	0.89	—	(0.10)	(0.10)
	4/1/2005 - 3/31/2006 (4)	10.46	(0.11)		1.60	1.49	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.21	(0.10)		0.35	0.25	—	—	—
	4/1/2003 - 3/31/2004 (4)	7.57	(0.15)		2.79	2.64	—	—	—

PL Mid-Cap Value Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$11.62	$0.06		($1.61)	($1.55)	($0.03)	($1.12)	($1.15)
	4/1/2006 - 3/31/2007 (4)	10.54	(—	)(5)	1.51	1.51	—	(0.43)	(0.43)
	4/1/2005 - 3/31/2006 (4)	9.90	(0.02)		1.30	1.28	(0.01)	(0.63)	(0.64)
	12/31/2004 - 3/31/2005 (4)	10.00	(0.01)		(0.09)	(0.10)	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$11.48	($0.02)		($1.58)	($1.60)	$—	($1.12)	($1.12)
	4/1/2006 - 3/31/2007 (4)	10.48	(0.06)		1.49	1.43	—	(0.43)	(0.43)
	4/1/2005 - 3/31/2006 (4)	9.89	(0.07)		1.29	1.22	—	(0.63)	(0.63)
	12/31/2004 - 3/31/2005 (4)	10.00	(0.02)		(0.09)	(0.11)	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$11.47	($0.02)		($1.58)	($1.60)	$—	($1.12)	($1.12)
	4/1/2006 - 3/31/2007 (4)	10.47	(0.06)		1.49	1.43	—	(0.43)	(0.43)
	4/1/2005 - 3/31/2006 (4)	9.89	(0.07)		1.29	1.22	(0.01)	(0.63)	(0.64)
	12/31/2004 - 3/31/2005 (4)	10.00	(0.02)		(0.09)	(0.11)	—	—	—

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns(1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)		Portfolio Turnover Rates

PL Growth LT Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$12.63	(1.55%)	$77,196	1.30%	1.66%	0.36%		81.50%
	4/1/2006 - 3/31/2007 (4)	13.10	7.95%	61,954	1.54%	1.95%	(0.08%)		37.99%
	4/1/2005 - 3/31/2006 (4)	12.23	14.94%	43,733	1.70%	2.15%	(0.44%)		69.48%
	4/1/2004 - 3/31/2005 (4)	10.64	2.90%	19,585	1.70%	2.54%	(0.44%)		42.84%
	4/1/2003 - 3/31/2004 (4)	10.34	35.70%	11,994	1.70%	3.21%	(1.08%)		42.65%

Class B:	4/1/2007 - 3/31/2008 (4)	$12.26	(2.34%)	$397	2.05%	2.41%	(0.39%)		81.50%
	4/1/2006 - 3/31/2007 (4)	12.78	7.44%	445	2.11%	2.52%	(0.65%)		37.99%
	4/1/2005 - 3/31/2006 (4)	12.00	14.30%	412	2.20%	2.65%	(0.94%)		69.48%
	4/1/2004 - 3/31/2005 (4)	10.49	2.44%	373	2.20%	3.04%	(0.94%)		42.84%
	4/1/2003 - 3/31/2004 (4)	10.24	34.91%	293	2.20%	3.71%	(1.58%)		42.65%

Class C:	4/1/2007 - 3/31/2008 (4)	$12.22	(2.35%)	$349	2.05%	2.41%	(0.39%)		81.50%
	4/1/2006 - 3/31/2007 (4)	12.74	7.46%	775	2.11%	2.52%	(0.65%)		37.99%
	4/1/2005 - 3/31/2006 (4)	11.95	14.24%	893	2.20%	2.65%	(0.94%)		69.48%
	4/1/2004 - 3/31/2005 (4)	10.46	2.45%	472	2.20%	3.04%	(0.94%)		42.84%
	4/1/2003 - 3/31/2004 (4)	10.21	34.87%	400	2.20%	3.71%	(1.58%)		42.65%

PL Mid-Cap Value Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$8.92	(14.81%)	$85,208	1.40%	1.69%	0.55%		70.09%
	4/1/2006 - 3/31/2007 (4)	11.62	14.80%	71,181	1.60%	2.01%	(—	%)(5)	74.07%
	4/1/2005 - 3/31/2006 (4)	10.54	13.11%	23,992	1.80%	2.44%	(0.16%)		112.93%
	12/31/2004 - 3/31/2005 (4)	9.90	(1.00%)	25,454	1.80%	3.20%	(0.42%)		16.26%

Class B:	4/1/2007 - 3/31/2008 (4)	$8.76	(15.40%)	$58	2.15%	2.44%	(0.20%)		70.09%
	4/1/2006 - 3/31/2007 (4)	11.48	14.10%	94	2.19%	2.60%	(0.59%)		74.07%
	4/1/2005 - 3/31/2006 (4)	10.48	12.53%	64	2.30%	2.94%	(0.66%)		112.93%
	12/31/2004 - 3/31/2005 (4)	9.89	(1.10%)	33	2.30%	3.70%	(0.92%)		16.26%

Class C:	4/1/2007 - 3/31/2008 (4)	$8.75	(15.42%)	$158	2.15%	2.44%	(0.20%)		70.09%
	4/1/2006 - 3/31/2007 (4)	11.47	14.11%	253	2.19%	2.60%	(0.59%)		74.07%
	4/1/2005 - 3/31/2006 (4)	10.47	12.50%	128	2.30%	2.94%	(0.66%)		112.93%
	12/31/2004 - 3/31/2005 (4)	9.89	(1.10%)	73	2.30%	3.70%	(0.92%)		16.26%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Large-Cap Growth Fund (9)
Class A:	4/1/2007 - 3/31/2008 (4)	$9.43	($0.08)	($0.11)	($0.19)	$—	$—	$—
	4/1/2006 - 3/31/2007 (4)	10.85	(0.09)	(0.40)	(0.49)	—	(0.93)	(0.93)
	4/1/2005 - 3/31/2006 (4)	10.14	(0.07)	0.78	0.71	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.19	(0.01)	(0.04)	(0.05)	—	—	—
	4/1/2003 - 3/31/2004 (4)	8.05	(0.07)	2.21	2.14	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$9.15	($0.15)	($0.10)	($0.25)	$—	$—	$—
	4/1/2006 - 3/31/2007 (4)	10.62	(0.14)	(0.40)	(0.54)	—	(0.93)	(0.93)
	4/1/2005 - 3/31/2006 (4)	9.98	(0.12)	0.76	0.64	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.07	(0.06)	(0.03)	(0.09)	—	—	—
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.20	2.09	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$9.14	($0.15)	($0.10)	($0.25)	$—	$—	$—
	4/1/2006 - 3/31/2007 (4)	10.60	(0.14)	(0.39)	(0.53)	—	(0.93)	(0.93)
	4/1/2005 - 3/31/2006 (4)	9.97	(0.12)	0.75	0.63	—	—	—
	4/1/2004 - 3/31/2005 (4)	10.06	(0.06)	(0.03)	(0.09)	—	—	—
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.19	2.08	—	—	—

PL International Large-Cap Fund (10)
Class A:	4/1/2007 - 3/31/2008 (4)	$16.64	$0.19	($0.34)	($0.15)	($0.15)	($0.79)	($0.94)
	4/1/2006 - 3/31/2007 (4)	15.45	0.28	2.49	2.77	(0.30)	(1.28)	(1.58)
	4/1/2005 - 3/31/2006 (4)	12.83	(—) (5)	2.89	2.89	(0.04)	(0.23)	(0.27)
	4/1/2004 - 3/31/2005 (4)	11.61	(0.01)	1.46	1.45	—	(0.23)	(0.23)
	4/1/2003 - 3/31/2004 (4)	8.20	(0.04)	3.45	3.41	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$16.24	$0.07	($0.34)	($0.27)	($0.05)	($0.79)	($0.84)
	4/1/2006 - 3/31/2007 (4)	15.15	0.19	2.43	2.62	(0.25)	(1.28)	(1.53)
	4/1/2005 - 3/31/2006 (4)	12.60	(0.07)	2.85	2.78	—	(0.23)	(0.23)
	4/1/2004 - 3/31/2005 (4)	11.46	(0.07)	1.44	1.37	—	(0.23)	(0.23)
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.41	3.32	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$16.29	$0.07	($0.34)	($0.27)	($0.03)	($0.79)	($0.82)
	4/1/2006 - 3/31/2007 (4)	15.16	0.19	2.44	2.63	(0.22)	(1.28)	(1.50)
	4/1/2005 - 3/31/2006 (4)	12.62	(0.07)	2.84	2.77	—	(0.23)	(0.23)
	4/1/2004 - 3/31/2005 (4)	11.48	(0.07)	1.44	1.37	—	(0.23)	(0.23)
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.43	3.34	—	—	—

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expense After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expenses Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Large-Cap Growth Fund (9)
Class A:	4/1/2007 - 3/31/2008 (4)	$9.24	(2.01%)	$26,235	1.50%	1.92%	(0.79%)	178.83%
	4/1/2006 - 3/31/2007 (4)	9.43	(3.80%)	29,713	1.73%	2.43%	(0.93%)	147.66%
	4/1/2005 - 3/31/2006 (4)	10.85	7.00%	19,366	1.90%	2.58%	(0.62%)	160.96%
	4/1/2004 - 3/31/2005 (4)	10.14	(0.49%)	45,147	1.90%	2.37%	(0.08%)	38.40%
	4/1/2003 - 3/31/2004 (4)	10.19	26.58%	23,408	1.90%	3.12%	(0.69%)	78.30%

Class B:	4/1/2007 - 3/31/2008 (4)	$8.90	(2.73%)	$389	2.25%	2.67%	(1.54%)	178.83%
	4/1/2006 - 3/31/2007 (4)	9.15	(4.40%)	428	2.31%	3.01%	(1.50%)	147.66%
	4/1/2005 - 3/31/2006 (4)	10.62	6.41%	594	2.40%	3.08%	(1.12%)	160.96%
	4/1/2004 - 3/31/2005 (4)	9.98	(0.89%)	526	2.40%	2.87%	(0.58%)	38.40%
	4/1/2003 - 3/31/2004 (4)	10.07	26.19%	497	2.40%	3.62%	(1.19%)	78.30%

Class C:	4/1/2007 - 3/31/2008 (4)	$8.89	(2.74%)	$627	2.25%	2.67%	(1.54%)	178.83%
	4/1/2006 - 3/31/2007 (4)	9.14	(4.31%)	824	2.31%	3.01%	(1.50%)	147.66%
	4/1/2005 - 3/31/2006 (4)	10.60	6.32%	1,654	2.40%	3.08%	(1.12%)	160.96%
	4/1/2004 - 3/31/2005 (4)	9.97	(0.89%)	1,367	2.40%	2.87%	(0.58%)	38.40%
	4/1/2003 - 3/31/2004 (4)	10.06	26.07%	1,090	2.40%	3.62%	(1.19%)	78.30%

PL International Large-Cap Fund (10)
Class A:	4/1/2007 - 3/31/2008 (4)	$15.55	(1.17%)	$96,049	1.60%	1.99%	1.18%	28.23%
	4/1/2006 - 3/31/2007 (4)	16.64	18.70%	76,806	1.84%	2.38%	1.77%	47.87%
	4/1/2005 - 3/31/2006 (4)	15.45	22.72%	52,728	2.00%	2.79%	(0.03%)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.83	12.73%	38,195	2.00%	3.35%	(0.12%)	55.12%
	4/1/2003 - 3/31/2004 (4)	11.61	41.59%	15,358	2.03%	5.96%	(0.38%)	150.05%

Class B:	4/1/2007 - 3/31/2008 (4)	$15.13	(1.93%)	$607	2.35%	2.74%	0.43%	28.23%
	4/1/2006 - 3/31/2007 (4)	16.24	18.12%	668	2.41%	2.95%	1.20%	47.87%
	4/1/2005 - 3/31/2006 (4)	15.15	22.16%	436	2.50%	3.29%	(0.53%)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.60	12.18%	391	2.50%	3.85%	(0.62%)	55.12%
	4/1/2003 - 3/31/2004 (4)	11.46	40.79%	265	2.53%	6.46%	(0.88%)	150.05%

Class C:	4/1/2007 - 3/31/2008 (4)	$15.20	(1.93%)	$592	2.35%	2.74%	0.43%	28.23%
	4/1/2006 - 3/31/2007 (4)	16.29	18.11%	898	2.41%	2.95%	1.20%	47.87%
	4/1/2005 - 3/31/2006 (4)	15.16	22.12%	897	2.50%	3.29%	(0.53%)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.62	12.16%	593	2.50%	3.85%	(0.62%)	55.12%
	4/1/2003 - 3/31/2004 (4)	11.48	40.86%	222	2.53%	6.46%	(0.88%)	150.05%

See Notes to Financial Statements	See explanation of references E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions

PL Small-Cap Value Fund (11)
Class A:	6/29/2007 - 3/31/2008 (4)	$10.00	$0.10	($1.24)	($1.14)	($0.06)	$—		$(0.06)

PL Main Street Core Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$11.46	$0.08	($0.94)	($0.86)	($0.08)	($0.61)		($0.69)
	4/1/2006 - 3/31/2007	10.67	0.05	0.92	0.97	(0.03)	(0.15)		(0.18)
	9/30/2005 - 3/31/2006	10.00	0.01	0.67	0.68	(0.01)	—		(0.01)

PL Emerging Markets Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$13.01	$0.07	$2.32	$2.39	($0.05)	($1.77)		($1.82)
	4/1/2006 - 3/31/2007	12.00	0.06	1.56	1.62	(0.05)	(0.56)		(0.61)
	9/30/2005 - 3/31/2006	10.00	0.08	2.00	2.08	(0.08)	(—	)(5)	(0.08)

PL Managed Bond Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$10.16	$0.42	$0.53	$0.95	($0.37)	($0.01)		($0.38)
	4/1/2006 - 3/31/2007 (4)	9.98	0.35	0.22	0.57	(0.39)	—		(0.39)
	4/1/2005 - 3/31/2006 (4)	10.03	0.29	(0.07)	0.22	(0.27)	—		(0.27)
	4/1/2004 - 3/31/2005 (4)	10.45	0.14	(0.09)	0.05	(0.25)	(0.22)		(0.47)
	4/1/2003 - 3/31/2004 (4)	10.16	0.17	0.46	0.63	(0.34)	—		(0.34)

Class B:	4/1/2007 - 3/31/2008 (4)	$10.14	$0.34	$0.53	$0.87	($0.29)	($0.01)		($0.30)
	4/1/2006 - 3/31/2007 (4)	9.96	0.29	0.22	0.51	(0.33)	—		(0.33)
	4/1/2005 - 3/31/2006 (4)	10.01	0.24	(0.07)	0.17	(0.22)	—		(0.22)
	4/1/2004 - 3/31/2005 (4)	10.44	0.09	(0.10)	(0.01)	(0.20)	(0.22)		(0.42)
	4/1/2003 - 3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—		(0.28)

Class C:	4/1/2007 - 3/31/2008 (4)	$10.16	$0.34	$0.52	$0.86	($0.29)	($0.01)		($0.30)
	4/1/2006 - 3/31/2007 (4)	9.98	0.29	0.22	0.51	(0.33)	—		(0.33)
	4/1/2005 - 3/31/2006 (4)	10.02	0.24	(0.06)	0.18	(0.22)	—		(0.22)
	4/1/2004 - 3/31/2005 (4)	10.44	0.09	(0.09)	—	(0.20)	(0.22)		(0.42)
	4/1/2003 - 3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—		(0.28)

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset, Value, End of Year or Period	Total Returns (1)	Net Asset, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets(2),(3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income to Average Net Assets (3)	Portfolio Turnover Rates

PL Small-Cap Value Fund (11)
Class A:	6/29/2007 - 3/31/2008 (4)	$8.80	(11.47%)	$19,112	1.50%	2.07%	1.46%	17.98%

PL Main Street Core Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$9.91	(8.29%)	$111,936	1.20%	1.50%	0.69%	126.84%
	4/1/2006 - 3/31/2007	11.46	9.23%	87,136	1.43%	1.88%	0.54%	107.36%
	9/30/2005 - 3/31/2006	10.67	6.85%	53,930	1.60%	2.00%	0.29%	42.30%

PL Emerging Markets Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$13.58	17.21%	$47,633	1.55%	2.38%	0.46%	60.20%
	4/1/2006 - 3/31/2007	13.01	14.49%	51,376	1.78%	2.81%	0.49%	58.31%
	9/30/2005 - 3/31/2006	12.00	20.94%	33,476	1.95%	5.53%	1.88%	41.88%

PL Managed Bond Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$10.73	9.44%	$175,800	1.15%	1.50%	4.05%	424.71%
	4/1/2006 - 3/31/2007 (4)	10.16	5.90%	101,940	1.39%	1.82%	3.49%	477.64%
	4/1/2005 - 3/31/2006 (4)	9.98	2.19%	68,825	1.55%	2.00%	2.84%	534.38%
	4/1/2004 - 3/31/2005 (4)	10.03	0.56%	42,546	1.55%	2.22%	1.37%	323.24%
	4/1/2003 - 3/31/2004 (4)	10.45	6.28%	19,802	1.55%	2.86%	1.65%	459.70%

Class B:	4/1/2007 - 3/31/2008 (4)	$10.71	8.62%	$849	1.90%	2.25%	3.30%	424.71%
	4/1/2006 - 3/31/2007 (4)	10.14	5.31%	915	1.96%	2.39%	2.92%	477.64%
	4/1/2005 - 3/31/2006 (4)	9.96	1.67%	1,049	2.05%	2.50%	2.34%	534.38%
	4/1/2004 - 3/31/2005 (4)	10.01	(0.05%)	1,135	2.05%	2.72%	0.87%	323.24%
	4/1/2003 - 3/31/2004 (4)	10.44	5.86%	972	2.05%	3.36%	1.15%	459.70%

Class C:	4/1/2007 - 3/31/2008 (4)	$10.72	8.61%	$2,141	1.90%	2.25%	3.30%	424.71%
	4/1/2006 - 3/31/2007 (4)	10.16	5.23%	2,642	1.96%	2.39%	2.92%	477.64%
	4/1/2005 - 3/31/2006 (4)	9.98	1.75%	2,082	2.05%	2.50%	2.34%	534.38%
	4/1/2004 - 3/31/2005 (4)	10.02	0.04%	2,353	2.05%	2.72%	0.87%	323.24%
	4/1/2003 - 3/31/2004 (4)	10.44	5.86%	2,315	2.05%	3.36%	1.15%	459.70%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Inflation Managed Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$10.13	$0.49	$0.95	$1.44	($0.49)	$—	($0.49)
	4/1/2006 - 3/31/2007 (4)	10.00	0.26	0.14	0.40	(0.27)	—	(0.27)
	4/1/2005 - 3/31/2006 (4)	10.51	0.33	(0.36)	(0.03)	(0.47)	(0.01)	(0.48)
	4/1/2004 - 3/31/2005 (4)	10.93	0.20	(0.01)	0.19	(0.26)	(0.35)	(0.61)
	4/1/2003 - 3/31/2004 (4)	10.28	0.12	0.96	1.08	(0.20)	(0.23)	(0.43)

Class B:	4/1/2007 - 3/31/2008 (4)	$10.06	$0.41	$0.95	$1.36	($0.42)	$—	($0.42)
	4/1/2006 - 3/31/2007 (4)	9.93	0.20	0.14	0.34	(0.21)	—	(0.21)
	4/1/2005 - 3/31/2006 (4)	10.45	0.28	(0.36)	(0.08)	(0.43)	(0.01)	(0.44)
	4/1/2004 - 3/31/2005 (4)	10.89	0.15	(0.02)	0.13	(0.22)	(0.35)	(0.57)
	4/1/2003 - 3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)

Class C:	4/1/2007 - 3/31/2008 (4)	$10.07	$0.41	$0.94	$1.35	($0.41)	$—	($0.41)
	4/1/2006 - 3/31/2007 (4)	9.93	0.20	0.15	0.35	(0.21)	—	(0.21)
	4/1/2005 - 3/31/2006 (4)	10.45	0.28	(0.37)	(0.09)	(0.42)	(0.01)	(0.43)
	4/1/2004 - 3/31/2005 (4)	10.89	0.15	(0.01)	0.14	(0.23)	(0.35)	(0.58)
	4/1/2003 - 3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)

PL Comstock Fund (12)
Class A:	4/1/2007 - 3/31/2008 (4)	$14.11	$0.15	($1.95)	($1.80)	($0.12)	($0.35)	($0.47)
	4/1/2006 - 3/31/2007 (4)	12.92	0.12	1.55	1.67	(0.11)	(0.37)	(0.48)
	4/1/2005 - 3/31/2006 (4)	12.58	0.10	0.83	0.93	(0.06)	(0.53)	(0.59)
	4/1/2004 - 3/31/2005 (4)	11.37	0.07	1.19	1.26	(0.05)	—	(0.05)
	4/1/2003 - 3/31/2004 (4)	8.16	0.02	3.19	3.21	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$13.89	$0.05	($1.92)	($(1.87)	($0.01)	($0.35)	($0.36)
	4/1/2006 - 3/31/2007 (4)	12.75	0.05	1.51	1.56	(0.05)	(0.37)	(0.42)
	4/1/2005 - 3/31/2006 (4)	12.42	0.04	0.82	0.86	—	(0.53)	(0.53)
	4/1/2004 - 3/31/2005 (4)	11.24	0.01	1.17	1.18	—	—	—
	4/1/2003 - 3/31/2004 (4)	8.10	(0.03)	3.17	3.14	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$13.86	$0.05	($1.92)	($1.87)	$—	($0.35)	($0.35)
	4/1/2006 - 3/31/2007 (4)	12.72	0.05	1.52	1.57	(0.06)	(0.37)	(0.43)
	4/1/2005 - 3/31/2006 (4)	12.41	0.04	0.81	0.85	(0.01)	(0.53)	(0.54)
	4/1/2004 - 3/31/2005 (4)	11.24	0.01	1.17	1.18	(0.01)	—	(0.01)
	4/1/2003 - 3/31/2004 (4)	8.11	(0.03)	3.16	3.13	—	—	—

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Inflation Managed Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$11.08	14.80%	$122,386	1.15%	1.49%	4.77%	474.46%
	4/1/2006 - 3/31/2007 (4)	10.13	4.15%	82,340	1.39%	1.78%	2.60%	356.40%
	4/1/2005 - 3/31/2006 (4)	10.00	(0.44%)	66,103	1.55%	1.89%	3.21%	188.82%
	4/1/2004 - 3/31/2005 (4)	10.51	1.99%	36,465	1.55%	2.04%	1.96%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.93	10.75%	16,263	1.55%	2.73%	1.13%	507.96%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.00	13.94%	$865	1.90%	2.24%	4.02%	474.46%
	4/1/2006 - 3/31/2007 (4)	10.06	3.57%	900	1.96%	2.35%	2.03%	356.40%
	4/1/2005 - 3/31/2006 (4)	9.93	(0.91%)	1,402	2.05%	2.39%	2.71%	188.82%
	4/1/2004 - 3/31/2005 (4)	10.45	1.43%	1,199	2.05%	2.54%	1.46%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.89	10.20%	697	2.05%	3.23%	0.63%	507.96%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.01	13.92%	$2,199	1.90%	2.24%	4.02%	474.46%
	4/1/2006 - 3/31/2007 (4)	10.07	3.56%	2,739	1.96%	2.35%	2.03%	356.40%
	4/1/2005 - 3/31/2006 (4)	9.93	(0.95%)	4,142	2.05%	2.39%	2.71%	188.82%
	4/1/2004 - 3/31/2005 (4)	10.45	1.44%	5,682	2.05%	2.54%	1.46%	284.19%
	4/1/2003 - 3/31/2004 (4)	10.89	10.27%	4,065	2.05%	3.23%	0.63%	507.96%

PL Comstock Fund (12)
Class A:	4/1/2007 - 3/31/2008 (4)	$11.84	(13.16%)	$124,271	1.50%	1.77%	1.09%	23.28%
	4/1/2006 - 3/31/2007 (4)	14.11	13.21%	83,788	1.74%	2.11%	0.92%	40.11%
	4/1/2005 - 3/31/2006 (4)	12.92	7.62%	62,447	1.90%	2.25%	0.79%	22.40%
	4/1/2004 - 3/31/2005 (4)	12.58	11.08%	23,017	1.90%	2.70%	0.55%	34.41%
	4/1/2003 - 3/31/2004 (4)	11.37	39.34%	11,945	1.90%	3.59%	0.24%	105.34%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.66	(13.81%)	$520	2.25%	2.52%	0.34%	23.28%
	4/1/2006 - 3/31/2007 (4)	13.89	12.49%	686	2.31%	2.68%	0.35%	40.11%
	4/1/2005 - 3/31/2006 (4)	12.75	7.14%	532	2.40%	2.75%	0.29%	22.40%
	4/1/2004 - 3/31/2005 (4)	12.42	10.50%	388	2.40%	3.20%	0.05%	34.41%
	4/1/2003 - 3/31/2004 (4)	11.24	38.77%	453	2.40%	4.09%	(0.26%)	105.34%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.64	(13.81%)	$743	2.25%	2.52%	0.34%	23.28%
	4/1/2006 - 3/31/2007 (4)	13.86	12.58%	1,195	2.31%	2.68%	0.35%	40.11%
	4/1/2005 - 3/31/2006 (4)	12.72	7.05%	938	2.40%	2.75%	0.29%	22.40%
	4/1/2004 - 3/31/2005 (4)	12.41	10.50%	872	2.40%	3.20%	0.05%	34.41%
	4/1/2003 - 3/31/2004 (4)	11.24	38.60%	226	2.40%	4.09%	(0.26%)	105.34%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions

PL Mid-Cap Growth Fund (13)
Class A:	4/1/2007 - 3/31/2008 (4)	$10.93	($0.02)	$0.66	$0.64	$—	($2.26)	($2.26)
	4/1/2006 - 3/31/2007 (4)	11.67	(0.07)	0.31	0.24	—	(0.98)	(0.98)
	4/1/2005 - 3/31/2006 (4)	8.93	(0.11)	2.85	2.74	—	—	—
	4/1/2004 - 3/31/2005 (4)	8.01	(0.12)	1.04	0.92	—	—	—
	4/1/2003 - 3/31/2004 (4)	5.92	(0.10)	2.19	2.09	—	—	—

Class B:	4/1/2007 - 3/31/2008 (4)	$10.64	($0.10)	$0.66	$0.56	$—	($2.26)	($2.26)
	4/1/2006 - 3/31/2007 (4)	11.45	(0.13)	0.30	0.17	—	(0.98)	(0.98)
	4/1/2005 - 3/31/2006 (4)	8.80	(0.15)	2.80	2.65	—	—	—
	4/1/2004 - 3/31/2005 (4)	7.93	(0.15)	1.02	0.87	—	—	—
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.19	2.05	—	—	—

Class C:	4/1/2007 - 3/31/2008 (4)	$10.62	($0.10)	$0.65	$0.55	$—	($2.26)	($2.26)
	4/1/2006 - 3/31/2007 (4)	11.42	(0.13)	0.31	0.18	—	(0.98)	(0.98)
	4/1/2005 - 3/31/2006 (4)	8.79	(0.15)	2.78	2.63	—	—	—
	4/1/2004 - 3/31/2005 (4)	7.92	(0.16)	1.03	0.87	—	—	—
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.18	2.04	—	—	—

PL Real Estate Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$14.94	$0.13	($2.77)	($2.64)	($0.18)	($0.87)	($1.05)
	4/1/2006 - 3/31/2007 (4)	12.89	0.04	3.01	3.05	(0.05)	(0.95)	(1.00)
	4/1/2005 - 3/31/2006 (4)	9.39	0.05	3.70	3.75	(0.17)	(0.08)	(0.25)
	12/31/2004 - 3/31/2005 (4)	10.00	0.05	(0.64)	(0.59)	(0.02)	—	(0.02)

Class B:	4/1/2007 - 3/31/2008 (4)	$14.84	$0.03	($2.74)	($2.71)	($0.07)	($0.87)	($0.94)
	4/1/2006 - 3/31/2007 (4)	12.85	(0.04)	3.00	2.96	(0.02)	(0.95)	(0.97)
	4/1/2005 - 3/31/2006 (4)	9.39	(0.01)	3.70	3.69	(0.15)	(0.08)	(0.23)
	12/31/2004 - 3/31/2005 (4)	10.00	0.04	(0.64)	(0.60)	(0.01)	—	(0.01)

Class C:	4/1/2007 - 3/31/2008 (4)	$14.81	$0.03	($2.74)	($2.71)	($0.08)	($0.87)	($0.95)
	4/1/2006 - 3/31/2007 (4)	12.85	(0.04)	2.98	2.94	(0.03)	(0.95)	(0.98)
	4/1/2005 - 3/31/2006 (4)	9.38	(0.01)	3.70	3.69	(0.14)	(0.08)	(0.22)
	12/31/2004 - 3/31/2005 (4)	10.00	0.03	(0.64)	(0.61)	(0.01)	—	(0.01)

			Ratios/Supplemental Data

For the Year or Period Ended		Net Asset Value, End of Year or Period	Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates

PL Mid-Cap Growth Fund (13)
Class A:	4/1/2007 - 3/31/2008 (4)	$9.31	3.48%	$50,189	1.45%	1.80%	(0.19%)	77.63%
	4/1/2006 - 3/31/2007 (4)	10.93	2.64%	63,462	1.68%	2.08%	(0.64%)	60.08%
	4/1/2005 - 3/31/2006 (4)	11.67	30.68%	39,980	1.85%	2.29%	(1.04%)	107.64%
	4/1/2004 - 3/31/2005 (4)	8.93	11.49%	36,882	1.85%	2.43%	(1.37%)	82.70%
	4/1/2003 - 3/31/2004 (4)	8.01	35.30%	18,388	1.85%	3.29%	(1.42%)	326.09%

Class B:	4/1/2007 - 3/31/2008 (4)	$8.94	2.78%	$1,012	2.20%	2.55%	(0.94%)	77.63%
	4/1/2006 - 3/31/2007 (4)	10.64	2.03%	1,075	2.25%	2.65%	(1.22%)	60.08%
	4/1/2005 - 3/31/2006 (4)	11.45	30.11%	948	2.35%	2.79%	(1.54%)	107.64%
	4/1/2004 - 3/31/2005 (4)	8.80	10.97%	667	2.35%	2.93%	(1.87%)	82.70%
	4/1/2003 - 3/31/2004 (4)	7.93	34.86%	504	2.35%	3.79%	(1.92%)	326.09%

Class C:	4/1/2007 - 3/31/2008 (4)	$8.91	2.67%	$1,025	2.20%	2.55%	(0.94%)	77.63%
	4/1/2006 - 3/31/2007 (4)	10.62	2.13%	1,431	2.25%	2.65%	(1.22%)	60.08%
	4/1/2005 - 3/31/2006 (4)	11.42	29.92%	2,460	2.35%	2.79%	(1.54%)	107.64%
	4/1/2004 - 3/31/2005 (4)	8.79	10.99%	1,436	2.35%	2.93%	(1.87%)	82.70%
	4/1/2003 - 3/31/2004 (4)	7.92	34.69%	958	2.35%	3.79%	(1.92%)	326.09%

PL Real Estate Fund
Class A:	4/1/2007 - 3/31/2008 (4)	$11.25	(18.03%)	$37,872	1.65%	2.03%	1.02%	34.98%
	4/1/2006 - 3/31/2007 (4)	14.94	24.19%	31,504	1.89%	2.42%	0.27%	36.83%
	4/1/2005 - 3/31/2006 (4)	12.89	40.43%	25,552	2.05%	2.76%	0.41%	9.81%
	12/31/2004 - 3/31/2005 (4)	9.39	(5.95%)	13,853	2.05%	3.57%	2.01%	0.79%

Class B:	4/1/2007 - 3/31/2008 (4)	$11.19	(18.61%)	$96	2.40%	2.78%	0.27%	34.98%
	4/1/2006 - 3/31/2007 (4)	14.84	23.53%	177	2.46%	2.99%	(0.30%)	36.83%
	4/1/2005 - 3/31/2006 (4)	12.85	39.65%	97	2.55%	3.26%	(0.09%)	9.81%
	12/31/2004 - 3/31/2005 (4)	9.39	(6.05%)	17	2.55%	4.07%	1.51%	0.79%

Class C:	4/1/2007 - 3/31/2008 (4)	$11.15	(18.65%)	$218	2.40%	2.78%	0.27%	34.98%
	4/1/2006 - 3/31/2007 (4)	14.81	23.42%	333	2.46%	2.99%	(0.30%)	36.83%
	4/1/2005 - 3/31/2006 (4)	12.85	39.74%	114	2.55%	3.26%	(0.09%)	9.81%
	12/31/2004 - 3/31/2005 (4)	9.38	(6.06%)	32	2.55%	4.07%	1.51%	0.79%

See Notes to Financial Statements	See explanation of references on E-11

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)

The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(2)

The ratios of net expenses after expense reductions to average daily net assets are after any adviser expense reimbursements, administrator fee reductions, and distributor fee waivers, as discussed in Note 5 to the Financial Statements. Additionally, non 12b-1 service fees for Class A shares were reduced by 0.25% effective January 1, 2007. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the underlying funds (see Note 1 to Financial Statements) in which the PL Portfolio Optimization Funds invest.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share investment income has been calculated using the average shares method.

(5)	Amount represents less than $0.005 per share or less than 0.005%.

(6)	Class B and C shares of the PL Money Market Fund were converted to Class A shares on June 29, 2005.

(7)	Prior to October 1, 2005, the PL Small-Cap Growth Fund was named the PF AIM Aggressive Growth Fund.

(8)	Prior to May 1, 2006, the PL International Value Fund was named PF Lazard International Value Fund.

(9)	Prior to January 1, 2006, the PL Large-Cap Growth Fund was named the PF AIM Blue Chip Fund.

(10)	Prior to January 1, 2004, the PL International Large-Cap Fund was named the PF MFS Global Growth Fund.

(11)	Operations commenced on June 29, 2007.

(12)	Prior to May 1, 2003, the PL Comstock Fund was named the PF Janus Strategic Value Fund.

(13)	Prior to May 1, 2003, the PL Mid-Cap Growth Fund was named the PF MFS Mid-Cap Growth Fund.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Pacific Life Funds is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31,2008, was comprised of twenty-two separate funds (each individually, a “Fund”, and collectively, the “Funds”): PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, PL Portfolio Optimization Aggressive, PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Growth LT Fund, PL Mid-Cap Value Fund, PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund.

          Each Fund, with the exception of PL Money Market, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds, has at least three separate classes of shares: Class A, B, and C. PL Money Market, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds offer Class A shares only. The PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, PL Portfolio Optimization Aggressive Funds, (collectively, the “Portfolio Optimization Funds”) invest all of their assets in Class A shares of other funds of Pacific Life Funds (collectively, the “Underlying Funds”). Presently, only the Portfolio Optimization Funds can invest in the PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds. The Portfolio Optimization Funds also offer Class R shares. On December 4, 2007, the Funds’ Board of Trustees (the “Board”) approved the conversion of Class B shares and Class C shares into Class A shares of the same Fund with respect to each Underlying Fund, except the PL Money Market, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds, effective on or before June 20, 2008. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within one year of purchase. Class A shares of PL Money Market Fund are sold at NAV without an initial sales charge.

          The Portfolio Optimization Funds invest all of their assets in the Underlying Funds without payment of a front-end sales charge. No CDSC is charged to the Portfolio Optimization Funds upon the sales of shares of the Underlying Funds. An asset allocation process is used to determine each of the Portfolio Optimization Funds’ investment mixes and target allocations for each Underlying Fund. The asset allocation strategy of each Portfolio Optimization Fund is periodically evaluated by an independent statistical research service and the target allocations may be updated at that time. The asset class allocations, Underlying Funds (including any funds organized in the future), or target allocations with respect to each Underlying Fund, may be changed without prior approval from shareholders as determined necessary to pursue stated investment goals.

2. SIGNIFICANT ACCOUNTING POLICIES

          The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

          A. Fund Valuation

          The NAV per share for each class of shares for each Fund is calculated by subtracting a Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of a Fund) from a Fund’s total assets (the value of the securities and other investments a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

          Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including when foreign markets are closed. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it occasionally closes earlier. The NAV of the Portfolio Optimization Funds is calculated based on the NAVs calculated for each of the Underlying Funds.

          The value of each security and other investment instruments (“holdings”) is based on pricing data obtained from various sources approved by the Board. Equity holdings, including options, are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Treasury holdings are generally valued at the last reported sale price obtained from pricing/quotation sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Other equity and fixed income holdings traded in over-the-counter markets and for which no sales are reported are generally valued at the mean between the most recent bid and ask prices obtained from a pricing/quotation and/or valuation reporting system, from established market makers, or from broker-dealers. Bid and ask prices for fixed income holdings are generally based on evaluated

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

          In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed unreliable, or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before each Fund values its assets, the holdings may be valued at their fair value as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Pacific Life Funds’ Board and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a holding is the amount which the Funds might reasonably expect to receive for the holding upon its current sale. Fair valuations are based on a variety of factors and available information which the Funds may consider, including information that becomes known after the close of the NYSE. The values that are determined are deemed to be the price as of the time of close of the NYSE. When fair value pricing of holdings is employed, the prices of holdings used by the Funds to calculate its NAV may differ from market quotations or official closing prices. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the Funds could obtain upon its current sale.

          If events occur between the time of the determination of the closing price of a foreign holding on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if, under the Funds’ procedures, the closing price of a foreign holding is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the holding would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.

          The Pacific Life Funds has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. These fair values may not be indicative of the price that a Fund could obtain for a foreign holding if it were to dispose of the holding as of the close of the NYSE.

          B. Securities Transactions and Investment Income

          Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (GNMA) Securities), if any, may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities and the PL Money Market Fund, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

          Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and/or service fees (see Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.

          C. Distributions to Shareholders

          The Funds currently declare and pay dividends on net investment income at least annually, except for the PL Money Market, PL Short Duration Bond, PL Managed Bond, PL Inflation Managed, and PL Real Estate Funds. Dividends are generally: 1) declared daily and paid monthly for the PL Money Market Fund; 2) declared and paid monthly for the PL Short Duration Bond, PL Managed Bond, and PL Inflation Managed Funds; and 3) declared and paid quarterly for the PL Real Estate Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for all Funds.

          Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

          D. Foreign Currency Translation

          Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends and variation margin received, and

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

          The Funds do not separately report on the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized gain or loss and change in unrealized appreciation or depreciation from investments.

          Net realized foreign exchange gains and losses arise from sales of a Fund’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation and depreciation arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

          E. Expense Allocation

          General expenses of the Funds are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund. Class-specific fees are charged directly to the respective share class within each Fund.

          F. Offering Costs

          The Funds bear all costs associated with offering expenses including legal, printing and support service expenses. All such costs are amortized to expense of the new Funds on a straight-line basis over twelve months from commencement of operations.

          G. Futures Contracts

          Certain Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

          H. Options Contracts

          Certain Funds may write and/or purchase call and put options on securities, futures, interest rate swaps (“swaptions”), or currencies. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price, of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying futures, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

          I. Forward Foreign Currency Contracts

          Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a Fund’s investment in foreign securities. These contracts are marked-to-market daily at the applicable translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

          J. Swaps

          Certain Funds may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return and to manage its exposure to interest and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

          Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

          Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

          Swaps are marked-to-market daily based upon quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the portfolios are included as part of realized gain or loss in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          K. Senior Loan Participations and Assignments

          Certain Funds may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

          When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

          When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance of the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, selling participant, or other persons interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

          L. Inflation-Indexed Bonds

          Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.

          M. Mortgage Related and Other Asset-Backed Securities

          Certain Funds may invest in mortgage related and other asset-backed securities. These securities include collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

          Mortgage dollar rolls, principally using To Be Announced (“TBA”) securities, involve a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

          SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to book value of the security on coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

          N. Equity-Linked Structured Notes

          Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not own Equity-Linked Structured Notes as of March 31, 2008.

          O. Government Sponsored Enterprise Securities

          Certain Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae, and the FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government.

          P. When-Issued Securities

          Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

          Q. Delayed-Delivery Transactions

          Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

          R. Short Sales

          Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Short sales involve the risk that the price of the security in the market will be higher when purchased to closeout the short position. Therefore, possible losses from short sales may be unlimited. When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended.

          The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a Fund’s volatility.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          S. Inverse Floater Structures

          Certain Funds may invest in residual certificates issued by tender option bond trusts (“TOB’s”). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of a Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate trust certificates (“floating rate certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to a Fund which made the transfer. The transfer of the municipal securities to a TOB is accounted for as secured borrowings. Therefore, the municipal securities deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the transaction are reported as floating rate certificates payable of the Funds. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the floating rate certificates and other expenses related to remarketing, administration and trustee services to a TOB is reported as an expense of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender the floating rate certificates to the TOB for redemption at par at each reset date. The TOB Residuals’ interests held by the Funds include the right of the Funds to (1) cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) transfer a corresponding share of the municipal securities from the TOB to the Funds.

          Financial transactions executed through TOB’s generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund’s investments in TOB Residuals likely will adversely affect a Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund’s net asset value per share. The Funds did not own Inverse Floater Structures as of March 31, 2008.

          T. Repurchase Agreements

          Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“Standard & Poor’s”)) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Funds’ custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

          U. New Accounting Pronouncement

          In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, which defines fair value, established a framework for fair value measuring fair value in U.S. GAAP, and requires expanded disclosure about fair value measurements. SFAS 157 will be effective beginning with the Funds’ fiscal year beginning April 1, 2008. Management does not believe that the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure is expected concerning the methods of determining valuation, particularly fair valuations in the financial statement for each fiscal period under SFAS 157.

          In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

          V. General Investment Risks

          An investment in a Fund represents an indirect investment in the holdings owned by each Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in a Fund at any point in time may be worth more or less than the original investment. Investments in a Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.

          The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.

          Fixed income holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to sub-prime loans or sub-prime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.

          There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

          Each Fund may not invest in illiquid securities and bank loans (collectively, “holdings”) if as a result of such investment, more than 15% (10% for the PL Money Market Fund) of its net assets would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The market value of illiquid holdings held by each Fund as of March 31, 2008 was less than 15% (10% for the PL Money Market Fund) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a Fund may not be able to sell such holding quickly for its full value.

          For additional risks, refer to discussions on specific types of investments in Notes 2G through 2T above.

3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

          Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Funds. Prior to May 1, 2007, Pacific Life served as investment adviser to the Funds. During the period April 1, 2007 through April 30, 2007 and the period May 1, 2007 through March 31, 2008, Pacific Life and PLFA, respectively, earned advisory fees from the Funds at the following advisory fee rates, which are based on the average daily net assets of each Fund. The fees were accrued daily by the Funds:

PL Money Market	See (1)

PL Small-Cap Growth	1.00%

PL International Value	0.85%

PL Large-Cap Value	0.85%

PL Short Duration Bond	0.60%

PL Growth LT	0.75%

PL Mid-Cap Value	0.85%

PL Large-Cap Growth	0.95%

PL International Large-Cap	1.05%

PL Small-Cap Value	0.95%

PL Main Street Core	0.65%

PL Emerging Markets	1.00%

PL Managed Bond	0.60%

PL Inflation Managed	0.60%

PL Comstock	0.95%

PL Mid-Cap Growth	0.90%

PL Real Estate	1.10%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% in excess of $500 million.

          During the current fiscal year, the Board and shareholders approved the implementation of an annual advisory fee of 0.20% of average daily net assets for the Portfolio Optimization Funds, effective July 1, 2008. At the same time, the Board also approved an equivalent decrease in the annual advisory fee paid by each of the Underlying Funds in which the Portfolio Optimization Funds currently invest and an additional 0.20% decrease in the advisory fee paid to PLFA by the PL Small-Cap Growth Fund. Although the net expense at the Portfolio Optimization Funds level will be increased, the total direct (at the Portfolio Optimization Fund level) and indirect (at the Underlying Fund level) expenses of the Portfolio Optimization Funds, remained the same or slightly lower after all of the changes take effect in both Portfolio Optimization Funds and Underlying Funds.

          PLFA and Pacific Life received no fees for the investment advisory services under the Investment Advisory Agreement with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds did indirectly bear the advisory fees paid by the Underlying Funds in which they invested.

          Pursuant to Fund Management Agreements, the Funds and PLFA engage other portfolio managers under PLFA’s supervision for sixteen of the twenty-two Funds. As of March 31, 2008, the following firms serve as sub-advisers for their respective Funds: Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; AllianceBernstein L.P. for the PL International Value Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; Goldman Sachs Asset Management, L.P. for the PL Short Duration Bond Fund; Janus Capital Management LLC for the PL Growth LT Fund; Lazard Asset Management LLC for the PL Mid-Cap Value Fund; Loomis, Sayles & Company, L.P. for the PL Large-Cap Growth Fund; MFS Investment Management for the PL International Large-Cap Fund; NFJ Investment Group L.P. for the PL Small-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Pacific Investment Management Company LLC for the PL Managed Bond and PL Inflation Managed Funds; and Van Kampen for the PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds. PLFA, as investment adviser to the Funds, pays the related management fees to these sub-advisers as compensation for advisory services provided to the Funds.

          Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Funds. Under the Agreement, the Funds compensated the Administrator at an annual rate of 0.35%

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of average daily net assets for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Funds that are outside the scope of the administrator’s and investment adviser’s responsibilities under the respective Agreements. Under the support services agreement, the Funds compensate Pacific Life and PLFA for their expenses in providing support services to the Funds in connection with various matters, including the expense of registering and qualifying the Funds on state and Federal levels, providing legal, compliance, accounting, tax and chief compliance officer services, maintaining the Funds’ legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Funds reimbursed Pacific Life and PLFA for these support services on an approximate cost basis. During the current fiscal year, the Board and shareholders approved the reduction of the administration fee by 0.05% to an annual rate of 0.30% of average daily net assets, effective July 1, 2008.

          Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisings, and other marketing efforts by the Distributor in connection with the distribution or sale of the Funds’ shares and makes distribution and service payments to selling groups in connection with the sale of the Funds’ shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (non 12b-1). Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares. The service fee was 0.25% for Class A, B, C, and R shares. The Class A shares did not pay a distribution fee. For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, without payment of a front-end sales charge. To avoid duplication of fees, the 0.25% service fee for each class of the Portfolio Optimization Funds was waived. The fees were accrued daily.

          For the year ended March 31, 2008, the Distributor, acting as underwriter, received net commissions of $9,787,802 from the sale of Class A and C shares and received $767,366 in CDSC from redemptions of Class B and C shares.

4. TRUSTEE COMPENSATION

          The Funds pay each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.

          Each independent trustee is eligible to participate in the Pacific Life Funds’ Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Funds that are payable in accordance with the Deferred Compensation Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. During the year ended March 31, 2008, the Funds paid $27,428 of deferred compensation to retired independent trustees. As of March 31, 2008, the total deferred trustee compensation liability was $143,739 for both current and retired independent trustees.

5. EXPENSE REDUCTIONS

          To help limit the Funds’ expenses, PLFA pursuant to an expense limitation agreement, has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; dividends on securities sold short; acquired fund fees and expenses; foreign taxes on dividends, interest or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual expense rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the Underlying Funds through June 30, 2009. To the extent that the expense cap for a Fund is lower than the administration fee of 0.35%, Pacific Life, as Administrator, has contractually agreed to waive or reduce its fee to the level of the expense cap through June 30, 2008. Effective July 1, 2008, the administration fee will be reduced permanently by 0.05% to an annual rate of 0.30% of average daily net assets of each Fund (see Note 3).

          The investment adviser expense reimbursement and administrator fee reduction for the year ended March 31, 2008 for each Fund were as follows:

Funds	Investment Adviser Expense Reimbursements	Administrator Fee Reductions	Total Reimbursements and Reductions

PL Portfolio Optimization Conservative	$135,643	$121,625	$257,268
PL Portfolio Optimization Moderate-Conservative	243,226	332,267	575,493
PL Portfolio Optimization Moderate	807,865	1,316,750	2,124,615
PL Portfolio Optimization Moderate-Aggressive	879,322	1,423,465	2,302,787
PL Portfolio Optimization Aggressive	435,093	645,840	1,080,933
PL Money Market	80,012	13,242	93,254
PL Small-Cap Growth	144,224	21,598	165,822
PL International Value	292,899	50,669	343,568

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Investment Adviser Expense Reimbursements	Administrator Fee Reductions	Total Reimbursements and Reductions

PL Large-Cap Value	$166,824	$31,674	$198,498
PL Short Duration Bond	176,577	36,083	212,660
PL Growth LT	237,216	35,040	272,256
PL Mid-Cap Value	196,502	37,956	234,458
PL Large-Cap Growth	125,536	15,262	140,798
PL International Large-Cap	315,263	42,101	357,364
PL Small-Cap Value	60,715	5,783	66,498
PL Main Street Core	266,449	48,580	315,029
PL Emerging Markets	430,614	25,173	455,787
PL Managed Bond	433,801	67,573	501,374
PL Inflation Managed	309,697	50,058	359,755
PL Comstock	248,458	51,857	300,315
PL Mid-Cap Growth	207,123	31,412	238,535
PL Real Estate	121,858	16,741	138,599

Total	$6,314,917	$4,420,749	$10,735,666

          There is no guarantee that PLFA and/or Pacific Life will continue to cap and/or reduce expenses after June 30, 2009. Such reimbursement and reduction is subject to repayment to PLFA and/or Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the Funds, but not above the expense cap.

          The cumulative reimbursement and reduction amounts, if any, as of March 31, 2008 that are subject to repayment for each Fund are as follows:

	Expiration

Funds	2009	2010	2011

PL Portfolio Optimization Conservative	$239,802	$233,903	$257,268
PL Portfolio Optimization Moderate-Conservative	442,372	517,561	575,493
PL Portfolio Optimization Moderate	1,185,218	1,647,668	2,124,615
PL Portfolio Optimization Moderate-Aggressive	1,107,412	1,718,549	2,302,787
PL Portfolio Optimization Aggressive	469,853	739,235	1,080,933
PL Money Market	166,678	113,640	93,254
PL Small-Cap Growth	134,926	149,587	165,822
PL International Value	267,723	289,007	343,568
PL Large-Cap Value	219,212	193,610	198,498
PL Short Duration Bond	150,594	197,905	212,660
PL Growth LT	140,644	213,449	272,256
PL Mid-Cap Value	173,484	198,479	234,458
PL Large-Cap Growth	245,172	170,991	140,798
PL International Large-Cap	355,135	339,401	357,364
PL Small-Cap Value	—	—	66,498
PL Main Street Core	82,462	300,236	315,029
PL Emerging Markets	448,741	411,421	455,787
PL Managed Bond	265,770	365,613	501,374
PL Inflation Managed	197,676	282,559	359,755
PL Comstock	138,900	263,118	300,315
PL Mid-Cap Growth	167,673	207,435	238,535
PL Real Estate	136,561	144,757	138,599

Total	$6,736,008	$8,698,124	$10,735,666

          Due to the current regulatory and/or accounting standards, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2005 ($11,592,221) expired for future recoupment as of March 31, 2008. Based on the Funds’ experience, the likelihood of repayment by the Funds for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by the Funds as of March 31, 2008. The adviser expense reimbursement and administrator fee reduction is presented in the Statements of Operations.

6. TRANSACTIONS WITH AFFILIATES

          The Funds have incurred $9,996,124 of investment advisory fees, $4,075,349 of administration fees (after $4,420,749 administrator fee reduction), and $768,697 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3), for the year ended March 31, 2008. As of March 31, 2008, $887,459, $765,807, and $146,797, respectively, remained payable.

          For the year ended March 31, 2008, the Funds also incurred $8,074,463 of distribution and/or service fees (after distribution and/or service fee waivers of $2,946,364), payable to the Distributor under the 12b-1 Plans and non 12b-1 service plan. As of March 31, 2008, $166,223 remained payable.

7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS

          The tax character of distributions paid during the year ended March 31, 2008, was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions

PL Portfolio Optimization Conservative	$1,198,682	$409,807	$1,608,489
PL Portfolio Optimization Moderate-Conservative	2,956,503	1,491,677	4,448,180
PL Portfolio Optimization Moderate	11,117,211	8,988,403	20,105,614
PL Portfolio Optimization Moderate-Aggressive	10,777,565	12,805,723	23,583,288
PL Portfolio Optimization Aggressive	4,531,572	6,259,385	10,790,957
PL Money Market	1,040,367	—	1,040,367
PL Small-Cap Growth	1,969,306	3,541,064	5,510,370
PL International Value	1,675,910	1,841,473	3,517,383
PL Large-Cap Value	568,964	1,209,904	1,778,868
PL Short Duration Bond	2,709,344	—	2,709,344
PL Growth LT	205,532	1,478,375	1,683,907
PL Mid-Cap Value	5,417,760	3,238,588	8,656,348
PL International Large-Cap	1,209,472	3,988,898	5,198,370
PL Small-Cap Value	118,054	—	118,054

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions

PL Main Street Core	$3,267,703	$3,144,126	$6,411,829
PL Emerging Markets	1,219,252	5,007,689	6,226,941
PL Managed Bond	5,393,445	149,998	5,543,443
PL Inflation Managed	5,076,398	—	5,076,398
PL Comstock	1,457,505	2,487,829	3,945,334
PL Mid-Cap Growth	3,927,155	7,813,635	11,740,790
PL Real Estate	861,504	2,160,606	3,022,110

          The tax character of distributions paid during the year ended March 31, 2007, was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions

PL Portfolio Optimization Conservative	$708,423	$312,511	$1,020,934
PL Portfolio Optimization Moderate-Conservative	1,576,122	1,466,120	3,042,242
PL Portfolio Optimization Moderate	5,275,436	6,504,890	11,780,326
PL Portfolio Optimization Moderate-Aggressive	5,203,133	6,441,272	11,644,405
PL Portfolio Optimization Aggressive	1,747,872	3,369,147	5,117,019
PL Money Market	850,811	—	850,811
PL Small-Cap Growth	—	26,664	26,664
PL International Value	3,146,042	11,698,973	14,845,015
PL Large-Cap Value	309,131	3,211,095	3,520,226
PL Short Duration Bond	1,769,320	—	1,769,320
PL Growth LT	—	427,412	427,412
PL Mid-Cap Value	563,298	975,616	1,538,914
PL Large-Cap Growth	—	2,089,765	2,089,765
PL International Large-Cap	1,423,650	4,764,700	6,188,350
PL Main Street Core	888,934	213,353	1,102,287
PL Emerging Markets	1,918,359	40,828	1,959,187
PL Managed Bond	3,354,057	—	3,354,057
PL Inflation Managed	1,862,140	—	1,862,140
PL Comstock	1,010,840	1,554,145	2,564,985
PL Mid-Cap Growth	—	4,283,707	4,283,707
PL Real Estate	250,209	1,618,472	1,868,681

          As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)(1)

PL Portfolio Optimization Conservative	$—	$204,798	$133,752	$714,002
PL Portfolio Optimization Moderate-Conservative	—	278,441	1,105,969	1,042,639
PL Portfolio Optimization Moderate	—	592,403	6,873,046	(12,803)
PL Portfolio Optimization Moderate-Aggressive	—	151,196	9,839,791	(8,946,837)
PL Portfolio Optimization Aggressive	—	—	5,735,626	(11,667,178)
PL Money Market	(87)	16,378	—	—
PL Small-Cap Growth	(2,341,185)	—	—	(2,631,680)
PL International Value	(440,915)	573,283	—	(4,772,858)
PL Large-Cap Value	(72,367)	84,685	78,131	1,136,163
PL Short Duration Bond	—	265,018	1,135,195	1,629,366
PL Growth LT	(149,269)	—	1,903,765	3,898,812
PL Mid-Cap Value	(5,478,255)	238,907	—	(7,905,077)
PL Large-Cap Growth	(1,568,164)	—	—	2,408,814
PL International Large-Cap	—	95,253	781,478	10,028,188
PL Small-Cap Value	(283,363)	50,850	—	(1,594,734)
PL Main Street Core	(8,725,714)	204,345	—	(524,142)
PL Emerging Markets	(39,806)	218,866	3,743,974	7,889,318
PL Managed Bond	(2,753,243)	8,064,044	—	4,181,818
PL Inflation Managed	(494,621)	8,607,662	—	1,002,065
PL Comstock	(283,725)	334,722	—	(12,638,706)
PL Mid-Cap Growth	(5,737)	—	1,551,977	4,691,453
PL Real Estate	(959,835)	16,974	—	317,672

(1)	Amount includes appreciation and depreciation on investments, derivatives, and assets and liabilities in foreign currencies.

          The components of the accumulated capital and other losses as of March 31, 2008, are summarized in Note 8.

8. FEDERAL INCOME TAX INFORMATION

          Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2008, to qualify as a regulated investment company and is not required to pay Federal income tax under Subchapter M of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (see Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

          Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2008, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2008, were as follows:

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

								Post- October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses

	Net Capital Loss Carryover
		Net Capital Loss Carryover Expiring in

Funds		2010	2011	2013	2014	2015	2016

PL Money Market	($87)	$—	$—	$—	($6)	($81)	$—	$—	$—	($87)
PL Small-Cap Growth	—	—	—	—	—	—	—	(2,341,185)	—	(2,341,185)
PL International Value	—	—	—	—	—	—	—	(347,482)	(93,433)	(440,915)
PL Large-Cap Value	—	—	—	—	—	—	—	(72,345)	(22)	(72,367)
PL Growth LT	—	—	—	—	—	—	—	—	(149,269)	(149,269)
PL Mid-Cap Value	—	—	—	—	—	—	—	(5,478,255)	—	(5,478,255)
PL Large-Cap Growth*	(1,140,595)	—	(64,425)	—	—	(1,076,170)	—	(427,569)	—	(1,568,164)
PL Small-Cap Value	(32,441)	—	—	—	—	—	(32,441)	(250,922)	—	(283,363)
PL Main Street Core	—	—	—	—	—	—	—	(8,725,714)	—	(8,725,714)
PL Emerging Markets	—	—	—	—	—	—	—	—	(39,806)	(39,806)
PL Managed Bond	—	—	—	—	—	—	—	(2,753,243)	—	(2,753,243)
PL Inflation Managed	—	—	—	—	—	—	—	(467,335)	(27,286)	(494,621)
PL Comstock	—	—	—	—	—	—	—	(283,725)	—	(283,725)
PL Mid-Cap Growth	—	—	—	—	—	—	—	—	(5,737)	(5,737)
PL Real Estate	—	—	—	—	—	—	—	(959,835)	—	(959,835)

*	The availability of a certain amount of capital loss carryforward, which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year.

          The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of March 31, 2008, were as follows:

Funds	Total Cost of Investments on Tax Basis	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (1)	Net Unrealized Appreciation (Depreciation)

PL Portfolio Optimization Conservative	$54,679,632	$1,324,158	($610,156)	$714,002	$—	$714,002
PL Portfolio Optimization Moderate-Conservative	115,503,388	3,985,467	(2,942,828)	1,042,639	—	1,042,639
PL Portfolio Optimization Moderate	436,650,883	16,711,890	(16,724,693)	(12,803)	—	(12,803)
PL Portfolio Optimization Moderate-Aggressive	467,477,752	15,144,448	(24,091,285)	(8,946,837)	—	(8,946,837)
PL Portfolio Optimization Aggressive	214,431,668	4,498,661	(16,165,839)	(11,667,178)	—	(11,667,178)
PL Money Market	42,641,651	—	—	—	—	—
PL Small-Cap Growth	38,152,825	3,703,651	(6,335,331)	(2,631,680)	—	(2,631,680)
PL International Value	125,311,223	10,113,167	(14,928,992)	(4,815,825)	42,967	(4,772,858)
PL Large-Cap Value	67,143,926	6,385,423	(5,249,260)	1,136,163	—	1,136,163
PL Short Duration Bond	76,999,382	1,551,401	(215,594)	1,335,807	293,559	1,629,366
PL Growth LT	73,594,454	8,547,788	(4,650,452)	3,897,336	1,476	3,898,812
PL Mid-Cap Value	93,830,140	4,189,084	(12,094,161)	(7,905,077)	—	(7,905,077)
PL Large-Cap Growth	24,580,639	3,145,864	(737,050)	2,408,814	—	2,408,814
PL International Large-Cap	86,865,050	14,317,495	(4,315,581)	10,001,914	26,274	10,028,188
PL Small-Cap Value	20,827,182	709,517	(2,304,251)	(1,594,734)	—	(1,594,734)
PL Main Street Core	111,664,041	5,249,733	(5,773,875)	(524,142)	—	(524,142)
PL Emerging Markets	39,282,692	10,292,127	(2,394,411)	7,897,716	(8,398)	7,889,318
PL Managed Bond	230,517,665	4,301,129	(2,305,322)	1,995,807	2,186,011	4,181,818
PL Inflation Managed	238,911,612	1,940,773	(1,019,492)	921,281	80,784	1,002,065
PL Comstock	137,773,409	6,124,448	(18,763,154)	(12,638,706)	—	(12,638,706)
PL Mid-Cap Growth	47,571,235	9,517,542	(4,826,045)	4,691,497	(44)	4,691,453
PL Real Estate	37,769,961	2,675,728	(2,358,142)	317,586	86	317,672

          (1) Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.

          The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on September 28, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset values of each of the Funds.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          As of and during the period ended March 31, 2008, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

          The Funds remain subject to examination by Federal and State tax authorities for the tax years ended March 31, 2005, through March 31, 2008.

9. RECLASSIFICATION OF ACCOUNTS

          During the year ended March 31, 2008, reclassifications as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2008. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Funds	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)

PL Portfolio Optimization Conservative	$—	$134,754	($134,754)
PL Portfolio Optimization Moderate-Conservative	—	843,783	(843,783)
PL Portfolio Optimization Moderate	—	5,014,323	(5,014,323)
PL Portfolio Optimization Moderate-Aggressive	—	6,976,598	(6,976,598)
PL Portfolio Optimization Aggressive	—	4,142,148	(4,142,148)
PL Money Market	(171)	171	—
PL Small-Cap Growth	(128,323)	509,146	(380,823)
PL International Value	—	(194,303)	194,303
PL Large-Cap Value	—	(88,262)	88,262
PL Growth LT	—	16,312	(16,312)
PL Large-Cap Growth	(273,804)	273,804	—
PL International Large-Cap	(1)	(92,116)	92,117
PL Small-Cap Value	(5,797)	5,797	—
PL Main Street Core	—	(145)	145
PL Emerging Markets	—	(98,384)	98,384
PL Managed Bond	(217)	(95,321)	95,538
PL Inflation Managed	5,857	(278,306)	272,449
PL Comstock	—	(2)	2
PL Mid-Cap Growth	—	181,813	(181,813)
PL Real Estate	(38,797)	213,281	(174,484)

10. PURCHASES AND SALES OF SECURITIES

          The cost of purchases and proceeds from sales of securities (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2008, were as follows:

	U.S. Government Securities		Other Securities
Funds	Purchases	Sales	Purchases	Sales

PL Portfolio Optimization Conservative	$—	$—	$40,547,589	$16,274,074
PL Portfolio Optimization Moderate-Conservative	—	—	50,425,011	10,518,073
PL Portfolio Optimization Moderate	—	—	152,919,240	20,182,466
PL Portfolio Optimization Moderate-Aggressive	—	—	164,477,269	22,042,277
PL Portfolio Optimization Aggressive	—	—	96,235,132	19,052,514
PL Small-Cap Growth	—	—	73,737,953	75,175,774
PL International Value	—	—	76,678,339	18,369,688
PL Large-Cap Value	—	—	32,420,437	15,790,633
PL Short Duration Bond	43,499,974	29,374,999	13,858,997	—
PL Growth LT	—	—	77,372,543	58,923,652
PL Mid-Cap Value	—	—	81,289,546	54,626,106
PL Large-Cap Growth	—	—	58,103,728	61,363,667
PL International Large-Cap	—	—	46,122,562	25,027,063
PL Small-Cap Value	—	—	23,273,733	2,306,085
PL Main Street Core	—	—	169,900,410	131,958,018
PL Emerging Markets	—	—	31,206,881	41,307,174
PL Managed Bond	722,484,294	625,749,397	67,847,705	45,864,420
PL Inflation Managed	753,966,661	686,703,838	8,407,374	2,734,322
PL Comstock	—	—	81,181,545	24,878,405
PL Mid-Cap Growth	—	—	51,363,002	70,477,455
PL Real Estate	—	—	26,676,467	12,298,520

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

          Changes in shares of beneficial interest of each Fund were as follows:

	PL Portfolio Optimization Conservative		PL Portfolio Optimization Moderate-Conservative		PL Portfolio Optimization Moderate		PL Portfolio Optimization Moderate-Aggressive
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	2,044,366	794,064	2,356,748	1,523,364	7,372,963	5,913,200	7,919,506	6,170,703
Dividend and distribution reinvested	64,073	37,608	170,911	119,645	731,425	430,874	824,356	406,077
Shares repurchased	(950,147)	(671,888)	(1,171,757)	(1,003,945)	(3,775,070)	(2,158,319)	(3,978,516)	(1,896,294)

Net increase	1,158,292	159,784	1,355,902	639,064	4,329,318	4,185,755	4,765,346	4,680,486
Beginning shares outstanding	1,116,339	956,555	3,241,673	2,602,609	12,413,718	8,227,963	12,457,626	7,777,140

Ending shares outstanding	2,274,631	1,116,339	4,597,575	3,241,673	16,743,036	12,413,718	17,222,972	12,457,626

Class B
Shares sold	273,848	186,290	575,014	344,636	1,869,065	1,292,839	2,031,614	1,943,372
Dividend and distribution reinvested	11,734	7,705	43,434	35,994	189,055	126,451	253,664	145,685
Shares repurchased	(88,862)	(111,013)	(317,752)	(132,756)	(772,253)	(529,736)	(950,503)	(531,574)

Net increase	196,720	82,982	300,696	247,874	1,285,867	889,554	1,334,775	1,557,483
Beginning shares outstanding	269,743	186,761	1,084,664	836,790	3,642,947	2,753,393	4,494,070	2,936,587

Ending shares outstanding	466,463	269,743	1,385,360	1,084,664	4,928,814	3,642,947	5,828,845	4,494,070

Class C
Shares sold	1,786,254	863,678	2,818,712	1,234,705	7,240,475	4,940,141	6,626,048	4,934,871
Dividend and distribution reinvested	61,321	43,093	144,123	96,286	615,952	378,885	678,236	357,208
Shares repurchased	(945,780)	(447,370)	(1,267,006)	(804,169)	(3,285,401)	(1,818,137)	(2,808,329)	(1,519,145)

Net increase	901,795	459,401	1,695,829	526,822	4,571,026	3,500,889	4,495,955	3,772,934
Beginning shares outstanding	1,561,774	1,102,373	2,730,526	2,203,704	11,222,531	7,721,642	11,329,854	7,556,920

Ending shares outstanding	2,463,569	1,561,774	4,426,355	2,730,526	15,793,557	11,222,531	15,825,809	11,329,854

Class R
Shares sold	134,408	20,822	197,444	118,130	807,358	215,802	221,191	87,238
Dividend and distribution reinvested	3,026	685	7,433	4,625	26,267	4,664	9,501	2,719
Shares repurchased	(3,360)	(1,915)	(50,482)	(26,847)	(351,476)	(28,235)	(39,951)	(14,690)

Net increase	134,074	19,592	154,395	95,908	482,149	192,231	190,741	75,267
Beginning shares Outstanding	20,579	987	122,591	26,683	193,350	1,119	76,223	956

Ending shares outstanding	154,653	20,579	276,986	122,591	675,499	193,350	266,964	76,223

	PL Portfolio Optimization Aggressive		PL Money Market Fund (1)		PL Small-Cap Growth Fund		PL International Value Fund
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	4,045,470	3,079,460	91,048,830	54,952,403	560,801	2,231,530	4,373,906	1,186,866
Dividend and distribution reinvested	387,742	192,642	988,340	796,111	484,256	2,389	242,203	1,014,827
Shares repurchased	(2,038,754)	(806,602)	(70,498,425)	(53,943,622)	(643,002)	(710,584)	(304,164)	(608,994)

Net increase	2,394,458	2,465,500	21,538,745	1,804,892	402,055	1,523,335	4,311,945	1,592,699
Beginning shares outstanding	5,598,839	3,133,339	21,099,461	19,294,569	3,681,626	2,158,291	5,361,204	3,768,505

Ending shares outstanding	7,993,297	5,598,839	42,638,206	21,099,461	4,083,681	3,681,626	9,673,149	5,361,204

Class B
Shares sold	1,152,638	826,200			3,645	6,179	6,671	11,814
Dividend and distribution reinvested	107,232	58,711			4,722	43	892	8,972
Shares repurchased	(507,945)	(145,818)			(7,513)	(4,519)	(12,085)	(2,129)

Net increase (decrease)	751,925	739,093			854	1,703	(4,522)	18,657
Beginning shares outstanding	1,768,715	1,029,622			40,512	38,809	47,049	28,392

Ending shares outstanding	2,520,640	1,768,715			41,366	40,512	42,527	47,049

(1)	The Fund offers Class A shares only.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization Aggressive		PL Money Market Fund (1)		PL Small-Cap Growth Fund		PL International Value Fund
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class C
Shares sold	3,804,170	2,228,998			4,384	17,036	8,774	23,215
Dividend and distribution reinvested	269,560	135,286			4,080	59	1,505	24,697
Shares repurchased	(1,879,851)	(692,113)			(14,587)	(26,670)	(37,080)	(48,932)

Net increase (decrease)	2,193,879	1,672,171			(6,123)	(9,575)	(26,801)	(1,020)
Beginning shares outstanding	4,132,394	2,460,223			39,538	49,113	102,029	103,049

Ending shares outstanding	6,326,273	4,132,394			33,415	39,538	75,228	102,029

Class R
Shares sold	75,915	30,563
Dividend and distribution reinvested	3,589	611
Shares repurchased	(5,059)	(3,720)

Net increase	74,445	27,454
Beginning shares outstanding	28,336	882

Ending shares outstanding	102,781	28,336

	PL Large-Cap Value Fund		PL Short Duration Bond Fund		PL Growth LT Fund		PL Mid-Cap Value Fund
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	1,668,606	1,534,609	1,620,819	2,825,677	1,433,973	1,704,306	2,817,854	3,806,869
Dividend and distribution reinvested	132,030	272,507	271,557	179,695	118,176	32,358	813,309	142,487
Shares repurchased	(199,370)	(182,520)	(516,210)	(802,022)	(167,280)	(585,271)	(201,846)	(99,105)

Net increase	1,601,266	1,624,596	1,376,166	2,203,350	1,384,869	1,151,393	3,429,317	3,850,251
Beginning shares outstanding	4,343,490	2,718,894	6,810,466	4,607,116	4,728,093	3,576,700	6,126,051	2,275,800

Ending shares outstanding	5,944,756	4,343,490	8,186,632	6,810,466	6,112,962	4,728,093	9,555,368	6,126,051

Class B
Shares sold	4,218	7,741	18	3,284	2,924	4,888	1,639	2,320
Dividend and distribution reinvested	987	4,079	117	72	592	268	725	284
Shares repurchased	(9,383)	(3,985)	(830)	(843)	(5,958)	(4,674)	(3,989)	(466)

Net increase (decrease)	(4,178)	7,835	(695)	2,513	(2,442)	482	(1,625)	2,138
Beginning shares outstanding	53,597	45,762	4,614	2,101	34,835	34,353	8,210	6,072

Ending shares outstanding	49,419	53,597	3,919	4,614	32,393	34,835	6,585	8,210

Class C
Shares sold	5,074	39,192	2,836	62,817	3,711	44,666	2,983	12,112
Dividend and distribution reinvested	1,860	11,985	394	1,135	567	699	2,131	594
Shares repurchased	(38,361)	(57,886)	(43,204)	(80,020)	(36,535)	(59,228)	(9,107)	(2,879)

Net increase (decrease)	(31,427)	(6,709)	(39,974)	(16,068)	(32,257)	(13,863)	(3,993)	9,827
Beginning shares outstanding	121,431	128,140	44,341	60,409	60,826	74,689	22,018	12,191

Ending shares outstanding	90,004	121,431	4,367	44,341	28,569	60,826	18,025	22,018

(1)	The Fund offers Class A shares only.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Large-Cap Growth Fund		PL International Large-Cap Fund		PL Small-Cap Value Fund (1), (2)	PL Main Street Core Fund (2)
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Period ended 3/31/2008	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	364,737	1,612,839	1,402,505	1,294,036	2,701,104	3,446,280	2,834,332
Dividend and distribution reinvested	—	219,375	307,596	381,312	12,874	559,901	101,211
Shares repurchased	(676,783)	(465,242)	(147,387)	(473,277)	(540,978)	(305,912)	(387,177)

Net increase (decrease)	(312,046)	1,366,972	1,562,714	1,202,071	2,173,000	3,700,269	2,548,366
Beginning shares outstanding	3,151,617	1,784,645	4,614,726	3,412,655	—	7,600,588	5,052,222

Ending shares outstanding	2,839,571	3,151,617	6,177,440	4,614,726	2,173,000	11,300,857	7,600,588

Class B
Shares sold	2,913	2,342	5,739	13,882
Dividend and distribution reinvested	—	5,754	2,101	3,472
Shares repurchased	(5,912)	(17,288)	(8,877)	(4,979)

Net increase (decrease)	(2,999)	(9,192)	(1,037)	12,375
Beginning shares Outstanding	46,730	55,922	41,167	28,792

Ending shares Outstanding	43,731	46,730	40,130	41,167

Class C
Shares sold	8,602	18,950	5,352	30,649
Dividend and distribution reinvested	—	12,412	2,354	5,639
Shares repurchased	(28,195)	(97,203)	(23,862)	(40,332)

Net decrease	(19,593)	(65,841)	(16,156)	(4,044)
Beginning shares Outstanding	90,133	155,974	55,114	59,158

Ending shares Outstanding	70,540	90,133	38,958	55,114

	PL Emerging Markets Fund (2)		PL Managed Bond Fund		PL Inflation Managed Fund		PL Comstock Fund
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	174,291	1,034,159	6,879,657	3,755,772	2,979,055	3,165,974	4,626,337	1,902,664
Dividend and distribution reinvested	415,599	177,319	523,641	318,615	485,101	171,315	288,772	188,089
Shares repurchased	(1,031,808)	(51,951)	(1,046,446)	(940,419)	(547,086)	(1,825,311)	(353,798)	(986,149)

Net increase (decrease)	(441,918)	1,159,527	6,356,852	3,133,968	2,917,070	1,511,978	4,561,311	1,104,604
Beginning shares outstanding	3,949,044	2,789,517	10,029,054	6,895,086	8,125,435	6,613,457	5,936,123	4,831,519

Ending shares outstanding	3,507,126	3,949,044	16,385,906	10,029,054	11,042,505	8,125,435	10,497,434	5,936,123

Class B
Shares sold			2,947	3,853	1,604	5,726	4,495	10,030
Dividend and distribution reinvested			2,196	2,825	3,000	2,222	1,303	1,488
Shares repurchased			(16,063)	(21,858)	(15,387)	(59,747)	(10,517)	(3,942)

Net increase (decrease)			(10,920)	(15,180)	(10,783)	(51,799)	(4,719)	7,576
Beginning shares outstanding			90,162	105,342	89,393	141,192	49,343	41,767

Ending shares outstanding			79,242	90,162	78,610	89,393	44,624	49,343

Class C
Shares sold			28,527	108,164	3,973	37,258	7,040	50,267
Dividend and distribution reinvested			6,125	7,455	8,131	6,697	1,762	2,639
Shares repurchased			(95,145)	(64,166)	(84,335)	(189,178)	(31,083)	(40,458)

Net increase (decrease)			(60,493)	51,453	(72,231)	(145,223)	(22,281)	12,448
Beginning shares outstanding			260,154	208,701	271,997	417,220	86,176	73,728

Ending shares outstanding			199,661	260,154	199,766	271,997	63,895	86,176

(1)	Operations commenced on June 29, 2007.
(2)	This Fund offers Class A shares only.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Mid-Cap Growth Fund		PL Real Estate Fund
	Year ended 3/31/2008	Year ended 3/31/2007	Year ended 3/31/2008	Year ended 3/31/2007

Class A
Shares sold	580,857	2,201,255	1,234,517	520,344
Dividend and distribution reinvested	1,034,270	381,284	248,696	131,207
Shares repurchased	(2,029,753)	(203,376)	(224,535)	(525,599)

Net increase (decrease)	(414,626)	2,379,163	1,258,678	125,952
Beginning shares outstanding	5,806,438	3,427,275	2,108,559	1,982,607

Ending shares outstanding	5,391,812	5,806,438	3,367,237	2,108,559

Class B
Shares sold	9,165	22,009	1,471	9,276
Dividend and distribution reinvested	20,051	7,308	625	781
Shares repurchased	(16,880)	(11,093)	(5,403)	(5,655)

Net increase (decrease)	12,336	18,224	(3,307)	4,402
Beginning shares outstanding	100,973	82,749	11,920	7,518

Ending shares outstanding	113,309	100,973	8,613	11,920

Class C
Shares sold	12,133	30,620	7,417	19,414
Dividend and distribution reinvested	21,755	18,651	1,616	1,227
Shares repurchased	(53,663)	(129,853)	(11,921)	(7,082)

Net increase (decrease)	(19,775)	(80,582)	(2,888)	13,559
Beginning shares outstanding	134,775	215,357	22,456	8,897

Ending shares outstanding	115,000	134,775	19,568	22,456

          As of March 31, 2008, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C, and R) owned the following percentages of the total shares outstanding of each of the following Underlying Funds, as applicable:

	Portfolio Optimization Funds

Underlying Funds	PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate- Conservative	PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate- Aggressive	PL Portfolio Optimization Aggressive

PL Money Market	3.93%	2.74%	N/A	N/A	N/A
PL Small-Cap Growth	N/A	2.98%	23.11%	44.49%	25.61%
PL International Value	1.59%	6.50%	29.15%	37.13%	22.83%
PL Large-Cap Value	1.57%	6.52%	28.95%	35.88%	20.12%
PL Short Duration Bond	14.77%	21.01%	49.51%	14.33%	N/A
PL Growth LT	1.09%	4.41%	26.42%	38.64%	25.99%
PL Mid-Cap Value	1.85%	5.43%	28.91%	39.24%	24.04%
PL Large-Cap Growth	N/A	4.22%	33.46%	39.92%	14.28%
PL International Large-Cap	1.09%	6.13%	26.60%	41.64%	21.78%
PL Small-Cap Value	N/A	6.18%	22.09%	42.68%	29.05%
PL Main Street Core	2.77%	7.21%	32.63%	37.46%	19.93%
PL Emerging Markets	N/A	N/A	29.79%	44.67%	25.54%
PL Managed Bond	10.28%	15.73%	43.69%	26.71%	N/A
PL Inflation Managed	8.30%	14.03%	42.06%	31.79%	N/A
PL Comstock	2.27%	8.18%	32.46%	36.86%	17.74%
PL Mid-Cap Growth	N/A	6.55%	25.14%	36.69%	22.85%
PL Real Estate	N/A	N/A	24.35%	47.50%	26.27%

12. INDEMNIFICATIONS

          Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Funds. In addition, the Funds entered into an agreement with each of the trustees which provides that the Funds will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Funds, to the fullest extent permitted by the Funds’ Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Funds enters into contracts with service providers and others that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Funds and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

13. TAX INFORMATION (Unaudited)

          For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the period of January 1, 2007 to December 31, 2007 is as follows:

Funds	Percentage

PL Portfolio Optimization Conservative	6.53%
PL Portfolio Optimization Moderate-Conservative	12.50%
PL Portfolio Optimization Moderate	16.56%
PL Portfolio Optimization Moderate-Aggressive	22.54%
PL Portfolio Optimization Aggressive	28.71%
PL Small-Cap Growth	9.01%
PL Large-Cap Value	100.00%
PL Growth LT	85.79%
PL Mid-Cap Value	15.98%
PL Small-Cap Value	100.00%
PL Main Street Core	54.20%
PL Comstock	100.00%
PL Mid-Cap Growth	9.52%
PL Real Estate	6.17%

          The following Funds designated the listed amounts as long-term capital gain dividend during the year ended March 31, 2008. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Funds	Amount

PL Portfolio Optimization Conservative	$409,807
PL Portfolio Optimization Moderate-Conservative	1,561,185
PL Portfolio Optimization Moderate	11,085,991
PL Portfolio Optimization Moderate-Aggressive	15,478,368
PL Portfolio Optimization Aggressive	8,506,236
PL Small-Cap Growth	3,541,064
PL International Value	1,841,473
PL Large-Cap Value	1,209,904
PL Short Duration Bond	1,135,195
PL Growth LT	3,109,881
PL Mid-Cap Value	3,238,584
PL International Large-Cap	3,988,898
PL Main Street Core	3,144,126
PL Emerging Markets	8,104,027
PL Managed Bond	149,998
PL Comstock	2,487,829
PL Mid-Cap Growth	7,813,635
PL Real Estate	2,160,186

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of
Pacific Life Funds

          We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Life Funds comprising the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive (collectively the “Portfolio Optimization Funds”), and the PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Growth LT Fund, PL Mid-Cap Value Fund, PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund, PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund (collectively the “Funds”) as of March 31, 2008, the related statements of operations for the year then ended (as to the PL Small-Cap Value Fund, for the period from June 29, 2007 (commencement of operations) through March 31, 2008), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Small-Cap Value Fund, for the period from commencement of operations through March 31, 2008), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Pacific Life Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Pacific Life Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Pacific Life Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolio Optimization Funds and Funds, constituting the Pacific Life Funds as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

May 20, 2008
Costa Mesa, California

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

          The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons,” because of their positions with Pacific Life. The Trust’s Statement of Additional Information (SAI) includes additional information about the trustees and is available (i) on the Trust’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Website at http://www.sec.gov; and (iii) upon request, without charge, by calling the Funds toll-free at 1-800-722-2333.

          The address of each trustee and officer, is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with Pacific Life Funds and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Insurance Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06

Trustee (1/06 to present) of Pacific Select Fund; Member of the Board of Directors (2005 to present) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.

			54

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present) of Pacific Select Fund; Member, Board of Trustees (2007 to present) of Sage Hill School; Vice Chairman (2001 to 2007) and Member (2001 to present) of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	54

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	54

G-1	See explanation of references on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Name and Age	Position(s) with Pacific Life Funds and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES (Continued)

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	54

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)

Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.

54

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/20/06 to 1/10/07)

Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present) Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Current and prior Board Member, Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities (NAVA); Senior Vice President (7/03 to 11/03) of Finance of New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America; Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.

54

G-2	See explanation of references on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Name and Age	Position(s) with Pacific Life Funds and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/12/01	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	54

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/12/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04

Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.

			54

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Select Fund.	54

G-3	See explanation of references on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Name and Age	Position(s) with Pacific Life Funds and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	54

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	54

Audrey L. Milfs Year of birth 1945	Secretary since 6/21/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries of Pacific Life; and Secretary (7/87 to present) of Pacific Select Fund.	54

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2008, the “Fund Complex” consisted of Pacific Life Funds (22 funds) and Pacific Select Fund (32 portfolios).

PACIFIC LIFE FUNDS
SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

          Shareholders of record as of January 18, 2008 representing the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive (collectively, the “Portfolio Optimization Funds”) were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of Pacific Life Funds on March 25, 2008. The necessary quorum and passing requirements for each Portfolio Optimization Fund were satisfied and the proposal passed. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for each Portfolio Optimization Fund:

          To amend the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the underlying mutual funds of the Trust in which the Portfolio Optimization Funds currently invest; (ii) a 0.05% decrease in the administration fee paid to the Trust’s administrator by the Portfolio Optimization Funds and underlying mutual funds; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and underlying mutual funds; and (iv) an additional 0.20% decrease in the advisory fee paid to Pacific Life Fund Advisors LLC by the PL Small-Cap Growth Fund.

PL Portfolio Optimization Fund	Votes For		Votes Against		Votes Withheld (1)		Total Outstanding Shares	Total Outstanding Shares

	Number	Percent (2)	Number	Percent (2)	Number	Percent (2)	Voted	Number

Conservative	2,039,441.32	90.20%	93,548.42	4.14%	127,969.26	5.66%	2,260,959.00	4,266,980.00
Moderate-Conservative	5,053,814.91	91.94%	229,705.34	4.18%	213,519.11	3.88%	5,497,039.36	10,433,991.00
Moderate	15,756,438.55	79.15%	3,022,076.71	15.18%	1,128,696.68	5.67%	19,907,211.94	37,133,238.00
Moderate-Aggressive	16,613,140.69	86.43%	895,783.19	4.66%	1,712,547.34	8.91%	19,221,471.22	38,082,059.00
Aggressive	7,476,488.38	88.53%	508,611.83	6.02%	460,192.03	5.45%	8,445,292.24	16,478,739.00

(1)	The information presented includes broker non-votes.

(2)	Based on total outstanding shares voted.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)

          The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA also does business under the name “Pacific Asset Management” (“PAM”) and manages the PL Money Market Fund under the PAM name. Hereinafter, all references to PLFA [with respect to the PL Money Market Fund] shall include PAM. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 4, 2007. Additionally, at an in-person meeting on March 20, 2008, the Board, including all of the Independent Trustees, approved a new Fund Management Agreement effective July 1, 2008 with respect to the PL Floating Rate Loan Fund. Also, at the in-person meeting on December 4, 2007, the Board, including all of the Independent Trustees, approved an amendment to the fee schedule to the Advisory Agreement between the Trust and PLFA (the “Amended Agreement”).

          At these meetings, the Trustees considered information provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written responses from PLFA and each Fund Manager to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and information provided by the Fund Managers, and descriptions of various functions such as compliance monitoring and fund trading practices, and information about the personnel providing investment management and administrative services to each Fund. The Independent Trustees utilized information from service providers to assist them with evaluating the Agreements. The Independent Trustees reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information which reflected the Funds’ investment performance, management fees and expense information.

          The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

          In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

          PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.

          The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

          The Trustees considered PLFA’s development of analytical tools for assessing performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Fund Managers.

          The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the PLFA directly-managed Funds (the Portfolio Optimization Funds and the PL Money Market Fund), and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees additionally reviewed information concerning any responses by PLFA to regulatory and compliance developments throughout the year.

           The Fund Managers. The Trustees considered various materials relating to the Fund Managers, including copies of each existing Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of each Fund Manager, including qualitative assessments from senior management of PLFA.

          The Trustees considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements, particularly in light of the nature, extent, and quality of the services to be provided by the Fund Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management and the expertise of each Fund Manager’s fund management team, as well as the investment methodology used by the Fund Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Fund Manager’s written compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Trustees also considered that each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.

           In making their assessments, the Trustees considered that PLFA (and the predecessor investment adviser, Pacific Life) has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA (or Pacific Life) and the Trustees believed it to be appropriate.

          The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

          The Trustees considered the investment results of each Fund in light of its objective. The Trustees compared each Fund’s total returns with the total returns of appropriate groups of peer funds based both on information provided by PLFA using Lipper and Morningstar data and with one or more relevant benchmark indices. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year periods (if available). In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Funds performed above the median of their respective peer group funds. The Trustees also observed, however, that certain of the Funds had not performed as well and trailed their respective peer group medians and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to try to gain an understanding of underperformance and to assess whether any actions would be appropriate.

          The Trustees also reviewed the detailed monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s policy of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a good record of well managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees further noted that only the Portfolio Optimization Funds and the PL Money Market Fund are open to new investors.

          The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

          The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and total operating expense ratios for each of the Funds. The Trustees reviewed the advisory fees and total operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. The Trustees also reviewed written materials prepared by PLFA based on information retrieved from Morningstar and Lipper databases.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

          The Trustees also considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with the exception of the Portfolio Optimization Funds and the PL Money Market Fund (which are not sub-advised), the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that each Fund’s sub-advisory fees are paid by PLFA and are not paid directly by any Fund.

          The Trustees observed that certain of the Funds’ total expenses were ranked lower than the median of their respective Morningstar (or where used, Lipper) category. The Trustees also observed that some Funds’ contractual advisory fees were higher than the median of the respective Morningstar category. However, the Trustees noted that none of the Funds were ranked among those funds in their respective Morningstar category as having the highest total expense ratios and several Funds were ranked as having the lowest total expense ratios in their respective Morningstar category. The Trustees noted that all of the Funds were subject to expense limits agreed to by PLFA.

          The Board concluded that the advisory fees and total expenses of each Fund were fair and reasonable compared to the advisory fees and expense levels of the other funds in the Fund’s respective peer groups.

4. Costs, Level of Profits and Economies of Scale

          The Trustees reviewed information regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA.

          PLFA’s and the Fund Managers’ Costs and Profitability. The Board considered the costs of the services to be provided and the overall profitability of PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds were not currently profitable to PLFA and its affiliates due in part to the fact that they have not reached critical mass. The Board also noted that management did not anticipate the Funds becoming profitable in the near-term given the level of subsidy and expense reimbursements provided by PLFA and its affiliates. However, the Board noted some growth in Trust assets and the reduced need for PLFA and its affiliates to subsidize the Trust.

          The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Fund Managers and asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and providing certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

          The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

          With respect to the Fund Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the inconsistency in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

          Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (with the exception of the Portfolio Optimization Funds and the PL Money Market Fund, which are not sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.

          Economies of Scale. The Trustees noted and considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted that the Funds have relatively small asset levels that do not currently produce economies of scale. The Trustees noted, however, PLFA’s (and previously Pacific Life’s) commitment to competitive total expenses of the Funds through expense limitation agreements, its consistent reinvestment in the business in the form of improvements in technology and customer service, and the various expense caps the Funds have been subject to since their inception.

          The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

5. Ancillary Benefits

          The Trustees requested and received from PLFA information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including reimbursement at an approximate cost basis for support services, as well as commissions paid to broker-dealers affiliated with the Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

          The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

          Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but rather the Board based its determination on the total mix of information available to it.

Other Advisory Agreement and Fund Management Agreement Approvals

PL Floating Rate Loan Fund

          At an in-person meeting on March 20, 2008, the Board, including all of the Independent Trustees, approved the establishment and designation, effective July 1, 2008, of a newly organized Fund of the Trust, the PL Floating Rate Loan Fund. In connection with the approval of the PL Floating Rate Loan Fund, the Board also approved, effective July 1, 2008, the Advisory Agreement with PLFA and a fund management agreement (the “Floating Rate Loan Fund Management Agreement”) with Highland Capital Management, L.P (“Highland Capital”).

          The Board evaluated the Floating Rate Loan Fund Management Agreement among the Trust, PLFA and Highland Capital principally with reference to the factors described below. The Board also considered the various screening processes that PLFA utilizes in proposing a new Fund Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Fund Manager and an assessment of the investment strategies used by a Fund Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Highland Capital, including certain other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Highland Capital as the new Fund Manager, which was ultimately approved by the Board.

          In evaluating the Advisory Agreement and the Floating Rate Loan Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

          PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of all Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.

          The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

          The Trustees considered the benefits to shareholders of retaining PLFA to serve as the adviser to the PL Floating Rate Loan Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the PL Floating Rate Loan Fund and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and material provided to them throughout the year by PLFA. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the PL Floating Rate Loan Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Fund, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

          Highland Capital. The Trustees considered the benefits to shareholders of retaining Highland Capital as the fund manager of the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Highland Capital. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed PL Floating Rate Loan Fund Management Agreement; copies of the Form ADV for the Fund Manager; financial information relating to the Fund Manager; and other information deemed relevant to the Trustees’ evaluation of the Fund Manager, including qualitative assessments from senior management of PLFA.

          The Trustees considered that under the Floating Rate Loan Fund Management Agreement, Highland Capital would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Floating Rate Loan Fund over both the short- and long-term, the organizational depth and resources of Highland Capital, including the background and experience of Highland Capital’s management and the expertise of the fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy. The Trustees noted that Highland Capital serves as the portfolio manager for the Floating Rate Loan Portfolio of Pacific Select Fund, another investment company overseen by the Board.

          In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Highland Capital, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new Floating Rate Loan Fund Management Agreement.

          In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Highland Capital, and was aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by Highland Capital. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate.

          The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Floating Rate Loan Fund by PLFA under the Advisory Agreement and Highland Capital under the Floating Rate Loan Fund Management Agreement.

2. Investment Results

          The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a floating rate loan fund, and the identification by PLFA of Highland Capital to serve as Fund Manager with regard to the day-to-day investment activities of the PL Floating Rate Loan Fund. Because this consideration related to a newly organized fund, no actual performance record for this Fund was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Floating Rate Loan Fund Management Agreement, as described below.

          The Trustees considered information about the historical performance of accounts managed by the same Highland Capital fund management team that would manage the PL Floating Rate Loan Fund using similar investment strategies as those proposed for the PL Floating Rate Loan Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against its peer group category for the year-to-date, one-, three-, five-, and seven-year (since inception) periods, and found that Highland Capital had performed in the top quartile of its applicable Morningstar category for the three-, five-, and seven-year (since inception) periods. Additionally, the Trustees considered performance information presented by PLFA for other potential fund managers. The Trustees also considered the need for Highland Capital to adhere to the Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Funds. The Trustees also considered a report from the investment personnel of Highland Capital about the performance of that firm’s accounts during recent market conditions and their expectations for future performance of floating rate loans.

          The Board determined that Highland Capital’s performance record was acceptable.

3. Advisory and Fund Management Fees

          The Trustees reviewed information that compared the PL Floating Rate Loan Fund’s proposed advisory fee rate and anticipated total operating expense ratio to industry averages for comparable products. The Trustees considered that the proposed advisory fee and the anticipated expense ratio, after fee waivers, would be about the same as industry averages for floating rate products based on the data presented to the Board. The Trustees noted that the only shareholders of the PL Floating Rate Loan Fund will be the Portfolio Optimization Funds. They noted that a proxy had been sent to shareholders of the Portfolio Optimization Funds for approval of the implementation of a 0.20% advisory fee to the Portfolio Optimization Funds, and if approved, PLFA would simultaneously decrease the advisory fee of the Underlying Funds by 0.20% on July 1, 2008, which would include a 0.20% reduction to the proposed advisory fee for the PL Floating Rate

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

Loan Fund. The Trustees also considered that PLFA agreed to an asset based breakpoint schedule for the PL Floating Rate Loan Fund so that the advisory fee as a percentage of the Fund’s net assets would decrease as the Fund becomes larger. The Trustees noted that the proposed breakpoints appeared to offer meaningful potential savings to shareholders of the PL Floating Rate Loan Fund at higher asset levels. The Board concluded that the compensation payable under the Advisory Agreement is fair and reasonable.

          The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of the Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the PL Floating Rate Loan Fund by Highland Capital and that the level of services provided by Highland Capital on these other accounts were due to the different nature of the accounts or an affiliation between Highland Capital and the account. These differences often explained differences in fee schedules. The Trustees also considered that the sub-advisory management fees payable to Highland Capital under the Floating Rate Loan Fund Management Agreement did not contain breakpoints.

          The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Highland Capital, and that the PL Floating Rate Loan Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Floating Rate Loan Fund. The Board concluded that the compensation payable under the Floating Rate Loan Fund Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

          The Trustees reviewed information regarding PLFA’s costs of sponsoring the Fund and information regarding the anticipated profitability of the proposed Fund to PLFA.

          PLFA’s Costs and Profitability. The Trustees considered the cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Floating Rate Loan Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this information is only estimated because there is no actual operating history for the PL Floating Rate Loan Fund. The Trustees considered the overall financial soundness of PLFA. The Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the Advisory Agreement. The Trustees reviewed the revenues and benefits that are expected to be derived from the PL Floating Rate Loan Fund. The Trustees considered the projected profitability of the Floating Rate Loan Fund Agreement to Highland Capital to the extent practicable based on the financial information provided by Highland Capital.

          The Trustees considered that it was difficult to accurately determine or evaluate the profitability of the Floating Rate Loan Fund Agreement to Highland Capital because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees gave less weight to projected profitability considerations and did not view this data as important as other data provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Highland Capital with respect to the negotiation of fund management fees and the fact that such fees are paid by PLFA, and the fact that they are projections.

          Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Floating Rate Loan Fund and the Trust as assets grow. Because the PL Floating Rate Loan Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Fund’s net assets decrease or will decrease as the Fund becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Fund increase. The Trustees also noted that there is an expense limitation agreement in place for the PL Floating Rate Loan Fund.

          The Board concluded that the PL Floating Rate Loan Fund’s fee structure reflected in the Advisory Agreement and Floating Rate Loan Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

          The Trustees received from PFLA information concerning other benefits that may be received by PLFA and Highland Capital and their affiliates as a result of their relationship with the PL Floating Rate Loan Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Highland Capital represented that they do not anticipate utilizing an affiliated broker-dealer for trades or utilizing soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered that the potential benefits that may be derived by PLFA from its relationship with the PL Floating Rate Loan Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to funds. The Trustees considered potential benefits to be derived by Highland Capital from its relationship with the PL Floating Rate Loan Fund and concluded that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

6. Conclusion

          Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Advisory Agreement and the Floating Rate Loan Fund Management Agreement is fair and reasonable; and (ii) the Advisory Agreement and Floating Rate Loan Fund Management Agreement are in the best interests of the PL Floating Rate Loan Fund and its shareholders. No single factor was determinative of the Board’s findings, but rather the Board based its determination on the total mix of information available to it.

Pacific Life Funds Restructuring

          At its meeting on December 4, 2007, the Board, including all of the Independent Trustees, approved the Amended Agreement between the Trust and PLFA and recommended that shareholders also approve the Amended Agreement.

          The Board noted that the current investment advisory agreement (the “Current Agreement”) and the Amended Agreement for each Portfolio Optimization Fund are identical except for the proposed advisory fee, and that the proposed advisory fee, upon implementation, will be accompanied by an equivalent decrease in the advisory fees of the Underlying Funds, a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of the Funds, an extension of contractual expense caps through June 30, 2009 for the Funds and an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund. The Board further considered the proposed advisory fee, and the changes to the Trust’s fee structure, in connection with the re-evaluation and re-positioning of the Portfolio Optimization Funds as the primary offering of the Trust as well as changing competitive circumstances. The Board also considered the importance of adjusting the pricing structure of the Portfolio Optimization Funds to be more in line with competing “fund of funds.”

          The Board also considered the impact of the fee restructuring on the Underlying Funds. In each case, the Board considered representations from PLFA that its level of service provided to the Funds will not be impacted by the proposed fee restructuring.

          In evaluating the Amended Agreement, the Board, including the Independent Trustees, also considered the following factors, among others:

1. Nature, Extent and Quality of Services

          The Board recognized that PLFA performs advisory services to the Portfolio Optimization Funds and is responsible for the Portfolio Optimization Funds’ asset allocation strategy and target allocations, and incurs advisory expenses at the Portfolio Optimization Funds level. The Board further considered that despite the restructuring of the advisory fees, the level of advisory and/or administrative services currently being provided to the Portfolio Optimization Funds and the Underlying Funds would remain the same. The Board noted that the target allocations, returns and risk characteristics of the Underlying Funds would continue to be monitored by PLFA to maintain the desired risk/return characteristics and asset class and investment style exposure. The Board also took into account that PLFA had tailored applicable policies and procedures to address any potential compliance issues related to the Portfolio Optimization Funds.

          The Board considered the depth and quality of PLFA’s investment management process, including its management of the Portfolio Optimization Funds; its experience in asset allocation strategies and management of fund of funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the high quality of the services provided by PLFA or its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs, and the back-up support that is directly accessible by shareholders. The Board also considered that PLFA’s investment professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Board further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

          The Board considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with each Portfolio Optimization Fund. In this regard, the Board reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s CCO on PLFA’s compliance with applicable laws and regulations. The Board additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.

          The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and that the proposed fee restructuring would not negatively impact these services.

2. Investment Results

          The Board considered investment performance results in light of the Portfolio Optimization Funds’ investment objectives, strategies and risks, as disclosed in the prospectus. The Board also considered the quantitative and qualitative measures used by PLFA to monitor and

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

evaluate investment results of the Portfolio Optimization Funds as well as the Underlying Funds. The Board noted that it received fund performance reports from PLFA, which included a detailed description of the Portfolio Optimization Funds’ investment approach, information on the Portfolio Optimization Funds’ gross and net returns and the Portfolio Optimization Funds’ investment performance relative to relevant investment categories and benchmarks. The Board also compared each Portfolio Optimization Fund’s total returns with the total returns of appropriate groups of peer funds based on information provided by PLFA from an outside source, as well as one or more relevant benchmark indices. In particular, the Board reviewed and considered performance information of the Portfolio Optimization Funds’ compared to the respective peer groups over the one- and three-year period ended September 30, 2007.

          The Board concluded that PLFA was implementing each Portfolio Optimization Fund’s investment objective and that PLFA’s record in managing each Portfolio Optimization Fund indicates that its continued management will benefit each Portfolio Optimization Fund and its shareholders. The Board concluded that the proposed fee restructuring will not impact PLFA’s ability to provide shareholders with acceptable performance results.

3. Advisory Fees and Total Expense Ratios

          The Board noted that PLFA will not receive any additional aggregate advisory fees and the aggregate fees and expenses borne directly or indirectly by shareholders will remain the same after the fee restructuring. The Board also considered the future circumstances in which the proposed fee restructuring might actually result in a reduction of the total fees and expenses associated with an investment in the Portfolio Optimization Funds. The Board reviewed the proposed advisory fees as compared to the fees charged by other fund of funds at the asset allocation level from a group of peer funds presented by management. The Board found that, while neither the highest nor the lowest, the proposed advisory fees of the Portfolio Optimization Funds fell within the range of fees reviewed. The Board also reviewed written materials prepared by PLFA based on information retrieved from Morningstar’s database, which included comparative information about each Portfolio Optimization Fund’s total expense ratios and certain components thereof, relative to those of peer groups presented by PLFA.

          In reviewing the proposed fee restructuring, the Board also took into account the equivalent decrease in the advisory fees of the Underlying Funds. The Board considered that the corresponding decrease is intended to assure that adjustments to the Trust’s pricing structure did not impose higher aggregate fees and expenses on shareholders of the Portfolio Optimization Funds. The Board further considered that the proposed advisory fee also will be accompanied by a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily nets assets of the Funds, an extension of contractual expense caps through June 30, 2009 for the Funds and an additional 0.20% decrease in the annual advisory fee paid to PLFA that is applied to the average daily net assets for the PL Small-Cap Growth Fund. The Board noted that the proposal would also benefit existing shareholders of the Underlying Funds who were not invested in the Portfolio Optimization Funds by reducing the Underlying Funds’ advisory and administration fees. The Board also received assurances from PLFA that any reduction in the advisory and administration fees would not result in any reduction in services provided to those Funds.

          The Board concluded that the proposed advisory fees and expense ratios were reasonable compared to the advisory fees and expense levels of the other funds in the Portfolio Optimization Funds’ respective peer groups.

4. Costs, Level of Profits and Economies of Scale

          The Board reviewed information regarding PLFA’s costs of sponsoring the Portfolio Optimization Funds and information regarding the level of profits to be realized by PLFA, if any.

          The Board considered the costs of the services to be provided and the overall profitability of PLFA and its affiliates from the management of the Trust. The Board noted that the Funds were not currently profitable due in part to the fact that they have not reached critical mass. The Board also noted that management did not anticipate the Funds becoming profitable in the near-term given the level of subsidy and expense reimbursements provided by PLFA and its affiliates. However, the Board noted some growth in Trust assets and the reduced need for PLFA and its affiliates to subsidize the Trust.

          The Board also considered that the proposed advisory fee for the Portfolio Optimization Funds would not result in an increase in revenues to PLFA, and considered PLFA’s willingness to reduce the advisory fees of the Underlying Funds. The Board further considered the substantial reimbursements that PLFA and its affiliates have provided to the Portfolio Optimization Funds, that PLFA has agreed to an extension of contractual expense caps through June 30, 2009 for both the Portfolio Optimization Funds and the Underlying Funds and that PLFA has agreed to an additional 0.20% decrease in the annual advisory fee paid to PLFA by the PL Small-Cap Growth Fund. The Board also reviewed information provided during the past year regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

          The Board also noted and considered the extent to which economies of scale may be realized as each Portfolio Optimization Fund grows and whether advisory fee levels reflect economies of scale if each Portfolio Optimization Fund grows in size. The Board noted that the Portfolio Optimization Funds have relatively small asset levels that do not currently produce economies of scale for PLFA. The Board noted, however, PLFA’s commitment to competitive total expenses of the Portfolio Optimization Funds, its consistent reinvestment in the business in the form of improvements in technology and customer service and the fee reductions and expense caps that the Portfolio Optimization Funds’ have been subject to since their inception. The Board concluded that the Portfolio Optimization Funds’ cost structures were reasonable in light of the Trust’s size.

5. Ancillary Benefits

          The Board considered a variety of other benefits received by PLFA and its affiliates as a result of their respective relationship with the Portfolio Optimization Funds, including fees for administrative services and reimbursement at cost for support services.

          The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

          Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Amended Agreement is fair and reasonable to each Portfolio Optimization Fund and its shareholders, and that the approval of the Amended Agreement is in the best interests of the Portfolio Optimization Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Amended Agreement, but rather the Board based its determination on the total mix of information available to them.

PACIFIC LIFE FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

          The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, when required is filed pursuant to applicable regulations, is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Policies

          A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s Statement of Additional Information (“SAI”), which is available (i) upon request, without charge, by calling 1-800-722-2333; (ii) on the Trust’s Webpage at http://www.PacificLife.com; and (iii) on the SEC’s Web site at http://www.sec.gov.

Availability of Proxy Voting Record

          The Trust files, by August 31 of each year, information regarding how the Fund Managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Trust’s Webpage at http://www.PacificLife.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

Information Relating to Investments Held by the Trust

          For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and SAI. For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available (i) on the Trust’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling 1-800-722-2333.

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PACIFIC LIFE FUNDS ANNUAL REPORT
as of March 31, 2008

PACIFIC LIFE FUNDS
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

3012-08A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 12(a) (1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $234,000 and $198,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $3,500, respectively. The nature of the services in 2007 comprising the fees was the review of financials in N-1A filing.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $66,650 and $63,000, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

The aggregate fees billed for the fiscal years ended March 31, 2008 and 2007 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2008 and 2007 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $66,650 and $90,000, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chairman of the Board, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99(a)(1)—Code of Ethics that is subject to the disclosure of Item 2 hereof.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds
By:	/s/ Mary Ann Brown

Mary Ann Brown President

Date:	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James T. Morris

James T. Morris Chief Executive Officer

Date:	June 6, 2008

By:	/s/ Mary Ann Brown

Mary Ann Brown President

Date:	June 6, 2008

By:	/s/ Brian D. Klemens

Brian D. Klemens Treasurer (Principal Financial and Accounting Officer)

Date:	June 6, 2008